<cover page>
VA
Variable Annuity

Union Central (logo)

1996 Prospectuses
-----------------------------------------------
Carillon Account of The Union Central Life Insurance Company;
Carillon Fund, Inc.;
MFS Variable Insurance Trust;
Scudder Variable Life Investment Fund; and
TCI Portfolios, Inc.


Distributed by: Carillon Investments, Inc.,
P.O. Box 40409, Cincinnati, Ohio 45240

                     PROSPECTUS

       Flexible Premium Deferred Variable Annuity

                   CARILLON ACCOUNT
                         of
          THE UNION CENTRAL LIFE INSURANCE COMPANY

Home Office:
1876 Waycross Road
P.O. Box 40888
Cincinnati, Ohio 45240-40888
Telephone: 1-800-999-1840

This Prospectus describes a Flexible Premium Deferred Variable Annuity Contract ("Contract") offered by The Union
Central Life Insurance Company ("Union Central"). The Contract is designed to aid employers, employees, and other groups and individuals in long-term financial planning, and it provides for the accumulation of capital on a tax-deferred basis for retirement or other long-term purposes. The Contract is designed for use in connection with retirement plans regardless of whether the plan qualifies for favored federal income tax treatment.

Funds may be accumulated and annuity payments made on a variable basis, a fixed basis, or a combination variable and fixed basis. The Contract allows for significant flexibility with respect to premium payments, annuity payments, withdrawals, and transfers. Within the limits, if any, applicable to particular retirement plans, the Contract provides the flexibility necessary to permit a Contract Owner to devise a financial plan that best fits the particular needs.

Premiums may be allocated in whole or in part to the Carillon Account ("CA"), a separate account of Union Central.
CA invests its assets in shares of the Carillon Fund, Inc. (the "Carillon Fund"), a mutual fund consisting of four separate portfolios: Equity Portfolio, Bond Portfolio, Capital Portfolio and S&P 500 Index Portfolio; in shares of the Capital
Growth Portfolio Class A, International Portfolio Class A, and Money Market Portfolio of Scudder Variable Life Investment Fund (the "Scudder Fund"); in shares of the TCI Growth Portfolio of TCI Portfolios, Inc. (the "TCI Fund"); and in shares of the MFS Growth With Income Series and MFS High Income Series of MFS Variable Insurance Trust (the "MFS Fund," and with
Carillon Fund, Scudder Fund and TCI Fund, collectively referred to as the "Funds"). To the extent that premiums are allocated to CA, the Accumulation Value will vary in accordance with the investment performance of the Portfolio or Portfolios selected by the Contract Owner. Similarly, if a variable annuity settlement is selected, the amount of the annuity payments will vary with the investment performance of the Portfolio(s). The Contract Owner bears the investment risk for any amounts allocated to CA. This Prospectus generally describes only the variable portion of the Contract. For a brief description of the fixed portion, see "The Guaranteed Account" on page 20.

This Prospectus sets forth the information about CA that prospective purchasers of Contracts ought to know.
Additional information about CA has been filed with the Securities and Exchange Commission in the form of a Statement of Additional Information ("SAI") which is incorporated herein by reference. The SAI is dated May 1, 1996, and may be obtained without charge by writing Union Central at the address given above or calling the listed telephone number. A Table of Contents for the SAI is given on page 3.

This Prospectus Must be Accompanied or Preceded by a Current Prospectus for the Carillon Fund, Inc.; for the Capital Growth Portfolio Class A, International Portfolio Class A and Money Market Portfolio of Scudder Variable Life Investment Fund;
for the TCI Growth Portfolio of TCI Portfolios, Inc.; and the MFS Growth with Income Series and MFS High Income Series of MFS Variable Insurance Trust.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE
SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE COMMISSION PASSED
UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY
REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Please Read This Prospectus Carefully and Retain It for Future
Reference

        The Date of This Prospectus is May 1, 1996.

                           TABLE OF CONTENTS



Page
Definitions . . . . . . . . .. . . . . . . . . 3
Summary . . . . . . . . .. . . . . . . . . 4
Summary of Separate Account Expenses . . . . . . . . . 6
Performance Data . . . . . . . . .. . . . . . . . . 9
Accumulation Unit Values . . . . . . . . .. . . . . . .  10
The Union Central Life Insurance Company and Carillon Account. 11
   Union Central . . . . . . . . .. . . . . . . . . 11
   Carillon Account . . . . . . . . .. . . . . . . . . 11
   The Funds. . . . . . . . . .. . . . . . . . . 11
   Additions, Deletions, or Substitutions of Investments. .12
The Contract . . . . . . . . .. . . . . . . . . 13
   Purchasing a Contract . . . . . . . . .. . . . . . . . . 13
   Premiums . . . . . . . . .. . . . . . . . . 13
   Crediting of Accumulation Units . . . . . . . . . 13
   Value of Accumulation Units . . . . . . . . . 14
   Transfers . . . . . . . . . . . . . . . . . . . . . . . 14
   Special Transfers - Dollar Cost Averaging . . . . .  . . 15
   Portfolio Rebalancing Plan. . . . . . . . . . . . . . . 16
   Surrenders. . . . . . . . . . .. . . . . . . . . . . . . 16
   Personal Income Plan. . . . . .. . . . . . . . . . . . . 17
Charges and Other Deductions . . . .  . . . . . . . . . . . 17
   Administration Fee. . . . . . . . .  . . . . . . . . . . 17
   Mortality and Expense Risk Charge . .. . . . . . . . . . 17
   Surrender Charge (Contingent Deferred Sales Charge) .. . 18
       Terminal Illness/Confinement. . . . .. . . . . . . . 18
   Premium Taxes . . . . . . . . . . . . . . . . .. . . . . 19
   Fund Expenses . . . . . . . . . . . . . . . .  . . . . . 20
Benefits Under the Contract. . . . . . . . . . . .  . . . . 20
   Death Benefits. . . . . . . . . . . . . . . . . .. . . . 20
   Annuity Payments. . . . . . . . . . . . . . . . .  . . . 20
The Guaranteed Account . . . . . . . . . . . . . . .  . . . 22
General Matters. . . . . . . . . . . . . . . .. . . . . . . 23
Federal Tax Matters. . . . . . . . . . . . . . .. . . . . . 23
Restrictions Under the Texas Optional Retirement Program .. 25
Distribution of the Contracts. . . . . . . . . . . . .  . . 25
Voting Rights. . . . . . . . . . . . . . . . . . . . .  . . 26
Financial Statements . . . . . . . . . . . . . . . .  . . . 26
Appendix A . . . . . . . . . . . . . . . . . . . . . .. . . 27


                  STATEMENT OF ADDITIONAL INFORMATION
                           TABLE OF CONTENTS

Distribution of Contracts. . . . . . . . . . . .  . . . . .B-2
Determination of Annuity Payments. . . . . . . . .. . . . .B-2
Performance Data Advertising . . . . . . . . . . .  . . . .B-3
Federal Tax Matters. . . . . . . . . . . . . . . .  . . . .B-5
Miscellaneous Contract Provisions. . . . . . . . . .. . . .B-7
Custody of CA's Assets . . . . . . . . . . . . . .  . . . .B-8
Experts. . . . . . . . . . . . . . . . . . . .. . . . . . .B-8
Financial Statements of CA and of Union Central


THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE. NO DEALER, SALESMAN, OR OTHER PERSON IS AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATIONS IN CONNECTION WITH THIS PROSPECTUS, AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON.
                              DEFINITIONS


    Accumulation Period - The period before the Maturity Date and during the lifetime of the Annuitant.
    Accumulation Unit - An accounting unit of measure used to calculate the value of the Variable Account prior to the Maturity Date.
    Accumulation Value - The sum of the Guaranteed Account and the Variable Account credited to a Contract.
    Annuitant - The person or persons whose life determines the duration of annuity payments involving life contingencies.
    Annuity Period - The period after the Maturity Date during which Union Central makes annuity payments.
    Annuity Unit - An accounting unit of measure used to calculate Variable Annuity payments.
 CA - A separate account of The Union Central Life Insurance Company called the Carillon Account. CA currently is divided into ten Subaccounts, and each Subaccount invests exclusively in a different Portfolio of the Funds.
    Contract Owner ("Owner") - During the Annuitant's lifetime and prior to the Maturity Date, the person designated as the Owner in the Contract or as subsequently changed. After the Maturity Date, the Annuitant is the Contract Owner.
After the Annuitant's death, the beneficiary is the Contract
Owner.
    If a Contract has been absolutely assigned, the assignee is the Contract Owner. A collateral assignee is not a Contract Owner.
    Contract Year - A period of 12 consecutive months beginning on the Contract Date or any anniversary thereof.
    Due Proof of Death - One of the following:
  (a)     A certified copy of a death certificate.
  (b) A certified copy of a decree of a court of competent jurisdiction as to the finding of death.
  (c) A written statement by a medical doctor who attended the deceased.
  (d)     Any other proof satisfactory to Union Central.
    Fixed Annuity - An annuity with payments fixed in amount throughout the annuity period.
    Guaranteed Account - The Contract's value that is part of the general assets of Union Central other than assets in any of its separate accounts.
 Investment Option - The Guaranteed Account and the ten subdivisions of the Variable Account constitute the eleven Investment Options.
    Maturity Date - The date on which annuity payments will begin.
    Nonqualified Contracts - Contracts that do not qualify for special federal income tax treatment.
    Portfolio or Fund Portfolio - A separate Portfolio of the Funds, the mutual funds in which CA invests, its successor or assigns.
    Qualified Contracts - Contracts issued in connection with plans that qualify for special federal income tax treatment.
    Subaccount - A part of CA. Each Subaccount invests exclusively in shares of a different Fund Portfolio.
    Variable Account - That part of the value of a Contract that is invested in one or more Subaccounts of CA. Each Contract's Variable Account is divided into one or more subdivisions, one for each Subaccount of CA in which the Contract is invested.
    Variable Annuity - An annuity with payments that (1) are not predetermined or guaranteed as to dollar amount, and (2) vary in amount in relation to the investment experience of one or more specified Subaccounts.
                                SUMMARY

The Contract and the Investment Options

The individual variable annuity contracts described in this Prospectus are designed and offered to aid in the accumulation of funds on a tax-deferred basis for retirement in connection with the following types of plans: (a) plans established by persons entitled to the benefits of the Self-Employed Individuals Tax Retirement Act of 1962, as amended (H.R. 10); (b) certain qualified employee pension and profit-sharing trusts or plans (described in Section 401(a) and tax-exempt under Section 501(a) of the Internal Revenue Code of 1986, as amended ("the Code") and qualified annuity plans (described in Section 403(a) of the Code); (c) annuity purchase plans adopted by public school systems and certain tax-exempt organizations under Section 403(b) of the Code; (d) Individual Retirement Annuities purchased by or on behalf of individuals pursuant to Section 408 of the Code; (e) government deferred compensation plans pursuant to Section 457 of the Code; (f) other qualified plans; and (g) nontax-favored plans. Qualified plans provide special tax treatment to participating employees and self-employed individuals and their beneficiaries.

Contract Owners may allocate their premiums in whole or in part to one or more subdivisions of the Contract's Variable Account, to the Guaranteed Account, or to a combination of the Variable Account subdivisions and the Guaranteed Account. Each subdivision of a Contract's Variable Account corresponds to a different Subaccount of CA, and each Subaccount invests solely in a specified Portfolio of the Funds.

The Carillon Fund Equity Portfolio seeks primarily long-term appreciation of capital by investing primarily in common stocks and other equity securities.

The Carillon Fund Bond Portfolio seeks as high a level of current income as is consistent with reasonable investment risk by investing primarily in investment-grade corporate bonds.

The Carillon Fund Capital Portfolio seeks the highest total return through a combination of income and capital appreciation consistent with the reasonable risks associated with an investment portfolio of above-average quality by investing in equity securities, debt instruments and money market instruments.

  The Carillon Fund S&P 500 Index Portfolio seeks investment results that correspond to the total return performance of U.S. common stocks, as represented by the Standard & Poor's 500 Composite Stock Index (the "S&P 500"). The S&P 500 is a well-known stock market index that includes common stocks of companies representing approximately 71% of the market value of all common stocks publicly traded in the United States. The investment adviser of the Portfolio believes that the performance of the S&P 500 is representative of the performance of publicly traded common stocks in general.

The Scudder Fund Capital Growth Portfolio Class A seeks to maximize long-term capital growth through a broad and flexible investment program. The Portfolio invests in marketable securities, principally common stocks and, consistent with its objective of long-term capital growth, preferred stocks.

The Scudder Fund International Portfolio Class A seeks long-term growth of capital principally from a diversified portfolio of foreign equity securities.

The Scudder Fund Money Market Portfolio seeks stability and current income from a portfolio of money market instruments. Money market funds are neither insured nor guaranteed by the U.S. Government, and there can be no assurance that this Portfolio will maintain a stable net asset value per share.

The TCI Growth Portfolio seeks capital growth by investing primarily in common stocks that are considered by its management to have better-than-average prospects for appreciation.

The MFS Growth With Income Series seeks to provide reasonable current income and long-term growth of capital and income.

The MFS High Income Series seeks high current income by investing primarily in a professionally managed diversified portfolio of fixed income securities, some of which may involve equity features. The MFS High Income Series may invest up to 100% of its assets in lower-rated bonds commonly known as junk bonds. Before allocating any portion of premiums to the subdivision corresponding to this Portfolio, Contract Owners should read the risk disclosure in the accompanying Prospectus for the MFS High Income Series.

There can be no assurance that any Portfolio will achieve its objective. See "The Funds," page 11, and the accompanying Fund
Prospectuses.

The Accumulation Value of the Contract will vary according to the investment experience of the Portfolio or Portfolios selected by the Contract Owner. Similarly, the dollar amount of variable annuity payments will vary according to the investment experience of the Portfolio(s) selected. The Contract Owner bears the entire investment risk for all amounts allocated to the Contract's Variable Account. Premiums may also be allocated to the Guaranteed Account. See "The Guaranteed Account," page 20.

Premiums

Each premium payment must be at least $25 for Qualified Contracts and $50 for Nonqualified Contracts, but Contract Owners may pay premiums at any time and in any amount, subject to the $25/$50 minimum and a maximum (which may be waived by Union Central) of $10,000 per Contract Year. However, if no premiums are paid for two consecutive Contract Years (three in New York), then under certain circumstances Union Central may pay the Owner the Accumulation Value (less the administration fee and surrender charge, if applicable) and cancel the Contract. See "Premiums," page 13.


Surrenders

Total or partial surrenders, which are cash withdrawals of all or part of the Accumulation Value, are permitted at any time prior to the Maturity Date, except in the case of certain surrenders under contracts issued in connection with annuity purchase plans adopted pursuant to Section 403(b) of the Code (see page 22). Certain surrenders may be subject to a surrender charge (see page
17) and a penalty tax may be imposed (see "Federal Tax Matters" in the Statement of Additional Information). In addition, Contract Owners may return the Contract for a refund within 20 days after receiving it (see page 21).

Transfers

Before the Maturity Date, amounts may be transferred among subdivisions of the Contract's Variable Account or between those subdivisions and the Guaranteed Account, as frequently as desired. Transfers generally must be at least $300. Prior to the Maturity Date, up to six transfers may be made each Contract Year without charge. However, a transaction charge (currently $10) is imposed for each transfer in excess of that number. See "Transfers," page 14. There is no limit on the amount that may be transferred out of a subdivision of the Variable Account. For transfers out of the Guaranteed Account, see page 20.

Similarly, after the Maturity Date, the Contract Owner may, once each year, change the investment base upon which the amount of the variable annuity payments are calculated by requesting that Union Central transfer annuity reserves among the Fund Portfolios.

Benefits

Contract Owners can choose among various types of annuity benefits, including life annuities with a period certain and joint and survivor life annuities. See "Annuity Payments," page 19.

If the Annuitant dies before the Maturity Date and the Annuitant was the Owner or the Owner is still living, then Union Central will pay the beneficiary a death benefit equal to the greater of
(a) the Accumulation Value, or (b) the sum of all premiums paid less any amounts deducted in connection with partial surrenders. See "Death Benefits," page 18.

Charges

No sales charge is deducted from premiums. However, a surrender charge is imposed on certain early surrenders. This surrender charge depends on how long the Contract has been in force. During the first two Contract Years the surrender charge is 7% of the amount surrendered. This charge is reduced by 1% on each subsequent Contract anniversary until the eighth anniversary when it becomes zero. Notwithstanding the charges described above, partial surrenders totaling not more than 10% of the Accumulation Value (as of the first day of the Contract Year) may be made each Contract Year without the imposition of the surrender charge. Also, the surrender charge will be waived in the event of the Owner's hospital confinement or terminal illness as defined in the Contract. The total surrender charge assessed over the life of the Contract will not exceed 9% of premiums paid. See "Surrender Charge," page 17.

As partial compensation for administrative expenses, an administration fee of $30 per year is deducted prior to the Maturity Date. The annual administration fee will be waived for any year in which the Accumulation Value of the Contract is $25,000 or more on the last day of that Contract Year. This annual fee is not imposed after the Maturity Date. A daily charge at the rate of 0.25% of net assets per year is also deducted (both before and after the Maturity Date) to defray the expenses of administering the Contract. See "Administration Fee," page 16.

As compensation for Union Central's assumption of the mortality and expense risks, a charge that is currently 1.2% of net assets per year (and that will never exceed 1.7% per year) is deducted from CA. See "Mortality and Expense Risk Charge," page 17. In accordance with state laws, premium taxes will be deducted from some policies. See "Premium Taxes," page 18.

Finally, the Funds in which CA invests will pay an investment advisory fee and other expenses which are described in the Fund
Prospectuses. See "The Funds," page 11.



                 SUMMARY OF SEPARATE ACCOUNT EXPENSES

Contract Owner Transaction Expenses

Sales Load Imposed on Purchases (as a percentage of purchase payments). . . . . None

Surrender Charge (Contingent Deferred Sales Charge) (as a percentage of amount surrendered)



      Contract Year           Surrender Charge Percentage*

             1                  7%
             2                  7%
             3                  6%
             4                  5%
             5                  4%
             6                  3%
             7                  2%
             8                  1%
           After 8              0%

Exchange Fee  . . . . . . . . . . . . . . . . . $10 **
Annual Administration Fee . . . . . . . . . .   $30***


Separate Account Annual Expenses (as a percentage of average account value)

                                         Equity       Bond
Capital
                                        Subaccount Subaccount
Subaccount

Mortality and Expense Risk Charge        1.20%       1.20%
1.20%
Administration Fee                        .25%        .25%
 .25%
Total Separate Account Annual Expenses   1.45%       1.45%
1.45%


                               S&P 500    Capital
Money
                                Index     Growth    International
Market
                              Subaccount Subaccount Subaccount
Subaccount

Mortality and
  Expense Risk Charge           1.20%       1.20%       1.20%
  1.20%
Administration Fee               .25%        .25%        .25%
   .25%
Total Separate Account
  Annual Expenses               1.45%       1.45%       1.45%
  1.45%

                                                 Growth With
High
                                         Growth    Income
Income
                                       Subaccount Subaccount
Subaccount



Mortality and Expense Risk Charge          1.20%     1.20%
1.20%
Administration Fee                          .25%      .25%
 .25%
Total Separate Account Annual Expenses     1.45%     1.45%
1.45%



Carillon Fund, Inc. Annual Expenses+


S&P 500
                               Equity     Bond     Capital
Index
                               Portfolio Portfolio Portfolio
Portfolio

Management Fees                   .59%     .49%       .68%
 .30%
Other Expenses                    .07%     .16%       .09%
 .30%
Total Carillon Fund, Inc.
   Annual Expenses                .66%     .65%       .77%
 .60%

Scudder Variable Life Investment Fund Annual Expenses+
                                  Capital
                                  Growth      International
Money
                                  Portfolio   Portfolio
Market
                                  Class A     Class A
Portfolio

Management Fees                    .48%          .88%
 .37%
Other Expenses                     .09%          .20%
 .13%
Total Scudder Variable Life
Investment Fund Annual Expenses    .57%         1.08%
 .50%


TCI Portfolios, Inc. Annual Expenses+
                                            Growth Portfolio

Management Fees                                   1.00%
Other Expenses++                                    --
Total TCI Portfolios, Inc. Annual Expenses        1.00%


MFS Variable Insurance Trust Annual Expenses+
                                    Growth With          High
Income
                                    Income Series        Series

Management Fees                         .75%               .75%
Other Expenses
 (after fee reductions)                 .25%               .25%
Total MFS Variable Insurance
 Trust Annual Expenses                 1.00%              1.00%




* Partial surrenders totaling up to 10% of the Accumulation Value may be made each Contract Year without the surrender charge being assessed.
** Prior to the Maturity Date, up to six transfers may be made each Contract Year without charge.
***   Waived for any year in which the Accumulation Value of the
Contract is $25,000 or more on the last day of the Contract
Year.
+ "Other Expenses" for the S&P 500 Index Portfolio are based on estimates, and for each other Portfolio are based on the actual expenses incurred by the Portfolio for the year ended December 31, 1995. Total Annual Expenses in excess of .60% for the S&P 500 Index Portfolio are paid by the investment adviser.
++ All expenses except brokerage, taxes, interest and fees and expenses of non-interested person directors are paid by the investment adviser.

Example* If you surrender your Contract at the end of the applicable time period, you would pay the following expenses on a $1,000 investment, assuming 5% annual return on assets:

                                1 Year  3 Years  5 Years  10
Years

Equity Subaccount                $95      $135    $166     $259
Bond Subaccount                  $95      $135    $166     $258
Capital Subaccount               $96      $139    $172     $270
S&P 500 Index Subaccount         $94      $134     NA       NA
Capital Growth Subaccount        $96      $139    $172     $270
International Subaccount         $96      $139    $172     $270
Money Market Subaccount          $96      $139    $172     $270
Growth Subaccount                $96      $139    $172     $270
Growth With Income Subaccount    $96      $139    $172     $270
High Income Subaccount           $96      $139    $172     $270

If you annuitize at the end of the applicable time period or if you do not surrender your Contract, you would pay the following expenses on a $1,000 investment, assuming
5% annual return on assets:

                                1 Year  3 Years  5 Years  10
Years

Equity Subaccount                $23      $70     $121     $259
Bond Subaccount                  $23      $70     $120     $258
Capital Subaccount               $24      $74     $126     $270
S&P 500 Index Subaccount         $22      $69      NA       NA
Capital Growth Subaccount        $24      $74     $126     $270
International Subaccount         $24      $74     $126     $270
Money Market Subaccount          $24      $74     $126     $270
Growth Subaccount                $24      $74     $126     $270
Growth With Income Subaccount    $24      $74     $126     $270
High Income Subaccount           $24      $74     $126     $270

   The purpose of this table is to assist the Contract Owner in understanding the various costs and expenses that a Contract Owner will bear directly or indirectly. The table reflects expenses of CA as well as the Funds. See "Charges and Other Deductions," page 16, and the accompanying Prospectuses. The table does not reflect any deduction made for premium taxes that may be applicable (see page 18).


THIS TABLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR
FUTURE EXPENSES AND THE ACTUAL EXPENSES THAT WILL BE PAID MAY BE
GREATER OR LESSER THAN THOSE SHOWN.

* In the example above, the $30 annual administration fee has been reflected in the calculation of annual expenses by converting the fee to a percent of average net assets attributable to the Contracts, adding it to the Total Separate Account Annual Expenses and the Fund Annual Expenses shown above and multiplying the resulting percentage figure by the average annual assets of the hypothetical account. The fee has been converted to a percent by dividing the total amount of the fee collected during 1995 by the total average net assets attributable to the Contracts. Net assets attributable to the Contracts includes amounts allocated to both CA and the Guaranteed Account except for such amounts as are held as reserves for annuity payments.

                           PERFORMANCE DATA

From time to time CA may publish advertisements containing total return performance data relating to its Subaccounts
(including graphs, charts, tables and examples depicting that data). More detailed information on computation of performance data is included in the Statement of Additional Information. All performance data quoted represents only historical performance and is not intended to indicate future performance of the Subaccounts.

Total return for a Subaccount is the sum of all the Subaccount's earnings plus any changes in the value of its assets, reduced by all expenses accrued during a measuring period, expressed as a percentage of the amount invested for a one-year period. The total return figures advertised are average annual total returns for periods of one year and, when applicable, five years and ten years, and since inception of the Subaccounts. Total return omitting the effect of surrender charges may also be advertised for the same and other periods, to illustrate change in the value of the Variable Account during times when there is no surrender. Total return omitting the effect of charges not reflected in Accumulation Unit Values (surrender charges and the portion of the annual administration fee attributable to the Subaccount whose return is shown) may also be advertised for the same and other periods, usually in comparison with certain unmanaged market indices. Total return (whether including or excluding the effects of the charges described above) also may be shown in some advertisements on a cumulative basis.

              ACCUMULATION UNIT VALUES
     (for a unit outstanding throughout the period)
                                      Year ended December 31,


                            1995      1994      1993      1992
 1991

EQUITY SUBACCOUNT
Accumulation unit value
 at beginning of period     $27.147   $26.628   $23.676   $21.491
 $14.979
Accumulation unit value
 at end of period           $33.969   $27.147   $26.628   $23.676
 $21.491
Number of accumulation
 units outstanding,
  end of period              2,337,986 1,981,958 1,723,790
1,312,947 1,057,669

Payout unit value           $33.969   $27.147
Number of payout units
 outstanding, end of period   9,796    10,476

BOND SUBACCOUNT
Accumulation unit value
 at beginning of period     $20.341   $20.977   $19.014   $17.921
 $15.424
Accumulation unit value
 at end of period  $23.865  $20.341   $20.977   $19.014   $17.921
Number of accumulation
 units  outstanding,
 end of period              574,421   508,398   513,613   348,420
 283,493

CAPITAL SUBACCOUNT
Accumulation unit value
 at beginning of period     $14.394   $14.467   $13.022   $12.241
 $ 9.850
Accumulation unit value
 at end of period           $16.214   $14.394   $14.467   $13.022
 $12.241
Number of accumulation
 units outstanding,
 end of period              2,521,521 2,271,375 1,790,938
1,181,036 627,636

CAPITAL GROWTH SUBACCOUNT
Accumulation unit value
 at beginning of period     $11.351   $12.749   $10.700
$10.000<F3>
Accumulation unit value
 at end of period           $14.394   $11.351   $12.749   $10.700
Number of accumulation
 units  outstanding,
 end of period              1,162,999 906,428   439,914   70,218

INTERNATIONAL SUBACCOUNT
Accumulation unit value
 at beginning of period     $12.958   $13.259   $9.760
$10.000<F3>
Accumulation unit value
 at end of period           $14.192   $12.958   $13.259   $ 9.760
Number of accumulation
 units outstanding,
 end of period              1,220,160 1,095,214 362,172   43,624

MONEY MARKET SUBACCOUNT
Accumulation unit value
 at beginning of period     $14.850   $14.526   $14.369   $14.122
 $13.576
Accumulation unit value
 at end of period           $15.468   $14.850   $14.526   $14.369
 $14.122
Number of accumulation
 units outstanding,
 end of period              368,444   280,575   119,598   120,547
 83,623

                         1990       1989    1988    1987    1986
 1985

EQUITY SUBACCOUNT
Accumulation unit value
 at beginning of period $17.977     $16.316 $12.565 $12.624
$11.362 $10.000<F1>
Accumulation unit value
 at end of period       $14.979     $17.977 $16.316 $12.565
$12.624 $11.362
Number of accumulation
 units outstanding,
 end of period          936,036     799,268 561,682 521,067
219,512   2,969
Payout unit value
Number of payout
 units  outstanding,
 end of period

BOND SUBACCOUNT
Accumulation unit
 value at beginning
 of period              $14.403    $13.199  $12.475  $12.272
$10.674
$10.000<F1>
Accumulation unit
 value at end
 of period              $15.424    $14.403  $13.199  $12.475
$12.272  $10.674
Number of accumulation
 units  outstanding,
 end of period          285,370    250,631  225,777  224,900
126,113     1,276

CAPITAL SUBACCOUNT
Accumulation unit value
at beginning of period  $10.000<F2>
Accumulation unit
 value at end
 of period  $ 9.850
Number of accumulation
 units outstanding,
 end of period  279,289

CAPITAL GROWTH
 SUBACCOUNT
Accumulation unit
 value at beginning
 of period
Accumulation unit value
 at end of period
Number of accumulation
 units outstanding,
 end of period

INTERNATIONAL SUBACCOUNT
Accumulation unit value
 at beginning of period
Accumulation unit
 value at end
 of period
Number of accumulation
 units outstanding,
 end of period

MONEY MARKET SUBACCOUNT
Accumulation unit value
 at beginning of period $12,709    $11,846  $11,226 $10,708
$10,205 $10.000<F1>
Accumulation unit value
at end of period        $13.576    $12.709  $11.846 $11.226
$10.708 $10.205
Number of accumulation
 units  outstanding,
 end of period          103,405     75,006   52,666  50,467
21,967    310

<F1> Commencement of operations was June 7, 1985.
<F2> Commencement of operations was May 1, 1990.
<F3> Commencement of operations was May 4, 1992.


The S&P 500 Index Subaccount, the Growth Subaccount, the Growth
With Income Subaccount and the High Income Subaccount did not exist on December 31, 1995.

               THE UNION CENTRAL LIFE INSURANCE COMPANY
                         AND CARILLON ACCOUNT

Union Central

    The Union Central Life Insurance Company ("Union Central"), a mutual insurance company, was organized in 1867 under the laws of Ohio. Union Central is primarily engaged in the sale of life and disability insurance and annuities and is currently licensed to operate in all states and the District of Columbia. The Contract is available in all states.

Carillon Account

  CA is a separate account of Union Central that is registered with the Securities and Exchange Commission as a unit investment trust under the Investment Company Act of 1940. Such Registration does not signify that the Commission supervises the management or investment practices or policies of CA. Union Central's Board of Directors established CA by resolution on February 6, 1984.

  Although the assets of CA belong to Union Central, these assets are held separately from the other assets of Union Central, and are not chargeable with liabilities incurred in any other business operations of Union Central (except to the extent that assets in CA exceed the liabilities under the variable portion of the Contracts). Accordingly, the income, capital gains, and capital losses incurred on the assets of CA are credited to or charged against the assets of CA, without regard to the income, capital gains or capital losses arising out of any other business Union Central may conduct. Therefore, the investment performance of CA is entirely independent of both the investment performance of Union Central's general assets and the performance of any other separate account.

  CA has been divided into ten subaccounts, each of which invests in a different Portfolio of the Funds. Additional Subaccounts may be added at Union Central's discretion.

The Funds

  The Funds are mutual funds of the series type which are registered with the Securities and Exchange Commission as open-end, diversified, management investment companies. Such registration does not signify that the Commission supervises the management or investment practices or policies of Funds. The investment adviser to Carillon Fund is Carillon Advisers, Inc. (a wholly-owned subsidiary of Union Central). Scudder, Stevens & Clark, Inc. is the investment adviser to the Scudder Fund.
>R>
  The investment adviser to the TCI Fund is Investors Research Corporation, the adviser to the Twentieth Century
Mutual Fund group. The investment adviser to the MFS Fund is Massachusetts Financial Services Company.

  CA invests in four Portfolios of Carillon Fund: the Equity Portfolio, the Bond Portfolio, the Capital Portfolio and the
S&P 500 Index Portfolio. CA invests in three Portfolios of the Scudder Fund: the Capital Growth Portfolio Class A, the International Portfolio Class A and the Money Market Portfolio Class A. (The Scudder Fund has four additional Portfolios that are not available through the Contract.) CA invests in one Portfolio of the TCI Fund: TCI Growth Portfolio. (The TCI
Fund has four additional Portfolios that are not available through the Contract.) CA invests in two Portfolios of the MFS
Fund: MFS Growth With Income Series and MFS High Income Series. (The MFS Fund has ten additional Portfolios that are not available through the Contract.) The assets of each Portfolio are separate from the others and each Portfolio has different investment objectives and policies. As a result, each Portfolio operates as a separate investment fund and the investment performance of one Portfolio has no effect on the investment performance of any other Portfolio.

  The Carillon Fund Equity Portfolio seeks primarily long-term appreciation of capital by investing primarily in common stocks and other equity securities.

  The Carillon Fund Bond Portfolio seeks as high a level of current income as is consistent with reasonable investment risk by investing primarily in investment-grade corporate bonds.

  The Carillon Fund Capital Portfolio seeks the highest total return through a combination of income and capital appreciation consistent with the reasonable risk associated with an investment portfolio of above-average quality by investing in equity securities, debt instruments and money market instruments.

  The Carillon Fund S&P 500 Index Portfolio seeks investment results that correspond to the total return performance of U.S. common stocks, as represented by the Standard & Poor's 500 Composite Stock Index (the "S&P 500"). The S&P 500 is a well-known stock market index that includes common stocks of companies representing approximately 71% of the market value of all common stocks publicly traded in the United States. The investment adviser of the Portfolio believes that the performance of the S&P 500 is representative of the performance of publicly traded common stocks in general.

  The Scudder Fund Capital Growth Portfolio Class A seeks to maximize long-term capital growth through a broad and flexible investment program. The Portfolio invests in marketable securities, principally common stocks and, consistent with its objective of long-term capital growth, preferred stocks.

  The Scudder Fund International Portfolio Class A seeks long-term growth of capital principally from a diversified portfolio of foreign equity securities.

  The Scudder Fund Money Market Portfolio seeks stability and current income from a portfolio of money market instruments. Money market funds are neither insured nor guaranteed by the U.S. Government, and there can be no assurance that this Portfolio will maintain a stable net asset value per share.

  The TCI Growth Portfolio seeks capital growth by investing primarily in common stocks that are considered by management to have better-than-average prospects for appreciation.

  The MFS Growth With Income Series seeks to provide reasonable current income and long-term growth of capital and income.

  The MFS High Income Series seeks high current income by investing primarily in a professionally managed diversified portfolio of fixed income securities, some of which may involve equity features. The MFS High Income Portfolio may invest up to 100% of its assets in lower-rated bonds commonly known as junk bonds. Before allocating any portion of premiums to the subdivision corresponding to this Portfolio, the Contract Owners should read the risk disclosure in the accompanying Prospectus for the MFS High Income Series.

  THERE IS NO ASSURANCE THAT ANY OF THE PORTFOLIOS WILL ACHIEVE THEIR RESPECTIVE STATED OBJECTIVES. Additional information concerning the investment objectives and policies of the Funds can be found in the current Fund Prospectuses which are attached and accompany this Prospectus. The Fund Prospectuses should be read carefully before any decision is made concerning the allocation of premiums to a particular Subaccount of CA.

Additions, Deletions or Substitutions of Investments

  Union Central retains the right, subject to any applicable law, to make additions to, deletions from or substitutions for the Portfolio shares held by any Subaccount of CA or that CA may purchase. Union Central reserves the right to eliminate the shares of any of the Portfolios and to substitute shares of another Fund Portfolio, or of another open-end, registered investment company, if the shares of the Portfolio are no longer available for investment, or if in Union Central's judgment investment in any Portfolio would become inappropriate in view of the purposes of CA. To the extent required by the Investment Company Act of 1940, substitutions of shares attributable to a Contract Owner's interest in a Subaccount will not be made until the Owner has been notified of the change, and until the Securities and Exchange Commission has approved the change. In the case of such substitution, affected Contract Owners will have the right, within 30 days after notification, to surrender the Contract without the imposition of any withdrawal charge. Nothing contained in this Prospectus shall prevent CA from purchasing other securities for other series or classes of contracts, or from effecting a conversion between series or classes of contracts on the basis of requests made by Contract Owners.

  The Company may also establish additional Subaccounts of CA. Each additional Subaccount would purchase shares in a new Fund Portfolio, in another mutual fund, or in a combination of these. New Subaccounts may be established when, in the sole discretion of Union Central, marketing needs or investment conditions warrant, and any new Subaccounts will be made available to existing Contract Owners only on a basis to be determined by Union Central, if at all. Union Central may also eliminate one or more Subaccounts if, in its sole discretion, marketing, tax or investment conditions so warrant.
  In the event of any such substitution or change, Union Central may, by appropriate endorsement, make such changes in Contracts offered by this Prospectus as may be necessary or appropriate to reflect such substitution or change. If deemed by Union Central to be in the best interests of persons having voting rights under the Contracts, CA may be operated as a management company under the Investment Company Act of 1940 or it may be deregistered under such Act in the event such registration is no longer required, or it may be combined with one or more other separate accounts.


                             THE CONTRACT

Purchasing a Contract

  A Contract can be purchased by completing an application and having it and a premium of at least $25 for Qualified Contracts or $50 for Nonqualified Contracts sent to Union Central by a representative of Union Central who is also a qualified securities representative under federal law. Acceptance of an application is subject to Union Central's underwriting rules and Union Central reserves the right to reject any application. If an initial premium cannot be credited to the Contract within five business days of receipt by Union Central, then Union Central will return the premium to the payor immediately unless the applicant consents to Union Central holding the premium for a longer period. Initial premiums accompanied by completed applications will be credited to the Contract not later than two business days following receipt.

Premiums

  After the first premium has been paid and accepted, the Owner has flexibility, within the limits of any applicable retirement plan, in determining the size and frequency of subsequent premiums. Premiums may be paid at any time and in any amount, subject only to the $25/$50 minimum and to a maximum of $10,000 per Contract Year. (Union Central may waive the maximum but a waiver in one instance does not constitute a waiver for any additional premiums.)

  If no premiums are paid for two consecutive Contract Years (three in New York), Union Central may cancel the
Contract and return the Accumulation Value (less the administration fee and surrender charge, if applicable) but only if (1) the Accumulation Value is less than $2,000 at the end of the two-year period (three-year period in New York); and (2) the total premium paid, less any partial surrenders, is less than $2,000. Union Central will not cancel a Contract unless it first gives the Contract Owner at least 30 days' notice to pay an additional premium to prevent cancellation.

  Premiums will be allocated among the eleven Investment Options (the ten subdivisions of the Variable Account and the Guaranteed Account) in accordance with the instructions of the Contract Owner, as specified in the application for the Contract or as subsequently changed by the Owner. Any portion of the premium, subject to a $10 minimum, may be allocated to these Investment Options. The allocation may be changed at any time, without charge, by notifying Union Central in writing.

Crediting of Accumulation Units

  Premiums that are allocated to the Contract's Variable Account are credited to the Contract in the form of Accumulation Units. The number of Accumulation Units credited to a Contract is determined by dividing the amount allocated to each subdivision of the Variable Account by the Accumulation Unit value for the corresponding Subaccount of CA for the Valuation Period during which the premium is received. (In the case of the initial premium, units are credited when the application is accepted.) The value of the Accumulation Units will vary in accordance with investment experience and expenses of the Portfolio in which the Subaccount invests.

  Prior to the Maturity Date, the Accumulation Value equals the sum of the Variable Account and the Guaranteed Account credited to the Contract. The Variable Account is the sum of the value of all subdivisions of the Variable Account. The value in a subdivision equals the number of Accumulation Units credited to that subdivision times the value of the Accumulation Units for the corresponding Subaccount. For the value of the Guaranteed Account, see page 20.

Value of Accumulation Units

  The value of Accumulation Units is expected to change every valuation period, and will depend upon the investment performance and expenses of the Portfolio in which each Subaccount invests. The Accumulation Units in each Subaccount of CA are valued separately.

  A valuation period is the period between successive valuation dates, commencing at the close of business of each valuation date and ending at the close of business of the next succeeding valuation date. A valuation date is each day, Monday through Friday, when there are purchases or redemptions of Fund shares, except (i) when the New York Stock Exchange is closed (currently New Year's Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas
Day); (ii) the day following Thanksgiving Day; (iii) December 24, 1996; and (iv) any day on which changes in the value of the Portfolio securities of the Funds will not materially affect the current net asset value of the shares of a Portfolio.

  The value of each Accumulation Unit was initially set at $10. Thereafter, the value of an Accumulation Unit for any valuation period equals the value of such a unit as of the immediately preceding valuation period, multiplied by the "Net Investment Factor" for the current valuation period.

  The Net Investment Factor for each Subaccount for any Valuation
Period is determined by dividing (A) by (B) and subtracting (C) from the result, where:

      (A)  is:
         (1) the net asset value per share of a Portfolio share held in the Subaccount determined as of the end of the current valuation period; plus
         (2) the per share amount of any dividend or capital gains distributions made by the Portfolio on shares held in the Subaccount if the "ex-dividend" date occurs during the current valuation period; plus or minus
         (3) a per share charge or credit for any taxes incurred by or provided for in the Subaccount, which Union Central determines to have resulted from the maintenance of the Subaccount (Union Central does not believe that currently any taxes are incurred by CA); and

      (B)  is:
         (1) the net asset value per share of a Portfolio share held in the Subaccount determined as of the end of the immediately preceding valuation period (adjusted for an "ex-dividend"); plus or minus
         (2) the per share charge or credit for any taxes provided for during the immediately preceding valuation period;
 and

      (C) is a factor representing the daily charges deducted from CA by Union Central for administrative expenses and assumption of the mortality and expense risks under the Contract.
The factor is equal to 0.00004% for a one-day valuation period.

Transfers

Amounts may be transferred among subdivisions of a Contract's Variable Account, or between the Guaranteed Account and subdivisions of the Variable Account, at any time prior to the Maturity Date. Prior to the Maturity Date, Contract
Owners may transfer up to the greater of $1,000 or 20% of the value of the Guaranteed Account to one or more subdivisions of the Variable Account each Contract Year. There is no maximum on amounts that may be transferred out of a subdivision of the Variable Account. The minimum amount that may be transferred is $300, or if less, the entire amount in the Investment Option.

Prior to the Maturity Date, up to six transfers may be made each Contract Year without charge. However, a transaction charge is imposed for each transfer in excess of that number, and is deducted from the Investment Option from which the transfer is made (or from the amount transferred, if the entire amount in any Investment Option is transferred). The transfer charge is currently $10 and may be increased, but it will never be more than $15.

      If after a transfer the amount remaining in any Investment
Option is less than $25, then the entire amount will be transferred instead of the requested amount.

      Transfer requests must be made pursuant to proper written or telephone instructions which specify in detail the requested changes. Transfers from subdivisions of the Variable Account will be made based on the Accumulation Unit values at the end of the valuation period during which Union Central receives the transfer request.

      After the Maturity Date, the Annuitant can change the reserve basis (contract reserves for the specific variable annuity contract involved) for the variable annuity payments he or she is receiving once in each 12 months after the first 12 months. Such a change in reserve basis for variable annuity payments will result in subsequent annuity payments being based on the investment performance of the Subaccount to which annuity reserves have been transferred.

      Telephone Transfers: To effect a telephone transfer, authorization must have been properly provided to Union Central in a telephone transfer authorization form. Such authorization must be on file at Union Central's Home Office before telephone transfer instructions will be honored by Union Central.

      Telephone transfer instructions may be made by calling 1-800-456-9319 between 9:00 a.m. and 3:30 p.m. (Eastern
Time Zone) on days when Union Central is open for business. Each telephone exchange request must include a precise identification of the Contract and the Contract Owner's Personal Security Code. Union Central may accept telephone exchange requests from any person representing himself or herself to be the Contract Owner or any other person who properly identifies the correct Contract Number and Personal Security Code. Thus, Contract Owners risk possible loss of interest, capital appreciation and principal in the event of an unauthorized telephone exchange. Neither Union Central nor the Funds nor Carillon Investments, Inc., the principal underwriter of the Contracts, will be liable for complying with telephone instructions it reasonably believes to be authentic, nor for any loss, damage, cost or expense in acting on such telephone instructions, and Contract Owners will bear the risk of any such loss. Union Central will employ reasonable procedures to confirm that telephone instructions are genuine.
If Union Central does not employ such procedures, it may be liable for losses due to unauthorized or fraudulent instructions. Such procedures may include, among others, requiring forms of personal identification prior to acting upon telephone instructions, providing written confirmation of such transactions to Contract Owners, and/or tape recording of telephone transfer request instructions received from Contract Owners. All or part of any telephone conversation relating to transfer instructions may be recorded by Union Central without prior disclosure.

      Telephone instructions apply only to previously invested amounts and do not change the investment of any future premiums paid under the Contract. Allocations of future premium payments can only be changed by proper written request.
(See "Premiums" on page 13.)

      NOTE: During periods of drastic economic or market changes, telephone transfers may be difficult to implement. At such times, requests may be made by regular or express mail and will be processed pursuant to the terms and restrictions described in this "Transfers" section.

      Additional information concerning this transfer privilege may be obtained from Union Central. Union Central reserves the right to modify, suspend or discontinue the telephone transfer privilege at any time and without prior notice.

Special Transfers - Dollar Cost Averaging

      Union Central administers a Dollar Cost Averaging ("DCA") program that enables the Contract Owner to pre-authorize a periodic exercise of the right to transfer amounts among subdivisions of the Variable Account. Contract Owners entering into a DCA agreement instruct Union Central to transfer monthly (as of the first business day of the month) a predetermined dollar amount (a minimum of $100) from the Money Market subdivision to other subdivisions of the Variable
Account until the amount in the Money Market subdivision is exhausted. A DCA agreement may be terminated at any time upon the Contract Owner notifying Union Central in writing at least five business days prior to the next transfer date so that the transfer scheduled to take effect on such date can be cancelled.

      Transfers made pursuant to the DCA program are not subject to a transfer charge and do not affect a Contract Owner's right to make up to six transfers each Contract Year without charge, prior to the Maturity Date.

      By allocating specific amounts on a regularly scheduled basis, as opposed to allocating the total amount at one particular time, a Contract Owner may be less susceptible to the impact of market fluctuations. There is no guarantee, however, that such an investment method will result in profits or prevent losses.

      Contract Owners interested in the DCA program may elect to participate in this program by separate application.

Portfolio Rebalancing Plan

      Union Central administers a Portfolio Rebalancing Plan that enables Contract Owners with a minimum balance of $5,000 in the Variable Account to indicate to Union Central the percentage levels he or she would like to maintain among the subdivisions of the Variable Account. On a quarterly, semi-annual or annual basis as selected by the Contract Owner, Union Central will automatically rebalance the subdivisions of the Contract Owner's Variable Account to maintain the indicated percentages by transfers among the subdivisions. (The Portfolio Rebalancing Plan is not available for amounts in the Guaranteed Account.)
The entire value of the subdivisions of the Variable Account must be included in the Portfolio Rebalancing Plan. Other investment programs, such as the DCA program, or other transfers or withdrawals may not work in concert with the Portfolio Rebalancing Plan. Therefore, Contract Owners should monitor their use of these other programs and any other transfers or withdrawals while the Portfolio Rebalancing Plan is being used.

      The Portfolio Rebalancing Plan may be terminated at any time upon the Contract Owner notifying Union Central in writing at least five business days prior to the date of the next rebalancing.

      Transfers made pursuant to the Portfolio Rebalancing Plan are not subject to a transfer charge and do not affect a Contract Owner's right to make up to six transfers each Contract
Year without charge, prior to the Maturity Date.

      Union Central reserves the right to alter the terms or suspend or eliminate the availability of the Portfolio
Rebalancing Plan at any time.

      Contract Owners may elect to participate in this program by separate application.

Surrenders

      The Contract Owner may make cash withdrawals (surrenders) of all or part of the Accumulation Value at any time prior to the earlier of the death of the Annuitant or the Maturity Date (subject to any restrictions imposed in connection with a particular retirement plan). Surrender requests must be made pursuant to proper written instructions. Surrenders cannot be made by telephone. The amount available is the Accumulation Value at the end of the valuation period during which Union Central receives the written request, less any surrender charges, administration fee and premium taxes not previously deducted. Surrenders from the Variable Account generally will be paid within seven days of receipt of the written request
(see "Miscellaneous Contract Provisions" in the Statement of Additional Information). For surrenders from the Guaranteed Account, see page 21. For restrictions applicable to certain surrenders under Contracts issued in connection with annuity purchase plans adopted pursuant to Section 403(b) of the Code, see "Qualified Plans," page 22.

      The minimum partial surrender is $100 or the entire amount in the Investment Option, whichever is less. If after the surrender (and deduction of the surrender charge, if any) the amount remaining in the Investment Option would be less than $25, then the request will be considered to be a request for surrender of the entire amount held in the Investment Option.
If a partial surrender plus any surrender charge would reduce the Accumulation Value to less than $100, then a request for a partial surrender will be treated as a total surrender of the Contract and the entire Accumulation Value, less any charges, will be paid out.

      Under certain circumstances, surrenders will be subject to the surrender charge set forth below under "Surrender
Charge" at page 17. Surrenders of Contracts may be subject to a 10% tax penalty (see "Federal Tax Matters" in the Statement of
Additional Information).

   The full administration fee will also be deducted at the time of total surrender regardless of the date of surrender.
For total surrenders, any surrender charge and administration fee will be deducted from the amount paid.

      Partial surrenders will be implemented by canceling Accumulation Units in an amount equal to the withdrawal and any applicable surrender charge. The Contract Owner should designate the Investment Option from which the surrender should be made. If no designation is made, the requested amount will be withdrawn from each Investment Option in the same proportion that the interest therein bears to the Accumulation Value. The surrender charge, if any, will be deducted from the value remaining after payment of the requested amount, or from the amount paid if the entire amount in an Investment Option is surrendered.

      Since the Contract Owner assumes the investment risk with respect to amounts allocated to the Variable Account (and because there are certain charges), the total amount paid upon total surrender of the Contract (including any prior surrenders) may be more or less than the total premiums paid.

Personal Income Plan

      Union Central administers a Personal Income Plan ("PIP") that enables a Contract Owner to pre-authorize a periodic exercise of the contractual surrender rights described above. Contract Owners entering into a PIP agreement instruct Union Central to withdraw a level dollar amount or percentage of the Accumulation Value on a monthly, quarterly, semi-annual or annual basis. To the extent that the total of PIP surrenders in a Contract Year exceeds 10% of the Contract Owner's Accumulation Value (in the initial year, as of the date the PIP agreement is approved by Union Central; in subsequent years, as of the first day of that Contract Year), a surrender charge may be applicable (see "Surrender Charge" at page 17.) PIP surrenders may also be subject to the 10% federal tax on early withdrawals (see "Federal Tax Matters" in the Statement of Additional Information).


                     CHARGES AND OTHER DEDUCTIONS

Administration Fee

      Prior to the Maturity Date, an annual administration fee of $30 will be deducted from the Accumulation Value as partial reimbursement for actual expenses related to the administration of each Contract and the Variable Account. The annual administration fee will be waived for any year in which the Accumulation Value of the Contract is $25,000 or more on the last day of that Contract Year. Union Central guarantees that the amount of this fee will not increase over the life of the Contract. This annual administration fee is not deducted after the Maturity Date.

   The annual administration fee will be deducted on the last day of each Contract Year. The fee will be deducted pro rata from all Investment Options in the same proportion that the Contract Owner's interest in each bears to the total
Accumulation Value. The full administration fee will also be deducted at the time of total surrender, regardless of the date of surrender. However, in the case of a total surrender, the annual administration fee will also be waived if the Accumulation Value of the Contract is $25,000 or more on the date of surrender.

      There will also be a deduction, on a daily basis, at an annual rate of 0.25% of the assets of the Variable Account to help defray the expenses of administering CA and the Contract. This deduction also is guaranteed not to increase over the life of the Contract. Because this fee is a percentage of assets, rather than a flat amount, larger contracts will, in effect, pay a higher proportion of the total administrative expenses of CA than smaller contracts. The deduction for 1995 was $383,696.

      Administrative expenses include expenses incurred in connection with premium billing and collection, record keeping, processing death benefit claims, cash surrenders and Contract changes, calculating Accumulation Unit and Annuity Unit values, reporting and other communications to Owners and other similar expense and overhead costs.

Mortality and Expense Risk Charge

      A Mortality and Expense Risk Charge will be deducted daily at a rate equal, on an annual basis, to 1.2% of each Contract's Variable Account. THIS CHARGE MAY INCREASE BUT UNION CENTRAL GUARANTEES THAT IT WILL NEVER BE MORE THAN 1.7%. Although Union Central does not believe it is possible to allocate this charge to different risks, Union Central feels that a reasonable estimate is .8% for mortality risk and .4% for expense risk.

      The mortality risk arises from Union Central's guarantees to make annuity payments in accordance with the annuity tables, regardless of how long the Annuitant lives and regardless of any improvement in life expectancy generally. This relieves annuitants of the risk that they might outlive the funds that have been accumulated for retirement. The mortality risk also arises from Union Central's guarantee to pay death benefits equal to the total of all premiums paid under the Contract, with adjustments for any partial surrenders (including surrender charges), should an Annuitant die before the Maturity Date.

      Union Central's expense risk arises from the possibility that the amounts realized from the administration fee and surrender charge (which are guaranteed not to increase) will be insufficient to cover actual administrative and distribution expenses. If these charges are insufficient to cover the expenses, the deficiency will be met from Union Central's general corporate funds, including amounts derived from the Mortality and Expense Risk Charge.

      If amounts derived from the Mortality and Expense Risk
Charge are insufficient to cover mortality costs and excess expenses, Union Central will bear the loss. If the charge is more than sufficient, Union Central will retain the balance as profit. Union Central currently expects a profit from this charge. The Mortality and Expense Risk Charge for 1995 was
$1,873,337.

Surrender Charge (Contingent Deferred Sales Charge)

      The Accumulation Value may, as explained above, be withdrawn in whole or in part by totally or partially surrendering the Contract, at any time before the earlier of the Maturity Date or the Annuitant's death. However, if a surrender takes place in the first eight Contract Years, then a surrender charge will be imposed on the amount withdrawn as shown below:

 Contract Year  1   2   3   4   5   6   7  8    Thereafter
 ---------------------------------------------------------
                7%  7%  6%  5%  4%  3%  2% 1%     0%

  Notwithstanding the charges described above, partial surrenders totaling not more than 10% of the Accumulation Value
(as of the first day of the Contract Year) may be made each Contract Year without the imposition of the surrender charge. Also, PIP surrenders (see "Personal Income Plan" at page 16) in a Contract Year totaling not more than 10% of the Accumulation Value (in the initial year, as of the date the PIP agreement is approved by Union Central; in subsequent years, as of the first day of that Contract Year) may be made without the imposition of the surrender charge.


  Terminal Illness/Confinement

  Also, where permitted by state law, the surrender charge will be waived upon a full surrender or one or more partial surrenders in the event of (1) or (2) below:

  (1) The Contract Owner becomes confined in a qualified institution for a period of at least 30 consecutive days after the later of the issue date of the Contract ("Contract Date") or May 1, 1993, subject to the following:

     (a) The Owner must be a natural person (not a Trust, Corporation, or other legal entity).

     (b) The Owner must have been an Owner of the Contract continuously since the Contract Date.

     (c) The Owner was not confined in a qualified institution at any time during the 60 day period just prior to the later of the Contract Date or May 1, 1993.

     (d) Union Central receives a written request for full or partial surrender along with due proof of confinement within 12 months following such confinement.

     (e) A "qualified institution" means any licensed hospital or licensed skilled or intermediate care nursing facility at which:

       (i)   medical treatment is available on a daily basis; and
       (ii)  daily medical records are kept for each patient.

  (2) The Contract Owner acquires a terminal illness after the later of the Contract Date or May 1, 1993, subject to the following:

     (a) The Owner must be a natural person (not a Trust, Corporation, or other legal entity).

     (b) The Owner must have been an Owner of the Contract continuously since the Contract Date.

     (c)  The Owner has less than 12 months to live.

     (d) Union Central must receive a written request for full or partial surrender together with a certificate from the Owner's attending physician stating the Owner's life expectancy and any other proof Union Central may require.

     (e) "Physician" means a medical doctor licensed in the United States who:

       (i)   is operating within the scope of that license; and
       (ii)  is not the Owner and is not related to the Owner.

  The cumulative total of all surrender charges is guaranteed never to exceed 9% of premiums.

  The surrender charge may be reduced in certain instances where a large number of Contracts are issued in connection with a single sale. For example, the charge may be reduced where a Corporate Pension Plan funded by the Contracts results in the issuance of a number of Contracts to the same owner, or where an employer-sponsored salary-deduction plan results in Contracts being issued to a number of employees of one employer. Any reduction in the surrender charge will be nondiscriminating by class of purchaser, and will be based on reduced selling and other expenses.

  The surrender charge may be modified for Contracts where the initial premium is a result of a transfer (i) from another Contract owned by the employer or another person for the benefit of the Contract Owner in connection with an employee benefit plan, (ii) from a Certificate (account) under certain Union Central Group Retirement Annuity Contracts, or (iii) from certain Union Central Single-Premium Deferred Annuity Contracts. In addition, the surrender charge will be eliminated with respect to any amount payable in connection with the surrender of a Contract where such amount (i) is applied to another Contract in the circumstances described in (i) above or (ii) is forfeited by an employee under the terms of an employee benefit plan and credited to another Contract issued in connection with the plan. The reduction or elimination of the surrender charge in the foregoing circumstances recognizes the reduction of selling expense in such circumstances.

  Surrender charges on partial surrenders will be deducted pro rata from the value remaining in the Investment Option or Options from which the amount paid was withdrawn. However, if insufficient value remains to pay the surrender charges or if the entire amount in an Investment Option is withdrawn, then to the extent necessary, any surrender charge will be deducted from the amount to be paid. Any surrender charges on a total surrender of a Contract will be deducted from the amount paid.

  The amounts obtained from the surrender charge will be used to offset the distribution fee paid Carillon Investments.
See page 23.

  The surrender charge is not expected to recover all of the distribution costs associated with the Contracts. Any shortfall will be paid by Union Central out of its general surplus, which may include profits derived from the mortality and expense risk charge.

  Certain surrenders of Contracts may also be subject to federal tax penalties. See Federal Tax Matters, page 21.

Premium Taxes

  Union Central will, where such taxes are imposed by state law, deduct premium taxes or other taxes relative to the Contract (collectively referred to as "premium taxes") when incurred, which could be (1) at the Maturity Date, (2) when a total surrender occurs, or (3) when premiums are paid. If the charge for premium taxes is deducted at the Maturity Date, it will be taken from each Investment Option in the proportion that the Contract Owner's interest in the Investment Option bears to the total Accumulation Value. If the charge for premium taxes is deducted when premiums are paid, it will be deducted from the premium before the premium has been allocated to the Investment Option(s). Applicable premium tax rates depend upon such factors as the Contract Owner's state of residency and the insurance laws and status of Union Central in that state when the premium taxes are incurred. Current premium tax rates range from 0 to 3.5%. Applicable premium tax rates are subject to change by legislation, administrative interpretations or judicial acts.

Fund Expenses

  There are deductions from and expenses paid out of the assets of the Funds that are fully described in the Fund
Prospectuses.


                      BENEFITS UNDER THE CONTRACT

Death Benefits

  If the Annuitant is the Owner and dies prior to the Maturity Date, or if the Annuitant dies prior to the Maturity Date while the Owner is living, then a death benefit will be paid to the designated Beneficiary. The death benefit will be the greater of: (a) the sum of all premiums paid less any amounts deducted in connection with partial surrenders, including any surrender charges associated with those partial withdrawals; or (b) the Accumulation Value on the date Union Central receives Due
Proof of Death. This formula guarantees that the death benefit will at least equal the sum of all premiums paid (less any partial surrenders and surrender charges on such partial withdrawals), independent of the investment experience of CA.

  If the Owner is not the Annuitant and the Owner dies before the Maturity Date and while the Annuitant is living, Union
Central will pay the Accumulation Value (measured as of the date Union Central receives Due Proof of Death) to the Owner's estate or to a successor owner. Notwithstanding the foregoing sentence to the contrary, if the Owner's spouse is the designated beneficiary under the Contract, such spouse will become the Owner of the Contract and no distribution will be required as a result of the death of the original Owner.

  If the Annuitant dies after the Maturity Date, Union Central will provide the death benefit, if any, contained in the particular Annuity Option elected. See page 19.

Annuity Payments

  Maturity Date The Contract Owner specifies a Maturity Date in the application, which is the day that annuity payments will commence under the Contract. The Contract Owner may change the Maturity Date at any time, provided written notice of the change is received by Union Central at least 30 days before the previously specified Maturity Date. The Maturity Date must be:
(a) at least a month after the Contract Date; (b) the first day of a calendar month; and (c) no later than the Annuitant's 95th (85th in New York and Pennsylvania) birthday (particular retirement plans may impose additional limitations).

  Type of Income Payments A Contract Owner may specify any proportion of the Accumulation Value (less premium taxes, if any) to be applied to a Variable Annuity or a Fixed Annuity. Variable Annuity payments will vary in accordance with the investment experience of the Subaccount selected by the Contract Owner.

  At least 30 days before the Maturity Date, the Contract Owner must select how the Accumulation Value will be used to provide the monthly annuity payments. If no selection is made, Union Central will provide a Fixed Annuity with the proceeds of the Guaranteed Account and a Variable Annuity with the proceeds of the Variable Account. The first Variable Annuity payment will be based on the allocation of the Variable Account among the subdivisions.

  If a Variable Annuity is selected, the amount of the first monthly income payment will be obtained from the appropriate Option Table in the Contract. Subsequent monthly income payments will vary based on the investment experience of the Subaccount(s) used to reserve for the annuity.

  Amount of Variable Annuity Payments The amount of Variable Annuity payments will depend not only upon the investment experience of the Subaccount selected by the Contract Owner, but also upon the amount of any premium tax, the age (and possibly sex) of the Annuitant, and the Annuity Option chosen. Union Central guarantees that the annuity payments (1) will not be affected by any variation in the actual mortality experience of the Annuitants from what was assumed in determining the amount of the first monthly payment, and (2) will not be affected by the actual amount of expenses incurred by Union Central in administering the Contract.

  Since Variable Annuity payments will vary in accordance with the investment results of the Subaccounts, the amount of the Variable Annuity payments cannot be predetermined.

  If the total Accumulation Value to be applied to an Annuity Option is less than $5,000 ($2,000 in Massachusetts and New York), Union Central will have the option of paying the Accumulation Value in a lump sum. If the total first monthly payment (combined Fixed and Variable) determined under the Annuity Option selected is less than $50 ($20 in New York), Union Central may change the payment frequency of annuity payments to quarterly, semiannually or annually.

  Annuity Options The Contract Owner may elect a Fixed Annuity, a
Variable Annuity, or a combination Fixed and Variable Annuity.
All of the Annuity Options listed below (except the Alternate
Annuity Option) are available as either Fixed or Variable
Annuities.

  Up to 30 days before the Maturity Date, the Contract Owner may change the Annuity Option. If an Annuity Option is chosen which depends on the continuation of the life of the Annuitant or of a contingent Annuitant, proof of age will be required before annuity payments begin. The Annuity Options include:

  Option 1: Life Annuity (a) Nonrefund. Union Central will make payments during the lifetime of the Annuitant. No payments are due after the death of the Annuitant. It is possible under this Option that only one payment will be made if the Annuitant dies before a second payment is due, or that only two payments will be made if the Annuitant dies before the third payment, and so forth.

  (b) 5-Years Certain. Union Central will make payments for at least five years, and after that during the lifetime of the Annuitant. No payments are due after the death of the Annuitant or, if later, the end of the five-year period certain.

  (c) 10-Years Certain. Union Central will make payments for at least 10 years, and after that during the lifetime of the Annuitant. No payments are due after the death of the Annuitant or, if later, the end of the 10-year period certain. (This option will apply unless the Contract Owner selects a different option.)

  (d) Installment Refund. Union Central will make payments for a period certain and after that during the lifetime of the Annuitant. No payments are due after the death of the Annuitant or, if later, the end of the period certain. The number of period certain payments is equal to the amount applied under this Installment Refund Option divided by the amount of the first annuity payment; provided, however, that the amount of the final period certain payment shall be multiplied by that part of the answer which is not a whole number.

  Option 2: Joint and Survivor Life Annuity (a) Joint and Survivor Nonrefund. Union Central will make payments during the joint lifetime of the Annuitant and contingent Annuitant. Payments will then continue during the remaining lifetime of the survivor of them. No payments are due after the death of the last survivor of the Annuitant and contingent Annuitant.
It is possible under this option that only one monthly annuity payment will be made if the Annuitant and contingent Annuitant both die before the second payment is made, or that only two payments will be made if they both die before the third payment, and so forth.

  (b) Joint and Survivor with 10-Year Certain. Union Central will make payments for 10 years and after that during the joint lifetime of the Annuitant and contingent Annuitant. Payments will then continue during the remaining lifetime of the survivor of them. No payments are due after the death of the survivor of the Annuitant and contingent Annuitant or, if later, the end of the 10-year period certain.

  Instead of the settlement in accordance with the Annuity Options described above, Contract Owners may choose an alternate type of Fixed Annuity payment. Such alternate annuity option shall be based on rates at least as favorable as those for fixed-dollar single-premium immediate annuities being issued by Union Central on the Maturity Date. This alternate annuity option may only be elected within 30 days before the Maturity Date.

  If the Annuitant dies on or after the Maturity Date, but before annuity payments have been made for a guaranteed period, if any, Union Central will continue payments to the beneficiary until the rest of the guaranteed payments have been made. If no beneficiary is living, Union Central will commute any unpaid guaranteed payments to a single sum (on the basis of the interest rate used in the Annuity Option Table from which the payments were determined) and pay that sum to the estate of the last to die of the Annuitant and the Beneficiary.

                        THE GUARANTEED ACCOUNT

  Premiums allocated to the Guaranteed Account and transfers to the Guaranteed Account become part of the general assets of Union Central, which support insurance and annuity obligations. Because of exemptive and exclusionary provisions, interests in the Guaranteed Account have not been registered under the Securities Act of 1933 ("1933 Act") nor is Union Central registered as an investment company under the Investment Company Act of 1940 ("1940 Act "). Accordingly, neither Union Central nor any interests in its general assets generally are subject to the provisions of the 1933 or 1940 Acts and it is understood that the staff of the Securities and Exchange Commission has not reviewed the disclosures in this Prospectus which relate to the fixed portion of the Contract. Disclosures regarding the fixed portion of the Contract and Union Central, however, may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses. For complete details regarding the fixed portion, see the Contract itself.

General Description

  The Guaranteed Account is the value of the Contract that is part of the general assets of Union Central, other than those allocated to separate investment accounts such as CA. Contract Owners may elect to allocate all or part of their premiums to the Guaranteed Account, and they may also transfer values from the Variable Account to the Guaranteed
Account. Union Central bears the full investment risk for all amounts allocated or transferred to the Guaranteed Account, whereas the Contract Owners bear the investment risk for amounts allocated or transferred to the Variable Account. Union
Central has sole discretion to invest its general assets, including assets funding the Guaranteed Account, subject to applicable law.

Guaranteed Account Accumulations

  Union Central guarantees that it will credit interest to the Guaranteed Account at an effective rate of at least 4.0% per year (compounded annually). Interest in excess of the guaranteed rate may be used in the calculation of the Guaranteed
Account at such increased rates and in such a manner as Union Central may determine. ANY INTEREST CREDITED TO THE GUARANTEED ACCOUNT IN EXCESS OF THE MINIMUM GUARANTEED RATE OF 4.0% PER YEAR WILL BE DETERMINED IN THE SOLE DISCRETION OF UNION CENTRAL.

  Union Central guarantees that, at any time prior to the Maturity Date, the Guaranteed Account of the Contract will be at least equal to:

  (1)  the total of all net premiums allocated to the Guaranteed
Account; plus

  (2)  the total of all amounts transferred to the Guaranteed
Account from the Variable Account; minus

  (3)  the total of all amounts transferred from the Guaranteed
Account to the Variable Account (including the transfer fee);
minus

  (4) the total of all administration fees attributable to the Guaranteed Account; minus

  (5)  the total of all partial surrenders from the Guaranteed
Account (including any surrender charges); plus

  (6) interest at the guaranteed annual effective interest rate of 4.0%.

Fixed Annuity Payments

  A fixed annuity is an annuity with payments that have a dollar amount that is fixed and guaranteed by the insurance company issuing the Contract. The amount of the annuity payments will be determined by applying the Guaranteed Account to rates at least as favorable as those in the applicable annuity option table in accordance with the Annuity Option elected. This will be done at the Maturity Date. The annuity option tables contained in the Contract are based on a 4.0% interest rate.

  Union Central guarantees the amount of fixed annuity payments.
The payment depends only on the annuity option elected, the age
(and possibly sex) of the Annuitant, and the amount applied to purchase the fixed annuity.

Surrenders

  The Contract Owner may surrender all or part of the Guaranteed Account value at any time prior to the Maturity Date or the death of the Annuitant. Union Central intends to pay surrender requests upon receipt but reserves the right to delay payment of all surrenders from the Guaranteed Account for up to six months. Surrenders from the Guaranteed Account generally are subject to the same provisions that apply to surrenders from the Variable Account, discussed under "Surrenders" on page 15.

Transfers

  Amounts may be transferred among subdivisions of a Contract's Variable Account, or between the Guaranteed Account and subdivisions of the Variable Account, at any time prior to the Maturity Date. Prior to the Maturity Date, Contract Owners may transfer up to the greater of $1,000 or 20% of the value of the Guaranteed Account to one or more subdivisions of the Variable Account each Contract Year. There is no maximum on amounts that may be transferred out of a subdivision of the Variable Account. The minimum amount that may be transferred is $300, or if less, the entire amount in the investment option. No transfers may be made with respect to fixed annuity payments.


                            GENERAL MATTERS

Designation of Beneficiary

  The Beneficiary is the person designated as such in the application and is the person or persons to whom benefits will be paid upon the death of the Annuitant. Subject to the terms of any existing assignment or the rights of any irrevocable Beneficiary, the Contract Owner may change the Beneficiary while the Annuitant is living by providing Union Central with written notice. Any change will be effective at the time it is signed by the Contract Owner, whether or not the Annuitant is living when the change is received by Union Central. Union Central will not, however, be liable as to any payment or settlement made prior to receiving the written notice.

20-Day Right to Examine Contract

  If a Contract Owner is not satisfied with the Contract, it may be voided by returning it to Union Central or the agent of Union Central from which it was purchased within 20 days of receipt. The Contract Owner will then receive a full refund of any premium paid or in certain states the Accumulation Value.

Contract Owner's Inquiry

  Contract Owners may make inquiries concerning their contracts by calling Union Central at (513) 595-2728, or writing
c/o Annuity Administration, P.O. Box 40888, Cincinnati, Ohio
45240.


                          FEDERAL TAX MATTERS

Introduction

  The following discussion is general and is not intended as tax advice. This discussion is based upon Union Central's understanding of the present federal income tax laws as they are currently interpreted by the Internal Revenue Service ("Service"). No representation is made as to the likelihood of continuation of these present federal income tax laws or of the current interpretations by the Service. Moreover, no attempt has been made to consider any applicable state or other tax laws.

  The Contract may be used in connection with retirement plans that are qualified for special tax treatment under Sections 401, 403, 408, or 457 of the Internal Revenue Code of 1986, as amended ("Code"). The ultimate effect of federal income taxes on the Accumulation Value, on annuity payments, and on the economic benefit to the Contract Owner, the Annuitant or the Beneficiary depends on the type of retirement plan for which the Contract is purchased, on the tax and employment status of the individual concerned, on Union Central's tax status, and on other factors. Any person concerned about these tax implications should consult a competent tax adviser.

Tax Status of Contracts

  The following discussion assumes that the Contracts will be treated as annuities under Section 72 of the Internal
Revenue Code.

  Union Central believes that an annuity owner generally is not taxed on increases in the value of a Contract until distribution occurs either in the form of a lump sum received by withdrawing all or part of the cash value (i.e., "surrenders") or as annuity payments under the annuity option elected. The exception to this rule is the treatment afforded to owners that are not natural persons. Generally, an owner of any deferred annuity contract who is not a natural person must include in income any increase in the excess of the Owner's cash value over the Owner's investment in the contract during the taxable year. However, there are some exceptions to this exception and you may wish to discuss these with your tax counsel. The taxable portion of a distribution (in the form of an annuity or lump-sum payment) is taxed as ordinary income. For this purpose, the assignment, pledge, or agreement to assign or pledge any portion of the cash value (and in the case of a Qualified Contract, any portion of an interest in the qualified employer plan) generally will be treated as a distribution.

  The following discussion applies generally to Contracts owned by natural persons.

  In the case of a surrender under Qualified Contracts, amounts received are treated as taxable income to the extent that they exceed the "investment in the contract." Any additional amount withdrawn is not taxable. The "investment in a contract" generally equals the portion, if any, of any premium paid by or on behalf of an individual under a contract which is not excluded from the individual's gross income. For contracts issued in connection with tax-qualified plans, the "investment in the contract" can be zero. A special rule may apply to surrenders under Qualified Contracts with respect to the "investment in the contract" as of December 31, 1986. In the case of a surrender under Nonqualified Contracts, amounts received are first treated as taxable income to the extent that the cash value of the contract immediately before the surrender exceeds the "investment in the contract" at that time. Any additional amount withdrawn is not taxable. For purposes of determining amounts treated as taxable income, all annuity contracts issued by the same company to the same person during any calendar year are treated as a single contract.

  The recipient of an annuity payment under the Contract is generally taxed on the portion of such payment that exceeds the "investment in the contract." For variable annuity payments, the taxable portion is determined by a formula which establishes a specific dollar amount of each payment that is not taxed until the investment in the Contract is recovered. The dollar amount is determined by dividing the "investment in the contract" by the total number of expected periodic payments. For fixed annuity payments, in general, there is no tax on the portion of each payment which represents the same ratio that the "investment in the contract" bears to the total expected value of the annuity payments for the term of the Contract until the investment in the Contract is recovered; the remainder of each payment is taxable. Once the investment in the Contract is recovered, the entire amount of each payment is taxable.

  For Nonqualified Contracts, there may be imposed a penalty tax on surrenders equal to 10% of the amount treated as taxable income. In general, there is no penalty tax on surrenders (1) made on or after age 59-1/2, (2) made as a result of death or disability, or (3) received in substantially equal installments as a life annuity. For some Qualified Contracts, there may be imposed a penalty tax on certain surrenders.

  A transfer of ownership of a Contract, or designation of an annuitant or other beneficiary who is not also the owner, may result in certain tax consequences to the owner that are not discussed herein. An owner contemplating any such transfer or assignment of a Contract should contact a competent tax adviser with respect to the potential tax effects of such a transaction.

  Distributions from tax-deferred annuities or qualified pension or profit sharing plans that are eligible for "tax-free rollover" will be subject to an automatic 20% federal income tax withholding unless such amounts are directly rolled over to another qualified plan or individual retirement arrangement permitted under the Code. Withholding for federal income taxes on annuity payments is required unless the recipient elects not to have any such amounts withheld and properly notifies
Union Central of that election. Failure to provide your taxpayer identification number will automatically subject any payments under the Contract to withholding.


Qualified Plans

  The Contract may be used with several types of qualified plans. The tax rules applicable to participants in such qualified plans vary according to the type of plan and the terms and conditions of the plan itself. Purchasers of Contracts for use with any qualified plan should seek competent legal and tax advice regarding the suitability of the Contract.

  (a) Section 403(b) Plans. Under Section 403(b) of the Code, payments made by public school systems and certain tax-exempt organizations to purchase annuity contracts for their employees, directly or through voluntary salary reductions, are excludable from the gross income of the employee, subject to certain limitations. However, such payments may be subject to FICA (Social Security) taxes. In addition, effective January 1, 1989, cash distributions from a Section 403(b) annuity may not begin before the employee attains age 59-1/2, separates from his or her employer's service, dies or becomes disabled, except that cash distributions limited to the amount of premiums may be paid in the event of the employee's hardship. These restrictions apply to distributions attributable to contributions made after December 31, 1988 pursuant to a salary reduction agreement, earnings on those contributions, and earnings on amounts attributable to contributions held as of December 31, 1988 and made pursuant to a salary reduction agreement.

  (b) Individual Retirement Annuities. Sections 219 and 408 of the Code permit individuals or their employers to contribute to an individual retirement program known as an "Individual Retirement Annuity" or "IRA." Individual Retirement Annuities are subject to limitations on the amount which may be contributed and deducted and the time when distributions may commence. In addition, distributions from certain other types of qualified plans may be placed into an Individual Retirement Annuity on a tax-deferred basis.

  (c) Corporate Pension and Profit-Sharing Plans. Sections 401(a) and 403(a) of the Code permit corporate employers to establish various types of retirement plans for employees. Such retirement plans may permit the purchase of the Contracts to provide benefits under the plans.

  (d) H.R. 10 Plans. The Self-Employed Individuals Tax Retirement Act of 1962, as amended, commonly referred to as "H.R. 10," permits self-employed individuals to establish tax-qualified plans for themselves and their employees. These plans are limited by law to maximum permissible contributions, distribution dates, and nonforfeitability of interests. In order to establish such a plan, a plan document, usually in a form approved in advance by the Internal Revenue Service, is adopted and implemented by the employer.

  (e)  State and Local Government Deferred Compensation Plans.
Section 457 of the Code, while not actually providing for a qualified plan as that term is normally used, provides for certain deferred compensation plans with respect to service for state governments, local governments, certain tax-exempt organizations, political subdivisions, agencies, instrumentalities and certain affiliates of such entities which enjoy special treatment. The Contracts can be used with such plans.


   RESTRICTIONS UNDER THE TEXAS OPTIONAL RETIREMENT PROGRAM

  Section 36.105 of the Texas Education Code permits participants in the Texas Optional Retirement Program ("ORP") to redeem their interest in a variable annuity contract issued under the ORP only upon (1) termination of employment in the Texas public institutions of higher education, (2) retirement, or (3) death. Accordingly, a participant in the ORP, or the participant's estate if the participant has died, will be required to obtain a certificate of termination from the employer before the Contract can be surrendered.


                     DISTRIBUTION OF THE CONTRACTS

  Carillon Investments, Inc. (a wholly-owned subsidiary of Union Central whose principal business address is 1876 Waycross Road, Cincinnati, Ohio 45240), the principal underwriter of the Contracts, is registered with the Securities and Exchange Commission under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the National Association of Securities Dealers, Inc. Union Central will pay Carillon Investments, Inc., an amount not in excess of 5% of premiums received over the duration of the Contract, from which Carillon Investments will pay commissions to its own registered representatives or pay a reallowance to other broker-dealers who distribute the Contracts. In those cases where the surrender charges are reduced (see page 18), the amount paid to Carillon Investments will be less than 5% of premiums.


                             VOTING RIGHTS

  To the extent required by law, the Portfolio shares held by CA will be voted by Union Central at shareholder meetings of the Funds in accordance with instructions received from persons having voting interests in the corresponding Subaccounts of CA. However, if the Investment Company Act of 1940 or any regulation thereunder should be amended or if the present interpretation thereof should change, and as a result, Union Central determines that it is allowed to vote the Portfolio shares in its own right, Union Central may elect to do so.

  The number of votes which a person has the right to instruct will be calculated separately for each Subaccount. Prior to the Maturity Date, the number of votes for which a Contract Owner has a right to give instructions will be determined by dividing the Accumulation Value attributable to a subdivision by the net asset value per share of the corresponding Portfolio. After the Maturity Date, the Annuitant has the voting interest. The number of votes after the Maturity Date will be determined by dividing the reserve for such Contract held in a Subaccount by the net asset value per share of the corresponding Portfolio. After the Maturity Date, the votes attributable to a Contract decrease as the reserves underlying the Contract decrease. In determining the number of votes, fractional shares will be recognized. Voting instructions will be solicited prior to such meeting in accordance with procedures established by Union Central. Fund shares held in CA as to which no timely instructions are received will be voted or not voted by Union Central in proportion to the voting instructions received. Each person having a voting interest in a Subaccount will receive proxy material, reports and other materials relating to the appropriate Portfolio.

  In accordance with an amendment to the Maryland General Corporation Law, the Board of Directors of Carillon Fund has adopted an amendment to its By-laws providing that unless otherwise required by the Investment Company Act of 1940, Carillon Fund shall not be required to hold an annual meeting of shareholders unless the Board of Directors determines to hold an annual meeting. Carillon Fund intends to hold shareholder meetings only when required by law and such other times as may be deemed appropriate by its Board of Directors.

  Scudder Fund, which was organized in the Commonwealth of Massachusetts as a "Massachusetts business trust," does not intend to hold annual meetings. However, shareholders of Scudder Fund have certain rights, as set forth in the Declaration of Trust of Scudder Fund, including the right to call a meeting of shareholders for the purpose of voting on the removal of one or more Trustees.

  TCI Fund was organized as a Maryland corporation. An insurance company issuing a variable contract invested in shares issued by the TCI Fund will request voting instructions from Contract
Owners and will vote shares in proportion to the voting instructions received.

  MFS Fund was organized in the CommonwR> ealth of Massachusetts as a "Massachusetts business trust." It does not intend to hold annual shareholder meetings.


                         FINANCIAL STATEMENTS

  Financial statements of CA and the balance sheet of Union
Central are included in the SAI which may be obtained by writing
Union Central at P.O. Box 40409, Cincinnati, Ohio 45240-0409.

                              APPENDIX A

                       IRA DISCLOSURE STATEMENT


  This statement is designed to help you understand the present requirements of federal tax law which apply to your Individual Retirement Annuity (IRA), your Simplified Employee Pension IRA (SEP-IRA for employer contributions), or to one you purchase for your spouse (see Spousal IRAs below). You can obtain more information regarding your IRA either from your sales representative or from any district office of the Internal Revenue Service.


Seven-day Review Period

  You have seven days after you sign your application to review this statement and the Prospectus without obligation.
If you notify Union Central or your sales representative either orally or in writing within the seven-day period that you want to revoke your application, your entire purchase payment will be refunded to you. The address and telephone number of Union Central are as follows:

     The Union Central Life Insurance Company
     P.O. Box 40888
     Cincinnati, Ohio 45240
     Telephone: (513) 595-2728 8:15 a.m.-4:30 p.m. (Eastern Time
Zone)


Eligibility Requirements

  If neither you, nor your spouse, is an active participant (see
A. below) you may make a contribution of up to the lesser of $2,000 (or $2,250 in the case of a Spousal IRA) or 100% of compensation and take a deduction for the entire amount contributed. If you are an active participant but have an adjusted gross income (AGI) below a certain level (see B. below), you may make a fully deductible contribution. If, however, you or your spouse is an active participant and your combined
AGI is above the specified level, the amount of the deductible contribution you may make to an IRA is phased down and eventually eliminated.

A. Active Participant

  You are an "active participant" for a year if you are covered by a retirement plan. You are covered by a "retirement plan" for a year if your employer or union has a retirement plan under which money is added to your account or you are eligible to earn retirement credits. For example, if you are covered under a profit-sharing plan, certain government plans, a salary-reduction arrangement (such as a tax-sheltered annuity arrangement or a 401(k) plan), a simplified employee pension plan SEP or a plan which promises you a retirement benefit which is based upon the number of years of service you have with the employer, you are likely to be an active participant. Your Form W-2 for the year should indicate your participation status.

  You are an active participant for a year even if you are not yet vested in your retirement benefit. Also, if you make required contributions or voluntary employee contributions to a retirement plan, you are an active participant. In certain plans you may be an active participant even if you were only with the employer for part of the year.

  You are not considered an active participant if you are covered in a plan only because of your service as (1) an Armed
Forces Reservist, for less than 90 days of active service; or (2) a volunteer firefighter covered for firefighting service by a government plan. Of course, if you are covered in any other plan, these exceptions do not apply.

  If your spouse is an active participant, you will also be treated as an active participant, unless you file separately and do not live together at any time during the tax year.

B. Adjusted Gross Income (AGI)

  If you are an active participant, you must look at your Adjusted Gross Income for the year (if you and your spouse file a joint tax return you use your combined AGI) to determine whether you can make a deductible IRA contribution. Your tax return will show you how to calculate your AGI for this purpose. If you are at or below a certain AGI level, called the Threshold Level, you are treated as if you were not an active participant and can make a deductible contribution under the same rules as a person who is not an active participant.

  If you are single, your Threshold Level is $25,000. The Threshold Level if you are married and file a joint tax return is $40,000, and if you are married but file a separate tax return, the Threshold Level is $0. If you are married but file separately and you live apart from your spouse for the entire year, the IRS will treat you as not being married for purposes of active participant status and the Threshold Level. Thus, your Threshold Level is $25,000.

  If your AGI is less than $10,000 above your Threshold Level, you will still be able to make a deductible contribution but it will be limited in amount. The amount by which your AGI exceeds your Threshold Level (AGI--Threshold Level) is called your Excess AGI. The Maximum Allowable Deduction is $2,000
(or $2,250 for a Spousal IRA). You can estimate your Deduction Limit or calculate it as follows:

$10,000 - Excess AGI
-------------------- X Maximum Allowable Deduction = Deduction
     $10,000                                           Limit


   You must round up the result to the next highest $10 level (the next highest number which ends in zero). For example, if the result is $1,525, you must round it up to $1,530. If the final result is below $200 but above zero, your Deduction Limit is $200. Your Deduction Limit cannot, in any event, exceed 100% of your compensation.

Deductible Contributions

   If you satisfy the eligibility requirements described above, contributions to your IRA will be deductible whether or not you itemize deductions on your federal income tax return. IRA or SEP-IRA contributions must be made by no later than the time you file your income tax return for that year (i.e., April 15 if you are a calendar-year taxpayer) with no extensions.

   Under certain circumstances an employee may elect to have the employer make up to $7,000 ($9,500 in 1996 as adjusted for inflation) in salary-reduction contributions to a SEP. Under a SEP-IRA agreement, the maximum annual contribution which your employer may make to a SEP-IRA contract is 15% of your compensation. For plan years after 1993, compensation is limited to $150,000. Employer contributions to a SEP-IRA are excludable from the employee's gross income rather than deductible.

   If you or your employer should contribute more than the maximum contribution amount of your IRA or SEP-IRA, the excess amount will be considered an "excess contribution." You are permitted to withdraw an excess contribution from your IRA or SEP-IRA before your tax filing date without adverse tax consequences. If, however, you fail to withdraw any such excess contribution before your tax filing date, a 6% excise tax will be imposed on the excess for the tax year of contribution.

   Once the 6% excise tax has been imposed, an additional 6% penalty for the following tax year can be avoided if the excess is (1) withdrawn before the end of the following year, or (2) treated as a current contribution for the following year.

   No contribution may be made to your IRA during or after the tax year in which you attain age 70-1/2.

Nondeductible Contributions

   Even if you are above the threshold level and thus may not make a deductible contribution of $2,000 ($2,250 for a Spousal
IRA), you may still contribute up to the lesser of 100% of compensation or $2,000 to an IRA ($2,250 for a Spousal IRA). The amount of your contribution which is not deductible will be a nondeductible contribution to the IRA. You may also choose to make a contribution nondeductible even if you could have deducted part or all of the contribution. Interest or other earnings on your IRA contribution, whether from deductible or nondeductible contributions, will not be taxed until taken out of your IRA and distributed to you.

   If you make a nondeductible contribution to an IRA you must report the amount of the nondeductible contribution to the IRS as a part of your tax return for the year. There is a $50 penalty for failure to file Form 8606, entitled Nondeductible IRA Contributions, IRA Basis, and Nontaxable IRA Distributions.

   You may make a $2,000 contribution at any time during the year, if your compensation for the year will be at least $2,000, without having to know how much will be deductible. When you fill out your tax return you may then figure out how much is deductible.

   You may withdraw an IRA contribution made for a year any time before April 15 of the following year. If you do so, you must also withdraw the earnings attributable to that portion and report the earnings as income for the year for which the contribution was made. If some portion of your contribution is not deductible, you may decide either to withdraw the nondeductible amount, or to leave it in the IRA and designate that portion as a nondeductible contribution on your tax return.

Spousal IRAs

   You may contribute to a Spousal IRA if your spouse has no compensation or elects to be treated as having no compensation during the year. Provided your spouse does not make a contribution to an IRA, you may set up a Spousal IRA consisting of an account for your spouse as well as an account for yourself.

   The total of contributions to your IRA and that of your spouse for the tax year is limited to the least of (1) the amount contributed, (2) $2,250, or (3) 100% of your compensation. You may split the contributions between the IRAs as you wish, but no more than $2,000 can be contributed to your IRA or the IRA of your nonworking spouse for any tax year. Contributions in excess of the contribution limits may be subject to penalty.

   You may not make a contribution to your IRA for the tax year in which you reach age 70-1/2 nor can any contribution be made for any tax year thereafter. Contributions to your spouse's IRA can be made until the tax year in which your spouse reaches age 70-1/2.


Rollover Contributions

   Once every year, you are permitted to withdraw any portion of the value of your IRA or SEP-IRA and reinvest it in another IRA. Withdrawals may also be made from other IRAs and contributed to this IRA. This transfer of funds from one IRA to another is called a "rollover" IRA. To qualify as a rollover contribution, the entire portion of the withdrawal must be reinvested in another IRA within 60 days after the date it is received. You will not be allowed a tax deduction for the amount of any rollover contribution. A direct transfer of funds from one IRA to another IRA is permitted. Such direct transfers are not limited to one per year.

   A similar type of rollover can be made with the proceeds of a qualified distribution from a qualified retirement plan (including TDA and HR-10 plans). Distributions from tax-deferred annuities or qualified pension or profit sharing plans that are eligible for "tax-free rollover" will be subject to an automatic 20% federal income tax withholding unless such amounts are directly rolled over to another qualified plan or individual retirement arrangement permitted under the Code. Properly made, such a distribution will not be taxable until you receive payments from the IRA created with it. Unless you were a self-employed participant in the distributing plan, you may later rollover such a contribution to another qualified retirement plan as long as you have not mixed it with IRA or SEP-IRA contributions.

Premature Distributions

   At no time can interest in your IRA or SEP-IRA be forfeited. To insure that your contributions will be used for your retirement, the federal tax law does not permit you to use your IRA or SEP-IRA as a security for a loan. Furthermore, as a general rule, you may not sell or assign your interest in your IRA or SEP-IRA to anyone. Use of an IRA or SEP-IRA as security or assignment of it to another will invalidate the entire annuity. The portion attributable to your deductible contributions and all earnings will be includable in your income in the year it is invalidated and will be subject to a 10% penalty if you are not at least age 59-1/2 or totally disabled, or if you do not meet certain other limited exceptions. (You may, however, assign your IRA or SEP-IRA without penalty to your former spouse in accordance with the terms of a divorce decree.)

   You may surrender any portion of the value of your IRA or SEP-IRA. In the case of a partial surrender which does not qualify as a rollover, the amount withdrawn which is attributable to your deductible contributions and all earnings will be includable in your income and subject to the 10% penalty if you are not at least age 59-1/2 or totally disabled, or if you do not meet certain other limited exceptions.

   The 10% penalty tax does not apply to the distribution of excess contributions if you receive such distribution on or before the due date (including extensions of time) for filing your tax return, you did not deduct such excess contribution, and you also received the net income attributable for such excess contribution. Unless you are 59-1/2, totally disabled, or meet certain other limited exceptions, a 10% penalty tax will be imposed on the part of an excess contribution greater than $2,250 which is withdrawn after your tax filing date.

   There is no 10% penalty if the IRA distributions are in substantially equal amounts (at least annually) over your life or life expectancy, or the joint lives or life expectancies of you and your beneficiary.

   Because nondeductible IRA contributions are made using income which has already been taxed (that is, they are not deductible contributions), the portion of the IRA distributions consisting of nondeductible contributions will not be taxed again when received by you. If you make any nondeductible IRA contributions, each distribution from your IRAs will consist of a nontaxable portion (return of nondeductible contributions) and a taxable portion (return of deductible contributions, if any, and account earnings).

   The following formula is used to determine the nontaxable portion of your distributions for a taxable year:

Remaining Nondeductible Contribution
------------------------------------ X Total Distributions =
Year-end total IRA account balances         (for the year)

Nontaxable Distribution (for the year)


   To figure the year-end total IRA account balance you treat all of your IRAs as a single IRA. This includes all regular IRAs, as well as SEP-lRAs, and Rollover IRAs. You also add back the distributions taken during the year.

Inadequate or Underdistributions 50% Tax

   Your IRA or SEP-IRA is intended to provide retirement benefits over your lifetime. Thus, federal law requires that you either receive a lump-sum distribution of your IRA or start to receive distribution payments by the April 1 following the end of the calendar year in which you attain age 70-1/2. If you elect other than a lump-sum distribution, the distribution must begin not later than the commencement date previously stated and your interest must be distributed over (1) your life, (2) your life and that of your beneficiary, (3) a period not extending beyond your life expectancy, or (4) a period not extending beyond your life expectancy and the life expectancy of your beneficiary. If you elect to receive periodic payments, those payments must be sufficient to pay out the entire value of your IRA during your life expectancy (or over the joint life expectancies of you and your beneficiary). Your life expectancy (and that of your spouse in the case of joint life) can be redetermined up to once a year. If the payments are not sufficient to meet the requirements, an excise tax of 50% will be imposed on the amount of any underpayment.

Death Benefits

   If you die after distribution has commenced but before receiving your entire interest in your IRA or SEP-IRA, the remaining portion must be distributed to your designated beneficiary at least as rapidly as under the method of distribution in effect prior to your death.

   If you die before distribution has commenced, your entire interest in your IRA or SEP-IRA must be distributed within five years.

   An election can be made to receive distributions beyond the five years referred to in the preceding paragraph, where (1) distributions are made over the lifetime (or over a period not to exceed the life expectancy) of your surviving spouse as designated beneficiary where distributions commence no later than the date upon which you would have attained age 70-1/2, or (2) distributions are made over the lifetime (or over a period not to exceed the life expectancy) of a designated beneficiary (other than your surviving spouse) where distributions commence no later than one year after your death (or such later date as the IRS regulations may prescribe). If (1) is elected and your spouse dies before payments begin, subsequent distributions will be made as if your spouse was the owner of the IRA. For distribution purposes, any amount paid to your minor child or children will be treated as though it is paid to your surviving spouse if the surviving spouse receives the distribution when the child or children reach majority.

   Your surviving spouse, as a designated beneficiary, qualifies for tax-free rollover treatment of a distribution from your IRA or SEP-IRA by reason of your death. No other beneficiary has this privilege, nor can any other beneficiary effect a tax-free transaction by having the funds directly transferred to another IRA account.

   A distribution of the balance of your IRA upon your death will not be considered a gift for federal tax purposes.

Prototype Status

   The Internal Revenue Service reviewed the format of your IRA, and issued an opinion letter on May 19, 1986, to The Union
Central Life Insurance Company stating that your IRA qualifies as a prototype IRA.

Reporting to the IRS

   Whenever you are liable for one of the penalty taxes discussed above (6% for excess contributions, 10% for premature distributions, or 50% for distribution underpayments), you must file Form 5329 with the Internal Revenue Service. The form is to be attached to your federal income tax return for the tax year in which the penalty applies. Normal contributions and distributions must be shown on your income tax return for the year to which they relate.

                          CARILLON FUND, INC.
----------------------------------------------------------------

     Carillon Fund, Inc. (the "Fund"), is a no-load, diversified, open-end management investment company which is intended to meet a wide range of investment objectives with its four separate
Portfolios: Equity Portfolio, Bond Portfolio, Capital Portfolio and S&P 500 Index Portfolio. Each Portfolio generally operates as a separate fund issuing its own shares.

     The Equity Portfolio seeks primarily long-term appreciation of capital, without incurring unduly high risk, by investing primarily in common stocks and other equity securities. Current income is a secondary objective.

     The Bond Portfolio seeks as high a level of current income as is consistent with reasonable investment risk, by investing primarily in long-term, fixed-income, investment-grade corporate bonds.

     The Capital Portfolio seeks to provide the highest total return through a combination of income and capital appreciation consistent with the reasonable risks associated with an investment portfolio of above-average quality by investing in equity securities, debt instruments and money market instruments.

     The S&P 500 Index Portfolio seeks investment results that correspond to the total return performance of U.S. common stocks, as represented by the S&P 500 Index.

     There can be no assurance that any Portfolio will achieve its objectives.

     This Prospectus sets forth concisely the information that a prospective investor should know before investing in the Fund, and it should be read and kept for future reference. A Statement of Additional Information dated May 1, 1996, which contains further information about the Fund, has been filed with the Securities and Exchange Commission and is incorporated by reference into this Prospectus. A copy of the Statement of Additional Information may be obtained without charge by calling the Fund at (513) 595-2600, or by writing the Fund at P.O. Box 40409, Cincinnati, Ohio
45240-0409.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE
SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED
UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY
REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                              May 1, 1996

UCCF 514 4-96

                          CARILLON FUND, INC.

                           TABLE OF CONTENTS

                                                     Page
The Fund . . . . . . . . . . . . .                    2

Annual Fund Operating Expenses . . . .                3

Financial Highlights . . . . . . .                    4

Investment Objectives and Policies . . . . .           7
     Equity Portfolio. . . . . . .                     7
     Bond Portfolio. . . . . . . .                     7
     Capital Portfolio . . . . . .                     8
     S&P 500 Index Portfolio . . . . .                 9
     Principal Risk Factors. . . . . .                10
     Repurchase Agreements . . . .                    11
     Reverse Repurchase Agreements . . . . .          11
     Futures Contracts and
       Options on Futures Contracts. . . . .          11
     Options . . . . . . . . . . .                    12
     Options on Securities Indices . . . . .          12
     Collateralized Mortgage Obligations . . . .      13
     Lending Portfolio Securities. . . . . .          13
     Other Information . . . . . .                    13
The Fund and Its Management. . . . . .                13
     Investment Adviser. . . . . .                    13
     Advisory Fee. . . . . . . . .                    14
     Expenses. . . . . . . . . . .                    14
     Capital Stock . . . . . . . .                    14
Purchase and Redemption of Shares. . . . . .          14

Dividends and Distributions. . . . . .                15

Taxes. . . . . . . . . . . . . . .                    15

Custodian, Transfer and
     Dividend Disbursing Agent . . . .                15

Appendix
     Bond and Commercial Paper Ratings . . .          16


                               THE FUND


     Carillon Fund, Inc. (the "Fund"), a Maryland corporation, is a no-load, diversified, open-end investment company.
The Fund has four Portfolios, which in many ways operate as separate funds issuing separate classes of common stock. An interest in the Fund is limited to the assets of the Portfolio in which shares are held, and shareholders of each Portfolio are entitled to a pro rata share of all dividends and distributions arising from the net income and capital gains on the investments of such Portfolio.

     Currently, the shares of the Fund are sold only to The Union Central Life Insurance Company ("Union Central") and to certain of its separate accounts to fund the benefits under certain variable annuity contracts and variable universal life insurance policies (the "contracts") issued by Union Central. The separate accounts invest in shares of the Fund in accordance with allocation instructions received from Contract Owners.

     To the extent that the shares of the Fund's four Portfolios are sold to Union Central in order to fund the benefits under the contracts, the structure of the Fund permits Contract Owners, within the limitations described in the contracts, to determine the type of investment underlying their contracts in response to or in anticipation of changes in market or economic conditions. Contract Owners should consider that the investment return experience of the Portfolio or Portfolios they select will affect the value of the contract and the amount of annuity payments received under a contract. See the attached
Prospectus for the Flexible Premium Deferred Variable Annuity for a description of the relationship between increases or decreases in the net asset value of Fund shares (and any distributions on such shares) and the benefits provided under a contract.

                    ANNUAL FUND OPERATING EXPENSES

EXPENSES (as a percentage of average net assets)


S&P 500
                               Equity      Bond      Capital
Index
                             Portfolio   Portfolio   Portfolio
Portfolio
-------------------------------------------------------------------------
  Management Fees             .59%        .49%        .68%
 .30%
  Other Expenses              .07%        .16%        .09%
 .30%*

Total Operating Expenses      .66%        .65%        .77%
 .60%*

EXAMPLE

The table below shows the amount of expenses a Shareholder would pay on a $1,000 investment assuming a 5% annual return.+

                               1 Year   3 Years   5 Years    10
Years
---------------------------------------------------------------------
Equity Portfolio               $ 7      $ 21      $ 37       $ 82

Bond Portfolio                 $ 7      $ 21      $ 36       $ 81

Capital Portfolio              $ 8      $ 25      $ 43       $ 96

S&P 500 Index Portfolio        $ 6      $ 19      $  --      $
--


       The purpose of this table is to assist the Contract Owner in understanding the various expenses that the Contract
Owner will bear indirectly by providing information on expenses associated with the Contract's investment in the Fund. This table does not include any contract or variable account charges.

       This table should not be considered a representation of past or future expenses and the actual expenses that will be paid may be greater or lesser than those shown.

---------------
* "Other Expenses" for the S&P 500 Index Portfolio are based on estimates. Total Operating Expenses in excess of .60% for that Portfolio are paid by the investment adviser.
+ The 5% annual return is a standardized rate prescribed for the purpose of this example and does not represent the past or future return of the Fund.

                      FINANCIAL HIGHLIGHTS

          The financial information in the tables which follow (pages 4-6), insofar as it pertains to each of the five years in the period ended December 31, 1995, have been audited in conjunction with the annual audit of the financial statements of the Fund . The financial statements for the year ended December 31, 1995, have been audited by Deloitte & Touche LLP, whose unqualified report thereon is included in the Statement of Additional Information. The financial statements for the four years ended December 31, 1994 have been audited by Price Waterhouse LLP, whose reports expressed unqualified opinions on those statements. These financial highlights should be read in conjunction with the financial statements and notes thereto included in the Statement of Additional Information. Further information about the performance of the Fund is contained in the Fund's annual report which may be obtained without charge. (See "Other Information" below.)


                                Equity Portfolio

                              Year ended December 31,


                                  1995      1994      1993
1992      1991

--------------------------------------------
Net Asset Value,
 Beginning of year                $14.30    $14.58    $13.74
$12.60    $ 8.81

Investment Activities:
 Net investment income               .24       .20       .16
 .19       .20<F1>
 Net realized and
  unrealized gains (losses)         3.36       .31      1.69
1.27      3.79
Total from Investment Operations    3.60       .51      1.85
1.46      3.99

Distributions:
 Net investment income              (.23)     (.19)     (.16)
(.19)     (.20)
 Net realized gains                (1.13)     (.60)     (.85)
(.13)      --
Total Distributions                (1.36)     (.79)    (1.01)
(.32)     (.20)

Net Asset Value,
 End of year                      $16.54    $14.30    $14.58
$13.74    $12.60

Ratios/Supplemental Data:
 Total Return <F2>                 26.96%     3.42%    14.11%
11.78%    45.55%

 Ratio of Expenses to
   Average Net Assets                .66%      .69%      .70%
 .72%      .75%<F1>

 Ratio of Net Investment
   Income to Average Net Assets     1.73%     1.45%     1.18%
1.47%     1.79%<F1>

 Portfolio Turnover Rate           34.33%    40.33%    37.93%
46.75%    55.17%

Net Assets, End of Period
 (in thousands)                   $219,563  $157,696  $138,239
$102,306  $79,352


                                  1990      1989      1988
1987      1986

--------------------------------------------
Net Asset Value,
 Beginning of year                $10.79    $10.88    $ 8.57    $
9.62    $12.72

Investment Activities:
 Net investment income             .28<F1>     .58       .38
 .34       .55
 Net realized and
  unrealized gains (losses)        (1.91)      .69      2.33
(.22)     1.08
Total from Investment Operations   (1.63)     1.27      3.71
 .12      1.63

Distributions:
 Net investment income              (.31)     (.59)     (.34)
(.35)     (.56)
 Net realized gains                 (.04)     (.77)     (.06)
(.82)     (4.17)
Total Distributions                 (.35)    (1.36)     (.40)
(1.17)     (4.73)

Net Asset Value,
 End of year                      $ 8.81    $10.79    $10.88    $
8.57     $ 9.62

Ratios/Supplemental Data:
 Total Return<F2>                 (15.45%)   11.79%    31.79%
 .85%    12.72%

 Ratio of Expenses to
  Average Net Assets               .82%<F1>    .95%      .95%
 .97%      .89%

 Ratio of Net Investment
  Income to Average Net Assets    2.98%<F1>   5.34%     3.74%
3.30%     3.78%

 Portfolio Turnover Rate           99.90%    61.49%    57.98%
70.17%    84.23%

Net Assets, End of Period
 (in thousands)                   $52,514   $56,194   $37,723
$28,915   $17,956


<F1>
Net of expenses waived by the Adviser of $.002 per share in 1991 and $.01 per share in 1990.
<F2>
Total Return does not reflect expenses that apply to the separate account or the related insurance policies. Inclusion of these charges would reduce the Total
Return figures for all periods shown.

                             FINANCIAL HIGHLIGHTS

                                  (Continued)


 Bond Portfolio

Year ended December 31,


                                  1995      1994      1993
1992      1991

--------------------------------------------
Net Asset Value,
 Beginning of year                $10.04    $11.30    $10.91
$10.96    $10.10

Investment Activities:
 Net investment income              .88        .77       .73
 .82       .86
 Net realized and
  unrealized gains (losses)         .98       (.95)      .54
(.01)      .87
Total from Investment Operations   1.86       (.18)     1.27
 .81      1.73

Distributions:
 Net investment income             (.83)      (.78)     (.73)
(.82)     (.87)
 Net realized gains                (.30)      (.15)     (.04)
--         --
Total Distributions                (.83)     (1.08)     (.88)
(.86)     (.87)

Net Asset Value,
 End of year                      $11.07    $10.04    $11.30
$10.91    $10.96

Ratios/Supplemental Data:
 Total Return<F1>                  19.03%    (1.63%)   11.94%
7.65%    17.89%

 Ratio of Expenses to
   Average Net Assets                .65%      .68%      .66%
 .69%      .73%

 Ratio of Net Investment
   Income to Average Net Assets     7.43%     7.21%     6.65%
7.59%     8.27%

 Portfolio Turnover Rate          111.01%    70.27%    137.46%
40.91%    39.82%

Net Assets, End of Period
(in thousands)                    $73,568   $55,929   $54,128
$38,557   $31,009

                                  1990      1989      1988
1987      1986

--------------------------------------------
Net Asset Value,
 Beginning of year                $10.02    $ 9.82    $ 9.96
$10.51    $11.22

Investment Activities:               .81       .83       .85
 .82      1.12
 Net investment income
 Net realized and
  unrealized gains (losses)          .03       .20      (.13)
(.51)      .67
Total from Investment Operations     .84      1.03       .72
 .31      1.79

Distributions:
 Net investment income              (.76)     (.83)     (.86)
(.86)    (1.13)
 Net realized gains                  --        --        --
--      (1.37)
Total Distributions                 (.76)     (.83)     (.86)
(.86)    (2.50)

Net Asset Value,
 End of year                      $10.10    $10.02    $ 9.82    $
9.96    $10.51

Ratios/Supplemental Data:
 Total Return<F1>                   8.66%    10.72%     7.36%
3.15%    16.59%

 Ratio of Expenses to
   Average Net Assets                .79%      .86%      .82%
 .72%      .65%

 Ratio of Net Investment
   Income to Average Net Assets     8.57%     8.38%     8.34%
8.34%     8.65%

 Portfolio Turnover Rate          110.90%    17.70%    24.11%
80.35%   103.44%

Net Assets, End of Period
(in thousands)                    $24,446   $15,941   $12,460
$15,796   $11,487


<F1>
Total Return does not reflect expenses that apply to the separate account or the related insurance policies. Inclusion of these charges would reduce the Total
Return figures for all periods shown.

                FINANCIAL HIGHLIGHTS

                     (Continued)

                      Capital Portfolio


                                  Year ended December 31,
  Period Ended

--------------------------------------------- December 31,
                           1995      1994      1993      1992
1991      1990<F1>
-------------------------------------------------------------------------------------
Net asset value:
Beginning of period        $13.19    $13.81    $12.99    $12.82
$10.57    $10.95

Investment Activities:
Net investment income         .64       .52       .43       .42
   .47       .34
Net realized and
unrealized gains (losses)    1.15        (.39)   1.17       .56
  2.25     (.40)
Total from
Investment Operations        1.79         .13    1.60       .98
  2.72     (.06)

Distributions:
Net investment income        (.64)      (.52)    (.42)     (.42)
  (.47)    (.32)
Net realized gains           (.62)      (.23)    (.36)     (.39)
   --       --
Total Distributions         (1.26)     (.75)     (.78)     (.81)
  (.47)    (.32)

Net Asset Value,
End of period              $13.72    $13.19    $13.81    $12.99
$12.82    $10.57

Ratios/Supplemental Data:
Total Return<F2>            14.28%      .94%    12.72%     7.93%
 26.10%    (.54%)

Ratio of Expenses
 to Average Net Assets        .77%      .80%      .82%      .88%
   .95%    1.03%<F3>
Ratio of Net Investment
Income to Average
Net Assets                   4.99%     4.25%      3.31%    3.49%
  4.05%     5.08%3

Portfolio Turnover Rate     43.83%    41.89%     32.42%   39.74%
 47.93%    16.02%

Net Assets,
 End of Period
 (in thousands)            $145,623  $119,263  $100,016  $68,674
$41,844   $23,813

<F1>
Period from May 1, 1990 (commencement of operations) through
December 31, 1990.
<F2>
Total Return does not reflect expenses that apply to the separate account or the related insurance policies. Inclusion of these charges would reduce the Total
Return figures for all periods shown.
<F3>
Annualized


S&P 500 Index Portfolio

  The financial highlights table is not presented because the activity for the period from December 29, 1995 to December 31, 1995 did not round to $.01 in any category of the reconciliation of beginning to ending net asset value per share of $10.00. The total return and the ratios and supplemental data were all less than 0.1%. The net assets at December 31, 1995 were $305,148.

                  INVESTMENT OBJECTIVES AND POLICIES


  Each Portfolio has a different investment objective which it pursues through separate investment policies. The differences in objectives and policies among the various Portfolios can be expected to affect the investment return of each Portfolio and the degree of market and financial risks to which each Portfolio is subject. The investment objectives of each Portfolio (described on the cover of this Prospectus) are fundamental policies and may not be changed without shareholder approval. There can be no assurance that the investment objectives of any Portfolio will be realized.

Equity Portfolio

  The investment objectives of the Equity Portfolio are to seek long-term appreciation of capital with secondary opportunities for growth in current income, without incurring unduly high risks.
A major portion of the Portfolio will be invested in common stocks. The Portfolio's investment policy is to seek special opportunities in securities that are selling at a discount from theoretical price/earnings ratios and that seem capable of recovering from their temporary out-of-favor status. A portion of the Portfolio may be invested in money market instruments pending investment or to effectively utilize cash reserves.

  Since no one class or type of security at all times affords the greatest promise of capital appreciation and growth in income, the
Portfolio may invest all or a portion of its assets in preferred stocks, bonds, convertible preferred stocks, convertible bonds, and convertible debentures if it is believed that such investments will further its investment objectives. When market conditions for equity securities are adverse, and for temporary defensive purposes, the Portfolio may invest in Government securities, money market instruments, or other fixed-income securities, or retain cash or cash equivalents. However, the Portfolio will remain well invested in equities to take advantage of stocks' relatively higher long-term potential.

  The Equity Portfolio's policy of investing is based upon the belief that the pricing mechanism of the securities market lacks total efficiency and has a tendency to inflate prices of some securities and depress prices of other securities in different market climates. Management believes that favorable changes in market prices are more likely to begin when securities are out-of-favor, price/earnings ratios are relatively low, investment expectations are limited, and there is little interest in a particular security or industry. Management believes that securities with relatively low price/earnings ratios in relation to their profitability are better positioned to benefit from favorable but generally unanticipated events than are securities with relatively high price/earnings ratios which are more susceptible to unexpected adverse developments. The current institutionally-dominated market tends to ignore the numerous second tier issues whose market capitalizations are below those of a limited number of established large companies. Although this segment of the market may be more volatile and speculative, it is expected that a well-diversified Portfolio represented in this segment of the market has potential long-term rewards greater than the potential rewards from investments in more highly capitalized equities.

Bond Portfolio

  The investment objectives of the Bond Portfolio are to provide as high a level of current income as is believed to be consistent with reasonable investment risk and to seek preservation and growth of shareholders' capital. In seeking to achieve these objectives, it is anticipated that the Portfolio will invest at least 75% of the value of its assets in publicly-traded straight debt securities rated BBB or Baa or higher by a nationally recognized rating service such as Standard & Poor's or Moody's, or obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities or cash and cash equivalents. Up to 25% of the Bond Portfolio's total assets may be invested in straight debt securities that are unrated or less than investment-grade bonds, in convertible debt securities, convertible preferred and preferred stocks, or other securities.

  Debt securities that are unrated or less than investment-grade bonds are often referred to as "high-yield" bonds because they generally offer higher interest rates. High-yield bonds run a higher risk of default. In the case of default, they are more difficult to sell and could present a liquidity problem to the Portfolio. (See "Principal Risk Factors," page 9.) As of March 31,
1996, 20% of the debt securities held by the Bond Portfolio were unrated or less than investment-grade bonds. For a more complete discussion of the risk factors associated with high-yield bonds, see the discussion below under "Principal Risk Factors," and "Certain Risk Factors Relating to High-Yield, High-Risk Bonds" in the Statement of Additional Information.

  The Bond Portfolio will not directly purchase common stocks.
However, it may retain up to 10% of the value of its total assets in common stocks acquired either by conversion of fixed-income securities or by the exercise of warrants attached thereto.

  The Bond Portfolio may also write covered call options on U.S.
Treasury Securities and options on futures contracts for such securities. See "Options," page 11.

  The Bond Portfolio may invest without limit in money market instruments pending investment in accordance with its investment policies or when market conditions dictate a "defensive" investment strategy. To the extent a portion is invested in commercial paper rated "A" or "Prime" it will be included in the 75% guideline noted above.

  A description of the corporate bond ratings assigned by Standard
& Poor's and Moody's is included in the Appendix.

Capital Portfolio

  The Capital Portfolio seeks to obtain the highest total return through a combination of income and capital appreciation consistent with the reasonable risks associated with an investment portfolio of above-average quality. The Capital Portfolio invests in equity, debt and money market securities.

  There are no percentage limitations on the type of securities in which the Capital Portfolio may invest. The Capital Portfolio may invest entirely in equity securities, entirely in debt, entirely in money market instruments, or in any combination of these type of securities at the sole discretion of the investment adviser, subject only to the investment objective of the Capital Portfolio and the policies adopted by the Board of Directors. The investment adviser determines the proportion of Capital Portfolio assets invested in equity, debt and money market securities based on fundamental value analysis; analysis of historical long-term returns among equity, debt and money market investments; and other market influencing factors. The fundamental value analysis considers the adviser's outlook over both the near and long-term, for corporate profitability, short and long-term interest rates, stock price earnings ratios for the market in total and individual stocks and inflation rates. When the investment climate as indicated by the fundamental factors is near historical relationships, the Portfolio will be structured approximately 63% in equity, 30% in debt and 7% in money market securities. In addition, market influencing factors relating to monetary policy, equity momentum, market sentiment, economic influences and market cycles are taken into consideration in making the asset allocation decision.

  Deviations from historical fundamental market relationships on either a current or anticipated basis, along with the influences of market factors, may result under most foreseeable circumstances in changes as much as 40%, plus or minus, in the percentages allocated to equity, debt or money market securities within the Portfolio.

  Equity Securities. In its equity investments, the Capital Portfolio emphasizes a combination of several themes in order to diversify its investment exposure. Most stocks purchased by the
Portfolio display one or more of the following criteria:

 * Low price earnings ratios in relation to their return on equity.

 * High asset values in relation to stock price.

 * Foreign shares, listed on the New York or American Stock
Exchanges or purchased in the form of American Depository
Receipts, of companies judged to represent better fundamental value than those of similar domestic companies.

 * A high level of dividend payment providing a yield that is competitive with debt investments.

  Debt Securities. The Capital Portfolio may invest in rated or unrated debt securities, including obligations of the U.S. Government and its agencies, and corporate debt obligations rated BBB or Baa or higher by a nationally recognized rating service such as Standard & Poor's or Moody's, or, if not rated, of equivalent quality as determined by the investment adviser.
Only 25% of the value of any bonds held by the Capital Portfolio may be unrated or less than investment-grade bonds. For a discussion of the risk factors associated with "high-yield" bonds, see the "Bond Portfolio" on page 7 and "Certain Risk Factors Relating to High-Yield, High-Risk Bonds" in the Statement of Additional Information.

  Money Market Instruments. The Capital Portfolio may at any time be 100% invested in money market instruments although it likely will invest in these securities only temporarily pending investment in equity and debt securities, or on a limited basis. The following securities, which are described in the Statement of Additional Information, are considered money market instruments if their remaining maturities are less than 13 months: repurchase agreements, U.S. government obligations, government agency securities, certificates of deposit, time deposits, bankers' acceptances, commercial paper and corporate debt securities.

  The Capital Portfolio may also write covered call options on U.S. Treasury Securities and options on futures contracts for such securities. See "Options," page 11.

S&P 500 Index Portfolio

  The S&P 500 Index Portfolio ("Index Portfolio") seeks investment results that correspond to the total return performance of U.S. common stocks, as represented by the Standard & Poor's 500 Composite Stock Index (the "S&P 500"). The S&P 500 is a well-known stock market index that includes common stocks of companies representing approximately 71% of the market value of all common stocks publicly traded in the United States. The investment adviser believes that the performance of the S&P 500 is representative of the performance of publicly traded common stocks in general. As with all mutual funds, there can be no assurance that the Index Portfolio will achieve its investment objective.

  Index funds, such as the Index Portfolio, seek to create, to the extent feasible, a portfolio which substantially replicates the total return of the securities comprising the applicable index, taking into consideration redemptions, sales of additional shares, and other adjustments described below. Index funds are not managed through traditional methods of fund management, which typically involve frequent changes in a portfolio of securities on the basis of economic, financial, and market analyses.
Therefore,
brokerage costs, transfer taxes, and certain other transaction costs for index funds may be lower than those incurred by non-index, traditionally managed funds. Precise replication of the holdings of the Index Portfolio and the capitalization weighting of the securities in the S&P 500 is not feasible, but the Index Portfolio seeks a high correlation between the total return performance of securities comprising the S&P 500 and the investment results of the Index Portfolio. The Index Portfolio will attempt to achieve, in both rising and falling markets, a correlation of at least 95% between the total return of its net assets before expenses and the total return of the S&P 500. A correlation of 100% would represent perfect correlation between Index Portfolio and index performance. It is anticipated that the correlation of the Index Portfolio's performance to that of the S&P 500 will increase as the size of the Index Portfolio increases. There can be no assurance that the Index Portfolio will achieve this correlation.

  The Index Portfolio may invest up to 5% of its assets in Standard & Poor's Depositary Receipts(R) ("SPDRs(R)").
SPDRs are units of beneficial interest in a unit investment trust, representing proportionate undivided interests in a portfolio of securities in substantially the same weighting as the component common stocks of the S&P 500.

  Although the Adviser will attempt to invest as much of the Index
Portfolio's assets as is practical in stocks comprising the S&P 500 and futures contracts and options relating thereto, a portion of the Index Portfolio may be invested in money market instruments pending investment or to meet redemption requests or other needs for liquid assets. In addition, for temporary defensive purposes, the Index Portfolio may invest in Government securities, money market instruments, or other fixed-income securities, or retain cash or cash equivalents.

Principal Risk Factors

  Because the Portfolios are intended to serve a variety of investment objectives, they are subject to varying degrees of financial and market risks and current income volatility. Financial risk refers to the ability of an issuer of a debt security to pay principal and interest on that security and to the earning stability and overall financial soundness of an issuer of an equity security. Market risk refers to the volatility of the reaction of the price of the security to changes in conditions in the securities markets in general and, with respect to debt securities, changes in the overall level of interest rates. Current income volatility refers to the degree and rapidity with which changes in the overall level of interest rates become reflected in the level of current income of the portfolio.

  The Equity Portfolio should be subject to moderate levels of both market and financial risk, since it invests in equity securities chosen primarily for potential long-term appreciation.

  The Bond Portfolio invests most of its assets in investment-grade corporate bonds, and these should be subject to little financial risk, to moderately high levels of market risk, and to moderately low current income volatility.

  The Capital Portfolio invests in equity, debt and money market instruments, and therefore the financial and market risks to which it is subject will vary from time to time depending on the extent of its holdings in each of those classes of securities.
The Portfolio is subject to the further risk that in order to meet its objectives, the Adviser must determine the proper mix of equity, debt and money market securities. Moreover, the timing of movements from one type of security to another could have a negative effect on the Portfolio's overall objective. Inherent in the fact that the Adviser has great latitude with respect to portfolio composition is the risk that it may not properly ascertain the appropriate mix of securities for any particular economic cycle.

  The market value of fixed-income debt securities is affected by changes in general market interest rates. If interest rates fall, the market value of fixed-income securities tends to rise; but if interest rates rise, the value of fixed-income securities tends to fall. This market risk affects all fixed-income securities, but lower-rated and unrated securities may be subject to a greater market risk than higher-rated (lower-yield) securities.

  Bonds rated below the four highest grades used by Standard & Poor's or Moody's are frequently referred to as "junk" bonds, reflecting the greater market and investment risks associated with such bonds. Such risks relate not only to the greater financial weakness of the issuers of such securities but also to other factors including: (i) the sensitivity of such securities to interest rates and economic changes (high-yield, high-risk bonds are very sensitive to adverse economic and corporate developments; their yields will fluctuate over time and either an economic downturn or rising interest rates could create financial stress on the issuers of such bonds, possibly resulting in their defaulting on their obligations); (ii) the payment expectations of holders of such securities (high-yield, high-risk bonds may contain redemption or call provisions which if exercised in a period of lower interest rates would result in their being replaced by lower yielding securities); (iii) the liquidity of such securities (there may be little trading in certain high-yield, high-risk bonds which may make it more difficult to dispose of the securities and more difficult to determine their fair value). See "Certain Risk Factors Relating to
High-Yield, High-Risk Bonds" in the Statement of Additional Information for a further discussion of the risks summarized above.

  The S&P 500 Index Portfolio is subject to equity market risk (i.e., the possibility that common stock prices will decline over short or even extended periods). The U.S. stock market tends to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline.

  To illustrate the volatility of stock prices, the following table sets forth the average returns of the S&P 500 for the period from 1926 to 1995:

                        S&P 500 Returns (1926-1995)
                       Over Various Time Horizons
                       ----------------------------
                      1 Year   5 Years  10 Years  20 Years
                      -----    -------  --------  --------
Best                  +54.0%   +23.9%    +20.1%    +16.9%
Worst                 -43.3    -12.5     - 0.9      +3.1
Average               +12.5    +10.3     +10.7     +10.7
Standard Deviation     20.3      8.2       5.4       3.3

As shown, common stocks have provided annual total returns (capital appreciation plus dividend income) averaging 10.7% for all 10-year periods from 1926 to 1995. Average return may not be useful for forecasting future returns in any particular period, as stock returns are quite volatile from year to year.

Repurchase Agreements

     A repurchase agreement is a transaction where a Portfolio buys a security at one price and simultaneously agrees to sell that same security back to the original owner at a higher price. The Adviser reviews the creditworthiness of the other party to the agreement and must find it satisfactory before engaging in a repurchase agreement. A majority of such agreements will mature in seven days or less. In the event of the bankruptcy of the other party, the Portfolio could experience delays in recovering its money, may realize only a partial recovery or even no recovery, and may also incur disposition costs. It is not anticipated that any Portfolio will regularly utilize repurchase agreements extensively, since they are intended to be used to invest otherwise idle cash.

Reverse Repurchase Agreements

     The S&P 500 Index Portfolio may enter into reverse repurchase agreements. Under reverse repurchase agreements, the Portfolio transfers possession of portfolio securities to banks in return for cash in an amount equal to a percentage of the portfolio securities' market value and agrees to repurchase the securities at a future date by repaying the cash with interest. The Portfolio retains the right to receive interest and principal payments from the securities while they are in the possession of the financial institutions. Cash or liquid high quality debt obligations from the Portfolio's portfolio equal in value to the repurchase price (including any accrued interest) will be segregated by the Custodian on the Portfolio's records while a reverse repurchase agreement is in effect.

Futures Contracts and Options on Futures Contracts

     For hedging purposes, including protecting the price or interest rate of securities that the Portfolio intends to buy, the S&P 500 Index Portfolio may enter into futures contracts that relate to securities in which it may directly invest and indices comprised of such securities and may purchase and write call and put options on such contracts. As a temporary investment strategy until the Index Portfolio reaches $25 million in net assets, the Index Portfolio may invest up to 100% of its assets in such futures and/or options contracts. Thereafter, the Portfolio may invest up to 20% of its assets in such futures and/or options contracts.

     A financial futures contract is a contract to buy or sell a specified quantity of financial instruments such as U.S.
Treasury bills, notes and bonds, commercial paper and bank certificates of deposit or the cash value of a financial instrument index at a specified future date at a price agreed upon when the contract is made. A stock index futures contract is a contract to buy or sell specified units of a stock index at a specified future date at a price agreed upon when the contract is made. The value of a unit is based on the current value of the contract index. Under such contracts no delivery of the actual stocks making up the index takes place. Rather, upon expiration of the contract, settlement is made by exchanging cash in an amount equal to the difference between the contract price and the closing price of the index at expiration, net of variation margin previously paid.

     Substantially all futures contracts are closed out before settlement date or called for cash settlement. A futures contract is closed out by buying or selling an identical offsetting futures contract. Upon entering into a futures contract, the Portfolio is required to deposit an initial margin with the Custodian for the benefit of the futures broker. The initial margin serves as a "good faith" deposit that the Portfolio will honor their futures commitments. Subsequent payments (called
"variation margin") to and from the broker are made on a daily basis as the price of the underlying investment fluctuates.
In the event of the bankruptcy of the futures broker that holds margin on behalf of the Portfolio, the Portfolio may be entitled to return of margin owed to it only in proportion to the amount received by the broker's other customers. The Adviser will attempt to minimize this risk by monitoring the creditworthiness of the futures brokers with which the Portfolio does business.

     Because the value of index futures depends primarily on the value of their underlying indexes, the performance of the broad-based contracts will generally reflect broad changes in common stock prices. However, because the Portfolio may not be invested in precisely the same proportion as the S&P 500, it is likely that the price changes of the Portfolio's index futures positions will not match the price changes of the Portfolio's other investments.

     Options on futures contracts give the purchaser the right to assume a position at a specified price in a futures contract at any time before expiration of the option contract.

Options

     The Bond and Capital Portfolios may engage in certain limited options strategies as hedging techniques. These options strategies are limited to selling/writing call option contracts on U.S. Treasury Securities and call option contracts on futures on such securities held by the Portfolio (covered calls). The Portfolio may purchase call option contracts to close out a position acquired through the sale of a call option. The Portfolio will only write options that are traded on a domestic exchange or board of trade.

     The S&P 500 Index Portfolio may write and purchase covered put and call options on securities in which it may directly invest. Option transactions of the Portfolio will be conducted so that the total amount paid on premiums for all put and call options outstanding will not exceed 5% of the value of the Portfolio's total assets. Further, the Portfolio will not write put or call options or combination thereof if, as a result, the aggregate value of all securities or collateral used to cover its outstanding options would exceed 25% of the value of the Portfolio's total assets.

     A call option is a short-term contract (generally nine months or less) which gives the purchaser of the option the right to purchase from the seller of the option (the Portfolio) the underlying security or futures contract at a fixed exercise price at any time prior to the expiration of the option period regardless of the market price of the underlying instrument during the period. A futures contract obligates the buyer to purchase and the seller to sell a predetermined amount of a security at a predetermined price at a selected time in the future. A call option on a futures contract gives the purchaser the right to assume a "long" position in a futures contract, which means that if the option is exercised the seller of the option (the Portfolio) would have the legal right (and obligation) to sell the underlying security to the purchaser at the specified price and future time.

     As consideration for the call option, the buyer pays the seller (the Portfolio) a premium, which the seller retains whether or not the option is exercised. The selling of a call option will benefit the Portfolio if, over the option period, the underlying security or futures contract declines in value or does not appreciate to a price higher than the total of the exercise price and the premium. The Portfolio risks an opportunity loss of profit if the underlying instrument appreciates to a price higher than the exercise price and the premium. When the Adviser anticipates that interest rates will increase, the Portfolio may write call options in order to hedge against an expected decline in value of portfolio securities.

     The Portfolio may close out a position acquired through selling a call option by buying a call option on the same security or futures contract with the same exercise price and expiration date as the option previously sold. A profit or loss on the transaction will result depending on the premium paid for buying the closing call option. If a call option on a futures contract is exercised, the Portfolio intends to close out the position immediately by entering into an offsetting transaction or by delivery of the underlying security (or other related securities).

     Options transactions may increase the Portfolio's portfolio turnover rate and attendant transaction costs, and may be somewhat more speculative than other investment strategies. It may not always be possible to close out an options position, and with respect to options on futures contracts there is a risk of imperfect correlation between price movements of a futures contract (or option thereon) and the underlying security. Options strategies and related risks and limitations are described in more detail in the Statement of Additional Information.

Options on Securities Indices

     The S&P 500 Index Portfolio may purchase or sell options on the S&P 500, subject to the limitations set forth above and provided such options are traded on a national securities exchange or in the over-the-counter market. Options on securities indices are similar to options on securities except there is no transfer of a security and settlement is in cash. A call option on a securities index grants the purchaser of the call, for a premium paid to the seller, the right to receive in cash an amount equal to the difference between the closing value of the index and the exercise price of the option times a multiplier established by the exchange upon which the option is traded.

Collateralized Mortgage Obligations

     The Portfolios other than the S&P 500 Index Portfolio may invest in collateralized mortgage obligations ("CMOs") or mortgage-backed bonds issued by financial institutions such as commercial banks, savings and loan associations, mortgage banks and securities broker-dealers (or affiliates of such institutions established to issue these securities). To a limited extent, the Portfolios may also invest in a variety of more risky CMOs, including interest only ("IOs"), principal only ("Pos"), inverse floaters, or a combination of these securities. See "Money Market Instruments and Investment Techniques" in the Statement of Additional Information for a further discussion.

Lending Portfolio Securities

     The S&P 500 Index Portfolio may lend portfolio securities with a value up to 10% of its total assets. Such loans may be terminated at any time. The Portfolio will continuously maintain as collateral cash or obligations issued by the U.S. government, its agencies or instrumentalities in an amount equal to not less than 100% of the current market value (on a daily marked-to-market basis) of the loaned securities plus declared dividends and accrued interest.

     The Portfolio will retain most rights of beneficial ownership, including the right to receive dividends, interest or other distributions on loaned securities. The Portfolio will call loans to vote proxies if a material issue affecting the investment is to be voted upon. Should the borrower of the securities fail financially, the Portfolio may experience delay in recovering the securities or loss of rights in the collateral. Loans are to be made only to borrowers that are deemed by the Adviser to be of good financial standing.

Other Information

     In addition to the investment policies described above, each Portfolio's investment program is subject to further restrictions which are described in the Statement of Additional Information. Unless otherwise specified, each Portfolio's investment objectives, policies and restrictions are not fundamental policies and may be changed without shareholder approval. Shareholder inquiries and requests for the Fund's annual report should be directed to the Fund at (513) 595-2600, or at P.O. Box 40409, Cincinnati, Ohio 45240-0409.


                      THE FUND AND ITS MANAGEMENT

     The Fund is a mutual fund, technically known as an open-end, diversified, management investment company. The Board of Directors is responsible for supervising the business affairs and investments of the Fund, which are managed on a daily basis by the
Fund's investment adviser. The Fund was incorporated under the laws of the State of Maryland on January 30, 1984. The Fund is a series fund with four classes of stock, one for each Portfolio. The S&P 500 Index Portfolio was authorized on September 15, 1995 and commenced operations on December 29, 1995. Union Central has invested approximately $10.3 million in this Portfolio.

Investment Adviser

     The Fund's investment adviser is Carillon Advisers, Inc.
(the
"Adviser"), P.O. Box 40407, Cincinnati, Ohio 45240. The Adviser was incorporated under the laws of Ohio on August 18, 1986, as successor to the advisory business of Carillon Investments, Inc., the investment adviser for the Fund since 1984. The Adviser is a wholly-owned subsidiary of Union Central, a mutual life insurance company organized in 1867 under the laws of Ohio. Subject to the direction and authority of the Fund's Board of Directors, the Adviser manages the investment and reinvestment of the assets of each Portfolio and provides administrative services and manages the Fund's business affairs.

     George L. Clucas has been primarily responsible for the day-to-day management of the Equity Portfolio since 1988 and the Capital Portfolio since its inception in 1990. Mr. Clucas is Director, President and Chief Executive Officer of the
Fund, and President and Chief Executive Officer of the Adviser. He has been affiliated with the Adviser and Union Central since 1987. Steven R. Sutermeister (since 1990) has been primarily responsible for the day-to-day management of the Bond
Portfolio. Mr. Sutermeister is Vice President of the Adviser and has been affiliated with the Adviser and Union Central since 1990. Previously, he was Senior Vice President of Washington Square Capital, Inc.

Advisory Fee

     The Fund pays the Adviser, as full compensation for all facilities and services furnished, a monthly fee computed separately for each Portfolio on a daily basis, at an annual rate, as follows:

  (a) for the Equity Portfolio .65% of the first $50,000,000, .60% of the next $100,000,000, and .50% of all over
         $150,000,000 of the current value of the net assets;

  (b) for the Bond Portfolio .50% of the first $50,000,000, .45% of the next $100,000,000, and .40% of all over
         $150,000,000 of the current value of the net assets; and

  (c) for the Capital Portfolio .75% of the first $50,000,000, .65% of the next $100,000,000, and .50% of all over
         $150,000,000 of the current value of the net assets.

  (d) for the S&P 500 Index Portfolio .30% of the current value of the net assets.

  The fee paid for the Capital Portfolio is somewhat higher than the average fee paid in the industry. However, breakpoints at which fees are reduced are set at lower than normal amounts. It is the desire of the Fund and Adviser to reflect in the fee arrangement the effort involved in advising the separate
Portfolios.

Expenses

  The Fund's expenses are deducted from total income before dividends are paid. These expenses, which are accrued daily, include: the fee of the Adviser; taxes; legal, dividend disbursing, bookkeeping and transfer agent, custodian and auditing fees; and printing and other expenses relating to the Fund's operations which are not expressly assumed by the Adviser under its investment advisory agreement with the Fund. Certain expenses are paid by the particular Portfolio that incurs them, while other expenses are allocated among the Portfolios on the basis of their relative size (i.e., the amount of their net assets). The Adviser will pay any expenses of the S&P 500 Index Portfolio, other than the advisory fee for that Portfolio, to the extent that such expenses exceed .30% of that Portfolio's net assets.

Capital Stock

  The Fund currently has four classes of stock, one for each Portfolio. Shares (including fractional shares) of each Portfolio have equal rights with regard to voting, redemptions, dividends, distributions, and liquidations with respect to that Portfolio. When issued, shares are fully paid and nonassessable and do not have preemptive or conversion rights or cumulative voting rights. The Fund's sole shareholder, Union Central, will vote Fund shares allocated to its registered separate accounts in accordance with instructions received from Contract Owners. However, by virtue of Fund shares allocated to its other separate accounts, Union Central currently has voting control and can make fundamental changes regardless of the voting instructions received from Contract Owners.


                   PURCHASE AND REDEMPTION OF SHARES

  The Fund offers its shares, without sales charge, only for purchase by Union Central and its separate accounts to fund benefits under both variable annuity contracts and variable universal life insurance policies. The Fund's Board of Directors will monitor the Fund for the existence of any material irreconcilable conflict between the interests of variable annuity contractowners investing in the Fund and interests of holders of variable universal life insurance policies investing in the Fund. Union Central will report any potential or existing conflicts to the Directors of the Fund. If a material irreconcilable conflict arises, Union Central will, at its own cost, remedy such conflict up to and including establishing a new registered management company and segregating the assets underlying the variable annuity contracts and variable universal life insurance policies. It is possible that at some later date the Fund may offer shares to other investors. The Fund continuously offers shares in each of its Portfolios at prices equal to the respective net asset values of the shares of each Portfolio.

  The Fund redeems all full and fractional shares of the Fund for cash. No redemption fee is charged. The redemption price is the net asset value per share. Payment for shares redeemed will generally be made within seven days after receipt of a proper notice of redemption.

  The net asset value of the shares of each Portfolio of the Fund is determined once daily, Monday through Friday, as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m., Eastern Time), when there are purchases or redemptions of Fund shares, except (i) when the New York Stock Exchange is closed
(currently New Year's Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas
Day); (ii) the day following Thanksgiving Day; (iii) December 24, 1996; and (iv) any day on which changes in the value of the Portfolio securities of the Fund will not materially affect the current net asset value of the shares of a Portfolio. Such determination is made by adding the values of all securities and other assets of the Portfolio, subtracting liabilities and expenses, and dividing by the number of shares of the Portfolio outstanding. Expenses, including the investment advisory fee payable to the Adviser, are accrued daily.

  Securities held by the Portfolios, except for money market instruments maturing in 60 days or less, are valued at their market value if market quotations are readily available. Otherwise, such securities are valued at fair value as determined in good faith by the Board of Directors, although the actual calculations may be made by persons acting pursuant to the direction of the Board.

  All money market instruments with a remaining maturity of 60 days or less are valued on an amortized cost basis.


                      DIVIDENDS AND DISTRIBUTIONS

  It is the Fund's intention to distribute substantially all of the net investment income, if any, of each Portfolio. For dividend purposes, net investment income of the Equity, Bond, Capital and S&P 500 Index Portfolios consists of all dividends or interest earned by such Portfolio less estimated expenses (including the investment advisory fee). All net realized capital gains, if any, of each Portfolio are distributed periodically, no less frequently than annually. All dividends and distributions are reinvested in additional shares of the respective Portfolio at net asset value.


                                 TAXES

  Each Portfolio has qualified and has elected to be taxed as a "regulated investment company" under the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended
(the
"Code"). If a Portfolio qualifies as a "regulated investment company" and complies with the appropriate provisions of the Code, the Portfolio will be relieved of federal income tax on the amounts distributed.

  Since the sole shareholder of the Fund is Union Central, no discussion is included herein as to the federal income tax consequences at the shareholder level. For information concerning the federal tax consequences to purchasers of the contracts, see the attached Prospectus for such contracts.


           CUSTODIAN, TRANSFER AND DIVIDEND DISBURSING AGENT

  Firstar Trust Company, Mutual Fund Services, P.O. Box 701,
Milwaukee, Wisconsin 53201-0701, acts as Custodian of the Fund's assets, and is its bookkeeping, transfer and dividend disbursing agent.
                               APPENDIX

                        CORPORATE BOND RATINGS

Moody's Investors Services, Inc.

  Aaa Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

  Aa Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

  A Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

  Baa Bonds which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

  Ba Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

  B Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

  Caa Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

  Ca Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

Standard & Poor's Corporation

  AAA This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

  AA Bonds rated AA also qualify as high-quality debt obligations.
Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in a small degree.

  A Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effect of changes in circumstances and economic conditions.

  BBB Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

  BB-B-CCC-CC Bonds rated BB, B, CCC, and CC are regarded, on balance, as predominately speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

                       COMMERCIAL PAPER RATINGS

Moody's Investors Services, Inc.

  A Prime rating is the highest commercial paper rating assigned by Moody's Investors Services, Inc. Issuers rated Prime are further referred to by use of numbers 1, 2 and 3 to denote relative strength within this highest classification. Among the factors considered by Moody's in assigning ratings for an issuer are the following: (1) management; (2) economic evaluation of the industry and an appraisal of speculative type risks which may be inherent in certain areas; (3) competition and customer acceptance of products; (4) liquidity; (5) amount and quality of long-term debt; (6) ten-year earnings trends; (7) financial strength of a parent company and the relationships which exist with the issuer; and (8) recognition by management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations.

Standard & Poor's Corporation

  Commercial paper rated A by Standard & Poor's Corporation has the following characteristics: Liquidity ratios are better than the industry average. Long-term senior debt rating is "A" or better. In some cases, BBB credits may be acceptable. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow have an upward trend with allowance made for unusual circumstances. Typically, the issuer's industry is well established, the issuer has a strong position within its industry and the reliability and quality of management is unquestioned. Issuers rated A are further referred to by use of numbers 1, 2 and 3 to denote relative strength within this classification.

APPENDIX I FOR CROSS REFERENCING INFORMATION

Included here in the Prospectus booklet is a prospectus for the MFS GROWTH WITH INCOME SERIES AND THE MFS HIGH INCOME SERIES, which are two series of the MFS Variable Insurance Trust.

Cross reference the Prospectus in EDGAR filing for MFS VARIABLE
INSURANCE TRUST as follows:
File Date: May 3, 1996.
File No.: 33-74668
CIK No.    918571
Accession No.   912057-96-008079

APPENDIX II FOR CROSS REFERENCING INFORMATION

Included here in the Prospectus booklet is a prospectus for the SCUDDER MONEY MARKET PORTFOLIO, SCUDDER CAPITAL GROWTH PORTFOLIO and SCUDDER INTERNATIONAL PORTFOLIO, which are portfolios of the Scudder Variable Life Investment Fund.

Cross reference the Prospectus for SCUDDER VARIABLE LIFE
INVESTMENT FUND as filed with the SEC via EDGAR:
File Date:   April 30, 1996.
CIK No. 0000764797
File Numbers: 811-4257 and 2-96461
Accession No. 950135-96-001848

APPENDIX III FOR CROSS REFERENCING INFORMATION

Prospectus for the TCI GROWTH PORTFOLIO, a portfolio of TCI
Portfolios, Inc.
Cross reference the prospectus for TCI Portfolios, Inc. as filed with the SEC via EDGAR:
File Date:   September 27, 1996.
CIK No. 0000814680
Accession No. 0000814680-96-000014

            CARILLON ACCOUNT
            CARILLON FUND, INC.
-----------------------------------------------------




              STATEMENTS OF
         ADDITIONAL INFORMATION







               May 1, 1996



----------------------------------------------------


UC 188  4-96

                    CARILLON ACCOUNT
                            of

       THE UNION CENTRAL LIFE INSURANCE COMPANY

1876 Waycross Road - Cincinnati, Ohio 45240 - 513-595-2600



          STATEMENT OF ADDITIONAL INFORMATION


May 1, 1996

     This Statement of Additional Information is not a prospectus.
Much of the information contained in this Statement of Additional Information expands upon subjects discussed in the Prospectus. Accordingly, this Statement should be read in conjunction with Carillon Account's ("CA") current Prospectus, dated May 1, 1996, which may be obtained by calling The Union Central Life Insurance Company ("Union Central") at (513) 595-2600, or writing to P.O. Box 40409, Cincinnati, Ohio 45240-0409.


      -----------------------------------

             TABLE OF CONTENTS


                                               Page

Distribution of Contracts                            B-2
Determination of Annuity Payments                     B-2
Performance Data Advertising                        B-3
Federal Tax Matters                               B-4
Miscellaneous Contract Provisions                    B-6
Custody of CA's Assets                               B-7
Experts                                            B-9
Financial Statements of CA and of Union Central

                 DISTRIBUTION OF CONTRACTS

     Contracts are offered on a continuous basis through life insurance agents of Union Central who are also registered representatives of Carillon Investments, Inc., or another broker-dealer member of the National Association of Securities Dealers,
Inc.

     As underwriter of the Contracts, the following distribution fees were paid to Carillon Investments, Inc., by Union Central:

            Year        Amount
            ----        ------
            1995        $1,636,172
            1994        $1,975,636
            1993        $1,643,968

          DETERMINATION OF ANNUITY PAYMENTS

     The amount of the first Variable Annuity payment is calculated by applying the Accumulation Value (less any premium tax charge deducted at this time), measured as of a date not more than 10 business days prior to the Maturity Date, to the Annuity Tables in the Contract. This is done separately for each amount to be used to provide an annuity reserved for in a different Subaccount.

     The first Variable Annuity payment is divided by the appropriate Annuity Unit value (as of the same date that the amount of the first payment was determined) to determine the number of Annuity Units upon which later annuity payments will be based. This number of Annuity Units will not change. Variable Annuity payments after the first will be equal to the number of Annuity Units determined in this manner times the Annuity Unit value for each respective Subaccount calculated on a uniform basis not more than 10 business days before each annuity payment is due.

     Annuity Unit Value - The value of an Annuity Unit in each
Subaccount of CA was initially set at $10. Annuity Units of each Subaccount are valued separately and will vary with the investment experience of the particular Subaccount.

     The value of the Annuity Unit for each Subaccount at the end of any valuation period is calculated by: (a) multiplying the prior Annuity Unit value by the Subaccount's Net Investment Factor for the period; and then (b) adjusting the result to compensate for the interest rate assumed in the annuity tables used to determine the dollar amount of the first Variable Annuity payment.
In this manner, the Annuity Unit values will most likely change (except when the investment performance exactly equals the assumed interest rate) for each annuity payment (although the number of Annuity Units will remain fixed) and therefore the amount of the Variable Annuity payments will most likely vary.

               Performance Data Advertising

As noted in the Prospectus, CA occasionally may publish advertisements that contain total return performance data relating to its Subaccounts. Tables of historical Accumulation Unit Values for each Subaccount may be included in advertising or sales literature that contains total return calculations as described below. The following table sets forth the performance data for each of the Subaccounts of the type that will be used in advertising, in each case for the period ended December 31, 1995.


                      Average Annual Total Return
Average Annual Total Return
                 (Based on Accumulation Unit Values)
(Standardized Total Return)

                Inception    One     Five     Ten     Since
One     Five    Ten     Since
Subaccounts         Date     Year    Years   Years   Inception
Year    Years   Years   Inception
-----------         ----     ----    -----   -----   ---------
----    -----   -----   ---------
Equity              6/7/85   25.13%  17.95%  11.57%  12.26%
16.25%  16.84%  11.31%  11.94%
Bond                8/26/85  17.32%   9.16%   8.38%   8.76%
8.99%   8.13%   8.12%   8.47%
Capital             5/2/90   12.65%  10.56%    -      8.90%
4.65%   9.52%    -      8.16%
S&P 500 Index       5/1/96     -       -       -       -
-       -       -       -
International       5/1/92    9.52%    -       -     10.01%
1.74%    -       -      8.35%
Capital Growth      5/1/92   26.81%    -       -     10.44%
17.81%    -       -      8.77%
Money Market *      7/15/85   4.11%   2.70%   4.13%   4.19%
-3.29%   1.72%   3.88%   3.90%
Growth              5/1/96     -       -       -       -
-        -       -       -
Growth with Income  5/1/96     -       -       -       -
-        -       -       -
High Income         5/1/96     -       -       -       -
-        -       -       -

     *Although the Money Market Subaccount began investing in the Scudder Variable Life Investment Fund Money Market Portfolio on November 12, 1993, the performance data quoted reflects the performance of the Scudder Fund Money Market Portfolio since the inception of the Money Market Subaccount.
     Average
annual total return is the average annual compounded rate of return that equates a purchase payment on the first day to the market value of that purchase payment on the last day of the period for which total return is calculated. For purposes of the calculation, it is assumed that an initial payment of $1,000 is made on the first day of the period for which the return is calculated. Expenses and charges incurred by the Fund and charges measured as a percentage of Subaccount assets are reflected in changes in unit values. The typical effect of the annual administration fee is included in the total return calculations, other than those measured by changes in Accumulation Unit Value, by multiplying $30 by the total number of contracts in CA and then dividing that total by the average net assets of CA (including contract assets allocated to the Guaranteed Account) for the year measured. The resulting percentage is then multiplied by the average value of the $1,000 investment during the year measured. For less than one year periods, 1/365 of the fee is assumed to be deducted for each day of the period. Total return figures that include the impact of surrender charges assume that the investment is withdrawn from the Subaccount at the end of the period for which return is calculated.

     From time to time, advertisements for CA may include comparisons of performance of the Subaccounts to that of various market indices, including, but not limited to: the Salomon Brothers Investment Grade Bond Index, the Salomon Brothers U.S. Treasury Bill Index, the Shearson Lehman Government/Corporate Bond
Index, the S&P 500 Index, the Dow Jones Industrial Average, the Donoghue Money Fund 30-Day Average Yield, and the Lipper Variable Insurance Products Performance Analysis Service.

     CA advertisements may also include performance rankings (or information based on those rankings) compiled by various independent organizations, including but not limited to: Lipper Analytical Services Mutual Funds Survey, Lipper Variable Insurance
Products Performance Analysis Service, The VARDS Report, Sylvia Porter Personal Finance, Financial Services Week, Consumer Reports, Money Magazine, Forbes Magazine, and Fortune Magazine.


          FEDERAL TAX MATTERS

Taxation of Union Central

     Union Central is taxed as a life insurance company under Part
I of Subchapter L of the Internal Revenue Code ("Code"). Since CA is not an entity separate from Union Central, and its operations form a part of Union Central, it will not be taxed separately as a
"regulated investment company" under Subchapter M of the Code. Investment income and realized capital gains on the assets of CA are reinvested and taken into account in determining the Accumulation and Annuity Unit values. As a result, such investment income and realized capital gains are automatically applied to increase reserves under the Contract. Under existing federal income tax law, separate account investment income and capital gains are not taxed to the extent they are applied to increase reserves under a Contract issued in connection with CA. Accordingly, Union Central does not anticipate that it will incur any federal income tax liability attributable to CA, and therefore
Union Central does not intend to make provisions for any such taxes. However, if changes in the federal tax laws or interpretations thereof result in Union Central being taxed on income or gains attributable to CA or certain types of Contracts, then Union Central may impose a charge against CA (with respect to some or all Contracts) in order to set aside provisions to pay such taxes.

Tax Status of the Contracts

     Section 817(h) of the Code provides that separate account investments (or the investments of a mutual fund the shares of which are owned by separate accounts of insurance companies) underlying the Contract must be "adequately diversified" in accordance with Treasury regulations in order for the Contract to qualify as an annuity contract under Section 72 of the Code. The Separate Account, through each Portfolio of the Funds, intends to comply with the diversification requirements prescribed in regulations, which affect how the assets in each Portfolio of the Funds in which the Separate Account invests may be invested. Union Central does not have control over the Funds or their investments. However, Union Central believes that each Portfolio in which the Separate Account owns shares will meet the diversification requirements and that therefore the Contracts will be treated as annuities under the Code.

     The Treasury has stated that regulations on diversification requirements do not provide guidance concerning the extent to which contract holders may direct their investments to the Portfolios of the Funds. Regulations in this regard may be issued in the future. It is possible that when regulations are issued the Funds may not be in compliance with such regulations. Although Union Central can provide no assurances that any such regulations will not adversely affect the tax treatment of existing Contracts in all events, based upon a private letter ruling Union Central has received on the Contracts, Union Central believes that any such regulations would be applied only on a prospective basis. For these reasons, Union Central reserves the right to modify the Contract as necessary to prevent the contract holder from being considered the owner of the assets of the Funds or otherwise to qualify the contract for favorable tax treatment.

     In addition, Nonqualified Contracts will not be treated as annuity contracts for purposes of Section 72 unless such contracts provide: (a) that if the contract holder dies on or after the annuity starting date but prior to the time before the entire interest in the contract has been distributed, the remaining portion of such interest must be distributed at least as rapidly as under the method of distribution in effect at the time of the contract holder's death; and (b) if the contract holder dies prior to the annuity starting date, the entire interest must be distributed within five years after the death of the contract holder. These requirements should be considered satisfied if any portion of the contract holder's interest which is payable to or for the benefit of a "designated beneficiary" is distributed over the life of such designated beneficiary (or over a period that does not extend beyond the life expectancy of the designated beneficiary) and such distributions begin within one year of the contract holder's death. (A contract holder's designated beneficiary is the person to whom ownership of the Contract passes by reason of death and must be a natural person.) However, if the contract holder's designated beneficiary is the surviving spouse of the contract holder, the contract may be continued in the name of the spouse as the contract holder. Union Central believes that the Contracts described in this Prospectus meet these requirements. However, no assurance can be given that the provisions contained in the Contracts satisfy all such Code requirements. The provisions contained in the Contracts will be reviewed and modified if necessary to assure that they comply with the Code requirements. Other rules may apply to Qualified Contracts.

     For a discussion of the tax treatment of the contracts as annuities under Section 72, see "Tax Status of the Contracts" in the Prospectus.


          MISCELLANEOUS CONTRACT PROVISIONS

Delay of Payments

     Union Central will pay all amounts due from the Variable
Account under the Contract within seven days, unless:

(1)The New York Stock Exchange is closed for other than usual weekends or holidays, or trading on the Exchange is otherwise restricted;

(2)An emergency exists as defined by the Securities and Exchange
Commission; or

(3)The Securities and Exchange Commission permits delay for the protection of the security holders.

Participating

     The Contract is issued on a participating basis, and as such is eligible to share in Union Central's profits and surplus to the extent determined by Union Central's Board of Directors in its sole discretion. Union Central anticipates that such participation, if at all, will be small in amount and will occur only in later years of the Contract.

Misstatement and Proof of Age, Sex or Survival

     Proof of age, sex, or survival of the Annuitant and any contingent Annuitant may be required prior to making annuity payments under any Annuity Option which depends on the continuation of life. If any age or sex has been misstated, Union
Central will pay the amounts which would have been provided at the correct age and sex. After the annuity payments begin, Union Central will make up any underpayments in a lump sum with the next annuity payment. Any overpayments will be deducted from future annuity payments until the overpayment is made up.

Settlements

     Union Central may require the return of the Contract prior to any settlement. Due proof of the Annuitant's death must be received prior to settlement of a death claim.

Assignments

     The Contract Owner may assign the Contract prior to the Maturity Date and during the Annuitant's lifetime, subject to the rights of any irrevocable Beneficiary, although the ability to assign certain Qualified Contracts may be restricted. An assignment will not be binding until received in writing by Union Central, and Union Central will not be responsible for the validity of an assignment. An assignment or pledge of the Contract may result in income tax liability to the owner.

     No Beneficiary may assign benefits under the Contract until they are due, and to the extent permitted by law, payments are not subject to the debts of any Beneficiary or to any judicial process for payment of the Beneficiary's debts.

Modification

     Union Central may not modify the Contract without the consent of the Contract Owner except to make the Contract meet the requirements of the Investment Company Act of 1940, or to make the
Contract comply with any changes in the Internal Revenue Code or as required by the Code or by any other applicable law in order to continue treatment of the Contract as an annuity.


          CUSTODY OF CA'S ASSETS

     Title to the assets of CA is held by Union Central. Records are maintained of all purchases and redemptions of Portfolio shares held by each of the Subaccounts.


          EXPERTS

     The financial statements of CA at December 31, 1995 and the statements of financial condition of Union Central at December 31,
1995 and 1994 appearing in this Statement of Additional Information have been audited by Ernst & Young LLP, independent auditors, as set forth in their reports thereon also appearing elsewhere herein. Such financial statements have been included herein in reliance upon such reports given upon the authority of such firm as experts in accounting and auditing.

                CARILLON ACCOUNT
              FINANCIAL STATEMENTS
               December 31, 1995

Report of Independent Auditors
=====================================================


To the Contractholders of Carillon
   Account and the Board of Directors of
   The Union Central Life Insurance Company

We have audited the accompanying statements of assets and liabilities of the Carillon Account (comprised of the Carillon Fund, Inc. Equity, Capital, and Bond Subaccounts, and Scudder Variable Life Investment Fund Money Market, Capital Growth, and International Subaccounts) as of December 31, 1995, the related statements of operations for the year then ended and the statements of changes in net assets for each of the two years in the period then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the number of shares owned as of December 31, 1995, by correspondence with the transfer agents for Carillon Fund, Inc. and Scudder Variable Life Investment Fund.
An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the subaccounts constituting the Carillon Account at December 31, 1995, the results of their operations for the year then ended and the changes in their net assets for each of the two years in the period then ended in conformity with generally accepted accounting principles.



                    /S/ Ernst & Young LLP
                    Ernst & Young LLP
                    Cincinnati, Ohio
                    March 26, 1996


                   CARILLON ACCOUNT
         STATEMENT OF ASSETS AND LIABILITIES
===========================================================
DECEMBER 31, 1995


                                              Carillon Fund, Inc.
                                              (affiliated
issuers)

--------------------------------
                                          Equity     Capital
Bond
                                       Subaccount   Subaccount
Subaccount
                                       ----------   ----------
----------
ASSETS
 Investments in securities of
  unaffiliated issuers, at value
  (cost $5,712,736;
  $15,016,573; $15,963,222)
 Investments in shares of
  Carillon Fund, Inc.,
  at value (cost $64,947,128;
  $39,367,221; $13,563,000)            $79,979,981  $40,965,697
$13,733,275
                                       -----------  -----------
-----------

     Total Assets                      $79,979,981  $40,965,697
$13,733,275
                                       ===========  ===========
===========
LIABILITIES
 Payable to The Union Central
  Life Insurance Company for
  mortality and expense risk
  charges, and administration fee      $  227,411    $   80,816
$   24,566

NET ASSETS (Contract Owners' Equity)
 Equity Subbacount:
  2,337,986.47 Accumulation
    Units @ $33.96932                   79,419,811
  9,795.88 Payout
    Units @ $33.96932                      332,759
   Capital Subaccount:
      2,521,521.39 Accumulation
      Units @ $16.21437                               40,884,881
   Bond Subaccount:
      574,420.86 Accumulation
      Units @ $23.86527
13,708,709


         Total Liabilities and
            Net Assets                  $79,979,981  $40,965,697
$13,733,275
                                        ===========  ===========
===========


                                               Scudder Variable
Life
                                                   Investment
Fund
                                                (unaffiliated
issuers)


                                          Money      Capital
                                          Market      Growth
International
                                        Subaccount   Subaccount
Subaccount
                                        ----------   ----------
-------------
ASSETS
 Investments in securities of
  unaffiliated issuers, at value
  (cost $5,712,736;
  $15,016,573; $15,963,222)             $ 5,712,736  $16,778,046
$17,357,023
 Investments in shares of
  Carillon Fund, Inc.,
  at value (cost $64,947,128;
    $39,367,221; $13,563,000)           -----------  -----------
-----------
     Total Assets                       $ 5,712,736  $16,778,046
$17,357,023
                                        ===========  ===========
===========
LIABILITIES
 Payable to The Union Central
  Life Insurance Company for
  mortality and expense risk
  charges, and administration fee       $    13,810  $    37,481
$    40,585

NET ASSETS (Contract Owners' Equity)
 Money Market Subaccount:
  368,443.98 Accumulation
  Units @ $15.46755                       5,698,926
 Capital Growth Subaccount:
  1,162,998.78 Accumulation
  Units @ $14.39431                                   16,740,565
 International Subaccount:
  1,220,160.02 Accumulation
  Units @ $14.19194
17,316,438
                                        -----------  -----------
-----------
 Total Liabilities and
    Net Assets                          $ 5,712,736  $16,778,046
$17,357,023
                                        ===========  ===========
===========

The accompanying notes are an integral part of the financial statements.

                          CARILLON ACCOUNT
                      STATEMENT OF OPERATIONS
==================================================================
YEAR ENDED DECEMBER 31, 1995

                                     Carillon Fund, Inc.
                                     (affiliated issuers)


                                          Equity      Capital
 Bond
                                        Subaccount   Subaccount
Subaccount
                                        ----------   ----------
----------
INVESTMENT INCOME
   Dividend income                      $ 5,410,243  $ 3,343,995
$   915,646
                                        -----------  -----------
-----------
EXPENSES
   Mortality and expense
      risk charge                           873,695      456,949
   147,754
   Administration fee                       178,949       93,592
    30,263
                                        -----------  -----------
-----------
      Total expenses                      1,052,644      550,541
   178,017
                                        -----------  -----------
-----------
NET INVESTMENT
   INCOME (EXPENSE)                       4,357,599    2,793,454
   737,629
                                        -----------  -----------
-----------
REALIZED AND UNREALIZED
   GAIN ON INVESTMENTS
    Net realized gain on
     investments                            694,386      228,784
        61
    Net unrealized appreciation
     of investments                       9,553,916    1,298,776
 1,088,507
                                        -----------  -----------
-----------
NET REALIZED AND UNREALIZED
   GAIN ON INVESTMENTS                   10,248,302    1,527,560
 1,088,568
                                        -----------  -----------
-----------
NET INCREASE IN NET
   ASSETS FROM OPERATIONS               $14,605,901  $ 4,321,014
$ 1,826,197
                                        ===========  ===========
===========

                                               Scudder Variable
Life
                                                   Investment
Fund
                                               (unaffiliated
issuers)

------------------------------------
                                         Money        Capital
                                         Market       Growth
International
                                        Subaccount   Subaccount
Subaccount
                                        ----------   ----------
----------


INVESTMENT INCOME
   Dividend income                      $  238,562   $  456,038
$  67,127
                                        ----------   ----------
----------


EXPENSES
   Mortality and expense
      risk charge                           51,997      155,530
  187,412
   Administration fee                       10,650       31,856
   38,386
                                        ----------   ----------
----------
      Total expenses                        62,647      187,386
  225,798
                                        ----------   ----------
----------
NET INVESTMENT
   INCOME (EXPENSE)                        175,915      268,652
 (158,671)
                                        ----------   ----------
----------
REALIZED AND UNREALIZED
   GAIN ON INVESTMENTS
      Net realized gain on
         investments                         ---         26,006
  240,636
      Net unrealized appreciation
         of investments                      ---      2,607,035
1,354,983
                                        ----------   ----------
----------
NET REALIZED AND UNREALIZED
   GAIN ON INVESTMENTS                       ---      2,633,041
1,595,619
                                        ----------   ----------
----------
NET INCREASE IN NET
   ASSETS FROM OPERATIONS               $  175,915   $2,901,693
$1,436,948
                                        ==========   ==========
==========

The accompanying notes are an integral part of the financial statements.


                     CARILLON ACCOUNT
            STATEMENTS OF CHANGES IN NET ASSETS
======================================================================

                                                  Carillon Fund,
Inc.
                                                   Equity
Subaccount

---------------------
                                                 Year ended
December 31,

                                                 1995
1994
                                                 ----
----
OPERATIONS
   Net investment income                         $ 4,357,599   $
1,915,126
   Net realized gain on investments                  694,386
595,056
   Net unrealized appreciation/
   (depreciation) of investments                   9,553,916
(1,672,715)
                                                 -----------
-----------
      Net increase in net assets
      resulting from operations                   14,605,901
837,467
                                                 -----------
-----------

EQUITY TRANSACTIONS
   Contract purchase payments                     13,375,897
11,135,901

   Transfers from other subaccounts and
      Guaranteed Account of The Union
      Central Life Insurance Company               2,803,916
1,235,084
   Transfers to other subaccounts and
      Guaranteed Account of The Union
      Central Life Insurance Company              (1,514,951)
(2,622,356)
   Surrenders                                     (3,607,918)
(2,398,564)
                                                 -----------
-----------
      Net proceeds from equity transactions       11,056,944
7,350,065
                                                 -----------
-----------
NET INCREASE IN NET ASSETS                        25,662,845
8,187,532

NET ASSETS (Beginning of year)                    54,089,725
45,902,193
                                                 -----------
-----------
NET ASSETS (End of year)                         $79,752,570
$54,089,725


The accompanying notes are an integral part of the financial statements.

                           CARILLON ACCOUNT
                  STATEMENTS OF CHANGES IN NET ASSETS
=================================================================

                                               Carillon Fund,
Inc.
                                               Capital Subaccount

------------------------
                                             Year ended December
31,

                                                 1995
1994
                                                 ----
----
OPERATIONS
   Net investment income                         $ 2,793,454   $
1,182,992
   Net realized gain on investments                  228,784
271,660
   Net unrealized appreciation/
   (depreciation) of investments                   1,298,776
(1,608,572)
                                                 -----------
-----------
    Net increase/(decrease) in
    net assets resulting from operations           4,321,014
(153,920)
                                                 -----------
-----------

EQUITY TRANSACTIONS
   Contract purchase payments                      6,490,922
9,098,670
   Transfers from other subaccounts and
      Guaranteed Account of The Union
      Central Life Insurance Company                 970,203
549,788
   Transfers to other subaccounts and
      Guaranteed Account of The Union
      Central Life Insurance Company              (1,912,855)
(1,360,315)
   Surrenders                                     (1,677,734)
(1,351,199)
                                                 -----------
-----------

      Net proceeds from equity transactions        3,870,536
6,936,944
                                                 -----------
-----------
NET INCREASE IN NET ASSETS                         8,191,550
6,783,024

NET ASSETS (Beginning of year)                    32,693,331
25,910,307

NET ASSETS (End of year)                         $40,884,881
$32,693,331
                                                 ===========
===========


The accompanying notes are an integral part of the financial statements.

                   CARILLON ACCOUNT
         STATEMENTS OF CHANGES IN NET ASSETS
================================================================


                                                  Carillon Fund,
Inc.
                                                    Bond
Subaccount

-------------------
                                                Year ended
December 31,

                                                 1995
1994
                                                 ----
----
OPERATIONS
   Net investment income                         $   737,629   $
942,283
   Net realized gain on investments                       61
 84,259
   Net unrealized appreciation/
   (depreciation) of investments                   1,088,507
(1,370,511)
                                                 -----------
-----------
   Net increase/ decrease)
   in net assets resulting from operations         1,826,197
(343,969)
                                                 -----------
-----------

EQUITY TRANSACTIONS
   Contract purchase payments                      2,396,149
2,640,665
   Transfers from other subaccounts and
      Guaranteed Account of The Union
      Central Life Insurance Company                 471,042
125,362
   Transfers to other subaccounts and
      Guaranteed Account of The Union
      Central Life Insurance Company                (537,207)
1,960,684)
   Surrenders                                       (788,960)
(894,227)
                                                 -----------
-----------
      Net proceeds/(surrenders)
      from equity transactions                     1,541,024
(88,884)
                                                 -----------
-----------
NET INCREASE / (DECREASE) IN NET ASSETS            3,367,221
(432,853)

NET ASSETS (Beginning of year)                    10,341,488
10,774,341
                                                 -----------
-----------
NET ASSETS (End of year)                         $13,708,709
$10,341,488
                                                 ===========
===========




The accompanying notes are an integral part of the financial statements.


                       CARILLON ACCOUNT
             STATEMENTS OF CHANGES IN NET ASSETS
===================================================================



                                     Scudder Variable Life
Investment Fund
                                             Money Market
Subaccount

-------------------------------------
                                             Year ended December
31,

                                                 1995
1994
                                                 ----
----
OPERATIONS
   Net investment income                         $   175,915   $
 67,479
                                                 -----------
-----------
    Net increase in net assets
    resulting from operations                        175,915
 67,479
                                                 -----------
-----------

EQUITY TRANSACTIONS
   Contract purchase payments                      3,269,680
2,349,832
   Transfers from other subaccounts and
      Guaranteed Account of The Union
      Central Life Insurance Company               1,868,283
2,056,350
   Transfers to other subaccounts and
      Guaranteed Account of The Union
      Central Life Insurance Company              (3,591,075)
(1,867,808)
   Surrenders                                       (190,316)
(176,693)
                                                 -----------
-----------
     Net proceeds from equity transactions         1,356,572
2,361,681
                                                 -----------
-----------
NET INCREASE IN NET ASSETS                         1,532,487
2,429,160

NET ASSETS (Beginning of year)                     4,166,439
1,737,279
                                                 -----------
-----------
NET ASSETS (End of year)                         $ 5,698,926   $
4,166,439
                                                 ===========
===========


The accompanying notes are an integral part of the financial statements.


                        CARILLON ACCOUNT
              STATEMENTS OF CHANGES IN NET ASSETS
==================================================================

                                      Scudder Variable Life
Investment Fund
                                             Capital Growth
Subaccount

--------------------------------------
                                               Year ended
December 31,

                                                 1995
1994
                                                 ----
----
OPERATIONS
   Net investment income                         $   268,652   $
493,852
   Net realized gain on investments                   26,006
  9,076
   Net unrealized appreciation/
   (depreciation) of investments                   2,607,035
(1,330,693)
                                                 -----------
-----------
    Net increase/(decrease) in
    net assets resulting from operations           2,901,693
(827,731)
                                                 -----------
-----------

EQUITY TRANSACTIONS
   Contract purchase payments                      3,831,260
5,841,484
   Transfers from other subaccounts and
      Guaranteed Account of The Union
      Central Life Insurance Company                 947,249
961,935
   Transfers to other subaccounts and
      Guaranteed Account of The Union
      Central Life Insurance Company                (779,187)
(1,036,353)
   Surrenders                                       (449,607)
(258,610)
                                                 -----------
-----------
      Net proceeds from  equity transactions       3,549,715
5,508,456
                                                 -----------
-----------
NET INCREASE IN NET ASSETS                         6,451,408
4,680,725

NET ASSETS (Beginning of year)                    10,289,157
5,608,432
                                                 -----------
-----------
NET ASSETS (End of year)                         $16,740,565
$10,289,157
                                                 ===========
===========

The accompanying notes are an integral part of the financial statements.


                   CARILLON ACCOUNT
          STATEMENTS OF CHANGES IN NET ASSETS
============================================================

                                         Scudder Variable Life
Investment Fund
                                                 International
Subaccount

---------------------------

                                               Year ended
December 31,

                                                 1995
1994
                                                 ----
----
OPERATIONS
   Net investment expense                        $  (158,671)  $
(109,858)
   Net realized gain on investments                  240,636
116,056
   Net unrealized appreciation/
   (depreciation) of investments                   1,354,983
(442,972)
                                                 -----------
-----------
     Net increase/(decrease) in net
     assets resulting from operations              1,436,948
(436,774)
                                                 -----------
-----------

EQUITY TRANSACTIONS
   Contract purchase payments                      3,361,698
8,446,173
   Transfers from other subaccounts and
      Guaranteed Account of The Union
      Central Life Insurance Company                 598,178
2,382,493
   Transfers to other subaccounts and
      Guaranteed Account of The Union
      Central Life Insurance Company              (1,523,833)
(639,344)
   Surrenders                                       (748,667)
(362,617)
                                                 -----------
-----------
      Net proceeds from  equity transactions       1,687,376
9,826,705
                                                 -----------
-----------
NET INCREASE IN NET ASSETS                         3,124,324
9,389,931

NET ASSETS (Beginning of year)                    14,192,114
4,802,183

NET ASSETS (End of year)                         $17,316,438
$14,192,114
                                                 ===========
===========


The accompanying notes are an integral part of the financial statements

                      CARILLON ACCOUNT
               NOTES TO FINANCIAL STATEMENTS
=================================================================
DECEMBER 31, 1995


NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Carillon Account of The Union Central Life Insurance Company (the Account) is a separate account registered under the Investment Company Act of 1940, as amended, as a unit investment trust. The Account was established on February 6, 1984 by resolution of the Board of Directors of The Union Central life Insurance Company (Union Central) and commenced operations on June 7, 1985. Carillon Account is comprised of six subaccounts, each of which invests in a corresponding Portfolio of Carillon Fund, Inc. or Scudder Variable Life Investment Fund (the "Funds"). The Funds are no-load, diversified, open-end management investment companies registered under the Investment Company Act of 1940, as amended. The shares of Carillon Fund, Inc. are sold only to Union Central and its separate accounts to fund the benefits under certain variable annuity contracts. Carillon Investments, Inc., a broker-dealer registered under the Securities Exchange Act of 1934 and a wholly-owned subsidiary of Union Central , serves as the distributor of variable annuity contracts issued by Carillon Fund,
Inc. The shares of Scudder Variable Life Investment Fund are available and are being marketed exclusively as a pooled funding vehicle for life insurance companies writing all types of variable life insurance policies and variable annuity contracts. Scudder Investor Services, Inc., a wholly-owned subsidiary of Scudder Stevens & Clark Inc. serves as distributor of variable life insurance policies and variable annuity contracts issued by Scudder Variable Life Investment Fund.

The assets of the Account are segregated from the other assets of Union Central and the investment performance of the Account is independent of the investment performance of both Union Central's general assets and other separate accounts.

Investment valuation - Assets of the Account are invested in shares of the Funds at the net asset value of the Fund shares.
Investments in Fund shares are subsequently valued at the net asset value of the Fund shares held.

Securities transactions and investment income - Securities transactions are recorded on the trade date (the date the order to buy or sell is executed), and dividend income is recorded on the ex-dividend date. Gains and losses on sales of Fund shares are calculated on the first-in, first-out basis for financial reporting and tax purposes. All dividends and distributions from the Subaccount are reinvested in additional shares of the respective Subaccount at the net asset value per share.

Federal income taxes - The operations of the Account form a part of and are taxed with the operations of Union Central. Union Central is taxed as a life insurance company under Subchapter L of the Internal Revenue Code. Under existing federal income tax law, separate account investment income and capital gains are not taxed to the extent they are applied to increase reserves under a contract issued in connection with the Account. Investment income and realized capital gains and losses on assets of the Account are automatically applied to increase or decrease reserves under the contract. Accordingly, no provision for federal income taxes has been made in these financial statements.


NOTE 2 - INVESTMENT IN CARILLON FUND, INC.

The subaccounts of the Account held the following investment in the corresponding Portfolios of Carillon Fund, Inc. and Scudder
Variable Life Investment Fund as of December 31, 1995:

                                      Carillon Fund, Inc.

------------------------------------
                                 Equity       Capital       Bond
                               Subaccount   Subaccount
Subaccount
                               ----------   ----------
----------
Net asset value per share         $16.54       $13.72      $11.07

Number of shares                4,834,217    2,986,277
1,240,745

                                        Scudder Variable Life
                                            Investment Fund

----------------------------------------
                                Money        Capital
                                Market       Growth
International
                               Subaccount   Subaccount
Subaccount
                               ----------   ----------
----------
Net asset value per share           $1.00       $15.08
$11.82
Number of shares                5,712,736    1,112,603
1,468,445


NOTE 3 - ACCOUNT CHARGE

Mortality and expense risk charge - A mortality and expense risk charge for Union Central at an annual rate of 1.2% of the net assets of the Account is determined daily. The charge may be increased or decreased by Union Central's Board of Directors but cannot exceed a 1.7% annual rate. The mortality risk results from a provision in the contract in which Union Central agrees to make annuity payments in accordance with the annuity tables, regardless of how long a particular annuitant or other payee lives. The expense risk assumed by Union Central is the risk that deductions for administration fees and surrender charges will be insufficient to cover actual administrative and distribution expenses.

Administrative fee - An administrative fee for Union Central, at an annual rate of 0.25% of the net assets of the Account, is determined daily. This fee is intended to defray expenses incurred by Union Central in connection with premium billing and collection, record keeping, processing death benefit claims, cash surrenders and contract changes, calculating accumulation unit values, reporting and other communications to contract owners, and other similar expenses and overhead costs.


 NOTE 4 - SELECTED PER UNIT DATA

The following selected per unit data is computed on the basis of an accumulation unit outstanding at December 31, of each year except as noted.

                            1995          1994          1993
   1992          1991
                            ----          ----          ----
   ----
CARILLON FUND, INC.

EQUITY SUBACCOUNT
Accumulation unit value      $33.97       $27.15        $26.63
   $23.68        $21.49
Number of accumulation
 units outstanding,
 end of period              2,337,986.47  1,981,958.18
1,723,790.37  1,312,947.47  1,057,669.36

Payout unit value               $33.97
Number of payout
 units outstanding,
 end of period                9,795.88

CAPITAL SUBACCOUNT
Accumulation unit value         $16.21         $14.39
$14.47       $13.02        $12.24
Number of accumulation
 units outstanding,
 end of period              2,521,521.39  2,271,374.95
1,790,938.05  1,181,036.39  627,636.09

BOND SUBACCOUNT
Accumulation unit value        $23.87        $20.34        $20.98
      $19.01        $17.92
Number of accumulation
 units outstanding,
 end of period               574,420.86    508,398.32
513,613.17    348,420.48    283,492.73

SCUDDER VARIABLE LIFE
INVESTMENT FUND

MONEY MARKET SUBACCOUNT<F3>
Accumulation unit value        $15.47         $14.85
$14.53        $14.37       $14.12
Number of accumulation
 units outstanding,
 end of period                368,443.98     280,575.27
119,598.28    120,546.54      83,622.68

CAPITAL GROWTH
    SUBACCOUNT
Accumulation unit value       $14.39         $11.35        $12.75
      $10.70<2>
Number of accumulation
 units outstanding,
 end of period              1,162,998.78    906,428.22
439,913.95     70,218.22

INTERNATIONAL
    SUBACCOUNT
Accumulation unit value        $14.19         $12.96
$13.26       $9.76<F2>
Number of accumulation
 units outstanding,
 end of period              1,220,160.02  1,095,214.21
362,171.94     43,624.42


                            1990          1989          1988
   1987          1986
                            ----          ----          ----
   ----
CARILLON FUND, INC.

EQUITY SUBACCOUNT
Accumulation unit value      $14.98        $17.98        $16.32
     $12.57        $12.62
Number of accumulation
 units outstanding,
 end of period               936,036.25    799,268.16
561,681.97    521,066.65    219,511.85

Payout unit value
Number of payout units
 outstanding,
 end of period


CAPITAL SUBACCOUNT
Accumulation unit value       $9.85<F1>
Number of accumulation
 units outstanding,
 end of period               279,289.41

BOND SUBACCOUNT
Accumulation unit value       $15.42         $14.40        $13.20
      $12.48        $12.27
Number of accumulation
 units outstanding,
 end of period               285,369.81    250,631.38
225,777.14    224,899.83      126,112.86

SCUDDER VARIABLE LIFE
INVESTMENT FUND

MONEY MARKET SUBACCOUNT<F3>
Accumulation unit value        $13.58       $12.71        $11.85
     $11.23          $10.71
Number of accumulation
 units outstanding,
 end of period               103,404.70     75,006.15
52,665.63    50,466.90       21,967.25

CAPITAL GROWTH
    SUBACCOUNT
Accumulation unit value
Number of accumulation
 units outstanding,
 end of period

INTERNATIONAL
    SUBACCOUNT
Accumulation unit value
Number of accumulation
 units outstanding,
 end of period

<F1>
Commencement of operations was May 1, 1990, with a beginning accumulation unit value of $10.00.
<F2>
Commencement of operations was May 1, 1992, with a beginning accumulation unit value of $10.00.
<F3>
Assets of Carillon Money Market Subaccount were transferred to the Scudder Money Market Subaccount on
November 12, 1993.

        Statements of Financial Condition
        Statutory Basis of Accounting

           The Union Central Life
              Insurance Company

Years ended December 31, 1995 and 1994
with Report of Independent Auditors

(letterhead)
ERNST & YOUNG LLP                        Phone: 513 621-6454
1300 Chiquita Center
150 East Fifth Street
Cincinnati Ohio 45202

Report of Independent Auditors

To the Board of Directors of
The Union Central Life Insurance Company

We have audited the accompanying statutory-basis balance sheets of The Union Central Life Insurance Company as of
December 31, 1995 and 1994. These statutory-basis balance sheets are the responsibility of the Company's management.
Our responsibility is to express an opinion on these balance sheets based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the balance sheets are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the balance sheets. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall balance sheet presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the statutory-basis balance sheets referred to above present fairly, in all material respects, the financial position of The Union Central Life Insurance
Company at December 31, 1995 and 1994 in conformity with generally accepted accounting principles for mutual life insurance companies and with reporting practices prescribed or permitted by the Ohio Insurance Department.

As described in Note 4, in 1995, the Company changed its method of accounting for income taxes.


/s/ Ernst & Young LLP

February 9, 1996




Ernst & Young LLP is a member of Ernst & Young International, Ltd

The Union Central Life Insurance Company
BALANCE SHEETS
STATUTORY BASIS OF ACCOUNTING

                                               December 31
                                              --------------
                                             1995         1994
                                             ----         ----
                                               (000's Omitted)
ADMITTED ASSETS
Cash and Investments:
     Bonds                                   $2,432,086
$2,439,982
     Common stocks in subsidiaries               22,494
25,270
     Preferred and other common stocks           50,715
46,333
     Mortgage loans                             523,260
443,586
     Real estate,
      including home office building             62,396
60,916
     Policy loans                               156,115
156,098
     Cash and short-term investments              9,309
9,347
     Other invested assets                       40,382
27,877
                                             ----------
----------
         Total Cash and Investments           3,296,757
3,209,409

Deferred and uncollected premiums                12,696
10,793
Investment income due and accrued                40,147
37,235
Other admitted assets                            11,228
10,404
Separate account assets                         729,792
509,492
                                             ----------
----------

          Total Admitted Assets              $4,090,620
$3,777,333
                                             ==========
==========

LIABILITIES AND SURPLUS

Policy and Contract Liabilities:
     Reserves for life, accident
      and health policies                    $1,489,780
$1,428,262
     Deposit funds                            1,518,369
1,501,600
     Policy claims                               17,284
18,275
     Interest maintenance reserve                21,041
30,046
     Dividends payable to policyholders          15,935
15,661
                                             ----------
----------

Total Policy and Contract Liabilities         3,062,409
2,993,844

Accrued commissions, expenses and taxes          31,467
21,677
Asset valuation reserve                          44,759
34,804
Other liabilities                                23,332
30,525
Separate account liabilities                    727,160
505,718
                                             ----------
----------

          Total Liabilities                   3,889,127
3,586,568

    Total Surplus                               201,493
190,765
                                             ----------
----------

  Total Liabilities and Surplus              $4,090,620
$3,777,333
                                             ==========
==========


The accompanying notes are an integral part of the financial statements

NOTES TO FINANCIAL STATEMENTS -
STATUTORY BASIS OF ACCOUNTING-CONTINUED

NOTE 1 - NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING POLICIES

Organization
The Union Central Life Insurance Company (the Company) is a mutual life insurance company chartered by the State of Ohio.

At December 31, 1995, the Company owned the following unconsolidated subsidiaries and affiliates wholly or in part: 1) Carillon Advisers, Inc., a registered investment advisor company, wholly owned; 2) Carillon Investments, Inc., a broker-dealer, wholly owned; 3) Carillon Marketing Agency, Inc., an insurance agency, wholly owned; 4) Summit High Yield Fund, a high-yield bond mutual fund, 97% owned; 5) Manhattan Life Insurance Company, a mixed charter life insurance company of which the Company owns 73% of the outstanding guarantee capital shares; and 6) Carillon Capital Fund, a public allocation mutual fund, 48% owned; and 7) Carillon S&P Fund, a common stock index fund, wholly owned. The financial statements reflect the results of the Company's operations and the appropriate equity in its subsidiaries as valued at December 31, 1995. See Notes 5 and 6 for further information about the investments and operations of the subsidiaries.
Union Central provides financial products and related services, for the benefits of individual, group, and pension policyholders, which include:

  * Insurance to provide for financial needs resulting from loss of life or income
 * Managing funds accumulated for pre-retirement and retirement needs

The Company is licensed to do business in all 50 states in the U.S.
Basis of Presentation

The accompanying financial statements have been prepared in conformity with statutory accounting practices prescribed or permitted by the Ohio Insurance Department. Such practices presently are regarded as generally accepted accounting principles (GAAP) for mutual life insurance companies. However, beginning in 1996, under the requirements of Financial Accounting Standards Board (FASB) Interpretation 40 (FIN-40), "Applicability of Generally Accepted Accounting Principles to Mutual Life Insurance and Other Enterprises", as amended, financial statements prepared on the basis of statutory accounting practices will no longer be described as prepared "in conformity with GAAP." As a result the financial statements included herein would have to be restated to reflect all applicable authoritative GAAP pronouncements, including: Financial Accounting Standard (FAS-120), "Accounting and Reporting by Mutual Life Insurance Enterprises and by Insurance Enterprises for certain Long-Duration Participating Contracts - an amendment of FAS-60, 97, and 113 and FIN-40", for the year ending December 31, 1996. FAS-120 extends the requirements of FAS-60, "Accounting and Reporting by Insurance Enterprises", FAS-97, "Accounting and Reporting by Insurance Enterprises for certain Long-Duration Contracts and for Realized Gains and Losses from the Sale of Investments", and FAS-113 "Accounting and Reporting for Reinsurance of Short-Duration and Long-Duration Contracts", to mutual life insurance companies. FAS-120 is effective for fiscal years beginning after December 15, 1995. The Company has not determined the effect of adoption but anticipates it having a material impact on the financial statements.
The preparation of financial statements of insurance companies requires management to make estimates and assumptions that affect amounts reported in the financial statements and accompanying notes. Such estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed herein.
Significant accounting practices are as follows:

Investments

Investments are stated at values prescribed by the National Association of Insurance Commissioners (NAIC) which are as follows: bonds not backed by other loans are stated at amortized cost, and loan-backed bonds, collateralized mortgage obligations and other structured securities are stated at amortized cost using the interest method including anticipated prepayments at the date of purchase. Significant changes in estimated cash flows from the original purchase assumptions are reviewed quarterly. Prepayment assumptions for loan-backed bonds and structured securities were obtained from broker dealer survey values or internal estimates. These assumptions are consistent with the current interest rate and economic environment. The retrospective adjustment method is used to value all securities except for inverse floating securities which are valued using the prospective method.
Preferred stocks are stated at cost and investments in stocks of unconsolidated subsidiaries and affiliates in which the Company has an interest of 20% or more are reported equal to the Company's proportionate share of the equity in the underlying statutory-basis net assets for insurance subsidiaries plus the admitted portion of goodwill, and equal to the Company's proportionate share of the GAAP-basis net assets for noninsurance subsidiaries. Goodwill is amortized on a straight-line basis over ten years. Investment real estate or property is stated on the equity basis. Mortgage loans are stated at the unpaid principal balance less unamortized discounts. Short-term investments are investments with maturities of one year or less at the date of acquisition, and are valued at cost which approximates market. Policy loans are stated at the aggregate unpaid principal balance.
For securities carried at market value, unrealized gains and losses resulting from differences between the cost and carrying value of investments are credited or charged directly to unassigned surplus.
As prescribed by the NAIC, the Asset Valuation Reserve (AVR) is computed in accordance with a prescribed formula and represents a provision for possible fluctuations in the value of bonds, equity securities, mortgage loans, real estate, and other invested assets. The AVR is reported as a liability rather than as a valuation allowance or an appropriation of surplus and changes to the AVR are charged or credited directly to unassigned surplus. Based on a formula prescribed by the NAIC, the Company defers a portion of realized gains and losses on sales of fixed income investments, principally fixed maturities, attributable to changes in the general level of interest rates and amortizes those deferrals into income over the remaining period to maturity according to the Grouped Method, as allowed by the NAIC; the net deferral is reported as the Interest Maintenance Reserve (IMR) in the balance sheets.
Real Estate
Real estate is valued at cost less accumulated depreciation. The value of real estate acquired through foreclosure is recorded at the lower of cost or net realizable value. Net realizable value for real estate is determined based upon fair value of a property, which may take into consideration a number of factors, including; (i) discounted cash flows; (ii) sales of comparable properties; (iii) geographic location of property and related market conditions; and (iv) disposition costs. Subsequent to foreclosure, the value of the property is evaluated and written down, if appropriate, to reflect any additional amounts considered unrecoverable upon sale. Depreciation expense is determined by the declining balance method for acquisitions or renovations prior to 1990 and by the straight line method for acquisitions or renovations beginning in 1990. At the time of the sale, the difference between the sales price and the carrying value is recorded as a realized gain or loss.

Real estate owned and occupied by the Company is included in investments.

Cash and Short - Term Investments

Cash and short-term investments presented on the balance sheet consists of cash-in-bank, cash-in-transit and commercial paper that has a maturity date of 90 days or less from the date acquired.

Nonadmitted Assets

In accordance with statutory requirements, certain assets, designated as nonadmitted assets, are excluded from the balance sheet and are charged directly to surplus. Nonadmitted assets consist primarily of advances to agents, furniture and equipment, application software, and accrued income on certain securities in default. The net change in these assets during the year is reflected as a change in surplus.

Reserves for Life, Accident and Health Policy Benefits
Life, annuity, and accident and health benefit reserves are developed using accepted actuarial methods and are determined based on published tables using statutorily specified interest rates and valuation methods that will provide, in the aggregate, reserves that are greater than or equal to the minimum amounts required by the Ohio Insurance Department or guaranteed policy cash values.

Deposit Funds
The liability for deposit funds is generally established at the policyholders' accumulated cash values plus amounts providing for guaranteed interest, less applicable surrender charges.

Dividends to Policyholders
All of the Company's life insurance policies contain dividend payment provisions which enable the policyholder to participate in the earnings of the Company. Dividend payments are approved by the Company's Board of Directors on an annual basis.

Policy Claims
Policy claim reserves represent the estimated ultimate net cost of all reported and unreported claims incurred through December 31, 1995. The reserves for unpaid claims are estimated using individual case-basis valuations and statistical analyses. These estimates are subject to the effects of trends in claim severity and frequency. Although considerable variability is inherent in such estimates, management believes that the reserves for claims are adequate. The estimates are continually reviewed and adjusted as necessary as experience develops or new information becomes known; such adjustments are included in current operations.

Separate Accounts
Separate account assets and liabilities reported in the accompanying financial statements represent funds that are separately administered, principally for annuity contracts, and for which the contract holders rather than the Company bears the investment risk. Separate account contract holders have no claim against the assets of the general account of the Company. Separate account investments are carried at market value. Investment income and gains and losses from these accounts accrue directly to contract holders and are not included in the accompanying financial statements.

Reinsurance
Reinsurance premiums and claims are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. Premiums, benefits, and the reserves for policy and contract liabilities are reported net of reinsured amounts.

Reclassifications

Previously reported amounts for 1994 have in some instances been reclassified to conform to the 1995 presentation.

NOTE 2 - INVESTMENTS

The cost or amortized cost and estimated fair value of bonds are summarized as follows:

                                 Cost or      Gross       Gross

                                Amortized   Unrealized
Unrealized  Fair
                                  Cost        Gains      (Losses)
 Value
                                ---------   ----------
----------  -----
                                               (000's Omitted)
December 31, 1995:
U.S. treasury securities
  and obligations of U.S.
  government corporations
  and agencies                  $   60,873  $      994  $
0  $    1,867
Public utilities securities        168,415       9,875
(257)    178,033
Corporate securities and other     930,783      56,223
(4,229)    982,777
Mortgage-backed securities
  and collateralized mortgage
  obligations                    1,266,755      27,351
(28,931)  1,265,175
Debt securities issued by
  foreign governments                5,260          38
(651)      4,647
                                ----------  ----------
----------  ----------

     Total                      $2,432,086  $   94,481  $
(34,068) $2,492,499
                                ==========  ==========
==========  ==========



December 31, 1994:
U.S. treasury securities
  and obligations of U.S.
  government corporations
  and agencies                  $   23,553  $        6  $
(262) $   23,297
Public utilities securities        175,758         655
(9,196)    167,217
Corporate securities and other     719,394       4,425
(39,147)    684,672
Mortgage-backed securities and
  collateralized mortgage
  obligations                    1,496,871       2,949
(190,416)  1,309,404
Debt securities issued by
  foreign governments               24,406         239
(4,832)     19,813
                                ----------  ----------
----------  ----------

    Total                       $2,439,982  $    8,274  $
(243,853) $2,204,403
                                ==========  ==========
==========  =========


The majority of the fair values for publicly traded bonds, except collateralized mortgage obligations (CMO's), were obtained from an independent bond pricing service.
Fair values for CMO's and private placement bonds were
 obtained from independent securities broker dealers. The remaining fair values were based on values obtained from independent securities broker dealers or based on values for comparable, publicly offered bonds of the same rate, maturity and quality.

The cost or amortized cost and estimated fair value of the Company's investment in fixed maturities at December 31, 1995, by contractual maturity, are as follows:

                                     Cost or
                                     Amortized    Fair
                                     Cost         Value
                                     ----         -----
                                      (000's Omitted)

Due in one year or less              $    5,427   $    5,479
Due after one year
     through five years                 117,202      120,413
Due after five years
     through ten years                  498,740      526,614
Due after ten years                     148,519      158,009
                                     ----------   ----------
          Subtotal                      769,888      810,515

Mortgage-backed securities            1,266,755    1,265,175
Other securities with
     multiple repayment dates           395,443      416,809
                                     ----------   ----------
           Total                     $2,432,086   $2,492,499
                                     ==========   ==========

The expected maturities in the foregoing table may differ from contractual maturities because certain borrowers have the right to call or prepay obligations with or without call or prepayment penalties.

At December 31, 1995 and 1994, the Company held unrated or less-than-investment grade (defined as level three and lower by the NAIC) corporate bonds of $105,560,000 and $92,975,000, respectively, with an aggregate fair value of $103,858,000 and $83,505,000, respectively. Those holdings amounted to 4.3% and 3.8%, respectively, of the Company's investments in bonds and less than 2.6% and 2.5%, respectively, of the Company's total admitted assets. The holdings of less-than-investment grade bonds are widely diversified and of satisfactory quality based on the Company's investment policies and credit standards.

At December 31, 1995 and 1994, investments in bonds with an admitted asset value of $2,538,000 and $1,846,000, respectively, were on deposit with state insurance departments to satisfy regulatory requirements.

The Company sponsors three mutual funds, the investments in which are carried at market value and are included in "Preferred and other common stocks" on the Balance Sheets, as follows:

                                        December 31,
                                     1995         1994
                                     ----         ----
                                      (000's Omitted)
     Carillon Capital Fund           $ 22,900     $ 19,939
     Summit High Yield Fund            25,369       24,933
     Carillon S & P Fund                  305            0
                                     --------     --------

          Total                      $ 48,574     $ 44,872
                                     ========     ========

The Company's equity investments in preferred stock are carried at cost or amortized cost. At December 31, 1995, the carrying value was $2,000,000 and the fair value was $3,600,000. At December 31,
1994, the carrying value was $1,352,000 and the fair value was $2,098,000.

The Company has no material off-balance sheet risk.

Unrealized gains and losses on investments in preferred stocks and subsidiaries are reported directly in surplus and do not affect net income. At December 31, 1995, the Company had gross unrealized gains of $5,636,000 and gross unrealized losses of $3,789,000 on these investments.

Mortgage loans are stated at their aggregate unpaid balances on the balance sheet, less unamortized discounts. The mortgage loan portfolio is well diversified both geographically and by property type, as follows:

                                       December 31, 1995
                                     -----------------------
                                     Principal    Percent of
                                     Balance      Principal
                                     -------      ---------
                                       (000's Omitted)
Region
------
New England and Mid-Atlantic         $  61,245     11.7%
South Atlantic                          74,259     14.2
North Central                          130,598     25.0
South Central                           51,766      9.9
Mountain                               67,594       12.9
Pacific                               137,798       26.3
                                     --------     ------

     Total                           $523,260     100%
                                     ========     ======

Property Type
-------------
Apartment and residential            $113,599      21.7%
Warehouses and industrial              88,431      16.9
Retail and shopping center            160,108      30.6
Offices                               156,236      29.9
Other                                   4,886        .9
                                     --------     -----
     Total                           $523,260     100%
                                     ========     =====

                                       December 31, 1994
                                     -----------------------
                                     Principal    Percent of
                                     Balance      Principal
                                     -------      ---------
                                        (000's Omitted)
Region
------
New England and Mid-Atlantic         $ 54,665      12.3%
South Atlantic                         54,657      12.3
North Central                         117,564      26.5
South Central                          39,810       9.0
Mountain                               53,699      12.1
Pacific                               123,191      27.8
                                     --------     -----
          Total                      $443,586     100.0%

Property Type

Apartment and residential            $ 96,477      21.8%
Warehouses and industrial              68,387      15.4
Retail and shopping center            133,396      30.1
Offices                               145,199      32.7
Other                                     127       0.0
                                     --------     -----

     Total                           $443,586     100.0%
                                     ========     =====

At December 31, 1995, the average size of an individual mortgage loan was approximately $2,265,000. The Company's policy is to obtain a first mortgage lien and to require a loan to value ratio of 75% or less at acquisition. At December 31, 1995, approximately 98.75% of loans were current as to payment terms and
1.25% were in process of foreclosure. Included in mortgage loans are two loans with an aggregate principal balance of $6,520,000 that were non-income producing for the twelve month period ending December 31, 1995. The Company had mortgage reserves (the mortgage component of the asset valuation reserve) of $4,783,000 and $4,989,000 at December 31, 1995 and 1994, respectively. As of
December 31, 1995, the maximum and minimum rates of interest in the Company's mortgage loan portfolio was 11.00% and 4.00%.

In 1995, the Company issued 67 new commercial loans at the maximum and minimum rates of interest of 9.875% and 8.00% totalling $146,057,000. No other categories of mortgage loans were issued. Fire insurance is carried on all properties covered by mortgage loans at least equal to the excess of the loan over the maximum loan which would be permitted by law on the land without the buildings.

During the fourth quarter of 1994, the Company began
participating
in new mortgage fundings with the Manhattan Life Insurance
Company.  In 1995, the Company participated in 60 new
originations, with the Company's percentage totalling
$115,540,000
out of a total loan amount of $134,487,000. This investment strategy will continue in 1996.

At December 31, 1995, the Company held mortgages with interest more than one year overdue of $4,925,000, with interest due of $1,789,000. During 1995, the Company reduced interest rates of outstanding mortgages as follows:

     Percentage Reduced     Statement Value     Number of Loans
     ------------------     ---------------     ---------------
     2.0 - 2.9%             $ 2,660,000          1 loan
     1.0 - 1.9%               6,998,000          2 loans
     0.5 - 0.9%               3,909,000          3 loans

At December 31, 1995, the statement value of mortgage loans that were restructured to require payment of principal or interest based upon the cash flows generated by the property serving as collateral for the loans or that require a diminutive payment totalled $12,643,000.

Real estate consists of the home office property, investment real estate under lease, and foreclosed real estate. The cost of these properties totalled $82,396,000, accumulated depreciation as of December 31, 1995 was $20,000,000, and the total net book value was $62,396,000. The net book value of foreclosed real estate was
$38,982,000 and $36,948,000 at December 31, 1995 and 1994,
respectively.

NOTE 3 - REINSURANCE

In the ordinary course of business, the Company assumes and cedes reinsurance with other insurers and reinsurers. These arrangements provide greater diversification of business and limit the maximum net loss potential on large or hazardous risks.
These
reinsured risks are treated in the financial statements as risks for which the Company is not liable. Accordingly, policy liabilities and accruals, including incurred but not reported claims, are reported in the financial statements net of reinsurance assumed and ceded. A contingent liability exists with respect to the amount of such reinsurance in the event that the reinsuring companies are unable to meet their obligations. Reinsurance of risk does not discharge the primary liability of the Company, the Company remains contingently liable with respect to any reinsurance ceded, and this contingency would become an actual liability in the event that the assuming company becomes unable to meet its obligation under the reinsurance treaty. The Company retains the risk for varying amounts of individual or group insurance written up to a maximum of $1,000,000 on any one life or $4,000 per month disability risk and reinsures the balance.

Reinsurance transactions with other insurance companies for the years ended December 31, 1995 and 1994 are summarized as follows:

                                   December 31, 1995
                          --------------------------------------
                          Direct       Assumed   Ceded       Net
                          ------       -------   -----       ---
                                       (000's Omitted)
Life insurance in force   $26,222,671  $ 96,011  $3,257,271
$23,061,411
                          ===========  ========  ==========
===========

                                   December 31, 1994
                          --------------------------------------
                          Direct       Assumed   Ceded       Net
                          ------       -------   -----       ---
                                       (000's Omitted)
Life insurance in force   $25,958,093  $103,557  $3,774,748
$22,286,902
                          ===========  ========  ==========
===========


Amounts recoverable from reinsurers for paid losses were $1,005,000 and $720,000 at December 31, 1995 and 1994, respectively, and they are included in other assets in the financial statements. Benefits paid or provided were reduced by $2,657,000 and $4,285,000 at December 31, 1995 and 1994,
respectively, for estimated recoveries under reinsurance treaties.
The liabilities for future policy benefits were also reduced due to reinsurance treaties by $11,049,000 and $12,783,000 at December
31, 1995 and 1994, respectively.

The Company had ceded 22.5% of a block of ordinary life insurance under a coinsurance/modified coinsurance agreement in 1988. The amount of life insurance inforce ceded under the agreement was $160,127,000 and $169,660,000 at December 31, 1995 and 1994,
respectively. The net effect of this reinsurance ceded transaction was to reduce the Company's gain from operations by $2,103,000 in 1995 and 1994. This reinsurance agreement will terminate January 1, 1996. There will be no effect on gain from operations in 1996.

The Company, nor any of its related parties control, either directly or indirectly, any reinsurers in which the Company conducts business, except that the Company does assume an immaterial amount of business from its insurance subsidiary Manhattan Life Insurance Company. No policies issued by the Company have been reinsured with a foreign company which is controlled, either directly or indirectly, by a party not primarily engaged in the business of insurance.

The Company has not entered into any reinsurance agreements in which the reinsurer may unilaterally cancel any reinsurance for reasons other than nonpayment of premiums or other similar credits. The Company does not have any reinsurance agreements in effect in which the amount of losses paid or accrued through December 31, 1995 would result in a payment to the reinsurer of amounts which, in the aggregate and allowing for offset of mutual credits from other reinsurance agreements with the same reinsurer, exceed the total direct premiums collected under the reinsured policies.

NOTE 4 - FEDERAL INCOME TAX

Federal income taxes are calculated under both the regular tax system and the alternative minimum tax (AMT) system, and the tax payable is the higher of the two calculated amounts. In 1995 and 1994, there were no net operating losses available to carry forward and utilize against taxable income. In the event of future net losses, the Company has $54,759,000 available in the carryback period for recoupment. The tax allocated to the realized capital gains or losses in the Statement of Income and Changes in Surplus is based on the tax basis realized capital gains or losses plus bad debt losses.

As a mutual life insurance company, Union Central Life is subject to the differential earnings rate ("DER") calculation or the surplus tax as it is referred to above. A "tentative" DER amount is determined annually based upon a rate published by the Internal
Revenue Service ("IRS"). The IRS also publishes a "recomputed" DER rate in the year following the release of the tentative rate. These DER's are applied to a mutual life company's equity base, as adjusted, to determine the reduction in the company's deduction for policyholders dividends for purposes of the tax return. The Company changed its policy for purposes of reporting tax in the financial statements in 1995 from a cash basis to an accrual basis approach. Under the accrual method, the surplus tax is calculated by using an estimate of the current year's DER multiplied by the actual mean tax surplus for the year. The effect of this change in method is $6.3 million and has been reported as an adjustment to surplus in 1995.

NOTE 5 - INVESTMENTS IN UNCONSOLIDATED SUBSIDIARIES

In 1991, the Company owned approximately 73% of the outstanding common stock of Manhattan National Corporation (MNC), an insurance holding company that owned 100% of the outstanding guarantee capital shares of The Manhattan Life Insurance Company (MLIC).
At December 31, 1991, MNC was liquidated. MNC shareholders received prorata distributions of cash, guarantee capital shares of MLIC, and an interest in a liquidating trust (MNC Liquidating Trust). As a result, the Company obtained 73% of the outstanding guarantee capital shares of MLIC and of the MNC Liquidating Trust.
The investment in MLIC guarantee capital shares is recorded in the balance sheet at $20,950,071 and $24,739,000, respectively, at December 31, 1995 and 1994. This value represents 73% of the statutory-basis net assets of MLIC, plus unamortized goodwill of $948,000 at December 31, 1994. Goodwill was fully amortized at December 31, 1995.

Statutory-basis financial information of the Company's insurance subsidiary (MLIC) is summarized below:

                                        December 31,
                                     1995         1994
                                     ----         ----
                                      (000's Omitted)
Balance Sheets

    Investments                      $ 443,042    $ 437,483
    Other assets                        15,482       14,897
                                     ---------    ---------
    Total assets                     $ 458,524    $ 452,380
                                     =========    =========

    Insurance reserves               $ 413,355    $ 405,262
    Liabilities                         16,399       14,447
    Surplus                             28,770       32,671
                                     ---------    ---------
    Total liabilities and surplus    $ 458,524    $ 452,380
                                     =========    =========


Statements of Operations

    Revenues                         $  86,045    $  79,169
    Benefits, expenses and taxes        (87,985)    (75,365)
    Net realized capital losses           (162)      (2,448)
                                     ---------    ---------
    Net income (loss)                   (2,102)       1,356
    Other changes in surplus            (1,799)         674
                                     ---------    ---------
    Increase (decrease) in surplus   $  (3,901)   $   2,030
                                     ---------    ---------

In 1993, the Company proposed a plan to eliminate the minority interest in MLIC's guarantee capital shares. A special committee of independent directors of MLIC has been formed to consider the fairness of this proposal which involves using a reverse stock split to reduce all outstanding minority shares to fractional shares payable in cash. The Company would become the sole remaining holder of the capital shares. Under the plan, the Company will return its guarantee capital shares and pay cash in the amount of $1,823,000 to MLIC in exchange for eight new guarantee capital shares. It is anticipated the remaining guarantee capital shares held by minority shareholders will be returned in exchange for cash of $4,655,000 ($5.125 per share). The proposal is subject to approval of MLIC's guarantee capital shareholders, as well as its Board of Directors. The proposal is currently being reviewed by the New York Insurance Department and its independent consultants.

The MNC Liquidating Trust was fully liquidated as of September
30,
1994. Assets of the trust consisted primarily of commercial mortgage loans.

NOTE 6 - RELATED PARTY TRANSACTIONS

The Company transacts business with certain companies that are affiliated through common ownership.

The Company provided facilities and certain data processing, accounting, legal, administrative, and executive services to various subsidiaries (primarily MLIC) for fees totalling $4,004,000 and $4,427,000 in 1995 and 1994, respectively. At
December 31, 1995, the Company had a $1,906,000 balance due from affiliates.

NOTE 7 - COMMITMENTS AND CONTINGENT LIABILITIES

Leases

The Company leased office space for various field agency offices with lease terms of varying duration from 1 to 15 years. Some of these leases include escalation clauses which vary with levels of operating expense. The Company also leases furniture and equipment under leases which expire in 2001.

The Company accounts for all leases as operating leases.  At
December 31, 1995, the future minimum lease payments for all noncancelable operating leases are as follows:


             Year         Amount
             ----         ------
                 (000's Omitted)
             1996         $ 2,971
             1997           2,419
             1998           1,732
             1999           1,297
             After 1999     3,398
                          -------
             Total        $11,817
                          =======



Other Commitments

At December 31, 1995, the Company has outstanding agreements to fund 26 mortgages totalling $38,511,000 in early 1996. In addition, the Company has committed to invest $15,100,000 in limited partnerships during the years 1996 to 1999. These transactions are in the normal course of business for the Company.
The Company had no outstanding liability for borrowed money as of December 31, 1995.

Litigation

In the normal course of business, the Company is party to various claims and litigation primarily arising from claims made under insurance policies and contracts. Those actions are considered by the Company in estimating the policy and contract liabilities. The Company's management believes that the resolution of those actions will not have a material adverse effect on the Company's financial position.

Guaranty Fund Assessments

The economy and other factors have caused an increase in the number of insurance companies that are under regulatory supervision. This circumstance is expected to result in an increase in assessments by state guaranty funds, or voluntary payments by solvent insurance companies, to fund policyholder losses or liabilities of insurance companies that become insolvent. These assessments may be deferred or forgiven under most guaranty laws if they would threaten an insurers financial strength and, in certain instances, may be offset against future premium taxes. The estimated liability of $1,985,000 at December 31, 1995 was based on data provided by the National Organization of Life and Health Insurance Guaranty Associations.

NOTE 8 - ANNUITY RESERVES

The Company's annuity reserves and deposit fund liabilities that are subject to discretionary withdrawal (with adjustment), subject to discretionary withdrawal (without adjustment), and not subject to discretionary withdrawal provisions are summarized as follows:


                                          December 31, 1995
                                          Amount       Percent
                                          ------       -------
                                           (000's Omitted)
Subject to discretionary withdrawal
 (with adjustment):
 With market value adjustment             $  200,982     8.5%
 At book value less surrender charge         135,229     5.8
 At market value                             717,594    30.5
                                          ----------   -----
      Total                                1,053,805    44.8


Subject to discretionary withdrawal
  (without adjustment):
  At book value with minimal or
  no charge or adjustment                  1,139,915    48.4
Not subject to discretionary withdrawal      160,880     6.8
                                          ----------   -----
                                           1,300,795    55.2

Total annuity reserves and deposit
  fund liabilities - none reinsured       $2,354,600*   100%
                                          ==========   =====

* Includes: deposit funds ($1,518,369); premiums on deposit ($810) included in other liabilities; annuities and supplementary contracts with life contingencies ($117,827) included in reserves for life, accident and health policies; and annuities reported in the separate account liability ($717,594).

NOTE 9 - EMPLOYEE BENEFITS

The Company has pension plans covering substantially all of its employees. Pension expense was determined according to regulations as specified by ERISA and subsequent amendments. Benefits are based on years of service and the employee's highest five consecutive years of compensation out of the last ten years. The amounts funded were $2,178,000 and $1,887,000 in 1995 and 1994, respectively. The Company's policy is to charge contributions to expense in the year they were contributed or accrued. Total pension reserves for the Company's employee pension plan are included in the liability for deposit funds on the balance sheets.

A summary of the accumulated benefit obligation as determined by the Plan's actuaries and plan net assets as of October 1, 1995 are as follows:


                                      1995          1994
                                      ----          ----
                                       (000's Omitted)
Accumulated benefit obligation:
     Vested                           $ 34,444      $ 28,241
     Nonvested                           5,270         5,512
                                      --------      --------
         Total                        $ 39,714      $ 33,753
                                      ========      ========
Net assets available for benefits     $ 38,062      $ 34,444
                                      ========      ========

It is the Company's intention to fund the unfunded liability by making additional contributions within the time periods allowed by the Employee Retirement Individual Savings Association.

The accumulated benefit obligation was calculated based on an assumed interest rate of 8.5%. Plan assets are primarily composed of mutual funds and unallocated insurance funds. At December 31, 1995 and 1994, $33,639,000 and $26,631,000, respectively, was invested in affiliated mutual funds.

The Company has a contributory savings plan for employees meeting certain service requirements which qualifies under Section 401(k) of the Internal Revenue Code. This plan allows eligible employees to contribute up to certain prescribed limits of their pre-tax compensation, with the Company matching 50% of the first 6% of participants' contributions. The value of the plan's assets were $29,866,000 and $22,852,000 at December 31, 1995 and 1994,
respectively. The assets are held in the deposit fund or under the variable accounts of a group annuity policy. At December 31, 1995 and 1994, $13,069,000 and $10,204,000, respectively, was invested in affiliated mutual funds.

NOTE 10 - POSTRETIREMENT BENEFITS

The Company provides certain health care and life insurance benefits for its eligible retired employees. Substantially all of the Company's employees may become eligible for these benefits if they reach normal retirement age while working for the Company. At December 31, 1995 and 1994, the postretirement benefit obligation for retirees and other fully eligible or vested plan participants was $15,105,000 and $14,668,00, respectively. Of these amounts, $9,053,000 and $9,167,000 was unfunded and included in "Other liabilities" on the Balance Sheets, and $6,052,000 and $5,501,000 was pre-funded in Voluntary Employee Benefit Associations (VEBAS) at December 31, 1995 and 1994, respectively.

The health care cost trend rate assumption has an insignificant effect on the amounts reported. To illustrate, increasing the assumed health care cost trend rates by one percentage point in each year would increase the postretirement benefit obligation as of December 31, 1995 by $82,000 and the interest cost and estimated eligibility cost components of the net periodic postretirement benefit cost by $7,000 and less than $1,000, respectively.

NOTE 11 - FAIR VALUES OF FINANCIAL INSTRUMENTS

The following methods and assumptions were used by the Company in estimating its fair value disclosures for financial instruments:

     Cash and short-term investments: The carrying amounts reported in the balance sheet for these instruments approximate their fair values.

     Investment securities: Fair values for bonds and preferred stock are based on quoted market prices, where available, which may differ from NAIC fair values. If quoted market prices are not available, fair values are estimated using values obtained from independent securities broker dealers or quoted market prices of comparable instruments. The fair values of common stock in Company sponsored mutual funds are based on quoted market prices and are recognized in the balance sheet.

     Mortgage loans: The fair values for commercial and residential mortgages in good standing are estimated using discounted cash flow analysis using interest rates currently being offered for similar loans to borrowers with similar credit ratings in comparison with actual interest rates and maturity dates. Fair values for mortgages with potential loan losses are based on discounted cash flow analysis of the underlying properties.

     Policy loans: Management is unable to ascertain the estimated life of the policy loan portfolio. Due to the excessive costs which would be incurred to determine this information, management considers the estimation of its fair value to be impracticable. The nature of a policy loan insures that the outstanding loan balance will be fully recoverable because the balance owed to the Company is always equal to or lower than the cash value of the insurance policy owed to the policyholder. Policy loans are stated at their aggregate unpaid balance on the balance sheet.

     Investment contracts: Fair values for the Company's liabilities under investment-type insurance contracts are estimated using discounted cash flow calculations, based on interest rates currently being offered for similar contracts with maturities consistent with those remaining for the contracts being valued.

The carrying amounts and fair values of the Company's mortgage loans are summarized as follows:


                          December 31, 1995         December 31,
1994
                          Carrying     Fair         Carrying
Fair
                          Amount       Value        Amount
Value
                          ------       -----        ------
-----
                                          (000's Omitted)
Commercial mortgages      $  523,260   $  551,235   $  443,586
$  446,757
                          ==========   ==========   ==========
==========

The carrying amounts and fair values of the Company's liabilities for investment-type insurance contracts (deposit funds) are as follows:



                          December 31, 1995         December 31,
1994
                          Carrying     Fair         Carrying
Fair
                          Amount       Value        Amount
Value
                          ------       -----        ------
-----
                                          (000's Omitted)
Group annuities           $  923,583   $  927,544   $  947,514
$  937,924
Single premium
deferred annuities           346,230      340,848      331,260
 325,928
Variable annuities           166,485      164,267      147,327
 144,118
Supplementary contracts       61,062       60,942       60,561
  60,289
Traditional annuities         14,970       15,002        8,932
   8,414
Other                          6,039        6,039        6,006
   6,006
                          ----------   ----------    ----------
----------
Total                     $1,518,369   $1,514,642    $1,501,600
$1,428,679
                          ==========   ==========    ==========
==========

The Company's other insurance contracts are excluded from Financial Accounting Standard (FAS-107), "Disclosures about Fair Value of Financial Instruments", disclosure requirements. However, the fair values of liabilities under all insurance contracts are taken into consideration in the Company's overall management of interest rate risk, which minimizes exposure to changing interest rates through the matching of investment maturities with amounts due under insurance contracts. Additional data with respect to fair value of the Company's investments is disclosed in Note 2.

NOTE 12 - PERMITTED STATUTORY ACCOUNTING PRACTICES

The Company, which is domiciled in Ohio, prepares its statutory financial statements in accordance with accounting practices prescribed or permitted by the Ohio Insurance Department. Prescribed statutory accounting practices include a variety of publications of the NAIC, as well as state laws, regulations, and general administrative rules. Permitted statutory accounting practices encompass all accounting practices not so prescribed. Such practices may differ from state to state, may differ from company to company within a state, and may change in the future. The NAIC currently is in the process of recodifying statutory accounting practices, the result of which is expected to constitute the only source of "prescribed" statutory accounting practices. Accordingly, that project, which is expected to be completed in 1996, will likely change, to some extent, prescribed statutory accounting practices, and may result in changes to the accounting practices that the Company uses to prepare its statutory financial statements.

The Company obtained approval during 1989 from the Ohio Insurance Department to record the appraisal value of its mineral rights as an admitted asset. This value is being depleted on the straight line basis by reducing net investment income over a ten-year period, and depletion expense amounted to $486,000 in 1995 and 1994. The value of the mineral rights after accumulated depletion was $1,945,000 at December 31, 1995.

The Company amortized the goodwill associated with the acquisition of MLIC using the straight-line method over a ten year period in accordance with NAIC guidelines. There is no specific statutory guidance which addresses the accounting treatment of the costs associated with the reverse stock split. To be consistent with the accounting for goodwill, the Company capitalizes all costs incurred in connection with the MLIC reverse stock split. To be conservative, the Company writes-off the capitalized costs of the reverse stock split by charging surplus in the year the costs are incurred. The capitalized costs associated with the reverse stock split which were written off totalled $487,000 in 1994. There were no capitalized costs in 1995.

The Company changed its method of accounting for the mutual company surplus tax in 1995. Prior to 1995, the Company accounted for the surplus tax on a cash basis, which was computed based on two components: 1) An estimated tax for the current year based in part on the actual mutual company earnings rate for the second preceding year, plus 2) A true up of the prior year's estimated tax; computed using the actual differential earnings rate for prior year. Beginning in 1995, the Company used the accrual method and estimated the actual differential earnings rate for the current year, rather than the actual differential rate for the second preceding year. The Company believes this change will better match income-tax expense with pre-tax income, and improve the conservatism and comparability of its financial statements. The effect in 1995 of this change in accounting principle was a $6.3 million charge to surplus which represents the true up adjustment for 1994.

NOTE 13 - LIABILITY FOR UNPAID CLAIMS AND CLAIM ADJUSTMENT
EXPENSES

Activity in the liability for unpaid accident and health claims and claim adjustment expense (net of reinsurance) is summarized as follows:

                                     1995        1994
                                     ----        ----
                                     (000's omitted)
Balance as of January 1,
 net of reinsurance
 recoverables of $738 and $446       $ 86,727    $ 84,898

Incurred related to:
  Current year                         25,182      35,602
  Prior years                          (1,410)     (8,669)
                                     --------    --------
  Total incurred                       23,772      26,933
                                     --------    --------
Paid related to:
  Current year                          2,811      11,165
  Prior years                          16,624      13,939
                                     --------    --------
Total paid                             19,435      25,104
                                     --------    --------
Balance as of December 31,
  net of reinsurance
  recoverables of $642 and $738      $ 91,064    $ 86,727
                                     ========    ========

As a result of changes in estimates of insured events in prior years, the provision of claims and claim adjustment expenses, net of reinsurance recoveries of $642,000 and $738,000 in 1995 and 1994, respectively, decreased by $1,410,000 in 1995 and $8,669,000 in 1994 due to higher than expected rates of claim terminations.

NOTE 14 - SEPARATE ACCOUNTS

Separate and variable accounts held by the Company represent funds which support Group Annuities (ESP) and Individual Annuities (Variable). The assets are carried at market value.

                                                 Non Guaranteed
                                                 Separate
Accounts

-----------------
                                                 (000's Omitted)
Premiums, considerations or deposits for
    year ended December 31, 1995                   $  217,136

Reserves at December 31, 1995

For accounts with assets at:
     Market value                                  $  717,594
     Amortized cost                                         0
                                                   ----------
Total Reserves                                     $  717,594
                                                   ----------
Reserves subject to discretionary withdrawal:

  With market value adjustment                     $  717,594
  At book value without market value
   adjustment and with current surrender
    charge of 5% or more                                    0
  At market value                                           0
  At book value without market value
   adjustment and with current surrender
   charge less than 5%                             $        0
                                                   ----------
      Subtotal                                     $  717,594
                                                   ----------

Not subject to discretionary withdrawal            $        0
                                                   ----------
Total                                              $  717,594
                                                   ==========

     Following is a reconciliation of net transfers to the Separate Accounts:

                                                   December 31,
1995

-----------------
                                                  (000's Omitted)
Transfers as reported in the summary
  of operations of the Separate
  Accounts Statement:

  Transfers to the Separate Accounts               $  217,136
  Transfers from the Separate Accounts                123,196
                                                   ----------
 Net transfers to the Separate Accounts                93,941

  Reconciling adjustments:

  Charges for investment management,
  administration, and contract guarantees               7,427
  Interest and gain on seed money                         356
                                                   ----------

Net transfers to Separate Accounts                 $  101,724
                                                   ==========


<

The Union Central Life Insurance Company
STATEMENTS OF CASH FLOWS
STATUTORY BASIS OF ACCOUNTING

                                               December 31
                                              --------------
                                             1995         1994
                                             ----         ----
                                               (000's Omitted)

OPERATING ACTIVITIES
   Premium income                            $  241,965   $
246,007
   Annuity and other fund deposits              398,689
391,305
   Net investment income                        249,879
231,673
   Other income                                   4,083
4,702
   Life and health claims paid                  (94,375)
(91,517)
   Surrender benefits and other
   fund withdrawals paid                       (298,340)
(264,087)
   Dividends to policyholders paid              (15,176)
(15,099)
   Other benefits to policyholders paid        (146,825)
(114,448)
   Commissions, expenses, and premium
   and other taxes paid                        (110,537)
(117,965)
   Transfers to separate accounts              (110,063)
(115,806)
   Federal income taxes paid                    (18,995)
(6,312)
   Other items, net                                (394)
(305)
                                             ----------
----------

Net Cash Provided by Operating Activities        99,911
148,148
                                             ----------
----------
INVESTING ACTIVITIES
Sale, maturity, or repayment of investments   2,633,275
1,775,029
   Purchase of investments                   (2,733,224)
(1,937,873)
                                             ----------
----------
Net Cash Used in Investing Activities           (99,949)
(162,844)
                                             ----------
----------
Net Decrease in Cash and
 Short-Term Investments                             (38)
(14,696)

Cash and short-term investments
 at beginning of the year                         9,347
24,043
                                             ----------
----------
Cash and Short-Term Investments
 at End of the Year                          $    9,309   $
9,347
                                             ==========
==========

The accompanying notes are an integral part of the financial statements

NOTES TO FINANCIAL STATEMENTS -
STATUTORY BASIS OF ACCOUNTING-CONTINUED

NOTE 1 - NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING POLICIES

Organization

The Union Central Life Insurance Company (the Company) is a
mutual
life insurance company chartered by the State of Ohio.
At December 31, 1995, the Company owned the following unconsolidated subsidiaries and affiliates wholly or in part: 1) Carillon Advisers, Inc., a registered investment advisor company, wholly owned; 2) Carillon Investments, Inc., a broker-dealer, wholly owned; 3) Carillon Marketing Agency, Inc., an insurance agency, wholly owned; 4) Summit High Yield Fund, a high-yield bond mutual fund, 97% owned; 5) Manhattan Life Insurance Company, a mixed charter life insurance company of which the Company owns 73%
of the outstanding guarantee capital shares; and 6) Carillon Capital Fund, a public allocation mutual fund, 48% owned; and 7) Carillon S&P Fund, a common stock index fund, wholly owned. The financial statements reflect the results of the Company's operations and the appropriate equity in its subsidiaries as valued at December 31, 1995. See Notes 5 and 6 for further information about the investments and operations of the subsidiaries.
Union Central provides financial products and related services, for the benefits of individual, group, and pension policyholders, which include:

 * Insurance to provide for financial needs resulting from loss of life or income
 * Managing funds accumulated for pre-retirement and retirement needs

The Company is licensed to do business in all 50 states in the U.S.

Basis of Presentation

The accompanying financial statements have been prepared in conformity with statutory accounting practices prescribed or permitted by the Ohio Insurance Department. Such practices presently are regarded as generally accepted accounting principles
(GAAP) for mutual life insurance companies. However, beginning in
1996, under the requirements of Financial Accounting Standards Board (FASB) Interpretation 40 (FIN-40), "Applicability of Generally Accepted Accounting Principles to Mutual Life Insurance and Other Enterprises", as amended, financial statements prepared on the basis of statutory accounting practices will no longer be described as prepared "in conformity with GAAP." As a result the financial statements included herein would have to be restated to reflect all applicable authoritative GAAP pronouncements, including: Financial Accounting Standard (FAS-120), "Accounting and Reporting by Mutual Life Insurance Enterprises and by Insurance Enterprises for certain Long-Duration Participating Contracts - an amendment of FAS-60, 97, and 113 and FIN-40", for the year ending December 31, 1996. FAS-120 extends the requirements of FAS-60, "Accounting and Reporting by Insurance Enterprises", FAS-97, "Accounting and Reporting by Insurance Enterprises for certain Long-Duration Contracts and for Realized Gains and Losses from the Sale of Investments", and FAS-113 "Accounting and Reporting for Reinsurance of Short-Duration and Long-Duration Contracts", to mutual life insurance companies. FAS-120 is effective for fiscal years beginning after December 15,
1995. The Company has not determined the effect of adoption but anticipates it having a material impact on the financial statements.

The preparation of financial statements of insurance companies requires management to make estimates and assumptions that affect amounts reported in the financial statements and accompanying notes. Such estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed herein.

Significant accounting practices are as follows:

Investments

Investments are stated at values prescribed by the National Association of Insurance Commissioners (NAIC) which are as follows: bonds not backed by other loans are stated at amortized cost, and loan-backed bonds, collateralized mortgage obligations and other structured securities are stated at amortized cost using the interest method including anticipated prepayments at the date of purchase. Significant changes in estimated cash flows from the original purchase assumptions are reviewed quarterly. Prepayment assumptions for loan-backed bonds and structured securities were obtained from broker dealer survey values or internal estimates. These assumptions are consistent with the current interest rate and economic environment. The retrospective adjustment method is used to value all securities except for inverse floating securities which are valued using the prospective method. Preferred stocks are stated at cost and investments in stocks of unconsolidated subsidiaries and affiliates in which the Company has an interest of 20% or more are reported equal to the Company's proportionate share of the equity in the underlying statutory-basis net assets for insurance subsidiaries plus the admitted portion of goodwill, and equal to the Company's proportionate share of the GAAP-basis net assets for noninsurance subsidiaries. Goodwill is amortized on a straight-line basis over ten years. Investment real estate or property is stated on the equity basis. Mortgage loans are stated at the unpaid principal balance less unamortized discounts. Short-term investments are investments with maturities of one year or less at the date of acquisition, and are valued at cost which approximates market. Policy loans are stated at the aggregate unpaid principal balance.

Realized investment gains and losses are determined using the specific identification basis. For securities carried at market value, unrealized gains and losses resulting from differences between the cost and carrying value of investments are credited or charged directly to unassigned surplus.

As prescribed by the NAIC, the Asset Valuation Reserve (AVR) is computed in accordance with a prescribed formula and represents a provision for possible fluctuations in the value of bonds, equity securities, mortgage loans, real estate, and other invested assets. The AVR is reported as a liability rather than as a valuation allowance or an appropriation of surplus and changes to the AVR are charged or credited directly to unassigned surplus. Based on a formula prescribed by the NAIC, the Company defers a portion of realized gains and losses on sales of fixed income investments, principally fixed maturities, attributable to changes in the general level of interest rates and amortizes those deferrals into income over the remaining period to maturity according to the Grouped Method, as allowed by the NAIC; the net deferral is reported as the Interest Maintenance Reserve (IMR) in the balance sheets.

Real Estate

Real estate is valued at cost less accumulated depreciation. The value of real estate acquired through foreclosure is recorded at the lower of cost or net realizable value. Net realizable value for real estate is determined based upon fair value of a property, which may take into consideration a number of factors, including;
(i) discounted cash flows; (ii) sales of comparable properties;
(iii) geographic location of property and related market conditions; and (iv) disposition costs. Subsequent to foreclosure, the value of the property is evaluated and written down, if appropriate, to reflect any additional amounts considered unrecoverable upon sale. Depreciation expense is determined by the declining balance method for acquisitions or renovations prior to 1990 and by the straight line method for acquisitions or renovations beginning in 1990. At the time of the sale, the difference between the sales price and the carrying value is recorded as a realized gain or loss.

Real estate owned and occupied by the Company is included in investments, and investment income and operating expenses include rent for the Company's occupancy of its owned properties.

Cash and Short - Term Investments

Cash and short-term investments presented on the balance sheet consists of cash-in-bank, cash-in-transit and commercial paper that has a maturity date of 90 days or less from the date acquired.

Nonadmitted Assets

In accordance with statutory requirements, certain assets, designated as nonadmitted assets, are excluded from the balance sheet and are charged directly to surplus. Nonadmitted assets consist primarily of advances to agents, furniture and equipment, application software, and accrued income on certain securities in default. The net change in these assets during the year is reflected as a change in surplus.

Reserves for Life, Accident and Health Policy Benefits

Life, annuity, and accident and health benefit reserves are developed using accepted actuarial methods and are determined based on published tables using statutorily specified interest rates and valuation methods that will provide, in the aggregate, reserves that are greater than or equal to the minimum amounts required by the Ohio Insurance Department or guaranteed policy cash values.

Deposit Funds

The liability for deposit funds is generally established at the policyholders' accumulated cash values plus amounts providing for guaranteed interest, less applicable surrender charges.

Dividends to Policyholders

All of the Company's life insurance policies contain dividend payment provisions which enable the policyholder to participate in the earnings of the Company. Dividend payments are approved by the Company's Board of Directors on an annual basis. Dividends to policyholders are reflected in the statements of income at amounts estimated to be paid or credited to policyholders during the subsequent year on the policy anniversary dates. Amounts recorded in 1995 and 1994 totalled $15,450,000 and $15,234,000, respectively. Insurance in force receiving dividends accounted for 8.50% and 8.45% of total insurance in force at December 31, 1995 and 1994, respectively.

Policy Claims

Policy claim reserves represent the estimated ultimate net cost of all reported and unreported claims incurred through December 31, 1995. The reserves for unpaid claims are estimated using individual case-basis valuations and statistical analyses. These estimates are subject to the effects of trends in claim severity and frequency. Although considerable variability is inherent in such estimates, management believes that the reserves for claims are adequate. The estimates are continually reviewed and adjusted as necessary as experience develops or new information becomes known; such adjustments are included in current operations.

Separate Accounts

Separate account assets and liabilities reported in the accompanying financial statements represent funds that are separately administered, principally for annuity contracts, and for which the contract holders rather than the Company bears the investment risk. Separate account contract holders have no claim against the assets of the general account of the Company. Separate account investments are carried at market value. Investment income and gains and losses from these accounts accrue directly to contract holders and are not included in the accompanying financial statements.

Recognition of Premium Revenues and Related Costs

For ordinary life insurance contracts and accident and health insurance contracts, premiums are recognized as revenues when premiums are due. For universal life insurance contracts and deposit funds, revenues are recognized when premiums are received and consists of all premiums received. Commissions and other costs applicable to the acquisition of new business, primarily underwriting and policy issue costs, are charged to operations as incurred.

Reinsurance

Reinsurance premiums and claims are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. Premiums, benefits, and the reserves for policy and contract liabilities are reported net of reinsured amounts.

Income Taxes

Deferred income taxes are not provided for differences between the statutory and taxable income.

Reclassifications

Previously reported amounts for 1994 have in some instances been reclassified to conform to the 1995 presentation.

NOTE 2 - INVESTMENTS
The cost or amortized cost and estimated fair value of bonds are summarized as follows:


                                 Cost or      Gross       Gross

                                Amortized   Unrealized
Unrealized  Fair
                                  Cost        Gains      (Losses)
 Value
                                ---------   ----------
----------  -----
                                               (000's Omitted)
December 31, 1995:
U.S. treasury securities
  and obligations of U.S.
  government corporations
  and agencies                  $   60,873  $      994  $
0  $    1,867
Public utilities securities        168,415       9,875
(257)    178,033
Corporate securities and other     930,783      56,223
(4,229)    982,777
Mortgage-backed securities
  and collateralized mortgage
  obligations                    1,266,755      27,351
(28,931)  1,265,175
Debt securities issued by
  foreign governments                5,260          38
(651)      4,647
                                ----------  ----------
----------  ----------

     Total                      $2,432,086  $   94,481  $
(34,068) $2,492,499
                                ==========  ==========
==========  ==========



December 31, 1994:
U.S. treasury securities
  and obligations of U.S.
  government corporations
  and agencies                  $   23,553  $        6  $
(262) $   23,297
Public utilities securities        175,758         655
(9,196)    167,217
Corporate securities and other     719,394       4,425
(39,147)    684,672
Mortgage-backed securities and
  collateralized mortgage
  obligations                    1,496,871       2,949
(190,416)  1,309,404
Debt securities issued by
  foreign governments               24,406         239
(4,832)     19,813
                                ----------  ----------
----------  ----------

    Total                       $2,439,982  $    8,274  $
(243,853) $2,204,403
                                ==========  ==========
==========  =========

The majority of the fair values for publicly traded bonds, except collateralized mortgage obligations (CMO's), were obtained from an independent bond pricing service. Fair values for CMO's and private placement bonds were obtained from independent securities broker dealers. The remaining fair values were based on values obtained from independent securities broker dealers or based on values for comparable, publicly offered bonds of the same rate, maturity and quality.

The cost or amortized cost and estimated fair value of the Company's investment in fixed maturities at December 31, 1995, by contractual maturity, are as follows:


                                     Cost or
                                     Amortized    Fair
                                     Cost         Value
                                     ----         -----
                                      (000's Omitted)

Due in one year or less              $    5,427   $    5,479
Due after one year
     through five years                 117,202      120,413
Due after five years
     through ten years                  498,740      526,614
Due after ten years                     148,519      158,009
                                     ----------   ----------
          Subtotal                      769,888      810,515

Mortgage-backed securities            1,266,755    1,265,175
Other securities with
     multiple repayment dates           395,443      416,809
                                     ----------   ----------
           Total                     $2,432,086   $2,492,499
                                     ==========   ==========

The expected maturities in the foregoing table may differ from contractual maturities because certain borrowers have the right to call or prepay obligations with or without call or prepayment penalties.
At December 31, 1995 and 1994, the Company held unrated or less-than-investment grade (defined as level three and lower by the
NAIC) corporate bonds of $105,560,000 and $92,975,000,
respectively, with an aggregate fair value of $103,858,000 and $83,505,000, respectively. Those holdings amounted to 4.3% and 3.8%, respectively, of the Company's investments in bonds and less than 2.6% and 2.5%, respectively, of the Company's total admitted assets. The holdings of less-than-investment grade bonds are widely diversified and of satisfactory quality based on the Company's investment policies and credit standards.

Proceeds, gross realized gains, and gross realized losses from the sales and maturities of investments in debt securities follows:


                                             1995         1994
                                             ----         ----
                                               (000's Omitted)

   Proceeds                                  $2,573,360
$1,726,486
   Gross realized gains                          30,419
26,423
   Gross realized losses                         43,081
37,623
</TABLE?

At December 31, 1995 and 1994, investments in bonds with an admitted asset value of $2,538,000 and $1,846,000, respectively, were on deposit with state insurance departments to satisfy regulatory requirements.

The Company sponsors three mutual funds, the investments in which are carried at market value and are included in "Preferred and other common stocks" on the Balance Sheets, as follows:

                                        December 31,
                                     1995         1994
                                     ----         ----
                                      (000's Omitted)
     Carillon Capital Fund           $ 22,900     $ 19,939
     Summit High Yield Fund            25,369       24,933
     Carillon S & P Fund                  305            0
                                     --------     --------

          Total                      $ 48,574     $ 44,872
                                     ========     ========

The Company's equity investments in preferred stock are carried at cost or amortized cost. At December 31, 1995, the carrying value was $2,000,000 and the fair value was $3,600,000. At December 31, 1994, the carrying value was
$1,352,000 and the fair value was $2,098,000.

The Company has no material off-balance sheet risk.

Unrealized gains and losses on investments in preferred stocks and subsidiaries are reported directly in surplus and do not affect net income.
At December 31,
1995, the Company had gross unrealized gains of $5,636,000 and gross unrealized losses of $3,789,000 on these investments.

Mortgage loans are stated at their aggregate unpaid balances on the balance sheet, less unamortized discounts. The mortgage loan portfolio is well diversified both geographically and by property type, as follows:

                                       December 31, 1995
                                     -----------------------
                                     Principal    Percent of
                                     Balance      Principal
                                     -------      ---------
                                       (000's Omitted)
Region
------
New England and Mid-Atlantic         $  61,245     11.7%
South Atlantic                          74,259     14.2
North Central                          130,598     25.0
South Central                           51,766      9.9
Mountain                               67,594       12.9
Pacific                               137,798       26.3
                                     --------     ------

     Total                           $523,260     100%
                                     ========     ======

Property Type
-------------
Apartment and residential            $113,599      21.7%
Warehouses and industrial              88,431      16.9
Retail and shopping center            160,108      30.6
Offices                               156,236      29.9
Other                                   4,886        .9
                                     --------     -----
     Total                           $523,260     100%
                                     ========     =====


                                       December 31, 1994
                                     -----------------------
                                     Principal    Percent of
                                     Balance      Principal
                                     -------      ---------
                                        (000's Omitted)
Region
------
New England and Mid-Atlantic         $ 54,665      12.3%
South Atlantic                         54,657      12.3
North Central                         117,564      26.5
South Central                          39,810       9.0
Mountain                               53,699      12.1
Pacific                               123,191      27.8
                                     --------     -----
          Total                      $443,586     100.0%

Property Type

Apartment and residential            $ 96,477      21.8%
Warehouses and industrial              68,387      15.4
Retail and shopping center            133,396      30.1
Offices                               145,199      32.7
Other                                     127       0.0
                                     --------     -----

     Total                           $443,586     100.0%
                                     ========     =====

At December 31, 1995, the average size of an individual mortgage loan was approximately $2,265,000. The Company's policy is to obtain a first mortgage lien and to require a loan to value ratio of 75% or less at acquisition. At December 31, 1995, approximately 98.75% of loans were current as to payment terms and 1.25% were in process of foreclosure. Included in mortgage loans are two loans with an aggregate principal balance of $6,520,000 that were non-income producing for the twelve month period ending December 31, 1995. The Company had mortgage reserves (the mortgage component of the asset valuation reserve) of $4,783,000 and $4,989,000 at December 31, 1995 and 1994,
respectively. As of December 31, 1995, the maximum and minimum rates of interest in the Company's mortgage loan portfolio was 11.00% and 4.00%.

In 1995, the Company issued 67 new commercial loans at the maximum and minimum rates of interest of 9.875% and 8.00% totalling $146,057,000. No other categories of mortgage loans were issued. Fire insurance is carried on all properties covered by mortgage loans at least equal to the excess of the loan over the maximum loan which would be permitted by law on the land without the buildings.
During the fourth quarter of 1994, the Company began participating in new mortgage fundings with the Manhattan Life Insurance Company. In 1995, the Company participated in 60 new originations, with the Company's percentage totalling $115,540,000 out of a total loan amount of $134,487,000. This investment strategy will continue in 1996.

At December 31, 1995, the Company held mortgages with interest more than one year overdue of $4,925,000, with interest due of $1,789,000. During 1995, the Company reduced interest rates of outstanding mortgages as follows:


     Percentage Reduced     Statement Value     Number of Loans
     ------------------     ---------------     ---------------
     2.0 - 2.9%             $ 2,660,000          1 loan
     1.0 - 1.9%               6,998,000          2 loans
     0.5 - 0.9%               3,909,000          3 loans

At December 31, 1995, the statement value of mortgage loans that were restructured to require payment of principal or interest based upon the cash flows generated by the property serving as collateral for the loans or that require a diminutive payment totalled $12,643,000.

Real estate consists of the home office property, investment real estate under lease, and foreclosed real estate. The cost of these properties totalled $82,396,000, accumulated depreciation as of December 31, 1995 was $20,000,000, and the total net book value was $62,396,000. The net book value of foreclosed real estate was $38,982,000 and $36,948,000 at December 31, 1995 and
1994, respectively.

Major categories of net investment income by class of investment are summarized as follows:

                                          Year Ended December 31
                                             1995         1994
                                             ----         ----
                                               (000's Omitted)

Income:
  Fixed maturities                           $  188,915   $
179,442
  Preferred stocks                                  (16)
31
  Common Stock:  non-affiliated                       1
0
  Common stocks in subsidiaries                   4,904
5,219
  Mortgage loans                                 43,435
41,814
  Real estate *                                  11,053
9,673
  Policy loans and liens                          9,618
9,596
  Short-term investments                          1,808
1,188
  Other invested assets                           8,393
2,544
  Amortization of interest
     maintenance reserve                          1,734
2,462
                                             ----------
----------
  Gross investment income                       269,845
251,969
                                             ----------
----------
Expenses:
  Depreciation                                    2,374
2,236
  Other                                          11,919
12,859
                                             ----------
----------
Total investment expenses                        14,293
15,095
                                             ----------
----------
     Net investment income                   $  255,552   $
236,874
                                             ==========
==========


* Includes amounts for the occupancy of company-owned property of $3,425,000 in 1995 and 1994.

NOTE 3 - REINSURANCE

In the ordinary course of business, the Company assumes and cedes reinsurance with other insurers and reinsurers. These arrangements provide greater diversification of business and limit the maximum net loss potential on large or hazardous risks.
These
reinsured risks are treated in the financial statements as risks for which the Company is not liable. Accordingly, policy liabilities and accruals, including incurred but not reported claims, are reported in the financial statements net of reinsurance assumed and ceded. A contingent liability exists with respect to the amount of such reinsurance in the event that the reinsuring companies are unable to meet their obligations. Reinsurance of risk does not discharge the primary liability of the Company, the Company remains contingently liable with respect to any reinsurance ceded, and this contingency would become an actual liability in the event that the assuming company becomes unable to meet its obligation under the reinsurance treaty. The Company retains the risk for varying amounts of individual or group insurance written up to a maximum of $1,000,000 on any one life or $4,000 per month disability risk and reinsures the balance.

Reinsurance transactions with other insurance companies for the years ended December 31, 1995 and 1994 are summarized as follows:

                                   December 31, 1995
                          --------------------------------------
                          Direct       Assumed   Ceded       Net
                          ------       -------   -----       ---
                                       (000's Omitted)
Life insurance in force   $26,222,671  $ 96,011  $3,257,271  $23,061,411
                          ===========  ========  ==========  ===========
Premiums and other
considerations:
  Life                    $   197,863  $    467  $   16,853  $  181,477
  Annuity                      30,626         0           0      30,626
  Health                       29,715     8,395       6,535      31,575
                           ----------  --------  ----------  -----------
     Total                $   258,204  $  8,862  $   23,388  $  243,678
                          ===========  ========  ==========  ===========

                                   December 31, 1994
                          --------------------------------------
                          Direct       Assumed   Ceded       Net
                          ------       -------   -----       ---
                                       (000's Omitted)
Life insurance in force   $25,958,093  $103,557  $3,774,748  $22,286,902
                          ===========  ========  ==========  ===========
Premiums and other
considerations:
  Life                    $   199,345  $    494  $   15,677  $  184,162
  Annuity                      31,425         0           0      31,425
  Health                       31,268     8,830       9,485      30,613
                           ----------  --------  ----------  -----------
     Total                $   262,038  $  9,324  $   25,162  $  246,200
                          ===========  ========  ==========  ===========

Amounts recoverable from reinsurers for paid losses were $1,005,000 and $720,000 at December 31, 1995 and 1994, respectively, and they are included in other assets in the financial statements. Benefits paid or provided were reduced by $2,657,000 and $4,285,000 at December 31, 1995 and 1994,
respectively, for estimated recoveries under reinsurance treaties.
The liabilities for future policy benefits were also reduced due to reinsurance treaties by $11,049,000 and $12,783,000 at December
31, 1995 and 1994, respectively.

The Company had ceded 22.5% of a block of ordinary life insurance under a coinsurance/modified coinsurance agreement in 1988. The amount of life insurance inforce ceded under the agreement was $160,127,000 and $169,660,000 at December 31, 1995 and 1994,
respectively. The net effect of this reinsurance ceded transaction was to reduce the Company's gain from operations by $2,103,000 in 1995 and 1994. This reinsurance agreement will terminate January 1, 1996. There will be no effect on gain from operations in 1996.

The Company, nor any of its related parties control, either directly or indirectly, any reinsurers in which the Company conducts business, except that the Company does assume an immaterial amount of business from its insurance subsidiary Manhattan Life Insurance Company. No policies issued by the Company have been reinsured with a foreign company which is controlled, either directly or indirectly, by a party not primarily engaged in the business of insurance.

The Company has not entered into any reinsurance agreements in which the reinsurer may unilaterally cancel any reinsurance for reasons other than nonpayment of premiums or other similar credits. The Company does not have any reinsurance agreements in effect in which the amount of losses paid or accrued through December 31, 1995 would result in a payment to the reinsurer of amounts which, in the aggregate and allowing for offset of mutual credits from other reinsurance agreements with the same reinsurer, exceed the total direct premiums collected under the reinsured policies.

NOTE 4 - FEDERAL INCOME TAX
Federal income taxes are calculated under both the regular tax system and the alternative minimum tax (AMT) system, and the tax payable is the higher of the two calculated amounts. In 1995 and 1994, there were no net operating losses available to carry forward and utilize against taxable income. In the event of future net losses, the Company has $54,759,000 available in the carryback period for recoupment. The tax allocated to the realized capital gains or losses in the Statement of Income and Changes in Surplus is based on the tax basis realized capital gains or losses plus bad debt losses.

An analysis of the primary components of the total income tax on operations follows:


                                             1995         1994
                                             ----         ----
                                               (000's Omitted)
Regular tax on statutory gain
  from operations                            $17,136      $12,611
Surplus tax                                    2,151            0
DAC premium tax                                3,031        3,130
Reserve adjustments                            1,206          584
Other, net                                      (793)
(2,676)
                                             -------      -------
Total tax expense - operations               $22,731      $13,649
                                             =======      =======

The allocation of tax at December 31, 1995 and 1994 is as follows:


                                             1995         1994
                                             ----         ----
                                               (000's Omitted)
Operations                                   $22,731      $13,649
Net realized capital gains (losses)             (992)         194
                                             -------      -------
Total tax recorded in the
 Statement of Operations                      21,739       13,843

Tax allocated to the IMR                      (3,915)
(4,170)
                                             -------      -------
Total federal income tax expense             $17,824      $ 9,673
                                             =======      =======

As a mutual life insurance company, Union Central Life is subject to the differential earnings rate ("DER") calculation or the surplus tax as it is referred to above. A "tentative" DER amount is determined annually based upon a rate published by the Internal Revenue Service ("IRS"). The IRS also publishes a "recomputed" DER rate in the year following the release of the tentative rate. These DER's are applied to a mutual life company's equity base, as adjusted, to determine the reduction in the company's deduction for policyholders dividends for purposes of the tax return. The Company changed its policy for purposes of reporting tax in the financial statements in 1995 from a cash basis to an accrual basis approach. Under the accrual method, the surplus tax is calculated by using an estimate of the current year's DER multiplied by the actual mean tax surplus for the year. The effect of this change in method is $6.3 million and has been reported as an adjustment to surplus in 1995.

NOTE 5 - INVESTMENTS IN UNCONSOLIDATED SUBSIDIARIES
In 1991, the Company owned approximately 73% of the outstanding common stock of Manhattan National Corporation (MNC), an insurance holding company that owned 100% of the outstanding guarantee capital shares of The Manhattan Life Insurance Company
(MLIC).
At December 31, 1991, MNC was liquidated. MNC shareholders received prorata distributions of cash, guarantee capital shares of MLIC, and an interest in a liquidating trust (MNC Liquidating Trust). As a result, the Company obtained 73% of the outstanding guarantee capital shares of MLIC and of the MNC Liquidating Trust. The investment in MLIC guarantee capital shares is recorded in the balance sheet at $20,950,071 and $24,739,000, respectively, at December 31, 1995 and 1994. This value represents 73% of the statutory-basis net assets of MLIC, plus unamortized goodwill of $948,000 at December 31, 1994. Goodwill was fully amortized at December 31, 1995.
Statutory-basis financial information of the Company's insurance subsidiary (MLIC) is summarized below:

                                        December 31,
                                     1995         1994
                                     ----         ----
                                      (000's Omitted)
Balance Sheets

    Investments                      $ 443,042    $ 437,483
    Other assets                        15,482       14,897
                                     ---------    ---------
    Total assets                     $ 458,524    $ 452,380
                                     =========    =========

    Insurance reserves               $ 413,355    $ 405,262
    Liabilities                         16,399       14,447
    Surplus                             28,770       32,671
                                     ---------    ---------
    Total liabilities and surplus    $ 458,524    $ 452,380
                                     =========    =========


Statements of Operations

    Revenues                         $  86,045    $  79,169
    Benefits, expenses and taxes        (87,985)    (75,365)
    Net realized capital losses           (162)      (2,448)
                                     ---------    ---------
    Net income (loss)                   (2,102)       1,356
    Other changes in surplus            (1,799)         674
                                     ---------    ---------
    Increase (decrease) in surplus   $  (3,901)   $   2,030
                                     ---------    ---------


In 1993, the Company proposed a plan to eliminate the minority interest in MLIC's guarantee capital shares. A special committee of independent directors of MLIC has been formed to consider the fairness of this proposal which involves using a reverse stock split to reduce all outstanding minority shares to fractional shares payable in cash. The Company would become the sole remaining holder of the capital shares. Under the plan, the Company will return its guarantee capital shares and pay cash in the amount of $1,823,000 to MLIC in exchange for eight new guarantee capital shares. It is anticipated the remaining guarantee capital shares held by minority shareholders will be returned in exchange for cash of $4,655,000 ($5.125 per share). The proposal is subject to approval of MLIC's guarantee capital shareholders, as well as its Board of Directors. The proposal is currently being reviewed by the New York Insurance Department and its independent consultants.
The MNC Liquidating Trust was fully liquidated as of September 30, 1994. Assets of the trust consisted primarily of commercial mortgage loans. Interest income totalling $640,000 from the trust is included in the Statements of Income and Changes in Surplus in 1994.

NOTE 6 - RELATED PARTY TRANSACTIONS
The Company transacts business with certain companies that are affiliated through common ownership.
The Company provided facilities and certain data processing, accounting, legal, administrative, and executive services to various subsidiaries (primarily MLIC) for fees totalling $4,004,000 and $4,427,000 in 1995 and 1994, respectively. At
December 31, 1995, the Company had a $1,906,000 balance due from affiliates.

The Company received the following dividends from its subsidiaries and affiliates in 1995 and 1994:

                                     1995         1994
                                     ----         ----
                                      (000's Omitted)

Carillon Advisers, Inc.              $ 1,000      $ 1,250
Carillon Investments, Inc.               150          400
Manhattan Life Insurance Company         142          142
Carillon Capital Fund                  1,104        2,334
Summit High Yield Fund                 2,508        1,093
                                     -------      -------
Total                                $ 4,904      $ 5,219
                                     =======      =======

NOTE 7 - COMMITMENTS AND CONTINGENT LIABILITIES

Leases

The Company leased office space for various field agency offices with lease terms of varying duration from 1 to 15 years. Some of these leases include escalation clauses which vary with levels of operating expense. Rental expense under these leases totalled $2,420,000 and $2,414,000 in 1995 and 1994, respectively. The
Company also leases furniture and equipment under leases which expire in 2001. Rental expense under these leases totalled $671,000 and $638,000 in 1995 and 1994, respectively.

The Company accounts for all leases as operating leases.  At
December 31, 1995, the future minimum lease payments for all noncancelable operating leases are as follows:


             Year         Amount
             ----         ------
                 (000's Omitted)
             1996         $ 2,971
             1997           2,419
             1998           1,732
             1999           1,297
             After 1999     3,398
                          -------
             Total        $11,817
                          =======



The Company leased a portion of its computer software from a bank under a series of agreements that expired in 1994. Payments under these leases totalled $2,765,000 in 1994.

Other Commitments

At December 31, 1995, the Company has outstanding agreements to fund 26 mortgages totalling $38,511,000 in early 1996. In addition, the Company has committed to invest $15,100,000 in limited partnerships during the years 1996 to 1999. These transactions are in the normal course of business for the Company. The Company had no outstanding liability for borrowed money as of December 31, 1995.

Litigation

In the normal course of business, the Company is party to various claims and litigation primarily arising from claims made under insurance policies and contracts. Those actions are considered by the Company in estimating the policy and contract liabilities. The Company's management believes that the resolution of those actions will not have a material adverse effect on the Company's financial position or results of operations.

Guaranty Fund Assessments

The economy and other factors have caused an increase in the number of insurance companies that are under regulatory supervision. This circumstance is expected to result in an increase in assessments by state guaranty funds, or voluntary payments by solvent insurance companies, to fund policyholder losses or liabilities of insurance companies that become insolvent. These assessments may be deferred or forgiven under most guaranty laws if they would threaten an insurers financial strength and, in certain instances, may be offset against future premium taxes. The Company provided for future assessments caused by companies which have become insolvent by charging $1,074,000 directly to operations in 1994. There were no charges to operations in 1995. The estimated liability of $1,985,000 at December 31, 1995 was based on data provided by the National Organization of Life and Health Insurance Guaranty Associations.

NOTE 8 - ANNUITY RESERVES

The Company's annuity reserves and deposit fund liabilities that are subject to discretionary withdrawal (with adjustment), subject to discretionary withdrawal (without adjustment), and not subject to discretionary withdrawal provisions are summarized as follows:



                                          December 31, 1995
                                          Amount       Percent
                                          ------       -------
                                           (000's Omitted)
Subject to discretionary withdrawal
 (with adjustment):
 With market value adjustment             $  200,982     8.5%
 At book value less surrender charge         135,229     5.8
 At market value                             717,594    30.5
                                          ----------   -----
      Total                                1,053,805    44.8


Subject to discretionary withdrawal
  (without adjustment):
  At book value with minimal or
  no charge or adjustment                  1,139,915    48.4
Not subject to discretionary withdrawal      160,880     6.8
                                          ----------   -----
                                           1,300,795    55.2

Total annuity reserves and deposit
  fund liabilities - none reinsured       $2,354,600*   100%
                                          ==========   =====



   * Includes: deposit funds ($1,518,369); premiums on deposit ($810) included in other liabilities; annuities and supplementary contracts with life contingencies ($117,827) included in reserves for life, accident and health policies; and annuities reported in the separate account liability ($717,594).

NOTE 9 - EMPLOYEE BENEFITS

The Company has pension plans covering substantially all of its employees. Pension expense was determined according to regulations as specified by ERISA and subsequent amendments. Benefits are based on years of service and the employee's highest five consecutive years of compensation out of the last ten years. The amounts funded were $2,178,000 and $1,887,000 in 1995 and 1994, respectively. The Company's policy is to charge contributions to expense in the year they were contributed or accrued. Total pension reserves for the Company's employee pension plan are included in the liability for deposit funds on the balance sheets.

A summary of the accumulated benefit obligation as determined by the Plan's actuaries and plan net assets as of October 1, 1995 are as follows:



                                      1995          1994
                                      ----          ----
                                       (000's Omitted)
Accumulated benefit obligation:
     Vested                           $ 34,444      $ 28,241
     Nonvested                           5,270         5,512
                                      --------      --------
         Total                        $ 39,714      $ 33,753
                                      ========      ========
Net assets available for benefits     $ 38,062      $ 34,444
                                      ========      ========


It is the Company's intention to fund the unfunded liability by making additional contributions within the time periods allowed by the Employee Retirement Individual Savings Association.
The accumulated benefit obligation was calculated based on an assumed interest rate of 8.5%. Plan assets are primarily composed of mutual funds and unallocated insurance funds. At December 31, 1995 and 1994, $33,639,000 and $26,631,000,
respectively, was invested in affiliated mutual funds.

The Company has a contributory savings plan for employees meeting certain service requirements which qualifies under Section 401(k) of the Internal Revenue Code. This plan allows eligible employees to contribute up to certain prescribed limits of their pre-tax compensation, with the Company matching 50% of the first 6% of participants' contributions. The Company's matching contributions to this plan were $1,116,000 and $993,000 for 1995 and 1994, respectively. The value of the plan's assets were $29,866,000 and $22,852,000 at December 31, 1995 and 1994,
respectively. The assets are held in the deposit fund or under the variable accounts of a group annuity policy. At December 31, 1995 and 1994, $13,069,000 and $10,204,000, respectively, was invested in affiliated mutual funds.

NOTE 10 - POSTRETIREMENT BENEFITS

The Company provides certain health care and life insurance benefits for its eligible retired employees. Substantially all of the Company's employees may become eligible for these benefits if they reach normal retirement age while working for the Company.
Postretirement benefit costs for the years ended December 31, 1995 and 1994 were $621,000 and $765,000, respectively, and include the expected cost of such benefits for newly eligible or vested employees, interest cost, and gains and losses arising from differences between actuarial assumptions and actual experience. The Company paid benefits in cash of $754,000 and $822,000, respectively, in 1995 and 1994.

At December 31, 1995 and 1994, the postretirement benefit obligation for retirees and other fully eligible or vested plan participants was $15,105,000 and $14,668,00, respectively. Of these amounts, $9,053,000 and $9,167,000 was unfunded and included in "Other liabilities" on the Balance Sheets, and $6,052,000 and $5,501,000 was pre-funded in Voluntary Employee Benefit Associations (VEBAS) at December 31, 1995 and 1994, respectively.

The health care cost trend rate assumption has an insignificant effect on the amounts reported. To illustrate, increasing the assumed health care cost trend rates by one percentage point in each year would increase the postretirement benefit obligation as of December 31, 1995 by $82,000 and the interest cost and estimated eligibility cost components of the net periodic postretirement benefit cost by $7,000 and less than $1,000, respectively.

NOTE 11 - FAIR VALUES OF FINANCIAL INSTRUMENTS

The following methods and assumptions were used by the Company in estimating its fair value disclosures for financial instruments:

   Cash and short-term investments: The carrying amounts reported in the balance sheet for these instruments approximate their fair values.

   Investment securities: Fair values for bonds and preferred stock are based on quoted market prices, where available, which may differ from NAIC fair values. If quoted market prices are not available, fair values are estimated using values obtained from independent securities broker dealers or quoted market prices of comparable instruments. The fair values of common stock in Company sponsored mutual funds are based on quoted market prices and are recognized in the balance sheet.

   Mortgage loans: The fair values for commercial and residential mortgages in good standing are estimated using discounted cash flow analysis using interest rates currently being offered for similar loans to borrowers with similar credit ratings in comparison with actual interest rates and maturity dates. Fair values for mortgages with potential loan losses are based on discounted cash flow analysis of the underlying properties.

   Policy loans: Management is unable to ascertain the estimated life of the policy loan portfolio. Due to the excessive costs which would be incurred to determine this information, management considers the estimation of its fair value to be impracticable. The nature of a policy loan insures that the outstanding loan balance will be fully recoverable because the balance owed to the Company is always equal to or lower than the cash value of the insurance policy owed to the policyholder. Policy loans are stated at their aggregate unpaid balance on the balance sheet.

   Investment contracts: Fair values for the Company's liabilities under investment-type insurance contracts are estimated using discounted cash flow calculations, based on interest rates currently being offered for similar contracts with maturities consistent with those remaining for the contracts being valued.


The carrying amounts and fair values of the Company's mortgage loans are summarized as follows:

                          December 31, 1995         December 31,
1994
                          Carrying     Fair         Carrying
Fair
                          Amount       Value        Amount
Value
                          ------       -----        ------
-----
                                          (000's Omitted)
Commercial mortgages      $  523,260   $  551,235   $  443,586
$  446,757
                          ==========   ==========   ==========
==========

The carrying amounts and fair values of the Company's liabilities for investment-type insurance contracts
(deposit funds) are as follows:



                          December 31, 1995         December 31,
1994
                          Carrying     Fair         Carrying
Fair
                          Amount       Value        Amount
Value
                          ------       -----        ------
-----
                                          (000's Omitted)
Group annuities           $  923,583   $  927,544   $  947,514
$  937,924
Single premium
deferred annuities           346,230      340,848      331,260
 325,928
Variable annuities           166,485      164,267      147,327
 144,118
Supplementary contracts       61,062       60,942       60,561
  60,289
Traditional annuities         14,970       15,002        8,932
   8,414
Other                          6,039        6,039        6,006
   6,006
                          ----------   ----------    ----------
----------
Total                     $1,518,369   $1,514,642    $1,501,600
$1,428,679
                          ==========   ==========    ==========
==========


The Company's other insurance contracts are excluded from Financial Accounting Standard (FAS-107), "Disclosures about Fair Value of Financial Instruments", disclosure requirements. However, the fair values of liabilities under all insurance contracts are taken into consideration in the Company's overall management of interest rate risk, which minimizes exposure to changing interest rates through the matching of investment maturities with amounts due under insurance contracts. Additional data with respect to fair value of the Company's investments is disclosed in Note 2.

NOTE 12 - PERMITTED STATUTORY ACCOUNTING PRACTICES
The Company, which is domiciled in Ohio, prepares its statutory financial statements in accordance with accounting practices prescribed or permitted by the Ohio Insurance Department. Prescribed statutory accounting practices include a variety of publications of the NAIC, as well as state laws, regulations, and general administrative rules. Permitted statutory accounting practices encompass all accounting practices not so prescribed. Such practices may differ from state to state, may differ from company to company within a state, and may change in the future. The NAIC currently is in the process of recodifying statutory accounting practices, the result of which is expected to constitute the only source of "prescribed" statutory accounting practices. Accordingly, that project, which is expected to be completed in 1996, will likely change, to some extent, prescribed statutory accounting practices, and may result in changes to the accounting practices that the Company uses to prepare its statutory financial statements.

The Company obtained approval during 1989 from the Ohio Insurance Department to record the appraisal value of its mineral rights as an admitted asset. This value is being depleted on the straight line basis by reducing net investment income over a ten-year period, and depletion expense amounted to $486,000 in 1995 and 1994. The value of the mineral rights after accumulated depletion was $1,945,000 at December 31, 1995.

The Company amortized the goodwill associated with the acquisition of MLIC using the straight-line method over a ten year period in accordance with NAIC guidelines. There is no specific statutory guidance which addresses the accounting treatment of the costs associated with the reverse stock split. To be consistent with the accounting for goodwill, the Company capitalizes all costs incurred in connection with the MLIC reverse stock split. To be conservative, the Company writes-off the capitalized costs of the reverse stock split by charging surplus in the year the costs are incurred. The capitalized costs associated with the reverse stock split which were written off totalled $487,000 in 1994. There were no capitalized costs in 1995.

The Company changed its method of accounting for the mutual company surplus tax in 1995. Prior to 1995, the Company accounted for the surplus tax on a cash basis, which was computed based on two components: 1) An estimated tax for the current year based in part on the actual mutual company earnings rate for the second preceding year, plus 2) A true up of the prior year's estimated tax; computed using the actual differential earnings rate for prior year. Beginning in 1995, the Company used the accrual method and estimated the actual differential earnings rate for the current year, rather than the actual differential rate for the second preceding year. The Company believes this change will better match income-tax expense with pre-tax income, and improve the conservatism and comparability of its financial statements. The effect in 1995 of this change in accounting principle was a $6.3 million charge to surplus which represents the true up adjustment for 1994.




NOTE 13 - LIABILITY FOR UNPAID CLAIMS AND CLAIM ADJUSTMENT
EXPENSES
Activity in the liability for unpaid accident and health claims and claim adjustment expense (net of reinsurance) is summarized as follows:



                                     1995        1994
                                     ----        ----
                                     (000's omitted)
Balance as of January 1,
 net of reinsurance
 recoverables of $738 and $446       $ 86,727    $ 84,898

Incurred related to:
  Current year                         25,182      35,602
  Prior years                          (1,410)     (8,669)
                                     --------    --------
  Total incurred                       23,772      26,933
                                     --------    --------
Paid related to:
  Current year                          2,811      11,165
  Prior years                          16,624      13,939
                                     --------    --------
Total paid                             19,435      25,104
                                     --------    --------
Balance as of December 31,
  net of reinsurance
  recoverables of $642 and $738      $ 91,064    $ 86,727
                                     ========    ========


As a result of changes in estimates of insured events in prior years, the provision of claims and claim adjustment expenses, net of reinsurance recoveries of $642,000 and $738,000 in 1995 and 1994, respectively, decreased by $1,410,000 in 1995 and $8,669,000 in 1994 due to higher than expected rates of claim terminations.


NOTE 14 - SEPARATE ACCOUNTS

Separate and variable accounts held by the Company represent funds which support Group Annuities (ESP) and Individual Annuities
(Variable).  The assets are carried at market value.

                                                 Non Guaranteed
                                                 Separate
Accounts

-----------------
                                                 (000's Omitted)
Premiums, considerations or deposits for
    year ended December 31, 1995                   $  217,136

Reserves at December 31, 1995

For accounts with assets at:
     Market value                                  $  717,594
     Amortized cost                                         0
                                                   ----------
Total Reserves                                     $  717,594
                                                   ----------
Reserves subject to discretionary withdrawal:

  With market value adjustment                     $  717,594
  At book value without market value
   adjustment and with current surrender
    charge of 5% or more                                    0
  At market value                                           0
  At book value without market value
   adjustment and with current surrender
   charge less than 5%                             $        0
                                                   ----------
      Subtotal                                     $  717,594
                                                   ----------

Not subject to discretionary withdrawal            $        0
                                                   ----------
Total                                              $  717,594
                                                   ==========

Following is a reconciliation of net transfers to the Separate
Accounts:

                                                   December 31,
1995

-----------------
                                                    (000's
Omitted)
Transfers as reported in the summary
  of operations of the Separate
  Accounts Statement:

  Transfers to the Separate Accounts               $  217,136
  Transfers from the Separate Accounts                123,196
                                                   ----------
 Net transfers to the Separate Accounts                93,941

  Reconciling adjustments:

  Charges for investment management,
  administration, and contract guarantees               7,427
  Interest and gain on seed money                         356
                                                   ----------

Net transfers to Separate Accounts                 $  101,724
                                                   ==========

                    CARILLON FUND, INC.
----------------------------------------------------------

          STATEMENT OF ADDITIONAL INFORMATION

May 1, 1996

     This Statement of Additional Information is not a prospectus. Much of the information contained in this Statement of Additional Information expands upon subjects discussed in the Prospectus. Accordingly, this Statement should be read in conjunction with Carillon Fund, Inc.'s ("Fund") current Prospectus, dated May 1, 1996, which may be obtained by calling the Fund at (513) 595-2600, or writing the Fund at P.O. Box 40409, Cincinnati, Ohio 45240-0409.




                   TABLE OF CONTENTS
                                                  Page
Investment Policies (7)      2
  Money Market Instruments and Investment Techniques      2
  Certain Risk Factors Relating to High-Yield, High-Risk Bonds  6
  Futures Contracts     6
  Options      7
  Lending Portfolio Securities     11
Investment Restrictions      12
Portfolio Turnover     15
Management of the Fund (13)     16
  Directors and Officers     16
  Investment Adviser     18
  Payment of Expenses     19
  Advisory Fee     20
  Investment Advisory Agreement     20
  Administration     21
  Service Agreement     22
  Securities Activities of Adviser     22
Determination of Net Asset Value (14)     23
Purchase and Redemption of Shares (14)     23
Taxes (15)     24
Portfolio Transactions and Brokerage     24
General Information (2)     25
  Capital Stock     25
  Voting Rights     26
  Additional Information     27
Independent Auditors     27

( ) indicates page on which the corresponding section appears in the Prospectus.

UCCF 515  4-96

                CARILLON FUND, INC.
--------------------------------------------------------

              INVESTMENT POLICIES

     The following specific policies supplement the Fund's
"Investment Objectives and Policies" set forth in the Prospectus.

Money Market Instruments and Investment Techniques

     Certain money market instruments and investment techniques are described below. Money market instruments may be purchased extensively by the Capital Portfolio. They may also be purchased by the Equity, Bond and S&P 500 Index ("Index Portfolio") Portfolios to a very limited extent (to invest otherwise idle cash) or on a temporary basis (if invested in money market instruments for defensive purposes).

Small Bank Certificates of Deposit. The Fund may invest in certificates of deposit issued by commercial banks, savings banks, and savings and loan associations having assets of less than $1 billion, provided that the principal amount of such certificates is insured in full by the Federal Deposit Insurance Corporation ("FDIC"). The FDIC presently insures accounts up to $100,000, but interest earned above such amount is not insured by the FDIC.

Repurchase Agreements. A repurchase agreement is an instrument under which the purchaser (i.e., one of the Portfolios) acquires ownership of the obligation (the underlying security) and the seller (the "issuer" of the repurchase agreement) agrees, at the time of sale, to repurchase the obligation at a mutually agreed upon time and price, thereby determining the yield during the purchaser's holding period. This results in a fixed rate of return insulated from market fluctuations during such period.
The underlying securities will only consist of securities in which the respective Portfolio may otherwise invest. Repurchase agreements usually are for short periods, normally under one week, and are considered to be loans under the Investment Company Act of 1940. Repurchase agreements will be fully collateralized at all times and interest on the underlying security will not be taken into account for valuation purposes. The investments by a Portfolio in repurchase agreements may at times be substantial when, in the view of the Adviser, unusual market, liquidity, or other conditions warrant.

     If the issuer of the repurchase agreement defaults and does not repurchase the underlying security, the Portfolio might incur a loss if the value of the underlying security declines, and the Fund might incur disposition costs in liquidating the underlying security. In addition, if the issuer becomes involved in bankruptcy proceedings, the Portfolio may be delayed or prevented from obtaining the underlying security for its own purposes. In order to minimize any such risk, the Portfolio will only engage in repurchase agreements with recognized securities dealers and banks determined to present minimal credit risk by the Adviser, under the direction and supervision of the Board of Directors.

U.S. Government Obligations. Securities issued and guaranteed as to principal and interest by the United States Government include a variety of Treasury securities, which differ only in their interest rates, maturities and times of issuance. Treasury bills have a maturity of one year or less. Treasury notes have maturities of one to seven years and Treasury bonds generally have a maturity of greater than five years.

Government Agency Securities. Government agency securities that are permissible investments consist of securities either issued or guaranteed by agencies or instrumentalities of the United States Government. Agencies of the United States Government which issue or guarantee obligations include, among others, Export-Import Banks of the United States, Farmers Home Administration, Federal Housing Administration, Government National Mortgage Association ("GNMA"), Maritime Administration, Small Business Administration and The Tennessee Valley Authority. Obligations of instrumentalities of the United States Government include securities issued or guaranteed by, among others, the Federal National Mortgage Association ("FNMA"), Federal Home Loan Banks, Federal Home Loan Mortgage Corporation ("FHLMC"), Federal Intermediate Credit Banks, Banks for Cooperatives, and the U.S. Postal Service. Some of these securities, such as those guaranteed by GNMA, are supported by the full faith and credit of the U.S. Treasury; others, such as those issued by The Tennessee Valley Authority, are supported by the right of the issuer to borrow from the Treasury; while still others, such as those issued by the Federal Land Banks, are supported only by the credit of the instrumentality. The Fund's primary usage of these types of securities will be GNMA certificates and FNMA and FHLMC mortgage-backed obligations which are discussed in more detail below.

Certificates of Deposit. Certificates of deposit are generally short-term, interest-bearing negotiable certificates issued by banks or savings and loan associations against funds deposited in the issuing institution.

Time Deposits. Time Deposits are deposits in a bank or other financial institution for a specified period of time at a fixed interest rate for which a negotiable certificate is not received.

Bankers' Acceptance. A bankers' acceptance is a time draft drawn on a commercial bank by a borrower usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods). The borrower is liable for payment as well as the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Most acceptances have maturities of six months or less and are traded in secondary markets prior to maturity.

Commercial Paper. Commercial paper refers to short-term, unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is usually sold on a discount basis and has a maturity at the time of issuance not exceeding nine months.

Corporate Debt Securities. Corporate debt securities with a remaining maturity of less than one year tend to become extremely liquid and are traded as money market securities. Such issues with between one and two years remaining to maturity tend to have greater liquidity and considerably less market value fluctuations than longer-term issues.

When-issued and Delayed-delivery Securities. From time to time, in the ordinary course of business, each Portfolio of the Fund may purchase securities on a when-issued or delayed-delivery basis i.e., delivery and payment can take place a month or more after the date of the transactions. The securities so purchased are subject to market fluctuation and no interest accrues to the purchaser during this period. At the time a Portfolio makes the commitment to purchase securities on a when-issued or delayed-delivery basis, the Fund will record the transaction and thereafter reflect the value, each day, of such security in determining the net asset value of such Portfolio. At the time of delivery of the securities, the value may be more or less than the purchase price. Each Portfolio will also establish a segregated account with the Fund's custodian bank in which it will maintain cash or cash equivalents or other Portfolio securities equal in value to commitments for such when-issued or delayed-delivery securities.

GNMA Certificates GNMA certificates are mortgage-backed securities representing part ownership of a pool of mortgage loans on which timely payment of interest and principal is guaranteed by the full faith and credit of the U.S. government. GNMA certificates differ from typical bonds because principal is repaid monthly over the term of the loan rather than returned in a lump sum at maturity. Because both interest and principal payments (including prepayments) on the underlying mortgage loans are passed through to the holder of the certificate, GNMA certificates are called "pass-through" securities.

     Although the mortgage loans in the pool have maturities of up to 30 years, the actual average life of the GNMA certificates typically will be substantially less because the mortgages are subject to normal principal amortization and may be prepaid prior to maturity. Prepayment rates vary widely and may be affected by changes in market interest rates. In periods of falling interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of the GNMA certificates. Conversely, when interest rates are rising, the rate of prepayment tends to decrease, thereby lengthening the actual average life of the GNMA certificates. Accordingly, it is not possible to predict accurately the average life of a particular pool. Reinvestment of prepayments may occur at higher or lower rates that the original yield on the certificates. Due to the prepayment feature and the need to reinvest prepayments of principal at current rates, GNMA certificates can be less effective than typical bonds of similar maturities at "locking-in" yields during periods of declining interest rates, although they may have comparable risks of decline in value during periods of rising interest rates.

FNMA and FHLMC Mortgage-Backed Obligations   The Federal National
Mortgage Association ("FNMA"), a federally chartered and privately owned corporation, issues pass-through securities representing an interest in a pool of conventional mortgage loans. FNMA guarantees the timely payment of principal and interest but this guarantee is not backed by the full faith and credit of the U.S. government. The Federal Home Loan Mortgage Corporation ("FHLMC"), a corporate instrumentality of the United States, issues participation certificates that represent an interest in a pool of conventional mortgage loans. FHLMC guarantees the timely payment of interest and the ultimate collection of principal and maintains reserves to protect holders against losses due to default, but the certificates are not backed by the full faith and credit of the U.S. government. As is the case with GNMA certificates, the actual maturity of and realized yield on particular FNMA and FHLMC pass-through securities will vary based on the prepayment experience of the underlying pool of mortgages.

Mortgage-Related Securities     Each Portfolio of the Fund other
than the S&P 500 Index Portfolio may invest in collateralized mortgage obligations ("CMOs") or mortgage-backed bonds issued by financial institutions such as commercial banks, savings and loan associations, mortgage banks and securities broker-dealers (or affiliates of such institutions established to issue these securities). CMOs are obligations fully collateralized directly or indirectly by a pool of mortgages on which payments of principal and interest are dedicated to payment of principal and interest on the CMOs. Payments on the underlying mortgages (both interest and principal) are passed through to the holders, although not necessarily on a pro rata basis, on the same schedule as they are received. Mortgage-backed bonds are general obligations of the issuer fully collateralized directly or indirectly by a pool of mortgages. The mortgages serve as collateral for the issuer's payment obligations on the bonds, but interest and principal payments on the mortgages are not passed through either directly (as with GNMA certificates and FNMA and FHLMC pass-through securities) or on a modified basis (as with
CMOs). Accordingly, a change in the rate of prepayments on the pool of mortgages could change the effective maturity of a CMO but not that of a mortgage-backed bond (although, like many bonds, mortgage-backed bonds may be callable by the issuer prior to maturity).

     Each Portfolio of the Fund other than the S&P 500 Index Portfolio may also invest in a variety of more risky CMOs, including interest only ("IOs"), principal only ("POs"), inverse floaters, or a combination of these securities. Stripped mortgage-backed securities ("SMBS") are usually structured with several classes that receive different proportions of the interest and principal distributions from a pool of mortgage assets. A common type of SMBS will have one class receiving all of the interest from the mortgage assets (an IO), while the other class will receive all of the principal (a PO). However, in some instances, one class will receive some of the interest and most of the principal while the other class will receive most of the interest and the remainder of the principal. If the underlying mortgage assets experience greater-than-anticipated or less-than-anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment or obtain its initially assumed yield on some of these securities. The market value of the class consisting entirely of principal payments generally is unusually volatile in response to changes in interest rates. The yields on classes of SMBS that have more uncertain timing of cash flows are generally higher than prevailing market yields on other mortgage-backed securities because there is a greater risk that the initial investment will not be fully recouped or received as planned over time.

     Each Portfolio of the Fund other than the S&P 500 Index Portfolio may invest in another CMO class known as leveraged inverse floating rate debt instruments ("inverse floaters"). The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher degree of leverage inherent in inverse floaters is associated with greater volatility in their market values. Accordingly, the duration of an inverse floater may exceed its stated final maturity.

     Certain CMOs may be deemed to be illiquid securities for purposes of the Fund's 10% limitation on investments in such securities. The investment adviser limits investments in more risky CMOs (IOs, POs, inverse floaters) to no more than 5% of its total assets.

Certain Risk Factors Relating to High-Yield, High-Risk Bonds

     The descriptions below are intended to supplement the material in the Prospectus regarding high-yield, high-risk bonds.

Sensitivity to Interest Rates and Economic Changes. High-yield bonds are very sensitive to adverse economic changes and corporate developments and their yields will fluctuate over time. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress that would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals, and to obtain additional financing. If the issuer of a bond defaulted on its obligations to pay interest or principal or entered into bankruptcy proceedings, the Portfolio may incur losses or expenses in seeking recovery of amounts owed to it. In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of high-yield bonds and the Portfolio's net asset value.

Payment Expectations. High-yield bonds may contain redemption or call provisions. If an issuer exercised these provisions in a declining interest rate market, the Portfolio would have to replace the security with a lower-yielding security, resulting in a decreased return for investors. Conversely, a high-yield bond's value will decrease in a rising interest rate market, as will the value of the Portfolio's assets. If the Portfolio experiences unexpected net redemptions, this may force it to sell high-yield bonds without regard to their investment merits, thereby decreasing the asset base upon which expenses can be spread and possibly reducing the Portfolio's rate of return.

Liquidity and Valuation. There may be little trading in the secondary market for particular bonds, which may affect adversely the Portfolio's ability to value accurately or dispose of such bonds. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high-yield bonds, especially in a thin market.

Futures Contracts

     For hedging purposes, including protecting the price or interest rate of securities that the Portfolio intends to buy, the S&P 500 Index Portfolio may enter into futures contracts that relate to securities in which it may directly invest and indices comprised of such securities and may purchase and write call and put options on such contracts. As a temporary investment strategy until the Index Portfolio reaches $25 million in net assets, the Index Portfolio may invest up to 100% of its assets in such futures and/or options contracts. Thereafter, the Portfolio may invest up to 20% of its assets in such futures and/or options contracts. The Index Portfolio does not intend to enter into futures contracts that are not traded on exchanges or boards of trade.

     A financial futures contract is a contract to buy or sell a specified quantity of financial instruments such as U.S. Treasury bills, notes and bonds, commercial paper and bank certificates of deposit or the cash value of a financial instrument index at a specified future date at a price agreed upon when the contract is made. A stock index futures contract is a contract to buy or sell specified units of a stock index at a specified future date at a price agreed upon when the contract is made. The value of a unit is based on the current value of the contract index. Under such contracts no delivery of the actual stocks making up the index takes place. Rather, upon expiration of the contract, settlement is made by exchanging cash in an amount equal to the difference between the contract price and the closing price of the index at expiration, net of variation margin previously paid.

     Substantially all futures contracts are closed out before settlement date or called for cash settlement. A futures contract is closed out by buying or selling an identical offsetting futures contract. Upon entering into a futures contract, the Portfolio is required to deposit an initial margin with the Custodian for the benefit of the futures broker. The initial margin serves as a "good faith" deposit that the Portfolio will honor their futures commitments. Subsequent payments (called "variation margin"} to and from the broker are made on a daily basis as the price of the underlying investment fluctuates. In the event of the bankruptcy of the futures broker that holds margin on behalf of the Portfolio, the Portfolio may be entitled to return of margin owed to it only in proportion to the amount received by the broker's other customers. The Adviser will attempt to minimize this risk by monitoring the creditworthiness of the futures brokers with which the Portfolio does business.

     Because the value of index futures depends primarily on the value of their underlying indexes, the performance of the broad-based contracts will generally reflect broad changes in common stock prices. However, because the Portfolio may not be invested in precisely the same proportion as the S&P 500, it is likely that the price changes of the Portfolio's index futures positions will not match the price changes of the Portfolio's other investments.

     Options on futures contracts give the purchaser the right to assume a position at a specified price in a futures contract at any time before expiration of the option contract.

Options

     The Bond and Capital Portfolios may sell (write) listed options on U.S. Treasury Securities and options on contracts for the future delivery of U.S. Treasury Securities as a means of hedging the value of such securities owned by the Portfolio. The S&P 500 Index Portfolio may enter into futures contracts that relate to securities in which it may directly invest and indices comprised of such securities and may purchase and write call and put options on such contracts.

     As a writer of a call option, a Portfolio may terminate its obligation by effecting a closing purchase transaction. This is accomplished by purchasing an option of the same series as the option previously written. However, once the Portfolio has been assigned an exercise notice, the Portfolio will be unable to effect a closing purchase transaction. There can be no assurance that a closing purchase transaction can be effected when the Portfolio so desires.

     The Portfolio will realize a profit from a closing transaction if the price of the transaction is less than the premium received from writing the option; the Portfolio will realize a loss from a closing transaction if the price of the transaction is more than the premium received from writing the option. Since the market value of call options generally reflects increases in the value of the underlying security, any loss resulting from the closing transaction may be wholly or partially offset by unrealized appreciation of the underlying security. Conversely, any gain resulting from the closing transaction may be wholly or partially offset by unrealized depreciation of the underlying security. The principal factors affecting the market value of call options include supply and demand, the current market price and price volatility of the underlying security, and the time remaining until the expiration date.

     Although the Bond and Capital Portfolios will write only options on U.S. Treasury Securities and options on futures contracts with respect to such securities which are traded on a national exchange or Board of Trade, and the S&P 500 Index Portfolio will write only options on securities among the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500"*) and options of futures contracts with respect to such securities, there is no assurance that a liquid secondary market will exist for any particular option. In the event it is not possible to effect a closing transaction, the Portfolio will not be able to sell the underlying security, until the option expires or the option is exercised by the holder.


* The S&P 500 is an unmanaged index of stocks comprised of 500 industrial, financial, utility and transportation companies. "Standard & Poor's(R)", "S&P(R)", "S&P 500(R)", "Standard & Poor's 500(R)", "Standard & Poor's Depositary Receipts(R)", "SPDRs(R)", and "500" are trademarks of McGraw-Hill, Inc. The Carillon S&P 500 Index Portfolio is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Portfolio or in SPDRs.



     The Portfolio will effect a closing transaction to realize a profit on an outstanding call option, to prevent an underlying security from being called, to permit the sale of an underlying security prior to the expiration date of the option, or to allow for the writing of another call option on the same underlying security with either a different exercise price or expiration date or both.

     Possible reasons for the absence of a liquid secondary market on an exchange include the following: (a) insufficient trading interest in certain options; (b) restrictions on transactions imposed by an exchange; (c) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities;
(d) inadequacy of the facilities of an exchange or the Clearing Corporation to handle trading volume; or (e) a decision by one or more exchanges to discontinue the trading of options or impose restrictions on types of orders. There can be no assurance that higher than anticipated trading activity or order flow or other unforeseen events might not at times render the trading facilities inadequate and thereby result in the institution of special trading procedures or restrictions which could interfere with the Portfolio's ability to effect closing transactions.

     The Bond and Capital Portfolios may write call options on futures contracts on U.S. Treasury Securities as a hedge against the adverse effect of expected increases in interest rates on the value of Portfolio securities, in order to establish more definitely the effective return on securities held by the Portfolio. The S&P 500 Index Portfolio will write call options on futures contracts on the S&P 500 or securities included therein only for hedging purposes to protect the price of securities it intends to buy and when such transactions enable it to correlate its investment performance more closely to that of the S&P 500 than would a direct purchase of securities included in the S&P 500. The Portfolios will not write options on futures contracts for speculative purposes.

     A futures contract on a debt security is a binding contractual commitment which will result in an obligation to make or accept delivery, during a specified future time, of securities having standardized face value and rate of return. Selling a futures contract on debt securities (assuming a short position) would give the Portfolio a legal obligation and right as seller to make future delivery of the security against payment of the agreed price.

     Upon the exercise of a call option on a futures contract, the writer of the option (the Portfolio) is obligated to sell the futures contract (to deliver a long position to the option holder) at the option exercise price, which will presumably be lower than the current market price of the contract in the futures market. However, as with the trading of futures, most participants in the options markets do not seek to realize their gains or losses by exercise of their option rights. Instead, the holder of an option will usually realize a gain or loss by buying or selling an offsetting option at a market price that will reflect an increase or a decrease from the premium originally paid. Nevertheless, if an option on a futures contract written by the Portfolio is exercised, the Portfolio intends to either close out the futures contract by purchasing an offsetting futures contract, or deliver the underlying securities immediately, in order to avoid assuming a short position. There can be no assurance that the Portfolio will be able to enter into an offsetting transaction with respect to a particular contract at a particular time, but it may always deliver the underlying security.

     As a writer of options on futures contracts, the Portfolio will receive a premium but will assume a risk of adverse movement in the price of the underlying futures contract. If the option is not exercised, the Portfolio will gain the amount of the premium, which may partially offset unfavorable changes in the value of securities held in the Portfolio. If the option is exercised, the Portfolio might incur a loss in the option transaction which would be reduced by the amount of the premium it has received.

     While the holder or writer of an option on a futures contract may normally terminate its position by selling or purchasing an offsetting option, the Portfolio's ability to establish and close out options positions at fairly established prices will be subject to the maintenance of a liquid market.
The Portfolio will not write options on futures contracts unless, in the Adviser's opinion, the market for such options has sufficient liquidity that the risks associated with such options transactions are not at unacceptable levels.

Risks. While options will be sold in an effort to reduce certain risks, those transactions themselves entail certain other risks. Thus, while the Portfolio may benefit from the use of options, unanticipated changes in interest rates or security price movements may result in a poorer overall performance for the Portfolio than if it had not entered into any options transactions. The price of U.S. Treasury Securities futures are volatile and are influenced, among other things, by changes in prevailing interest rates and anticipation of future interest rate changes. The price of S&P 500 futures are also volatile and are influenced, among other things, by changes in conditions in
the securities markets in general.                          .

     In the event of an imperfect correlation between a futures position (and a related option) and the Portfolio position which is intended to be protected, the desired protection may not be obtained. The correlation between changes in prices of futures contracts and of the securities being hedged is generally only approximate. The amount by which such correlation is imperfect depends upon many different circumstances, such as variations in speculative market demand for futures and for debt securities (including technical influences in futures trading) and differences between the financial instruments being hedged and the instruments underlying the standard options on futures contracts available for trading.

     Due to the imperfect correlation between movements in the prices of futures contracts and movements in the prices of the underlying debt securities, the price of a futures contract may move more than or less than the price of the securities being hedged. If the price of the future moves less than the price of the securities which are the subject of the hedge, the hedge will not be fully effective and if the price of the securities being hedged has moved in an unfavorable direction, the Portfolio would be in a better position than if it had not hedged at all. If the price of the futures moves more than the price of the security, the Portfolio will experience either a gain or loss on the option on the future which will not be completely offset by movements in the price of the securities which are the subject of the hedge.

     The market prices of futures contracts and options thereon may be affected by various factors. If participants in the futures market elect to close out their contracts through offsetting transactions rather than meet margin deposit requirements, distortions in the normal relationship between the debt securities and futures markets could result. Price distortions could also result if investors in futures contracts make or take delivery of underlying securities rather than engage in closing transactions. This could occur, for example, if there is a lack of liquidity in the futures market. From the point of view of speculators, the deposit requirements in the futures markets are less onerous than margins requirements in the securities markets; accordingly, increased participation by speculators in the futures market could cause temporary price distortions. A correct forecast of interest rate trends by the adviser may still not result in a successful hedging transaction because of possible price distortions in the futures market and because of the imperfect correlation between movements in the prices of debt securities and movements in the prices of futures contracts. A well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends.

Limitations on the Use of Options on Futures. The Portfolio will only write options on futures that are traded on exchanges and are standardized as to maturity date and underlying financial instrument. The principal exchanges in the United States for trading options on Treasury Securities are the Board of Trade of the City of Chicago and the Chicago Mercantile Exchange. These exchanges and trading options on futures are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission ("CFTC").

     It is the Fund's opinion that it is not a "commodity pool" as defined under the Commodity Exchange Act and in accordance with rules promulgated by the CFTC.

     The Portfolio will not write options on futures contracts for which the aggregate premiums exceed 5% of the fair market value of the Portfolio's assets, after taking into account unrealized profits and unrealized losses on any such contracts it has entered into (except that, in the case of an option that is in-the-money at the time of purchase, the in-the-money amount generally may be excluded in computing the 5%).

     All of the futures options transactions employed by the Portfolio will be BONA FIDE hedging transactions, as that term is used in the Commodity Exchange Act and has been interpreted and applied by the CFTC. To ensure that its futures options transactions meet this standard, the Fund will enter into such transactions only for the purposes and with the intent that CFTC has recognized to be appropriate.

Custodial Procedures and Margins. The Fund's Custodian acts as the Fund's escrow agent as to securities on which the Fund has written call options and with respect to margin which the Fund must deposit in connection with the writing of call options on futures contracts. The Clearing Corporation (CC) will release the securities or the margin from escrow on the expiration of the call, or when the Fund enters into a closing purchase transaction. In this way, assets of the Fund will never be outside the control of the Fund's custodian, although such control might be limited by the escrow receipts issued.

     At the time the Portfolio sells a call option on a contract for future delivery of U.S. Treasury Securities ("Treasury futures contract"), it is required to deposit with its custodian, in an escrow account, a specified amount of cash or U.S. Government securities ("initial margin"). The account will be in the name of the CC. The amount of the margin generally is a small percentage of the contract amount. The margin required is set by the exchange on which the contract is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit, and it is released from escrow upon termination of the option assuming all contractual obligations have been satisfied. The Portfolio will earn interest income on its initial margin deposits.

     In accordance with the rules of the exchange on which the option is traded, it might be necessary for the Portfolio to supplement the margin held in escrow. This will be done by placing additional cash or U.S. Government securities in the escrow account. If the amount of required margin should decrease, the CC will release the appropriate amount from the escrow account.

     The assets in the margin account will be released to the CC only if the Portfolio defaults or fails to honor its commitment to the CC and the CC represents to the custodian that all conditions precedent to its right to obtain the assets have been satisfied.

Lending Portfolio Securities

     The S&P 500 Index Portfolio may lend portfolio securities with a value up to 10% of its total assets. Such loans may be terminated at any time. The Portfolio will continuously maintain as collateral cash or obligations issued by the U.S. government, its agencies or instrumentalities in an amount equal to not less than 100% of the current market value (on a daily marked-to-market basis) of the loaned securities plus declared dividends and accrued interest. While portfolio securities are on loan, the borrower will pay the Portfolio any income accruing thereon, and the Portfolio may invest or reinvest the collateral (depending on whether the collateral is cash or U.S. Government securities) in portfolio securities, thereby earning additional income. Loans are typically subject to termination by the Portfolio in the normal settlement time, currently five business days after notice, or by the borrower on one day's notice. Borrowed securities must be returned when the loan is terminated. Any gain or loss in the market price of the borrowed securities which occurs during the term of the loan inures to the Portfolio and its shareholders. The Portfolio may pay reasonable finders', borrowers', administrative, and custodial fees in connection with a loan of its securities. The Adviser will review and monitor the creditworthiness of such borrowers on an ongoing basis.

     The S&P 500 Index Portfolio may invest in Standard & Poor's Depositary Receipts(R) ("SPDRs(R)"). SPDRs are units of beneficial interest in a unit investment trust, representing proportionate undivided interests in a portfolio of securities in substantially the same weighting as the component common stocks of the S&P 500. While the investment objective of such a unit investment trust is to provide investment results that generally correspond to the price and yield performance of the component common stocks of the S&P 500, there can be no assurance that this investment objective will be met fully. As SPDRs are securities issued by an investment company, non-fundamental restriction (6) below restricts purchases of SPDRs to 5% of the Portfolio's assets.

                  INVESTMENT RESTRICTIONS

     The Fund has adopted the following fundamental restrictions relating to the investment of assets of the Portfolios and other investment activities. These are fundamental policies and may not be changed without the approval of holders of the majority of the outstanding voting shares of each Portfolio affected (which for this purpose means the lesser of: [i] 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented, or [ii] more than 50% of the outstanding shares). A change in policy affecting only one Portfolio may be effected with the approval of the majority of the outstanding voting shares of that Portfolio only. The Fund's fundamental investment restrictions provide that no Portfolio of the Fund is allowed to:

     (1) Issue senior securities (except that each Portfolio may borrow money as described in restriction [9] below).

     (2) With respect to 75% of the value of its total assets, invest more than 5% of its total assets in securities (other than securities issued or guaranteed by the United States Government or its agencies or instrumentalities) of any one issuer.

     (3) Purchase more than either: (i) 10% in principal amount of the outstanding debt securities of an issuer, or (ii) 10% of the outstanding voting securities of an issuer, except that such restrictions shall not apply to securities issued or guaranteed by the United States Government or its agencies or instrumentalities.

     (4) Invest more than 25% of its total assets in the securities of issuers primarily engaged in the same industry.
For purposes of this restriction, gas, gas transmission, electric, water, and telephone utilities each will be considered a separate industry. This restriction does not apply to obligations of banks or savings and loan associations or to obligations issued or guaranteed by the United States Government, its agencies or instrumentalities.

     (5) Purchase or sell commodities, commodity contracts, or real estate, except that each Portfolio may purchase securities of issuers which invest or deal in any of the above, and except that each Portfolio may invest in securities that are secured by real estate. This restriction does not apply to obligations issued or guaranteed by the United States Government, its agencies or instrumentalities or to futures contracts or options purchased by the S&P 500 Index Portfolio in compliance with non-fundamental restrictions [8 and 9] below.

     (6) Purchase any securities on margin (except that the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities) or make short sales of securities or maintain a short position.

     (7) Make loans, except through the purchase of obligations in private placements or by entering into repurchase agreements
(the purchase of publicly traded obligations not being considered the making of a loan).

     (8) Lend its securities, except that the S&P 500 Index
Portfolio may lend securities in compliance with non-fundamental restriction [7] below.

     (9) Borrow amounts in excess of 10% of its total assets, taken at market value at the time of the borrowing, and then only from banks (and, in the case of the S&P 500 Index Portfolio by entering into reverse repurchase agreements) as a temporary measure for extraordinary or emergency purposes, or to meet redemption requests that might otherwise require the untimely disposition of securities, and not for investment or leveraging.

     (10) Mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any securities owned or held by such Portfolio.

     (11) Underwrite securities of other issuers except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933 in selling shares of each Portfolio and except as it may be deemed such in a sale of restricted securities.

     (12) Invest more than 10% of its total assets in repurchase agreements maturing in more than seven days, "small bank" certificates of deposit that are not readily marketable, and other illiquid investments.

     The Fund has also adopted the following additional investment restrictions that are not fundamental and may be changed by the Board of Directors without shareholder approval.
Under these restrictions, no Portfolio of the Fund may:

     (1) Invest in securities of foreign issuers except American
Depository Receipts, securities listed for trading on the New
York or American Stock Exchange, and Canadian bank short-term obligations.

     (2) Participate on a joint (or a joint and several) basis in any trading account in securities (but this does not prohibit the "bunching" of orders for the sale or purchase of Portfolio securities with the other Portfolios or with other accounts advised or sponsored by the Adviser or any of its affiliates to reduce brokerage commissions or otherwise to achieve best overall execution).

     (3) Purchase or retain the securities of any issuer, if, to the knowledge of the Fund, officers and directors of the Fund, the Adviser or any affiliate thereof each owning beneficially more than 1/2% of one of the securities of such issuer, own in the aggregate more than 5% of the securities of such issuer.

     (4) Purchase or sell interests in oil, gas, or other mineral exploration or development programs, or real estate mortgage loans, except that each Portfolio may purchase securities of issuers which invest or deal in any of the above, and except that each Portfolio may invest in securities that are secured by real estate mortgages. This restriction does not apply to obligations or other securities issued or guaranteed by the United States Government, its agencies or instrumentalities.

     (5) Invest in companies for the purpose of exercising control (alone or together with the other Portfolios).

     (6) Purchase securities of other investment companies with an aggregate value in excess of 5% of the Portfolio's total assets, except in connection with a merger, consolidation, acquisition or reorganization, or by purchase in the open market of securities of closed-end investment companies where no underwriter or dealer's commission or profit, other than customary broker's commission, is involved, and only if immediately thereafter not more than 10% of such Portfolio's total assets, taken at market value, would be invested in such securities.

     The Fund has also adopted the following additional investment restrictions that are not fundamental and may be changed by the Board of Directors without shareholder approval.
Under these restrictions:

     The S&P 500 Index Portfolio of the Fund may not:

     (7) Lend portfolio securities with an aggregate value of more than 10% of its total assets.

     (8) Invest more than 20% of its assets in futures contracts and/or options on futures contracts, except as a temporary investment strategy until the Index Portfolio reaches $25 million in net assets, the Index Portfolio may invest up to 100% of its assets in such futures and/or options contracts.

     (9) Invest in options unless no more than 5% of its assets is paid for premiums for outstanding put and call options
(including options on futures contracts) and unless no more than 25% of the Portfolio's assets consist of collateral for outstanding options.

     If a percentage restriction (for either fundamental or nonfundamental policies) is adhered to at the time of investment, a later increase or decrease in percentage beyond the specified limit resulting from a change in values of portfolio securities or amount of net assets shall not be considered a violation.

     In addition to the investment restrictions described above, the Fund will comply with restrictions contained in any current insurance laws in order that the assets of The Union Central Life Insurance Company's ("Union Central") separate accounts may be invested in Fund shares.


                       PORTFOLIO TURNOVER

     Each Portfolio has a different expected annual rate of Portfolio turnover, which is calculated by dividing the lesser of purchases or sales of Portfolio securities during the fiscal year by the monthly average of the value of the Portfolio's securities (excluding from the computation all securities, including options, with maturities at the time of acquisition of one year or less). A high rate of Portfolio turnover generally involves correspondingly greater brokerage commission expenses, which must be borne directly by the Portfolio. Turnover rates may vary greatly from year to year as well as within a particular year and may also be affected by cash requirements for redemptions of each Portfolio's shares and by requirements which enable the Fund to receive certain favorable tax treatments. The Portfolio turnover rates will, of course, depend in large part on the level of purchases and redemptions of shares of each Portfolio. Higher Portfolio turnover can result in corresponding increases in brokerage costs to the Portfolios of the Fund and their shareholders. However, because rate of Portfolio turnover is not a limiting factor, particular holdings may be sold at any time, if investment judgment or Portfolio operations make a sale advisable.

     The annual Portfolio turnover rates for the Equity Portfolio were 34.33% and 40.33%, respectively, for 1995 and 1994. The annual Portfolio turnover rates for the Bond Portfolio were 111.01% and 70.27%, respectively, for 1995 and 1994. The annual Portfolio turnover rates for the Capital Portfolio were 43.83% and 41.89%, respectively, for 1995 and 1994. The annual turnover rate for the S&P 500 Index Portfolio is expected to be less than 50%.

                    MANAGEMENT OF THE FUND

Directors and Officers

     The directors and executive officers of the Fund and their principal occupations during the past five years are set forth below. Unless otherwise noted, the address of each executive officer and director is 1876 Waycross Road, Cincinnati, Ohio 45240.

                            Position(s)
Name, Address               with             Principal
Occupation(s)
and Age                     the Fund         During Past Five
Years
-------------               -----------
----------------------
George M. Callard, M.D.     Director         Cardiovascular
Surgeon and
3021 Erie Avenue                             Professor of
Clinical
Cincinnati, Ohio  45208                      Surgery, University
of
(Age 62)                                     Cincinnati

George L. Clucas*           Director,        Senior Vice
President,
(52)                        President and    Union Central;
Director,
                            Chief Executive  President and Chief
                            Officer          Executive Officer,
                                             Carillon Advisers,
Inc.
                                             ("Adviser");
Director,
                                             Carillon
Investments,
                                             Inc. ("CII")

Theodore H. Emmerich        Director         Consultant; former
Partner,
1201 Edgecliff Place                         Ernst & Whinney,
Accountants
Cincinnati, Ohio  45206
(69)

James M. Ewell              Director         Retired Senior Vice
9000 Indian Ridge Road                       President and
Director,
Cincinnati, Ohio  45243                      The Procter and
Gamble
(80)                                         Company

Richard H. Finan            Director         Attorney at Law;
11137 Main Street                            President Pro
Tempore
Cincinnati, Ohio  45241                      of the Ohio State
Senate
(61)

Jean Patrice                Director         Former Executive
Director,
Harrington, S.C.                             Cincinnati Youth
3217 Whitfield Avenue                        Collaborative;
President
Cincinnati, Ohio 45220                       Emeritus (formerly,
(70)                                         President) College
of
                                             Mount St. Joseph


John H. Jacobs*             Director         Senior Vice
President,
(49)                                         Union Central; prior
to
                                             December, 1992,
Officer
                                             and employee, Union
Central

Charles W. McMahon          Director         Retired Senior Vice
2031 W. Galbraith Road, #E                   President and
Director,
Cincinnati, Ohio 45239                       Union Central
(77)

Harry Rossi*                Director         Director Emeritus,
Union
641 Flagstaff Drive                          Central; Director,
Cincinnati, Ohio 45215                       Adviser; former
Chairman,
(76)                                         President and Chief
                                             Executive Officer,
                                             Union Central

Stephen R. Hatcher          Senior Vice      Senior Vice
President and
(53)                        President        Chief Financial
                                             Officer, Union
Central

John F. Labmeier            Vice President   Second Vice
President,
(47)                        and Secretary    Associate General
                                             Counsel and
Assistant
                                             Secretary, Union
Central;
                                             Vice President and
Secretary,
                                             CII; Secretary,
Adviser

Thomas G. Knipper           Controller       Assistant
Controller,
(38)                                         Union Central; prior
to
                                             July, 1995,
Treasurer of
                                             The Gateway Trust
and Vice
                                             President and
Controller
                                             of Gateway Advisers,
Inc.;
                                             prior to April 1992,
                                             Senior Manager of
                                             Deloitte & Touche

Joseph A. Tucker            Treasurer        Assistant to the
Treasurer,
(61)                                         Union Central; prior
to
                                             October 1992,
Officer
                                             and employee, Union
Central

John M. Lucas               Assistant        Assistant Counsel
and
(45)                        Secretary        Assistant to the
Secretary,
                                             Union Central; prior
to
                                             October, 1992,
Officer
                                             and employee, Union
Central


* Messrs. Clucas, Jacobs and Rossi are considered to be "interested persons" of the Fund (within the meaning of the Investment Company Act of 1940) because of their affiliation with the Adviser.

     Each of the directors also serves as a trustee of Carillon
Investment Trust.

     All directors who are not "interested persons" of the Company are members of the Audit Committee.

     As of the date of this Statement of Additional Information, officers and directors of the Fund do not own any of the outstanding shares of the Fund. Directors who are not officers or employees of Union Central or Adviser are paid a fee plus actual out-of-pocket expenses by the Fund for each meeting of the Board of Directors attended. Total fees and expenses incurred for 1995 were $41,944.

                            Compensation Table

  (1)                    (2)          (3)          (4)       (5)
Name of                Aggregate    Pension or   Estimated  Total
Person,                Compensation Retirement   Retirement
Compensation
Position               From         Benefits     Benefits   From
Registrant
                       Registrant   Accrued As   Upon       and
Fund
                                    Part of      Retirement
Complex*
                                    Fund Expenses           Paid
to

Directors

George M. Callard,     7,300**        --           --
10,600
M.D.
Director

George L. Clucas        N/A           N/A           N/A       N/A
Director

Theodore H. Emmerich   7,500          --           --
10,800
Director

James M. Ewell         7,300          --           --
10,600
Director

Richard H. Finan       7,300          --           --
10,600
Director

Jean Patrice
Harrington, S.C.       7,300          --           --
10,600
Director

John H. Jacobs         N/A            N/A          N/A       N/A
Director

Charles W. McMahon     7,300**        --           --
10,600
Director

Harry Rossi            N/A            N/A          N/A       N/A
Director


*   Each of the Directors also serves as a Trustee of Carillon
Investment Trust.
** Messrs. Callard and McMahon have been deferring their compensation each year. As of December 31, 1995, the total amount deferred, including interest, was as follows: Dr. Callard
-$52,325; Mr. McMahon - $23,988.

Investment Adviser

     The Fund has entered into an Investment Advisory Agreement ("Agreement") with Carillon Advisers, Inc. ("Adviser") whose principal business address is 1876 Waycross Road, Cincinnati, Ohio 45240 (P.O. Box 40407, Cincinnati, Ohio 45240). The Adviser was incorporated under the laws of Ohio on August 18, 1986, and is a wholly-owned subsidiary of Union Central. Executive officers and directors of the Adviser who are affiliated with the Fund are George L. Clucas, President and Chief Executive Officer; Thomas G. Knipper, Treasurer; and John
F. Labmeier, Secretary.

     Pursuant to the Agreement, the Fund has retained the Adviser to manage the investment of the Fund's assets, including the placing of orders for the purchase and sale of Portfolio securities. The Adviser is at all times subject to the direction and supervision of the Board of Directors of the Fund.

     The Adviser continuously furnishes an investment program for each Portfolio, is responsible for the actual management of each Portfolio and has responsibility for making decisions to buy, sell or hold any particular security. The Adviser obtains and evaluates such information and advice relating to the economy, securities markets, and specific securities as it considers necessary or useful to continuously manage the assets of the Portfolios in a manner consistent with their investment objectives, policies and restrictions. The Adviser considers analyses from various sources, makes necessary investment decisions and effects transactions accordingly. The Adviser also performs certain administrative functions for the Fund. The Adviser may utilize the advisory services of subadvisers for one or more of the Portfolios.

Payment of Expenses

     Under the terms of the Agreement, in addition to managing the Fund's investments, the Adviser, at its expense, maintains certain of the Fund's books and records (other than those provided by Firstar Trust Company, by agreement) and furnishes such office space, facilities, equipment, and clerical help as the Fund may reasonably require in the conduct of business. In addition, the Adviser pays for the services of all executive, administrative, clerical, and other personnel, including officers of the Fund, who are employees of Union Central. The Adviser also bears the cost of telephone service, heat, light, power and other utilities provided to the Fund. Expenses not expressly assumed by the Adviser under the Agreement will be paid by the Fund.

     Each Portfolio pays all other expenses incurred in its operation and a portion of the Fund's general administration expenses allocated on the basis of the asset size of the respective Portfolios. Expenses other than the Adviser's fee that are borne directly and paid individually by a Portfolio include, but are not limited to, brokerage commissions, dealer markups, expenses incurred in the acquisition of Portfolio securities, transfer taxes, transaction expenses of the custodian, pricing services used by only one or more Portfolios, and other costs properly payable by only one or more Portfolios. Expenses which are allocated on the basis of size of the respective Portfolios include custodian (portion based on asset size), dividend disbursing agent, transfer agent, bookkeeping services (except annual per Portfolio base charge), pricing, shareholder's and directors' meetings, directors' fees, proxy statement and Prospectus preparation, registration fees and costs, fees and expenses of legal counsel not including employees of the Adviser, membership dues of industry associations, postage, insurance premiums including fidelity bond, and all other costs of the Fund's operation properly payable by the Fund and allocable on the basis of size of the respective Portfolios. The Adviser will pay any expenses of the S&P 500 Index Portfolio, other than the advisory fee for that Portfolio, to the extent that such expenses exceed .30% of that Portfolio's net assets.

     Depending on the nature of a legal claim, liability or lawsuit, litigation costs, payment of legal claims or liabilities and any indemnification relating thereto may be directly applicable to a Portfolio or allocated on the basis of the size of the respective Portfolios. The directors have determined that this is an appropriate method of allocation of expenses.

     The Agreement also provides that if the total operating expenses of the Fund, exclusive of the advisory fee, taxes, interest, brokerage fees and certain legal claims and liabilities and litigation and indemnification expenses, as described in the Agreement, for any fiscal year exceed 1.0% of the average daily net assets of the Fund, the Adviser will reimburse the Fund for such excess, up to the amount of the advisory fee for that year. Such amount, if any, will be calculated daily and credited on a monthly basis.

Advisory Fee

     As full compensation for the services and facilities furnished to the Fund and expenses of the Fund assumed by the Adviser, the Fund pays the Adviser monthly compensation calculated daily as described on page 11 of the Prospectus. The compensation after all waivers for each Portfolio was as follows:


         Equity        Bond        Capital     S&P 500 Index
Year     Portfolio     Portfolio   Portfolio   Portfolio
1995     $1,108,596    $314,237    $913,378        -0-
1994     $924,881      $273,068    $766,664        N/A
1993     $750,859      $232,954    $593,388        N/A

     There is no assurance that the Portfolios will reach a net asset level high enough to realize a reduction in the rate of the advisory fee. Any reductions in the rate of advisory fee will be applicable to each Portfolio separately in accordance with the schedule of fees applicable to each Portfolio.

Investment Advisory Agreement

     The Investment Advisory Agreement was initially approved by the Fund's Board of Directors, including a majority of the directors who are not interested persons of the Adviser, on March 22, 1984. Unless earlier terminated as described below, the Agreement will continue in effect from year to year if approved annually: (a) by the Board of Directors of the Fund or by a majority of the outstanding shares of the Fund, including a majority of the outstanding shares of each Portfolio; and (b) by a majority of the directors who are not parties to such contract or interested persons (as defined by the Investment Company Act of 1940) of any such party. The Agreement is not assignable and may be terminated without penalty by the Fund on 60 days notice, and by the Adviser on 90 days notice. On March 25, 1996, the Agreement was approved for continuance for one (1) year by the Board of Directors by unanimous vote of those present, including a majority of the directors who are not parties to such contract or interested persons of any such party.

     On March 21, 1990, the Board of Directors took steps to activate the Capital Portfolio of the Fund by authorizing the issuance of shares of that Portfolio to a separate account of Union Central. The Board of Directors also approved an amendment to the Investment Advisory Agreement so as to make the Agreement applicable to the Capital Portfolio and to specify the advisory fee payable by it. The Board determined that the amendment did not affect the interests of the classes of Fund shares other than Capital Portfolio shares and that therefore only the holders of Capital Portfolio shares were entitled to vote on the amendment. On May 1, 1990, the Union Central separate account invested $15.2 million in the Capital Portfolio in exchange for 1,390,516 shares at a price of $10.95 per share. Union Central, as legal owner of the Capital Portfolio shares purchased by its separate account and as sole shareholder of the Capital Portfolio, approved the Agreement as amended.

     On September 15, 1995, the Board of Directors took steps to activate the S&P 500 Index Portfolio of the Fund by authorizing the issuance of shares of that Portfolio. On December 13, 1995, the Board of Directors also approved an amendment to the Investment Advisory Agreement so as to make the Agreement applicable to the Index Portfolio and to specify the advisory fee payable by it. The Board determined that the amendment did not affect the interests of the classes of Fund shares other than Index Portfolio shares and that therefore only the holders of Index Portfolio shares were entitled to vote on the amendment. The sole shareholder of the Index Portfolio approved the Agreement as amended on January 3, 1996.

     The Investment Advisory Agreement provides that the Adviser shall not be liable to the Fund or to any shareholder for any error of judgment or mistake of law or for any loss suffered by the Fund or by any shareholder in connection with matters to which the Investment Advisory Agreement relates, except a loss resulting from willful misfeasance, bad faith, gross negligence, or reckless disregard on the part of the Adviser in the performance of its duties thereunder. In the case of administration services, the Adviser will be held to a normal standard of liability.

     The Agreement in no way restricts the Adviser from acting as investment manager or adviser to others.

     If the question of continuance of the Agreement (or adoption of any new Agreement) is presented to shareholders, continuance (or adoption) with respect to a Portfolio shall be effective only if approved by a majority vote of the outstanding voting securities of that Portfolio. If the shareholders of any one or more of the Portfolios should fail to approve the Agreement, the Adviser may nonetheless serve as an adviser with respect to any Portfolio whose shareholders approved the Agreement.

Administration

     The Adviser is responsible for providing certain administrative functions to the Fund and has entered into an Administration Agreement with Carillon Investments, Inc. ("CII") under which CII furnishes substantially all of such services for an annual fee of .20% of the average net assets of the Bond, Capital and Equity Portfolios, and .05% of the average net assets of the S&P 500 Index Portfolio. The fee is borne by the Adviser, not the Fund. Under the Administration Agreement, CII is obligated to provide persons for clerical, accounting, bookkeeping, administrative and other similar services, to supply office space, stationery and office supplies, and to prepare tax returns, reports to stockholders, and filings with the Securities and Exchange Commission and state securities authorities.

Service Agreement

     Under a Service Agreement between the Adviser and Union Central, Union Central has agreed to make available to the Adviser the services of certain employees of Union Central on a part-time basis for the purpose of better enabling the Adviser to fulfill its obligations to the Fund under the Agreement.
Pursuant to the Service Agreement, the Adviser shall reimburse Union Central for all costs allocable to the time spent on the affairs of the Adviser by the employees provided by Union Central. In performing their services for the Adviser pursuant to the Service Agreement, the specified employees shall report and be solely responsible to the officers and directors of the Adviser or persons designated by them. Union Central shall have no responsibility for the investment recommendations or decisions of the Adviser. The obligation of performance under the Agreement is solely that of the Adviser and Union Central undertakes no obligation in respect thereto except as otherwise expressly provided in the Service Agreement. The Service Agreement was approved by the shareholders of the Equity, Bond and Capital Portfolios at a meeting held on March 20, 1992. The sole shareholder of the S&P 500 Index Portfolio approved the Service Agreement on January 3, 1996.

Securities Activities of Adviser

     Securities held by the Fund may also be held by Union Central or by other separate accounts or mutual funds for which the Adviser acts as an adviser. Because of different investment objectives or other factors, a particular security may be bought by Union Central or by the Adviser or for one or more of its clients, when one or more other clients are selling the same security. If purchases or sales of securities for one or more of the Fund's Portfolios or other clients of the Adviser or Union Central arise for consideration at or about the same time, transactions in such securities will be made, insofar as feasible, for the Fund's Portfolios, Union Central, and other clients in a manner deemed equitable to all. To the extent that transactions on behalf of more than one client of the Adviser during the same period may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.

     On occasions when the Adviser deems the purchase or sale of a security to be in the best interests of the Fund as well as other accounts or companies, it may, to the extent permitted by applicable laws and regulations, but will not be obligated to, aggregate the securities to be sold or purchased for the Fund (or for two or more Portfolios) with those to be sold or purchased for other accounts or companies in order to obtain more favorable execution and low brokerage commissions. In that event, allocation of the securities purchased or sold, as well as the expenses incurred in the transaction, will be made by the Adviser in the manner it considers to be most equitable and consistent with its fiduciary obligations to the Fund Portfolio(s) and to such other accounts or companies. In some cases this procedure may adversely affect the size of the position obtainable for a Portfolio.

             DETERMINATION OF NET ASSET VALUE

     As described on page 12 of the Prospectus, the net asset value of shares of the Fund is determined once daily, Monday through Friday as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m., Eastern Time), when there are purchases or redemptions of Fund shares, except: (i) when the New York Stock Exchange is closed (currently New Year's Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day); (ii) the day following Thanksgiving Day; (iii) December 24, 1996, and (iv) any day on which changes in the value of the Portfolio securities of the Fund will not materially affect the current net asset value of the shares of a Portfolio.

     Securities held by the Portfolios, except for money market instruments maturing in 60 days or less, will be valued as follows: Securities which are traded on stock exchanges (including securities traded in both the over-the-counter market and on exchange), or listed on the NASDAQ National Market System, are valued at the last sales price as of the close of the New York Stock Exchange on the day the securities are being valued, or, lacking any sales, at the closing bid prices. Securities traded only in the over-the-counter market are valued at the last bid prices quoted by brokers that make markets in the securities at the close of trading on the New York Stock Exchange. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors.

     Money market instruments with a remaining maturity of 60 days or less are valued on an amortized cost basis. Under this method of valuation, the instrument is initially valued at cost (or in the case of instruments initially valued at market value, at the market value on the day before its remaining maturity is such that it qualifies for amortized cost valuation); thereafter, the Fund assumes a constant proportionate amortization in value until maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price that would be received upon sale of the instrument.


           PURCHASE AND REDEMPTION OF SHARES

     The Fund offers its shares, without sales charge, only to Union Central and its separate accounts. It is possible that at some later date the Fund may offer shares to other investors.

     The Fund is required to redeem all full and fractional shares of the Fund for cash at the net asset value per share. Payment for shares redeemed will generally be made within seven days after receipt of a proper notice of redemption. The right to redeem shares or to receive payment with respect to any redemption may only be suspended for any period during which: (a) trading on the New York Stock Exchange is restricted as determined by the Securities and Exchange Commission or such exchange is closed for other than weekends and holidays; (b) an emergency exists, as determined by the Securities and Exchange Commission, as a result of which disposal of Portfolio securities or determination of the net asset value of a Portfolio is not reasonably practicable; and (c) the Securities and Exchange Commission by order permits postponement for the protection of shareholders.

                      TAXES

     Each Portfolio of the Fund will be treated as a separate entity for federal income tax purposes. Each Portfolio has qualified and has elected to be taxed as a "regulated investment company" under the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). If a Portfolio qualifies as a "regulated investment company" and complies with the provisions of the Code by distributing substantially all of its net income (both ordinary income and capital gain), the Portfolio will be relieved from federal income tax on the amounts distributed.

     In order to qualify as a regulated investment company, in each taxable year each Portfolio must, among other things: (a) derive at least 90 percent of its gross income from dividends, interest, payments with respect to loans of securities, and gains from the sale or other disposition of stocks or securities or foreign currencies (subject to the authority of the Secretary of the Treasury to exclude certain foreign currency gains) or other income (including, but not limited to, gains from options, futures, or forward contracts which are ancillary to the Portfolio's principal business of investing in stocks or securities or options and futures with respect to stocks or securities) derived with regard to its investing in such stocks, securities or currencies; and (b) derive less than 30 percent of its gross income from gains (without deduction for losses) realized on the sale or other disposition of any of the following held for less than three months: securities, options, futures or forward contracts (other than options, futures or forward contracts on foreign currencies) or certain foreign currencies. In order to meet the requirements noted above, the Fund may be required to defer disposing of certain options, futures contracts and securities beyond the time when it might otherwise be advantageous to do so. These requirements may also affect the Fund's investments in various ways, such as by limiting the Fund's ability to:(a) sell investments held for less than three months; (b) effect closing transactions on options written less than three months previously; (c) write options for a period of less than three months; and (d) write options on securities held for less than the long-term capital gains holding period. For a discussion of tax consequences to owners of annuity contracts, see the Prospectus for those contracts.

     The discussion of "Taxes" in the Prospectus, in conjunction with the foregoing, is a general and abbreviated summary of the applicable provisions of the Code and Treasury Regulations currently in effect as interpreted by the Courts and the Internal
Revenue Service.


              PORTFOLIO TRANSACTIONS AND BROKERAGE

     The Adviser is primarily responsible for the investment decisions of each Portfolio, including decisions to buy and sell securities, the selection of brokers and dealers to effect the transactions, the placing of investment transactions, and the negotiation of brokerage commissions, if any. No Portfolio has any obligation to deal with any dealer or group of dealers in the execution of transactions in Portfolio securities. In placing orders, it is the policy of the Fund to obtain the most favorable net results, taking into account various factors, including price, dealer spread or commission, if any, size of the transaction, and difficulty of execution. While the Adviser generally seeks reasonably competitive spreads or commissions, the Portfolios will not necessarily be paying the lowest spread or commission available.

     If the securities in which a particular Portfolio of the Fund invests are traded primarily in the over-the-counter market, where possible the Portfolio will deal directly with the dealers who make a market in the securities involved unless better prices and execution are available elsewhere. Such dealers usually act as principals for their own account. On occasion, securities may be purchased directly from the issuer. Bonds and money market instruments are generally traded on a net basis and do not normally involve either brokerage commissions or transfer taxes. The cost of Portfolio securities transactions of each Portfolio will consist primarily of brokerage commission or dealer or underwriter spreads.

     While the Adviser seeks to obtain the most favorable net results in effecting transactions in the Portfolio securities, brokers who provide supplemental investment research to the Adviser may receive orders for transactions by the Fund. Such supplemental research service ordinarily consists of assessments and analyses of the business or prospects of a company, industry, or economic sector. If, in the judgment of the Adviser, the Fund will be benefited by such supplemental research services, the Adviser is authorized to pay commissions to brokers furnishing such services which are in excess of commissions which another broker may charge for the same transaction. Information so received will be in addition to and not in lieu of the services required to be performed by the Adviser under its Investment Advisory Agreement. The expenses of the Adviser will not necessarily be reduced as a result of the receipt of such supplemental information. In some cases, the Adviser may use such supplemental research in providing investment advice to its other advisory accounts.

     During 1995, 34% of the Fund's total brokerage was allocated to brokers who furnish statistical data or research information.
Brokerage commissions paid during 1995, 1994 and 1993 were $349,679, $232,642 and $226,635, respectively.


                   GENERAL INFORMATION

Capital Stock

     The Fund was incorporated in Maryland on January 30, 1984. The authorized capital stock of the Fund consists of sixty-million shares of common stock, par value ten cents ($0.10) per share. Fifty-five million shares of the authorized capital stock is currently divided into the following classes: Equity Portfolio consisting of twenty-million authorized shares; Capital Portfolio consisting of fifteen-million authorized shares; Bond Portfolio consisting of ten-million authorized shares; and S&P 500 Index Portfolio consisting of ten-million authorized shares.

     The balance of the shares may be issued to the existing Portfolios, or to new Portfolios having the number of shares and descriptions, powers, and rights, and the qualifications, limitations, and restrictions as the Board of Directors may determine. The Board of Directors may also change the designation of any Portfolio and may increase or decrease the number of authorized shares of any Portfolio, but may not decrease the number of authorized shares of any Portfolio below the number of shares then outstanding.


     Each issued and outstanding share is entitled to participate equally in dividends and distributions declared by the respective
Portfolio and, upon liquidation or dissolution, in net assets of such Portfolio remaining after satisfaction of outstanding liabilities.

Voting Rights

     In accordance with an amendment to the Maryland General Corporation Law, the Board of Directors of the Fund has adopted an amendment to its Bylaws providing that unless otherwise required by the Investment Company Act of 1940, the Fund shall not be required to hold an annual shareholder meeting unless the Board of Directors determines to hold an annual meeting. The Fund intends to hold shareholder meetings only when required by law and such other times as may be deemed appropriate by its Board of Directors.

     All shares of common stock have equal voting rights (regardless of the net asset value per share) except that on matters affecting only one Portfolio, only shares of the respective Portfolio are entitled to vote. The shares do not have cumulative voting rights. Accordingly, the holders of more than 50% of the shares of the Fund voting for the election of directors can elect all of the directors of the Fund if they choose to do so and in such event the holders of the remaining shares would not be able to elect any directors.

     Matters in which the interests of all Portfolios are substantially identical (such as the election of directors or the approval of independent public accountants) will be voted on by all shareholders without regard to the separate Portfolios. Matters that affect all Portfolios but where the interests of the Portfolios are not substantially identical (such as approval of the Investment Advisory Agreement) would be voted on separately by each Portfolio. Matters affecting only one Portfolio, such as a change in its fundamental policies, are voted on separately by that Portfolio.

     Matters requiring separate shareholder voting by Portfolio shall have been effectively acted upon with respect to any Portfolio if a majority of the outstanding voting securities of that Portfolio votes for approval of the matter, notwithstanding that: (1) the matter has not been approved by a majority of the outstanding voting securities of any other Portfolio; or (2) the matter has not been approved by a majority of the outstanding voting securities of the Fund.

     The phrase "a majority of the outstanding voting securities" of a Portfolio (or of the Fund) means the vote of the lesser of:
(1) 67% of the shares of the Portfolio (or the Fund) present at a meeting if the holders of more than 50% of the outstanding shares are present in person or by proxy; or (2) more than 50% of the outstanding shares of the Portfolio (or the Fund).

     As noted in the Prospectus, Union Central currently has voting control of the Fund. With voting control, Union Central could make fundamental and substantial changes (such as electing a new Board of Directors, changing the investment adviser or advisory fee, changing a Portfolio's fundamental investment objectives and policies, etc.) regardless of the views of Contract Owners. However, under current interpretations of presently applicable law, Contract Owners are entitled to give voting instructions with respect to Fund shares held in registered separate accounts and therefore all Contract Owners would receive advance notice before any such changes could be made.

Additional Information

     This Statement of Additional Information and the Prospectus do not contain all the information set forth in the registration statement and exhibits relating thereto, which the Fund has filed with the Securities and Exchange Commission, Washington, D.C., under the Securities Act of 1933 and the Investment Company Act of 1940, to which reference is hereby made.

                     INDEPENDENT AUDITORS

     The financial statements of the Fund have been audited by Deloitte & Touche LLP, 1700 Courthouse Plaza NE, Dayton, Ohio 45402, independent auditors, whose report follows. The financial statements are included in this Statement of Additional Information in reliance upon the report of Deloitte & Touche LLP, given upon their authority as experts in auditing and accounting.

              CARILLON FUND, INC.

             FINANCIAL STATEMENTS

              DECEMBER 31, 1995

                Independent Auditor's Report
==================================================
To the Board of Trustees and Shareholders of Carillon Fund, Inc.

We have audited the accompanying statements of assets and liabilities of the Equity Portfolio, the Capital Portfolio, and the Bond Portfolio of Carillon Fund, Inc., (the "Fund"), including the schedules of investments, as of December 31, 1995, the related statements of operations, and the statements of changes in net assets and financial highlights for the year then ended. These financial statements and financial highlights ("financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. The financial highlights for the other years presented and the statements of changes in net assets for the year ended December 31, 1994 were audited by other auditors whose report, dated February 6, 1995, expressed an unqualified opinion on those statements.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1995, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements as of December 31, 1995, present fairly, in all material respects, the financial position of the Fund, as of December 31, 1995, and the results of its operations, the changes in its net assets, and the financial highlights for the year then ended, in conformity with generally accepted accounting principles.

/s/ Deloitte & Touche LLP

Deloitte & Touche LLP
Dayton, Ohio
February 2, 1996

               CARILLON FUND, INC.
             SCHEDULE OF INVESTMENTS
----------------------------------------------------------------
DECEMBER 31, 1995

EQUITY PORTFOLIO
----------------------------------------------------------------
COMMON STOCKS - 91.72%
----------------------------------------------------------------

                                          SHARES      VALUE
                                          ------      -----
AEROSPACE - DEFENSE - 2.78%
Lockheed Martin Corporation                40,000     $3,160,000
Raytheon Company                           30,000      1,417,500
Thiokol Corporation                        45,000      1,524,375
                                                      ----------
                                                       6,101,875
AIR TRANSPORTATION - .64%
Atlantic Southeast Airlines Incorporated   65,000      1,397,500
                                                      ----------
APPLIANCE - .32%
Scotsman Industries Incorporated           40,000        705,000
                                                      ----------
AUTO & TRUCK - .46%
Ford Motor Company                         35,000      1,015,000
                                                      ----------
AUTO PARTS - 1.97%
Breed Technologies Incorporated            65,000      1,202,500
Donnelly Corporation                       48,500        715,375
Masland Corporation*                       70,000        980,000
Strattec Security Corporation*             80,000      1,420,000
                                                      ----------
                                                       4,317,875
                                                      ----------
BANK & BANK HOLDING COMPANIES - 7.27%
ABN AMRO Holdings NV Sponsored ADR         31,574      1,439,847
Banco Latinoamericano De Exportationes
    Sponsored ADR                          75,000      3,487,500
Deutsche Bank AG Sponsored ADR             42,000      1,994,538
Dresdner Bank AG Sponsored ADR             55,000      1,471,761
GBC Bancorp California                     40,900        715,750
River Forest Bancorporation                70,000      1,785,000
Southtrust Corporation                     55,000      1,409,375
Wilmington Trust Corporation               40,000      1,235,000
Zions Bancorporation                       30,000      2,407,500
                                                      ----------
                                                      15,946,271
                                                      ----------

BUILDING & HOUSING - 1.79%
ABT Building Products Company*            115,000      1,638,750
Falcon Products Incorporated              147,730      1,938,956
Rottlund Company Incorporated*             50,000        350,000
                                                      ----------
                                                       3,927,706
                                                      ----------
BUILDING MATERIAL - .91%
NCI Building Systems, Incorporated*        80,700      1,997,325
                                                      ----------
BUSINESS-MECHANICS & SOFTWARE - 2.13%
DH Technology , Incorporated*             135,000      3,307,500
Macneal - Schwendler Corporation           85,000      1,360,000
                                                      ----------
                                                       4,667,500
                                                      ----------
CHEMICAL - 2.43%
Bayer AG Sponosored ADR                   135,000      3,570,062
Ciba-Geigy Sponsored  ADR                  27,000      1,190,848
Shanghai Petro Chemical Company Ltd
    Sponsored ADR*                         20,000        570,000
                                                      ----------
                                                       5,330,910
                                                      ----------
CONGLOMERATE - .68%
Mannesman AG Sponsored ADR                  4,700      1,499,703
                                                      ----------

The accompanying notes are an integral part of the financial statements.

EQUITY PORTFOLIO
-------------------------------------------------------------------
COMMON STOCKS (continued)
-------------------------------------------------------------------

                                          SHARES      VALUE
                                          ------      -----
CONSUMER - .07%
Supercuts Incorporated*                    20,000     $  161,500
                                                      ----------
CONTAINER - 1.79%
AEP Industries, Incorporated              107,550      2,366,100
Alltrista Corporation*                     86,000      1,548,000
                                                      ----------
                                                       3,914,100
                                                      ----------
DRUGS - 1.20%
Merck & Company Incorporated               40,000      2,630,000
                                                      ----------
ELECTRIC - UTILITIES - 3.75%
Cinergy Corporation                       29,400         900,375
CMS Energy Corporation                    50,000       1,493,750
Duke Power Company                        12,500         592,188
Empresa Nacional de Electricidad
   Sponsored ADR                          30,000       1,717,500
Public Service Company of New Mexico*     54,000         951,750
Texas Utilities Electric Company          45,000       1,850,625
Utilitcorp United Incorporated            25,000         734,375
                                                      ----------
                                                       8,240,563
                                                      ----------
ELECTRONIC - .04%
Recoton Corporation*                       4,400          81,714
                                                      ----------
ENERGY - MISCELLANEOUS - 1.60%
Giant Industries Incorporated            120,000       1,470,000
Holly Corporation                         90,000       2,036,250
                                                      ----------
                                                       3,506,250
                                                      ----------
ENGINEERING & CONSTRUCTION - .19%
Mestek, Incorporated*                     36,200         425,350
                                                      ----------
ENTERTAINMENT & LEISURE - .59%
Artco, Incorporated                      100,000       1,300,000
                                                      ----------
FINANCIAL SERVICE - 2.64%
CMAC Investment Corporation               25,500       1,122,000
Dean Witter Discover & Company            45,000       2,115,000
Jefferies Group, Incorporated             32,000       1,512,000
Raymond James Financial Corporation       50,000       1,056,250
                                                      ----------
                                                       5,805,250
                                                      ----------
FOOD, BEVERAGE, & TOBACCO - 1.60%
Goodmark Foods Incorporated               85,000       1,508,750
Morningstar Group Incorporated*          183,000       1,464,000
Todhunter International, Incorporated*    70,000         542,500
                                                      ----------
                                                       3,515,250
                                                      ----------
GOLD & PRECIOUS METALS - 1.08%
Echo Bay Mines Limited                    90,000         933,750
Minorco Sponsored ADR                     50,000       1,431,250
                                                      ----------
                                                       2,365,000
                                                      ----------
HEALTH & BEAUTY AIDS - .41%
Perrigo Company*                          75,000         890,625
                                                      ----------

The accompanying notes are an integral part of the financial statements.

EQUITY PORTFOLIO
-------------------------------------------------------------------
COMMON STOCKS (continued)
-------------------------------------------------------------------

                                          SHARES      VALUE
                                          ------      -----
HEALTH CARE - 3.45%
Advocat, Incorporated*                    100,500     $1,118,063
Lunar Corporation*                        103,200      2,838,000
Orthofix International NV*                113,036        833,640
Research Industries Corporation*           35,000        945,000
Sofamor / Danek Group*                     65,200      1,850,050
                                                      ----------
                                                       7,584,753
                                                      ----------
HEALTH CARE SERVICE - .98%
Rightchoice Managed Care Incorporated
     - Class  A*                          105,500      1,371,500
United Wisconsin Services, Incorporated    34,700        763,400
                                                      ----------
                                                       2,134,900
                                                      ----------
HOSPITAL SUPPLY & SERVICE - 1.92%
Allied Healthcare Products Incorporated    90,100      1,441,600
Sterile Concepts Holdings, Incorporated    50,900        738,050
Utah Medical Products Incorporated*       103,200      2,044,650
                                                      ----------
                                                       4,224,300
                                                      ----------
HOUSEHOLD PRODUCT - 4.31%
Chromcraft Revington Incorporated*         75,000      1,996,875
Conso Products Company*                    97,500      1,779,375
Fingerhut Companies, Incorporated          40,000        555,000
Helen of Troy Limited, Bermuda*           115,000      2,415,000
Lifetime-Hoan Corporation*                174,482      1,613,959
Winsloew Furniture Incorporated*          188,300      1,106,263
                                                      ----------
                                                       9,466,472
                                                      ----------
HOUSING - 1.18%
Schult Homes Corporation                   50,000        875,000
Toll Brothers, Incorporated*               75,000      1,725,000
                                                      ----------
                                                       2,600,000
                                                      ----------
INSURANCE - 8.26%
AEGON N.V. Sponsored ADR                   43,755      1,925,220
Capital American Financial Corporation     30,000        678,750
Gainsco Incorporated                      217,762      2,477,043
Harleysville Group Incorporated            45,300      1,466,588
Penncorp Financial Group Incorporated      95,000      2,790,625
PXRE Corporation                           41,000      1,086,500
RLI Corporation                            68,625      1,715,625
Sphere Drake Holdings Limited              70,000        980,000
Torchmark Corporation                      40,000      1,810,000
Transnational RE Corporation - Class A     40,000        980,000
Triad Guaranty Incorporated*               45,000      1,192,500
United Insurance Companies Incorporated*   54,400      1,026,800
                                                      ----------
                                                      18,129,651
                                                      ----------
INVESTMENT COMPANIES - .51%
Allied Capital Corporation                 25,000        340,625
Chile Fund Incorporated*                   30,000        780,000
                                                      ----------
                                                       1,120,625
                                                      ----------
MACHINERY-AGRICULTURE & CONSTRUCTION
     - 2.13%
AGCO Corporation*                          18,000        918,000
Astec Industries Incorporated*             75,000        740,625
Lindsay Manufacturing Company*             78,575      3,025,138
                                                      ----------
                                                       4,683,763
                                                      ----------
MACHINERY - INDUSTRIAL - .57%
Alamo Group Incorporated                   70,000      1,260,000
                                                      ----------

The accompanying notes are an integral part of the financial statements.

EQUITY PORTFOLIO
-------------------------------------------------------------------
COMMON STOCKS (continued)
-------------------------------------------------------------------

                                          SHARES      VALUE
                                          ------      -----
MANUFACTURING - MISCELLANEOUS - 1.56%
Foamex International Incorporated*         75,000       $553,125
Griffon Corporation*                      170,000      1,530,000
ILC Technology, Incorporated*              79,300        733,525
Versa Technologies Incorporated            40,500        617,625
                                                      ----------
                                                       3,434,275
                                                      ----------
METAL & MINERAL - 1.32%
AK Steel Holding Corporation               25,000        856,250
J & L Specialty Steel Incorporated*        50,000        937,500
Pohang Iron & Steel Company*               50,000      1,093,750
                                                      ----------
                                                       2,887,500
                                                      ----------
NON-FERROUS METAL - .59%
Western Mining Holdings Corporation
    Ltd Sponsored ADR                      50,000      1,306,250

OFFICE PRODUCT - .54%
Nam Tai Electronics, Incorporated*        101,700       1,194,975
                                                      ----------

OIL & GAS - DOMESTIC 3.78%
Apache Corporation                         73,118      2,156,981
Horsham Corporation                       150,000      2,025,000
Newfield Exploration Company*              48,000      1,296,000
Plains Resources Incorporated*            120,000      1,080,000
Pogo Producing Company*                    36,000      1,017,000
Swift Energy Company*                      60,000        720,000
                                                      ----------
                                                       8,294,981
                                                      ----------
OIL & GAS - INTERNATIONAL - 2.27%
Repsol S.A. Sponsored ADR                  60,000      1,972,500
Total S.A. Sponsored ADR                   42,014      1,428,476
World Fuel Services Incorporated           24,500        388,938
YPF S.A. Sponsored ADR                     55,000      1,189,375
                                                      ----------
                                                       4,979,289
                                                      ----------
OIL & GAS - SERVICE - 2.06%
Global Industries Incorporated*           100,000      3,000,000
Offshore Logistics Incorporated*          120,000      1,515,000
                                                      ----------
                                                       4,515,000
                                                      ----------
PAPER & FOREST PRODUCTS - 1.42%
Consolidated Papers, Incorporated*         18,000      1,010,250
Federal Paper Board Incorporated           25,000      1,296,875
     Longview Fibre Company                50,000        812,500
                                                      ----------
                                                       3,119,625
                                                      ----------
PRODUCTION - .59%
Briggs & Stratton Corporation              30,000      1,301,250
                                                      ----------
RAILROAD - .96%
Illinois Central Corporation - Class A     55,000      2,110,625
                                                      ----------
REAL ESTATE - 10.05%
Associated Estates Realty Corporation      65,000      1,397,500
CBL & Associates Properties Incorporated   70,000      1,522,500
Columbus Realty Trust                      90,000      1,743,750
Duke Realty Investments Incorporated       28,000        878,500

Felcor Suite Hotels Incorporated           52,600      1,459,650
Health Care Property Investors,
  Incorporated                             50,000      1,756,250
Healthcare Realty Trust Incorporated*       8,700        200,100


EQUITY PORTFOLIO
-------------------------------------------------------------------
COMMON STOCKS (continued)
-------------------------------------------------------------------

                                          SHARES      VALUE
                                          ------      -----
REAL ESTATE - continued
IRT Property Company                      120,000     $1,110,000
LTC Properties Incorporated                65,000        975,000
Merry Land & Investments Company           75,000      1,771,875
Mid-America Apartment Communities          80,000      1,980,000
NAB Asset Corporation*                     51,000        229,500
National Health Investors Incorporated     40,000      1,325,000
Post Properties Incorporated               35,000      1,115,625
Public Storage Incorporated                80,000      1,520,000
Shurgard Storage Centers Incorporated      70,000      1,890,000
Winston Hotels Incorporated               100,000      1,187,500
                                                      ----------
                                                      22,062,750
                                                      ----------
RETAIL - FOOD AND DRUGS - .42%
Dairy Farm International Limited
   - Sponsored ADR                        200,000        920,000

RETAIL - GENERAL - 2.84%
Claire's Stores Incorporated              100,000      1,762,500
Crown Books Corporation*                   44,800        548,800
Dart Group Corporation - Class A            7,500        701,250
Forschner Group Incorporated*              65,000        804,375
Roberds Incorporated*                      90,000        810,000
Shopko Stores, Incorporated                90,700      1,020,375
Tractor Supply Company*                    30,000        592,500
                                                      ----------
                                                       6,239,800
                                                      ----------
SAVINGS & LOAN - 1.04%
Standard Federal Bancorporation            57,900      2,279,813
                                                      ----------
SERVICE - MISCELLANEOUS - .89%
PCA International Incorporated            100,200      1,102,200
TBC Corporation*                          100,000        862,500
                                                      ----------
                                                       1,964,700
                                                      ----------
SHOES - .25%
K-Swiss Incorporated - Class A             50,000        543,750
                                                      ----------
TELEPHONE - .38%
Stet Societa Finanziaria Telefonica        30,000        836,250
                                                      ----------
TEXTILE & APPAREL - .26%
Cone Mills Corporation*                    40,000        450,000
Speizman Industries Incorporated*          40,000
115,000
                                                      ----------
                                                         565,000
                                                      ----------
TRUCKING - .85%
Landstar System, Incorporated*             40,000      1,070,000
U.S. Xpress Enterprises, Incorporated
    - Class A*                            110,000        797,496
                                                      ----------
                                                       1,867,496
                                                      ----------


Total Common Stocks
   (cost $158,454,956)
$201,370,060

-----------

The accompanying notes are an integral part of the financial statements.

EQUITY PORTFOLIO
-------------------------------------------------------------------
SHORT-TERM INVESTMENTS - 7.95%
-------------------------------------------------------------------

                                          PRINCIPAL   VALUE
                                          ---------   -----
COMMERCIAL PAPER - 5.90%
CBI Industries Incorporated
 (6.040% due 01/25/96)                    2,000,000   $
1,991,947
Circus Circus Enterprises Incorporated
 (6.000% due 01/10/96)                    2,000,000
1,997,000
Columbia Healthcare Corporation
 (6.050% due 01/08/96)                    1,000,000
998,824
Crown Cork & Seal Company
 (5.990% due 01/12/96)                    1,000,000
998,170
Crown Cork & Seal Company
 (6.020% due 01/26/96)                    1,000,000
995,819
Illinois Power Fuel Company
 (5.990% due 01/26/96)                    1,000,000
995,840
Tele-Communications Incorporated
 (6.100% due 02/14/96)                    1,000,000
992,544
Tyson Foods Incorporated
 (6.060% due 01/11/96)                    2,000,000
1,996,633
Yellow Freight System Incorporated
 (6.000% due 01/03/96)                    1,000,000
999,667
Yellow Freight System Incorporated
 (6.000% due 01/31/96)                    1,000,000
995,000

------------

12,961,444

------------
VARIABLE RATE DEMAND NOTES <F1> - 2.05%
General Mills, Incorporated
 (5.290% due 01/03/96)                    1,278,820
1,278,820
Pitney Bowes Credit Corporation
 (5.295% due 01/03/96)                    2,933,267
2,933,267
Wisconsin Electric Power Company
 (5.337% due 01/03/96)                      291,728
291,728

------------

4,503,815

------------

Total Short-Term Investments
 (cost $17,465,259)
$17,465,259

------------
TOTAL INVESTMENTS - 99.67%
 (cost $175,920,205)
$218,835,319 <F2>

OTHER ASSETS AND LIABILITIES - .33%                    $
727,928

------------
TOTAL NET ASSETS - 100.00%
$219,563,247

============
_____________
*Non-income producing
(ADR) American Depository Receipt

<F1>
Interest rates vary periodically based on current market rates. The maturity shown for each variable rate demand note is the later of the next scheduled interest rate adjustment date or the date on which principal can be recovered through demand. Information shown is as of
December 31, 1995.
<F2>
Gross unrealized appreciation and depreciation of securities at December 31, 1995 for financial reporting purposes was $49,383,954 and
$6,468,840 respectively; tax amounts were substantially the same.

The accompanying notes are an integral part of the financial statements.


                     CARILLON FUND, INC.
                   SCHEDULE OF INVESTMENTS
------------------------------------------------------------
DECEMBER 31, 1995

CAPITAL PORTFOLIO
------------------------------------------------------------
COMMON STOCKS - 37.39%
------------------------------------------------------------

                                            SHARES    VALUE
                                            ------    -----
AUTO PARTS - .85%
Breed Technologies, Incorporated             28,500   $   527,240
Strattec Security Corporation*               40,000       710,000
                                                      -----------
                                                        1,237,240
                                                      -----------
BANK & BANK HOLDING COMPANIES - 3.01%
ABN AMRO Holdings NV Sponsored ADR           21,049       959,883
Banco Latinoamericano
 de Exportaciones ADR*                       30,000     1,395,000
Deutsche Bank AG Sponsored ADR               18,000       854,802
Dresdner Bank AG Sponsored ADR               20,000       535,186
River Forest Bancorporation                  25,000       637,500
                                                      -----------
                                                        4,382,371
                                                      -----------
BUILDING & HOUSING - .90%
ABT Building Products Company*               45,000       641,250
Falcon Products, Incorporated                50,820       667,013
                                                      -----------
                                                        1,308,263
                                                      -----------
BUILDING MATERIAL - .51%
NCI Building Systems Incorporated*           30,000       742,500
                                                      -----------
BUSINESS - MECHANICS & SOFTWARE - .68%
DH Technology, Incorporated*                 40,260       986,370
                                                      -----------
CHEMICAL - 1.88%
Bayer AG Sponsored ADR                       75,000     1,983,367
Ciba - Geigy Sponsored ADR                   17,000       749,793
                                                      -----------
                                                        2,733,160
                                                      -----------
CONGLOMERATE - .59%
Lonrho Plc Sponosred ADR                    150,000       409,875
Mannesman AG Sponsored ADR                    1,400       446,720
                                                      -----------
                                                          856,595
                                                      -----------
CONTAINER - 1.17%
AEP Industries, Incorporated                 45,831     1,008,282
Alltrista Corporation*                       38,800       698,400
                                                      -----------
                                                        1,706,682
                                                      -----------
DRUGS - .77%
Merck & Company Incorporated                 17,000     1,117,750
                                                      -----------
ELECTRIC - UTILITIES - .83%
CMS Energy Corporation                       20,000       597,500
Texas Utilities Electric Company             15,000       616,875
                                                      -----------
                                                        1,214,375
                                                      -----------

ENERGY - .77%
Nuevo Energy Company*                        30,000       671,250
Swift Energy Company*                        37,200       446,400
                                                      -----------
                                                        1,117,650
                                                      -----------
ENERGY - MISCELLANEOUS - .31%
Holly Corporation                             20,000      452,500
                                                      -----------

ENGINEERING & CONSTRUCTION - .12%
Mestek, Incorporated*                         15,300      179,775
                                                      -----------

The accompanying notes are an integral part of the financial statements.

CAPITAL PORTFOLIO
----------------------------------------------------------
COMMON STOCKS (continued)
----------------------------------------------------------

                                            SHARES    VALUE
                                            ------    -----

            SHARES      VALUE
FINANCIAL SERVICE - .48%
Dean Witter, Discover & Company              15,000   $   705,000
                                                      -----------

FOOD, BEVERAGE, & TOBACCO - .13%
Todhunter International, Incorporated *      25,000       193,750
                                                      -----------
GOLD & PRECIOUS METALS - 1.27%
Free State Consolidated Gold Mines
    Limited ADR                              20,000       145,000
Minorco Sponsored ADR                        29,000       830,125
Royal Oak Mines , Incorporated*             125,000       445,313
Santa Fe Pacific Gold Corporation            35,000       424,375

                                                      -----------
                                                        1,844,813
                                                      -----------
HEALTH CARE - .97%
Orthofix International NV*                   38,000       280,250
Sofamor / Danek Group*                       40,000     1,135,000
                                                      -----------
                                                        1,415,250

-----------
HEALTH CARE SERVICE - .40%
Rightchoice Managed Care Incorporated
   - Class A*                                45,000       585,000
                                                      -----------

HOSPITAL SUPPLY & SERVICE - .43%
Allied Healthcare Products Incorporated      39,500       632,000
                                                      -----------
HOUSEHOLD PRODUCT - 1.53%
Chromcraft Revington Incorporated*           25,000       665,625
Helen of Troy Limited, Bermuda*              55,000     1,155,000
Lifetime - Hoan Corporation                  44,141       408,304
                                                      -----------
                                                        2,228,929
                                                      -----------
INSURANCE - 2.18%
Gainsco Incorporated                         63,000       716,625
RLI Corporation                              30,480       762,000
Torchmark Corporation                        22,000       995,500
United Insurance Companies, Incorporated*    36,800       694,600
                                                      -----------
                                                       3,168,725
                                                      -----------
INVESTMENT COMPANIES - 1.98%
Allied Capital Corporation                   30,000       408,750
BlackRock Strategic Term Trust               75,000       571,875
France Growth Fund, Incorporated             59,000       582,625
New Germany Fund                             70,000       813,750
Templeton Global Income Fund                 75,000       515,625
                                                      -----------
                                                       2,892,625
                                                      -----------
MACHINERY - AGRICULTURE & CONSTRUCTION - .92%
Astec Industries Incorporated*               50,000       493,750
Lindsay Manufacturing Company*               21,939       844,652
                                                      -----------
                                                       1,338,402
                                                      -----------
MACHINERY - INDUSTRIAL - .38%
Alamo Group Incorporated                     30,900       556,200
                                                      -----------

MANUFACTURING - MISCELLANEOUS - .95%
Griffon Corporation*                         55,000       495,000
ILC Technology, Incorporated*                30,500       282,125
Versa Technologies, Incorporated             40,000       610,000
                                                      -----------
                                                       1,387,125
                                                      -----------
METAL & MINERAL - .48%
Pohang Iron & Steel Company*                 32,000       700,000
                                                      -----------

The accompanying notes are an integral part of the financial statements.

CAPITAL PORTFOLIO
------------------------------------------------------------
COMMON STOCKS (continued)
------------------------------------------------------------

                                            SHARES    VALUE
                                            ------    -----
OIL & GAS - DOMESTIC - .77%
Horsham Corporation                          40,000   $   540,000
Plains Resources, Incorporated*              65,000       585,000
                                                      -----------
                                                        1,125,000
                                                      -----------
OIL & GAS - INTERNATIONAL - .96%
YPF S.A. Sponsored ADR                       25,000       540,625
Repsol S.A. Sponsored ADR                    26,000       854,750
                                                      -----------
                                                       1,395,375
                                                      -----------
OIL & GAS - SERVICE - 1.01%
Global Industries Incorporated*              30,000       900,000
Offshore Logistics, Incorporated*            45,000       568,125
                                                      -----------
                                                       1,468,125
                                                      -----------
PAPER & FOREST PRODUCTS - .46%
Consolidated Papers Incorporated*            12,000       673,500
                                                      -----------
REAL ESTATE - 8.48%
Associated Estates Realty Corporation        50,000     1,075,000
Bradley Real Estate Incorporated             41,000       553,500
CBL & Associates Properties Incorporated     45,000       978,750
Columbus Realty Trust                        46,000       891,250
Duke Realty Investments Incorporated         36,000     1,129,500
Felcor Suite Hotels Incorporated             27,000       749,250
Glimcher Realty Trust                        45,000       776,250
Health Care Property Investors,
    Incorporated                             26,296       923,647
IRT Property Company                         85,000       786,250
LTC Properties Incorporated                  46,000       690,000
Merry Land & Investments Company             47,000     1,110,375
Mid-America Apartment Communities            52,000     1,287,000
NAB Asset Corporation*                       49,000       220,500
Shurgard Storage Centers Incorporated        43,000     1,161,000
                                                      -----------
                                                      12,332,272
                                                      -----------
RETAIL - GENERAL - .31%
Shopko Stores, Incorporated                  40,000       450,000
                                                      -----------
SAVINGS & LOAN -.68%
Standard Federal Bancorporation              25,000       984,375
                                                      -----------
SERVICE - MISCELLANEOUS - .23%
PCA International Incorporated               30,000       330,000
                                                      -----------

Total Common Stocks (cost $46,324,013)                $54,441,697
                                                      -----------


-----------------------------------------------------------------
PREFERRED STOCK - .44%
-----------------------------------------------------------------

                                            SHARES    VALUE
                                            ------    -----
METALS & MINERALS - .44%
Freeport McMoran Copper Series Gold          20,000   $   650,000
                                                      -----------

Total Preferred Stock (cost $709,837)                 $   650,000
                                                      -----------

The accompanying notes are an integral part of the financial statements.

CAPITAL PORTFOLIO
------------------------------------------------------------
U.S. TREASURY OBLIGATIONS - 13.07%
------------------------------------------------------------

                                          PRINCIPAL   VALUE
                                          ---------   -----
U.S. TREASURY NOTES - 13.07%
7.500% due 02/29/96                       $  750,000  $   752,578
7.625% due 04/30/96                          500,000      504,063
7.250% due 11/15/96                          500,000      508,438
6.125% due 12/31/96                          900,000      908,438
8.000% due 01/15/97                        1,000,000    1,027,187
6.750% due 02/28/97                          650,000      661,171
8.500% due 04/15/97                          500,000      520,313
6.750% due 05/31/97                        1,000,000    1,020,625
7.875% due 04/15/98                          500,000      528,125
5.500% due 02/28/99                        1,000,000    1,006,562
6.375% due 07/15/99                        1,000,000    1,033,437
6.000% due 10/15/99                        5,900,000    6,030,902
8.875% due 05/15/00                          500,000      567,813
7.500% due 11/15/01                          500,000      551,093
6.375% due 08/15/02                        3,250,000    3,414,531


Total U.S. Treasury Notes
   (cost $18,398,484)                                $19,035,276
                                                      -----------
------------------------------------------------------------
MORTGAGE - BACKED SECURITIES - 17.68%
------------------------------------------------------------

                                          PRINCIPAL   VALUE
                                          ---------   -----
COLLATERALIZED MORTGAGE OBLIGATIONS
   - .76%
FHLMC (8.500% due 06/15/17)               $1,100,000  $ 1,103,509
                                                      -----------
FEDERAL HOME LOAN MORTGAGE CORPORATION
   - 3.36%
8.000% due 10/01/96                          467,072      470,253
7.500% due 06/01/07                           67,593       68,777
5.470% due 11/15/07 <F1>                   1,000,000      993,500
9.500% due 10/01/08                          282,814      302,218
6.250% due 01/15/09                        1,181,675    1,160,606
8.250% due 03/01/12                          138,273      143,290
8.500% due 03/01/16                          134,793      140,300
7.500% due 07/01/17                           80,515       82,227
11.000% due 04/01/19                          82,858       91,869
11.000% due 11/01/19                         117,762      130,569
11.000% due 05/01/20                         292,010      323,819
11.000% due 06/01/20                         362,916      402,318
7.000% due 09/15/22                          596,485      583,141
                                                      -----------
                                                        4,892,887
                                                      -----------
FEDERAL NATIONAL MORTGAGE ASSOCIATION
   - 10.82%
10.000% due 02/01/04                          11,005
11,683
9.500% due 09/01/05                          203,091      215,488
9.000% due 11/01/05                           74,056       78,348
7.500% due 02/25/06                        1,645,000    1,700,058
7.500% due 03/25/07                        1,200,000    1,248,612
8.000% due 05/01/07                          179,696      186,192
7.000% due 07/25/07                        1,500,000    1,551,810
6.000% due 12/01/08                          982,678      973,077
5.500% due 01/01/09                          997,437      971,942
6.000% due 03/01/09                        1,101,724    1,090,960
5.500% due 04/01/09                        1,012,760      986,712
9.500% due 12/25/18                          869,078      923,690

The accompanying notes are an integral part of the financial statements.

CAPITAL PORTFOLIO
------------------------------------------------------------
MORTGAGE - BACKED SECURITIES (continued)
------------------------------------------------------------

                                          PRINCIPAL   VALUE
                                          ---------   -----
FEDERAL NATIONAL MORTGAGE ASSOCIATION
  (continued)
8.500% due 03/01/19                       $   21,853  $    22,873
7.500% due 07/25/20                        1,000,000    1,023,330
8.000% due 07/25/20                        1,000,000    1,035,330
8.000% due 12/25/20                        1,500,000    1,558,380
4.980% due 10/25/21 <F1>                   1,000,000      939,770
6.344% due 05/25/22 <F1>                   1,241,593    1,245,467
                                                      -----------
                                                       15,763,722
                                                      -----------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION -.67%
7.990% due 12/16/15                          126,397      128,310
9.000% due 11/15/16                          177,234      188,859
10.500% due 11/20/19                         442,564      485,590
9.000% due 12/15/19                          164,993      175,366
                                                      -----------
                                                          978,125
                                                      -----------
NON-GOVERNMENTAL AGENCY - 2.07%
GE Capital Mtg. Services, Inc.
 (6.000% due 08/25/09)                       600,150      569,020
Prudential Home Mortgage Securities
 (7.500% due 07/25/10)                       540,869      548,139
Merrill Lynch Mortgage Investors
 (7.000% due 09/15/17)                     2,000,000    1,897,500
                                                      -----------
                                                        3,014,659
                                                      -----------

Total Mortgage-Backed Securities
     (cost $25,055,728)                               $25,752,902
                                                      -----------

------------------------------------------------------------
CORPORATE BONDS AND NOTES - 6.41%
------------------------------------------------------------

                                          PRINCIPAL   VALUE
                                          ---------   -----

BANK & BANK HOLDING COMPANIES - .40%
Boatmens Bancshares, Inc. Sub. Note
 (9.250% due 11/01/01)                    $  260,000  $   300,093
Comerica Inc., Sub. Note
(9.750% due 05/01/99)                        250,000      277,649
                                                      -----------
                                                          577,742
                                                      -----------
CONGLOMERATES - .47%
Teledyne Corp.
 (10.000% due 06/01/04)                      151,000      152,125
Westinghouse Electric Corp. Deb.
 (8.875% due 06/01/01)                       500,000      521,642
                                                      -----------
                                                          673,767
                                                      -----------
FINANCIAL SERVICES - .81%

Pacific Gulf Properties, Inc.
   Sub. Convertible Deb.
   (8.375% due 02/15/01)                     750,000      693,750
The Helicon Group, L.P.
 (9.000% due 11/01/03)                       500,000      480,000
                                                      -----------
                                                        1,173,750
                                                      -----------
GAMING INDUSTRY - .18%
Circus Circus Enterprises, Inc.
 Senior Sub. Note
   (10.625% due 06/15/97)                    250,000      266,225
                                                      -----------
INSURANCE - .35%
The Penn Central Corp.
 (9.750% due 08/01/99)                       130,000      132,119
Reliance Financial Services Corp.
 Senior Note 9.480% due 11/01/00)            375,000      379,688
                                                      -----------
                                                          511,807
                                                      -----------
MISCELLANEOUS - .65%
Parisian Inc. Sub. Notes
 (9.875% due 07/15/03)                       500,000      420,000
Toll Corporation Sub. Note
 (10.500% due 03/15/02)                      500,000      525,625
                                                      -----------
                                                          945,625
                                                      -----------

The accompanying notes are an integral part of the financial statements.

CAPITAL PORTFOLIO
------------------------------------------------------------
CORPORATE BONDS AND NOTES (continued)
------------------------------------------------------------

                                          PRINCIPAL   VALUE
                                          ---------   -----
OIL & GAS EXPLORATION SERVICES - 1.63%
Columbia Gas Systems Inc. (5.22% PFD)     $    1,757  $    69,402
Maxus Energy Debentures
 (11.250% due 05/01/13)                      208,000      211,640
Rowan Companies, Inc. Senior Note
 (11.875% due 12/01/01)                      750,000      808,125
Tenneco Inc. (10.000% due 08/01/98)          700,000      770,265
Trans Texas Gas, Corp. Senior Notes
 (11.500% due 06/15/02)                      500,000      516,250
                                                      -----------
                                                        2,375,682
                                                      -----------
SAVINGS & LOAN - .10%
Golden West Financial Corp. Sub. Note
 (10.250% due 12/01/00)                      130,000      152,875
                                                      -----------

TELEPHONE & TELECOMMUNICATIONS - .12%
United Telecommunications, Inc. Note
 (9.750% due 04/01/00)                       156,000      176,981
                                                      -----------

UTILITIES - ELECTRIC- 1.70%
Connecticut Light & Power Co.
 1st Ref Mtg. (7.625% due 04/01/97)          691,000      702,083
El Paso Electric 1st Mtg.
 (6.750% due 05/01/98) <F2>                  500,000      515,000
New Orleans Public Service Inc.
 1st Mtg. Note (8.670% due 04/01/05)       1,200,000    1,257,514
                                                      -----------
                                                        2,474,597
                                                      -----------


Total Corporate Bond and Notes
(cost $9,098,447)                                     $ 9,329,051
                                                      -----------

------------------------------------------------------------
SHORT-TERM INVESTMENTS - 24.37%
------------------------------------------------------------

                                          PRINCIPAL   VALUE
                                          ---------   -----
COMMERCIAL PAPER - 19.85%
CBI Industries Incorporated
 (6.040% due 01/25/96)                    $2,000,000  $ 1,991,947
Circus Circus Enterprises Incorporated
 (6.000% due 01/10/96)                     2,000,000    1,997,000
Columbia Healthcare Corporation
 (6.030% due 01/09/96)                     1,000,000      998,667
Columbia Healthcare Corporation
 (6.000% due 02/02/96)                     1,000,000      994,667
Conagra Incorporation
 (6.030% due 01/16/96)                     2,000,000    1,994,975
Crown Cork & Seal Company
 (5.900% due 02/23/96)                    2,000,000    1,982,628
Illinois Power Fuel Company
 (5.990% due 01/26/96)                     2,000,000    1,991,681
Nabisco Incorporated
 (6.030% due 01/08/96)                     2,000,000    1,997,655
Niantic Bay Fuel Trust
 (6.000% due 01/02/96)                     2,000,000    1,999,667
 Penn Power & Light
 (6.020% due 01/04/96)                     2,000,000    1,998,997
Sprint Corp. (6.020% due 01/18/96)         2,000,000    1,994,314
Tele-Communications, Incorporated
 (6.120% due 02/09/96)                     1,000,000      993,370
Tele-Communications, Incorporated
 (6.100% due 02/14/96)                     1,000,000      992,544
Tyson Foods Incorporated
 (6.060% due 01/11/96)                    2,000,000    1,996,633
Union Oil Company of California
 (6.000% due 01/22/96)                     1,000,000      996,500
Union Oil Company of California
(5.930% due 02/09/96)                      1,000,000      993,576
White Consolidated Industries
 Incorporated (5.970% due 01/08/96)        1,000,000      998,839
Yellow Freight System Incorporated
 (6.010% due 01/22/96)                     2,000,000    1,992,988
                                                      -----------
                                                       28,906,648
                                                      -----------

The accompanying notes are an integral part of the financial statements.

CAPITAL PORTFOLIO
------------------------------------------------------------
SHORT-TERM INVESTMENTS (continued)
------------------------------------------------------------

                                          PRINCIPAL   VALUE
                                          ---------   -----

VARIABLE RATE DEMAND NOTES <F3> - 4.52%
General Mills, Incorporated
 (5.290% due 01/03/96)                    $2,065,990  $ 2,065,990
Pitney Bowes Credit Corporation
 (5.295% due 01/03/96)                     1,756,782    1,756,782
Sara Lee Corporation
(5.275% due 01/03/96)                      2,187,278    2,187,278
Southwestern Bell Telephone Company
 (5.275% due 01/03/96)                       142,711      142,711
Wisconsin Electric Power Company
 (5.337% due 01/03/96)                       421,858      421,858
                                                      -----------
                                                        6,574,619
                                                      -----------
Total Short-Term Investments
 (cost $35,481,267)                                   $35,481,267
                                                      -----------

TOTAL INVESTMENTS - 99.36%
 (cost $135,067,776)
$144,690,193 <F4>

OTHER ASSETS AND LIABILITIES - 0.64%                  $   932,315
                                                      -----------
TOTAL NET ASSETS - 100.00%
$145,622,508
                                                      ===========


_______________
*Non-Income producing
(ADR) American Depository Receipt

<F1>
Interest rates vary periodically based on current market rates.
Rates shown
are as of December 31, 1995.
<F2>
Interest payments in default.
<F3>
Interest rates vary periodically based on current market rates.
The maturity
shown for each variable rate demand note is the later of the next scheduled
interest rate adjustment date or the date on which principal can be recovered
through demand.  Information shown is as of December 31, 1995.
<F4>
Gross unrealized appreciation and depreciation of securities at
December 31,
1995 for financial reporting purposes was $12,049,175 and
$2,426,758
respectively; tax amounts were substantially the same.

The accompanying notes are an integral part of the financial statements.

                  CARILLON FUND, INC.
                SCHEDULE OF INVESTMENTS
---------------------------------------------------------------
DECEMBER 31, 1995

BOND PORTFOLIO
---------------------------------------------------------------
U.S. TREASURY OBLIGATIONS - 31.43%
---------------------------------------------------------------

                                          PRINCIPAL   VALUE
                                          ---------   -----
U.S. TREASURY NOTES - 21.79%
6.000% due 10/15/99                       $4,000,000  $ 4,088,747
6.750% due 04/30/00                        2,000,000    2,105,000
7.750% due 02/15/01                        2,500,000    2,761,717
5.875% due 02/15/04                        2,000,000    2,040,624
7.500% due 02/15/05                        3,500,000    3,972,500
6.500% due 08/15/05                        1,000,000    1,065,312
                                                       ----------
                                                       16,033,900
                                                       ----------
U.S. TREASURY STRIPS - 5.45%
0.000% due 02/15/00                        3,250,000    2,611,569
0.000% due 08/15/02                        2,000,000    1,399,220
                                                       ----------
                                                        4,010,789
                                                       ----------
U.S. TREASURY BOND - 4.19%
6.250% due 08/15/23                        3,000,000    3,083,439
                                                       ----------

 Total U.S. Treasury Obiligations
 (cost $21,702,281)                                   $23,128,128
                                                       ----------

---------------------------------------------------------------
MORTGAGE - BACKED SECURITIES - 14.72%
---------------------------------------------------------------

                                          PRINCIPAL   VALUE
                                          ---------   -----
COLLATERALIZED MORTGAGE OBLIGATIONS
     - 3.57%
FNMA (9.500% due 12/25/18)                $  274,061  $   294,199
FHLMC (8.811% due 11/15/20)<F1>              850,536      943,924
FHLMC (8.250% due 12/15/20)                1,000,000    1,067,680
FNMA (5.804% due 12/25/23)<F1>               500,000      322,190
                                                       ----------
                                                        2,627,993
                                                       ----------
FEDERAL HOME LOAN MORTGAGE
   CORPORATION  - 3.50%
7.500% due 02/01/02                           65,841       67,343
9.500% due 04/01/05                          121,154      126,189
7.500% due 06/01/07                          148,765      151,370
11.000% due 05/01/10                          80,427       89,048
12.500% due 08/01/10                          23,966       27,044
8.000% due 11/01/16                           80,826       83,200
9.500% due 02/01/18                           77,227       81,547
6.500% due 07/01/23                          949,009      940,192
8.250% due 01/15/24                        1,000,000    1,011,630
                                                       ----------
                                                        2,577,563
                                                       ----------
FEDERAL NATIONAL MORTGAGE
    ASSOCIATION - 2.99%
12.000% due 04/01/00                          85,644       91,879
9.000% due 08/01/01                           59,317       62,394
8.500% due 01/01/02                           72,957       76,012
10.500% due 06/01/04                          26,261       27,870
10.500% due 05/01/05                         217,116      230,414
6.500% due 06/01/08                        1,355,660    1,363,495
8.000% due 08/01/17                          332,276      344,010
                                                       ----------
                                                        2,196,074
                                                       ----------

The accompanying notes are an integral part of the financial statments.

BOND PORTFOLIO
---------------------------------------------------------------
MORTGAGE - BACKED SECURITIES (continued)
---------------------------------------------------------------

                                          PRINCIPAL   VALUE
                                          ---------   -----
GOVERNMENT NATIONAL MORTGAGE
   ASSOCIATION - .34%
11.000% due 03/15/10                      $   63,528  $    70,913
11.250% due 09/15/13                          51,651       57,979
10.750% due 02/15/16                           8,635        9,564
9.000% due 05/15/20                          107,121      113,448
                                                       ----------
                                                          251,904
                                                       ----------
NON-GOVERNMENTAL AGENCY - 4.32%
Securitized Asset Sales, Inc.
  (6.500% due 07/25/08)                      323,178      309,543
CMC2 Securities Inc.
 (0.000% due 12/25/08)                       441,484      320,906
Country Wide Mortgage-Backed
   Securities, Inc.
 (6.000% due 03/01/09)                       923,433      864,564
Capstead Mortgage Securities Corp.
 (10.950% due 02/01/14)                      271,628      295,436
Greenwich Capital Acceptance
  (7.527% due 08/25/24)<F1>                  989,978      890,980
Residential Funding Mortgage
  Securities, Inc.
  (7.125% due 11/25/25)                      487,366      495,071
                                                       ----------
                                                        3,176,500
                                                       ----------
Total Mortgage-Backed Securities
  (cost $10,529,312)                                  $10,830,034
                                                       ----------

---------------------------------------------------------------
CORPORATE BONDS AND NOTES - 48.56%
---------------------------------------------------------------

                                          PRINCIPAL   VALUE
                                          ---------   -----
BANK & BANK HOLDING COMPANIES - 2.24%
Comerica Inc. Sub Capital
 (9.750% due 05/01/99)                    $  500,000  $   555,297
Nationsbank Corp. Sub
Notes (7.625% due 04/15/05)                1,000,000    1,094,780
                                                       ----------
                                                        1,650,077
                                                       ----------
BROADCASTING / CABLE - 4.24%
Adelphia Communications Series B PIK
 (9.500% due 02/15/04)                       573,925      487,836
CF Cable TV Inc.  Notes
  (9.125% due 07/15/07)                    1,000,000    1,027,500
Jones Intercable, Inc.
  (9.625% due 03/15/02)                      500,000      536,875
Time Warner Inc. (0.000% due 08/15/06)     1,000,000    1,069,486
                                                       ----------
                                                        3,121,697
                                                       ----------
CONGLOMERATES - 1.36%
Figgie International Inc. Notes
 (9.875% due 10/01/99)                     1,000,000      997,500
                                                       ----------
CONSUMER PRODUCTS - 3.88%
First Brands Corp. Senior Sub Notes
 (9.125% due 04/01/99)                       500,000      515,000
Hasbro Inc.  Convertible Deb.
 (6.000% due 11/15/98)                       500,000      548,125
Nabisco Inc. Deb.
 (7.550% due 06/15/15)<F1>                 1,000,000    1,048,124
Revlon Consumer Products Corp.
  Senior Sec. Notes
  (0.000% due 03/15/98)                    1,000,000      740,000
                                                       ----------
                                                        2,851,249
                                                       ----------
FINANCE COMPANIES - .71%
GMAC Senior Notes (7.000% due 03/01/00)      500,000      519,690
                                                       ----------

FOOD, BEVERAGE, & TOBACCO - .66%
RJR Nabisco, Inc. Capital Corporation
  (7.625% due 09/15/03)                      500,000      484,283
                                                       ----------
FOREIGN - 1.37%
Quebec Province CDA Deb.
  (7.125% due 02/09/24)                    1,000,000    1,007,950
                                                       ----------

The accompanying notes are an integral part of the financial statments.

BOND PORTFOLIO
---------------------------------------------------------------
CORPORATE BONDS AND NOTES (continued)
---------------------------------------------------------------

                                          PRINCIPAL   VALUE
                                          ---------   -----
GAMING INDUSTRY - 6.41%
Boomtown, Inc. 1st Mtg.
 (11.500% due 11/01/03)                   $1,000,000  $   835,000
Casino America, Inc.
 (11.500% due 11/15/01)                    1,000,000      932,500
Circus Circus Enterprises, Inc.
  Senior Notes
 (6.750% due 07/15/03)                     1,000,000    1,010,359
Empress River Casino Finance Corp.
  Senior Notes
 (10.750% due 04/01/02)                    1,000,000    1,020,000
Hollywood Casino Corp.
 Senior Notes (12.750% due 11/01/03)       1,000,000      915,000
ITT Corporation  (6.750% due 11/15/05)     1,000,000    1,023,118
                                                       ----------
                                                        5,735,977
                                                       ----------
HEALTH CARE - 3.60%
Columbia / HCA Healthcare Corp.
 (7.690% due 06/15/25)                       500,000      551,687
Foundation Health Corp. Notes
 (7.750% due 06/01/03)                       500,000      526,528
Tenet Healthcare Corp.
 (10.125% due 03/01/05)                      500,000      553,750
Universal Health Services Senior Notes
 (8.750% due 08/15/05)                     1,000,000    1,020,000
                                                       ----------
                                                        2,651,965
                                                       ----------
INDUSTRIAL POWER PRODUCTION - .90%
Calpine Corp. Senior Note
 (9.250% due 02/01/04)                       750,000      660,000
                                                       ----------

INSURANCE - 6.01%
Berkley (W.R.) Corp. Deb.
 (9.875% due 05/15/08)                       500,000      627,651
Home Holdings, Inc. Senior Notes
 (7.750% due 12/15/98)                     1,000,000      897,500
Leucadia National Corp. Senior Sub.
 (8.250% due 06/15/05)                     1,000,000    1,056,682
Leucadia National Corp.
 (10.375% due 06/15/02)                    1,000,000    1,081,851
The Penn Central Corp.
 (9.750% due 08/01/99)                       500,000      508,149
Reliance Group Holdings, Inc.
 (9.480% due 11/01/00)<F1>                   245,000      248,063
                                                       ----------
                                                        4,419,896
                                                       ----------
MANUFACTURING - 2.67%
International Wire Group Inc.
  (11.750% due 06/01/05)                     500,000      475,000
Terex Corp. Senior Sec. Note
 (13.750% due 05/15/02)                    1,000,000      887,500
UCAR Global Enterprises Inc.
 (12.000% due 01/15/05)                      530,000      602,875
                                                       ----------
                                                        1,965,375
                                                       ----------
OIL & GAS - PETROLEUM REFINING - 2.38%
Coastal Corp. Senior Notes
  (9.750% due 08/01/03)                    1,000,000    1,193,097
Penzoil Company Note
 (9.625% due 11/15/99)                       500,000      560,130
                                                       ----------
                                                        1,753,227
                                                       ----------
OIL & GAS
- FIELD EXPLORATION SERVICES - 5.34%
Mesa Incorporated
 (12.750% due 06/30/96)                      243,000      216,270
Mitchell Energy Development Corp.
 Senior Note
 (6.750% due 02/15/04)                       750,000      759,744
PDV America, Inc. Senior Note
 (7.750% due 08/01/00)                     1,000,000      970,000
Triton Incorporated Senior Sub. Note
 (0.000% due 11/01/97)                     1,000,000      862,500
Union Texas Petroleum
 (8.375% due 03/15/05)                     1,000,000    1,122,970
                                                       ----------
                                                        3,931,484
                                                       ----------
PAPER & FOREST PRODUCTS - .73%
Westvaco Corp. (10.300% due 01/15/19)        500,000      533,693
                                                       ----------
RETAIL - FOOD - .56%
Great American Cookie Company
 (10.875% due 01/15/01)                      500,000      415,000
                                                       ----------

RETAIL - GENERAL - 1.49%
Hook - SuperX Inc.
 (10.125% due 06/01/02)                    1,000,000    1,094,960
                                                       ----------

The accompanying notes are an integral part of the financial statments.

BOND PORTFOLIO
---------------------------------------------------------------
CORPORATE BONDS AND NOTES (continued)
---------------------------------------------------------------

                                          PRINCIPAL   VALUE
                                          ---------   -----
SAVINGS & LOANS - 1.09%
Western Financial Savings Bank Deb.
 (8.500% due 07/01/03)                    $  750,000  $   803,457
                                                       ----------
TRANSPORTATION - 1.53%
NWA Trust Senior Notes - Class B
 (10.230% due 06/21/14)<F1>                  975,384    1,127,837
                                                       ----------


Total Corporate Bonds & Notes
 (cost $34,480,965)                                   $35,725,317
                                                       ----------

---------------------------------------------------------------
COMMON STOCKS - .09%
---------------------------------------------------------------

                                          SHARES      VALUE
                                          ------      -----
OIL & GAS - DOMESTIC - .03%
Mesa Incorproated*                           6,417    $  24,064
                                                       ----------
TRAVEL & RECREATION - .06%
Host Marriot*                                  752        9,964
Marriott International                         752       28,764
                                                       ----------
                                                         38,728
                                                       ----------

 Total Common Stocks (cost $62,998)                   $  62,792
                                                       ----------

-------------------------------------------------------------
WARRANTS - .02%
-------------------------------------------------------------


                                          SHARES      VALUE
                                          ------      -----
GAMING INDUSTRY - .01%
Boomtown Incorporated Warrants               1,000    $    1,000
Hemmeter Enterprises Warrants                6,000         9,000
                                                       ----------
                                                          10,000
                                                       ----------
RETAIL - FOOD - .01%
Great American Cookie Warrants                  90         2,250
                                                       ----------
 Total Warrants (cost $28,050)                         $  12,250
                                                       ----------

---------------------------------------------------------------
PREFERRED STOCKS - 1.22%
---------------------------------------------------------------

                                          SHARES      VALUE
                                          ------      -----
PACKAGING - 1.22%
Earthshell Container Corporation
        Series A
 Cumulative Senior Convertible 8%<F2>       500       $  900,000
                                                       ----------
 Total Preferred Stocks (cost $500,000)               $  900,000
                                                       ----------


The accompanying notes are an integral part of the financial statments.

BOND PORTFOLIO
---------------------------------------------------------------
SHORT-TERM INVESTMENTS - 2.16%
---------------------------------------------------------------

                                          PRINCIPAL   VALUE
                                          ---------   -----
VARIABLE RATE DEMAND NOTES<F3> - 2.16%
General Mills, Incorporated
 (5.2909% due 01/03/96)                   $  562,987  $   562,987
Pitney Bowes Credit Corporation
 (5.295% due 01/03/96)                        88,438       88,438
Sara Lee Corporation
(5.275% due 01/03/96)                        573,324      573,324
Southwestern Bell Telephone Company
 (5.275% due 01/03/96)                        32,607       32,607
Wisconsin Electric Power Company
 (5.337% due 01/03/96)                       330,833      330,833
                                                       ----------
                                                        1,588,189
                                                       ----------

 Total Short-Term Investments
 (cost $1,588,189)                                    $ 1,588,189
                                                       ----------
TOTAL INVESTMENTS - 98.20%
 (cost $68,891,795)                                   $72,246,710
<F4>

OTHER ASSETS AND LIABILITIES - 1.80%                  $ 1,320,989
                                                       ----------

TOTAL NET ASSETS - 100.00%                            $73,567,699
                                                      ===========


_____________
*Non-income Producing
(PIK) Payment in Kind

<F1>
Interest rates vary periodically based on current market rates.
Rates shown
are as of December 31, 1995.
<F2>
144 A - Privately placed security traded among qualified
institutional
buyers.
<F3>
Interest rates vary periodically based on current market rates.
The maturity
shown for each variable rate demand note is the   later of the
next scheduled
interest rate adjustment date or the date on which principal can be recovered through demand. Information shown is as of December 31, 1995.
<F4>
Gross unrealized appreciation and depreciation of securities at December 31,
1995 for financial reporting purposes was $4,048,528 and $693,613 respectively; tax amounts were substantially the same.

The accompanying notes are an integral part of the financial statments.

                   CARILLON FUND, INC.
         STATEMENTS OF ASSETS AND LIABILITIES
--------------------------------------------------------------
DECEMBER 31, 1995

                                Equity        Capital       Bond
                                Portfolio     Portfolio
Portfolio
                                ---------     ---------
---------
ASSETS
Investments in securities,
 at value (cost $175,920,205;   $218,835,319  $144,690,193
$72,246,710
 $135,067,776; $68,891,795)
Receivables:
 Shares sold                         613,564       346,931
200,974
 Interest and dividends              500,951       974,672
1,239,833
Prepaid expenses                       4,007         9,131
2,529
                                ------------  ------------
-----------
                                 219,953,841   146,020,927
73,690,046
                                ------------  ------------
-----------
LIABILITIES
Investment securities
   purchased                         242,864        ---
---
Investment advisory fees             105,836        83,450
29,747
Custodial and portfolio
   accounting fees                     5,550         6,824
5,817
Professional fees                      9,055         7,919
7,643
Deferred compensation
   for directors                      ---           ---
78,097
Bank overdraft                        26,250       299,101
---
Other accrued expenses                 1,039         1,125
1,043
                                ------------  ------------
-----------
                                     390,594       398,419
122,347
                                ------------  ------------
-----------
NET ASSETS
Paid-in capital                  166,237,225   133,657,394
70,344,243
Undistributed net
   investment income                 448,232       369,776
573,990
Accumulated net realized
   gain/(loss)                     9,962,676     1,972,921
(705,449)
Net unrealized appreciation       42,915,114     9,622,417
3,354,915

                                $219,563,247  $145,622,508
$73,567,699
                                ============  ============
===========

Shares authorized
   ($.10 par value)               20,000,000    15,000,000
10,000,000
                                ============  ============
===========

Shares outstanding                13,271,036    10,615,444
6,646,535
                                ============  ============
===========

Net asset value,
 offering and redemption price
 per share (Net assets/shares
 outstanding)                   $      16.54  $      13.72  $
11.07

                                ============  ============
===========

The accompanying notes are an integral part of the financial statements.

                 CARILLON FUND, INC.
              STATEMENTS OF OPERATIONS
-----------------------------------------------------------
YEAR ENDED DECEMBER 31, 1995

                                Equity       Capital      Bond
                                Portfolio    Portfolio
Portfolio
                                ---------    ---------
---------
INVESTMENT INCOME
Interest                        $ 1,334,466  $ 6,396,152  $
5,599,409
Dividends (net of foreign
  withholding taxes of
  $77,205; $35,722; $0)           3,125,590    1,327,680
211
                                -----------  -----------
-----------

                                  4,460,056    7,723,832
5,599,620
                                -----------  -----------
-----------
EXPENSES
Investment advisory fees          1,108,596      913,378
314,237
Custodial fees and expenses          42,765       26,602
19,216
Portfolio accounting fees            32,383       42,247
37,387
Professional fees                     9,683       10,278
9,724
Directors' fees                      13,981       13,982
13,981
Transfer agent fees                   5,766        5,760
5,778
Registration and filing fees          5,560        4,666
5,650
Other                                11,247       10,099
9,074
                                -----------  -----------
-----------
                                  1,229,981    1,027,012
415,047
                                -----------  -----------
-----------

NET INVESTMENT INCOME             3,230,075    6,696,820
5,184,573
                                -----------  -----------
-----------
REALIZED AND UNREALIZED
 GAIN/(LOSS) ON INVESTMENTS
Net realized gain/loss)
  on investments                  9,962,775    1,973,190
(162,632)
Net change in unrealized
  appreciation/depreciation
  of investments                 31,418,181    8,952,302
6,104,034
                                -----------  -----------
-----------
NET REALIZED AND UNREALIZED
  GAIN ON INVESTMENTS            41,380,956   10,925,492
5,941,402
                                -----------  -----------
-----------
NET INCREASE IN NET ASSETS
  FROM OPERATIONS               $44,611,031  $17,622,312
$11,125,975
                                ===========  ===========
===========


The accompanying notes are an integral part of the financial statements.

             CARILLON FUND, INC.
      STATEMENTS OF CHANGES IN NET ASSETS
------------------------------------------------------

                                         Equity Portfolio


                                   For the Year Ended December
31,

-------------------------------
                                   1995             1994
                                   ----             ----
OPERATIONS
Net investment income              $  3,230,075     $  2,179,435
Net realized gain on investments      9,962,775       12,644,565
Net change in  unrealized
 appreciation/(depreciation)
 of investments                      31,418,181      (10,119,382)
                                   ------------     ------------
                                     44,611,031        4,704,618
                                   ------------     ------------

DISTRIBUTIONS TO SHAREHOLDERS
Net investment income                (3,023,061)      (2,008,382)
Net realized gain on investments    (12,644,665)      (5,834,819)
                                   ------------     ------------
                                    (15,667,726)      (7,843,201)
                                   ------------     ------------

FUND SHARE TRANSACTIONS
Proceeds from shares sold            29,948,214       24,726,975
Net asset value of shares
 issued to shareholders
 in reinvestment of dividends
 and distributions                   15,667,726        7,843,201
Payments for shares redeemed        (12,692,274)      (9,973,908)
                                   ------------     ------------
                                     32,923,666       22,596,268
                                   ------------     ------------

NET INCREASE IN NET ASSETS           61,866,971       19,457,685

NET ASSETS
Beginning of year                   157,696,276      138,238,591
                                   ------------     ------------
End of year (including
 undistributed net investment
 income of $448,232 in 1995
 and $241,218 in 1994)             $219,563,247     $157,696,276
                                   ============     ============


FUND SHARE TRANSACTIONS:
Sold                                  1,968,821        1,706,967
Issued in reinvestment of
  dividends and distributions         1,111,633          535,871
Redeemed                               (837,546)        (693,517)
                                   ------------     ------------

Net increase from
 fund share transactions              2,242,908        1,549,321
                                   ============     ============

The accompanying notes are an integral part of the financial statements.

               CARILLON FUND, INC.
      STATEMENTS OF CHANGES IN NET ASSETS
------------------------------------------------------

                                            Capital Portfolio


                                    For the Year Ended December
31,

-------------------------------
                                    1995             1994
                                    ----             ----
OPERATIONS
Net investment income               $  6,696,820     $  4,674,137
Net realized gain on investments       1,973,190        5,500,010
Net unrealized appreciation/
 (depreciation) of investments         8,952,302
(9,024,428)
                                    ------------     ------------
                                      17,622,312        1,149,719

                                    ------------     ------------
DISTRIBUTIONS TO SHAREHOLDERS
Net investment income                 (6,389,872)
(4,389,579)
Net realized gain on investments      (5,716,244)
(1,768,494)
                                    ------------     ------------
                                     (12,106,116)
(6,158,073)
                                    ------------     ------------
FUND SHARE TRANSACTIONS
Proceeds from shares sold             21,179,705       25,455,114
Net asset value of shares
 issued to shareholders
 in reinvestment of dividends
 and distributions                    12,106,115        6,158,073
Payments for shares redeemed         (12,442,444)
(7,358,153)
                                    ------------     ------------
                                      20,843,376       24,255,034
                                    ------------     ------------

NET INCREASE IN NET ASSETS            26,359,572       19,246,680

NET ASSETS
Beginning of year                    119,262,936      100,016,256
End of year
 (including undistributed
  net investment income of
  $369,776 in 1995 and
  $278,793 in 1994)                 $145,622,508     $119,262,936
                                    ============     ============

FUND SHARE TRANSACTIONS:
Sold                                   1,579,714        1,885,321
Issued in reinvestment of
 dividends and distributions             922,915          458,326
 Redeemed                               (928,220)
(547,407)
                                    ------------     ------------
Net increase from fund
 share transactions                    1,574,409        1,796,240
                                    ============     ============


The accompanying notes are an integral part of the financial statements.

               CARILLON FUND, INC.
       STATEMENTS OF CHANGES IN NET ASSETS
---------------------------------------------------------

                                           Bond Portfolio

                                    For the Year Ended December
31,

-------------------------------
                                    1995              1994
                                    ----              ----
OPERATIONS
Net investment income               $ 5,184,573       $ 3,971,668
Net realized (loss) on investments     (162,632)
(305,057)
Net unrealized appreciation/
(depreciation) of investments         6,104,034
(4,551,099)
                                    -----------       -----------
                                     11,125,975
(884,488)
                                    -----------       -----------

DISTRIBUTIONS TO SHAREHOLDERS
Net investment income                (5,049,814)
(4,072,051)
Net realized gain on investments       ---
(1,473,887)
                                    -----------       -----------
                                     (5,049,814)
(5,545,938)
                                    -----------       -----------

FUND SHARE TRANSACTIONS
Proceeds from shares sold            12,251,770        12,029,310
Net asset value of shares
  issued to shareholders
  in reinvestment of dividends
  and distributions                   5,049,814         5,545,938
Payments for shares redeemed         (5,739,318)
(9,343,895)
                                    -----------       -----------
                                     11,562,266         8,231,353
                                    -----------       -----------
NET INCREASE IN NET ASSETS           17,638,427         1,800,927


NET ASSETS
Beginning of year                    55,929,272        54,128,345
                                    -----------       -----------
End of year (including
  undistributed net investment
  income of $573,990 in 1995
  and $201,471 in 1994)             $73,567,699       $55,929,272
                                    ===========       ===========


FUND SHARE TRANSACTIONS:
Sold                                  1,141,491         1,136,443
Issued in reinvestment of
  dividends and distributions           469,937           532,039
Redeemed                               (538,145)
(886,187)
                                    -----------       -----------
Net increase from
  share transactions                  1,073,283           782,295
                                    ===========       ===========

The accompanying notes are an integral part of the financial statements.

                     CARILLON FUND, INC.
               NOTES TO FINANCIAL STATEMENTS
---------------------------------------------------------------
DECEMBER 31, 1995

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Carillon Fund, Inc. (the Fund) is registered under the Investment Company Act of 1940, as amended, as a no-load, diversified, open-end management investment company. The shares of the Fund are sold only to The Union Central Life Insurance Company (Union Central) and its separate accounts to fund the benefits under certain variable insurance products. The Fund's shares are offered in four different series - Equity Portfolio, Capital Portfolio, Bond Portfolio, and S&P 500 Index Portfolio. The Equity Portfolio seeks long-term appreciation of capital by investing primarily in common stocks and other equity securities. The Capital Portfolio seeks the highest total return through a combination of income and capital appreciation consistent with the reasonable risks associated with an investment portfolio of above-average quality by investing in equity securities, debt instruments, and money market instruments. The Bond Portfolio seeks a high level of current income as is consistent with reasonable investment risk by investing primarily in long-term, fixed-income, investment-grade corporate bonds. The financial statements for the S&P 500 Index Portfolio are presented separately.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation - Securities held by the Equity, Capital, and Bond Portfolios, except for money market instruments maturing in 60 days or less, are valued as follows: Securities traded on stock exchanges (including securities traded in both the over-the-counter market and on an exchange), or listed on the NASDAQ National Market System, are valued at the last sales price as of the close of the New York Stock Exchange on the day the securities are being valued, or, lacking any sales, at the closing bid prices. Securities traded only in the over-the-counter market are valued at the last bid price, as of the close of trading on the New York Stock Exchange, quoted by brokers that make markets in the securities. Other securities for which market quotations are not readily available are valued at fair value as determined in good faith under procedures adopted by the Board of Directors. Money market instruments with a remaining maturity of 60 days or less held by the Equity, Capital, and Bond Portfolios are valued at amortized cost which approximates market.

Securities transactions and investment income - Securities transactions are recorded on the trade date (the date the order to buy or sell is executed). Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Accretion of market discounts are deferred until sale. Accretion of original issue discounts are recognized currently. Gains and losses on sales of investments are calculated on the identified cost basis for financial reporting and tax purposes. The cost of investments is substantially the same for financial reporting and tax purposes.

Federal taxes - It is the intent of the Fund to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net investment income and any net realized capital gains. Regulated investment companies owned by the segregated asset accounts of a life insurance company, held in connection with variable annuity contracts, are exempt from excise tax on undistributed income. Therefore, no provision for income or excise taxes has been recorded. The Bond Portfolio has a capital loss carryforward for tax purposes of $704,492 at December 31, 1995, of which $446,614 expires in 2002, and $257,878 expires in 2003.

Dividends and capital gains distributions - Dividends from net investment income in the Equity, Capital and Bond Portfolios are declared and paid quarterly. Net realized capital gains are distributed periodically, no less frequently than annually. Dividends from net investment income and capital gains distributions are recorded on the ex-dividend date. All dividends and distributions are reinvested in additional shares of the respective Portfolio at the net asset value per share.

The amount of dividends and distributions are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

Expenses - Allocable expenses of the Fund are charged to each Portfolio based on the ratio of the net assets of each Portfolio to the combined net assets of the Fund. Nonallocable expenses are charged to each Portfolio based on specific identification.

NOTE 2 - TRANSACTIONS WITH AFFILIATES

Investment advisory fees - The Fund pays investment advisory fees to Carillon Advisers, Inc. (the Adviser), under terms of an Investment Advisory Agreement (the Agreement). Certain officers and directors of the Adviser are affiliated with the Fund. The Fund pays the Adviser, as full compensation for all services and facilities furnished, a monthly fee computed separately for each Portfolio on a daily basis, at an annual rate, as follows:

     (a)  for the Equity Portfolio - .65% of the first
$50,000,000, .60% of the next $100,000,000, and .50% of all over
$150,000,000 of the current net asset value:

     (b)  for Capital Portfolio - .75% of the first $50,000,000,
 .65% of the next $100,000,000, and .50% of all over $150,000,000 of the current net asset value.

     (c)  for the Bond Portfolio - .50% of the first
$50,000,000, .45% of the next $100,000,000, and .40% of all over
$150,000,000 of the current net asset value.

The Agreement provides that if the total operating expenses of the Fund, exclusive of the advisory fee and certain other expenses as described in the Agreement, for any fiscal quarter exceed an annual rate of 1% of the average daily net assets of the Fund, the Adviser will reimburse the Fund for such excess, up to the amount of the advisory fee for that year. Such amount, if any, will be calculated daily and credited on a monthly basis. No such reimbursements were required for the periods presented in the financial statements.

In addition to providing investment advisory services, the Adviser is responsible for providing certain administrative functions to the Fund. The Adviser has entered into an Administration Agreement with Carillon Investments, Inc. (the Distributor) under which the Distributor furnishes substantially all of such services for an annual fee of .20% of the Fund's average net assets. The fee is borne by the Adviser, not the Fund.

Carillon Advisers, Inc. and Carillon Investments, Inc. are wholly-owned subsidiaries of Union Central.

Directors' fees - Each director who is not affiliated with the Adviser receives fees from the Fund for service as a director. Members of the Board of Directors who are not affiliated with the Adviser are eligible to participate in a deferred compensation plan. The value of each director's deferred compensation account will increase or decrease at the same rate as if it were invested in shares of the Scudder Money Market Fund.


NOTE 3 - SUMMARY OF PURCHASES AND SALES OF INVESTMENTS

Purchases and sales of securities for the year ended December
31, 1995, excluding short-term obligations, follow:

                                 Equity       Capital      Bond
                                 Portfolio    Portfolio
Portfolio
                                 ---------    ---------
---------
Total Cost of Purchases of:
  Common Stocks                  $81,844,932  $30,431,474  $
-----
  U.S. Government Securities       -----       16,949,124
23,228,059
  Corporate Bonds                  -----        7,156,718
57,777,602
                                 -----------  -----------
-----------
                                 $81,844,932  $54,537,316
$81,005,661
                                 ===========  ===========
===========


Total Proceeds from Sales of:
  Common Stocks                  $56,668,208  $14,222,567  $
-----
  U.S. Government Securities       -----       23,511,177
23,527,665
  Corporate Bonds                  -----        7,440,376
44,784,519
                                 -----------  -----------
-----------
                                 $56,668,208  $45,174,120
$68,312,184
                                 ===========  ===========
===========




NOTE 4 -FINANCIAL HIGHLIGHTS

Computed on the basis of a share of capital stock outstanding throughout the year.


                                        Equity Portfolio
                                      Year Ended December 31,

                                ---------------------------------


                             1995      1994      1993      1992
  1991
Net Asset Value,
Beginning of Year            $ 14.30   $ 14.58   $ 13.74    $
12.60   $  8.81

Investment Activities:
Net investment income           .24      .20        .16
 .19      .20<F1>

Net realized and
unrealized gains/
 (losses)                      3.36      .31       1.69
1.27      3.79
                             --------  --------  --------
--------  --------
Total from Investment
 Operations                    3.60      .51       1.85
1.46      3.99
                             --------  --------  --------
--------  --------
Distributions:
Net investment income         (.23)      (.19)     (.16)
(.19)      (.20)
Net realized gains           (1.13)      (.60)     (.85)
(.13)       ---

                             --------  --------  --------
--------  --------
Total Distributions          (1.36)      (.79)    (1.01)
(.32)      (.20)
                             --------  --------  --------
--------  --------
Net Asset Value,
End of Year                  $ 16.54   $ 14.30   $ 14.58   $
13.74    $12.60
                             ========  ========  ========
========  ========

Total Return                  26.96%     3.42%     14.11%
11.78%    45.55%

Ratios/Supplemental Data:
------------------------
Ratio of Expenses to
Average Net Assets              .66%      .69%       .70%
 .72%     .75%<F1>

Ratio of Net Investment
Income to Average
Net Assets                     1.73%     1.45%      1.18%
1.47%   1.79%<F1>
Portfolio Turnover Rate       34.33%    40.33%     37.93%
46.75%     55.17%

Net Assets,
 End of Year (000's)         $219,563  $157,696  $138,239
$102,306  $79,352

<F1>
Net of expenses waived by the Adviser of $.002 per share.

Computed on the basis of a share of capital stock outstanding throughout the year.


                                         Capital Portfolio

                                      Year Ended December 31,
                                      ----------------------

                             1995      1994      1993      1992
  1991
Net Asset Value,
Beginning of Year            $ 13.19   $ 13.81   $ 12.99   $
12.82   $ 10.57

Investment Activities:
Net investment income           .64        .52      .43      .42
     .47
Net realized and
unrealized gains/(losses)      1.15       (.39)    1.17      .56
    2.25
                             -------   -------   -------
-------   -------
Total from Investment
 Operations                    1.79        .13     1.60      .98
    2.72
                             -------   -------   -------
-------   -------
Distributions:
Net investment income          (.64)      (.52)    (.42)    (.42)
    (.47)
Net realized gains             (.62)      (.23)    (.36)    (.39)
    ---
                             -------   -------   -------
-------   -------
Total Distributions           (1.26)      (.75)     (.78)
(.81)      (.47)
                             -------   -------   -------
-------   -------
Net Asset Value,
End of Year                  $ 13.72   $ 13.19   $ 13.81   $
12.99   $ 12.82
                             =======   =======   =======
=======   =======

Total Return                  14.28%      .94%    12.72%
7.93%    26.10%

Ratios/Supplemental Data:
------------------------
Ratio of Expenses to
Average Net Assets             .77%       .80%     .82%      .88%
   .95%

Ratio of Net
Investment Income to
Average Net Assets            4.99%     4.25%     3.31%     3.49%
   4.05%

Portfolio Turnover Rate      43.83%    41.89%    32.42%    39.74%
  47.93%

Net Assets,
End of Year (000's)          $145,623  $119,263  $100,016
$68,674   $41,844


Computed on the basis of a share of capital stock outstanding throughout the year.

                                          Bond Portfolio

                                        Year Ended December 31,
                                        -----------------------
                             1995      1994      1993      1992
  1991
Net Asset Value,
Beginning of Year            $10.04    $11.30    $10.91    $10.96
  $10.10
                             -------   -------   -------
-------   -------

Investment Activities:
Net investment income          .88       .77       .73       .82
     .86
Net realized and
unrealized gains/(losses)      .98      (.95)      .54      (.01)
     .87
                             -------   -------   -------
-------   -------
Total from Investment
 Operations                    1.86      (.18)     1.27       .81
     1.73
                             -------   -------   -------
-------   -------

Distributions:
Net investment income         (.83)      (.78)     (.73)
(.82)     (.87)
                             -------   -------   -------
-------   -------
Net realized gains             ---       (.30)     (.15)
(.04)       ---

                             -------   -------   -------
-------   -------
Total Distributions           (.83)     (1.08)     (.88)
(.86)      (.87)

                             -------   -------   -------
-------   -------

Net Asset Value,
End of Year                  $ 11.07   $ 10.04   $ 11.30   $
10.91   $ 10.96
                             =======   =======   =======
=======   =======

Total Return                  19.03%    (1.63%)   11.94%    7.65%
   17.89%

Ratios/Supplemental Data:
------------------------
Ratio of Expenses to
Average Net Assets             .65%      .68%     .66%      .69%
     .73%

Ratio of Net Investment
Income to Average
 Net Assets                   7.43%     7.21%     6.65%     7.59%
    8.27%

Portfolio Turnover Rate      111.01%    70.27%   137.46%
40.91%     39.82%

Net Assets,
End of Year (000's)          $73,568   $55,929   $54,128
$38,557   $31,009


           Independent Auditor's Report
------------------------------------------------------


To the Board of Trustees and Shareholders of S&P 500 Index Portfolio


We have audited the accompanying statement of net assets of the S&P 500 Index
Portfolio of Carillon Fund, Inc. (the "Fund"), as of December 31,
1995, the
related statement of operations, and the statement of changes in net assets for the period from December 29, 1995 (date of inception) to December 31,
1995. These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.
Our procedures included confirmation of securities owned as of December 31,
1995, by correspondence with the custodian and a broker. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements as of December 31, 1995, present fairly, in all material respects, the financial position of the Fund, as of
December 31, 1995, and the results of its operations and the changes in its net assets for the period presented in conformity with generally accepted accounting principles.


/s/ Deloitte & Touche LLP


Deloitte & Touche LLP
Dayton, Ohio
February 2, 1996

          S&P 500 INDEX PORTFOLIO
          STATEMENT OF NET ASSETS
--------------------------------------------------
December 31, 1995

ASSETS
Investment in securities, at value:
$300,000 United States Treasury Bill
due September 9, 1996
(Amortized cost $289,225)                       $   289,225

Variation margin receivable on 1
Standard & Poor's 500 Index Futures Contract
(Strike price 624.10 expiring June 1996)                 25
Cash                                                 15,898
                                                -----------
               Total Assets                         305,148
                                                -----------


LIABILITIES                                         -----


NET ASSETS
Paid-in capital                                     305,000
Undistributed net investment income                     123
Net unrealized appreciation
on futures contract                                      25

                                                $   305,148
                                                ===========


Shares authorized ($.10 par value)               10,000,000
                                                ===========
Shares outstanding                                   30,500
                                                ===========
Net asset value, offering and
redemption price per share
(Net assets / shares outstanding)               $     10.00
                                                ===========

The accompanying notes are an integral part of the financial statements.

           S&P 500 INDEX PORTFOLIO
           STATEMENT OF OPERATIONS
------------------------------------------------

                         For the Period From December 29, 1995
                                   to December 31, 1995

INVESTMENT INCOME
   Interest                               $    123

EXPENSES                                     ----
                                          --------


NET INVESTMENT INCOME                          123
                                          --------

REALIZED AND UNREALIZED GAIN
   ON INVESTMENTS
Net change in unrealized appreciation
 on futures contract                           25
                                          --------

NET INCREASE IN NET ASSETS
 FROM OPERATIONS                          $    148
                                          ========


The accompanying notes are an integral part of the financial statements.

               S&P 500 INDEX PORTFOLIO
         STATEMENT OF CHANGES IN NET ASSETS
-----------------------------------------------------------

                           For the Period From December 29, 1995
                                    to December 31, 1995

OPERATIONS
Net investment income                   $    123
Net change in unrealized
 appreciation on futures contract             25
                                        --------
                                             148
                                        --------

FUND SHARE TRANSACTIONS
Proceeds from shares sold                305,000
Net asset value of share issued
 to shareholders in reinvestment
 of dividends and distributions           -----
   Payments for shares redeemed           -----
                                        --------

                                         305,000
                                        --------

NET INCREASE IN NET ASSETS               305,148

NET ASSETS
Beginning of period                       -----
                                        --------

End of period
 (including undistributed
 net investment income of $123)         $305,148
                                        ========

FUND SHARE TRANSACTIONS:
Sold                                      30,500
Issued in reinvestment of
 dividends and distributions               ----
   Redeemed                                ----
                                        --------

Net increase from fund share
 transactions                             30,500
                                        ========

The accompanying notes are an integral part of the financial statements.

                 S&P 500 INDEX PORTFOLIO
              NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------
December 31, 1995

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

The S&P 500 Index Portfolio (Index) is a series of Carillon Fund, Inc. (the Fund), a no-load, diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended. The shares of Index are sold only to The Union Central Life Insurance Company (Union Central) and its separate accounts to fund benefits under certain variable insurance products. Index seeks investment results that correspond to the total return performance of U.S. commons stocks, as represented in the Standard & Poors 500 Index. Index commenced operations on December 29, 1995.

The Funds shares are offered in four different series - Equity
Portfolio, Capital Portfolio, Bond Portfolio, and the S&P 500
Index Portfolio. The financial statements for the Equity Capital and Bond Portfolios are presented separately.

Securities valuation - Securities, except for money market instruments maturing in 60 days or less, are valued as follows:
Securities traded on stock exchanges (including securities traded in both the over-the-counter market and on an exchange), or listed on the NASDAQ National Market System, are valued at the last sales price as of the close of the New York Stock Exchange on the day the securities are being valued, or, lacking any sales, at the closing bid prices. Securities traded only in the over-the-counter market are valued at the last bid price, as of the close of trading on the New York Stock Exchange, quoted by brokers that make markets in the securities. Other securities for which market quotations are not readily available are valued at fair value as determined in good faith under procedures adopted by the Board of Directors. Money market instruments with a remaining maturity of 60 days or less are valued at amortized cost which approximates market.

Securities transactions and investment income - Securities transactions are recorded on the trade date (the date the order to buy or sell is executed). Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Gains and losses on sales of investments are calculated on the identified cost basis for financial reporting and tax purposes. The cost of investments is substantially the same for financial reporting and tax purposes.

Federal taxes - It is the intent of Index to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net investment income and any net realized capital gains. Regulated investment companies owned by the segregated asset accounts of a life insurance e company, held in connection with variable annuity contracts, are exempt from excise tax on undistributed income. Therefore, no provision for income or excise taxes has been recorded.

Dividends and capital gains distributions - Dividends from net investment income are declared and paid quarterly. Net realized capital gains are distributed periodically, no less frequently than annually. Dividends from net investment income and capital gains distributions are recorded on the ex-dividend date. All dividends and distributions are reinvested in additional shares of the respective Portfolio at the net asset value per share.

The amount of dividends and distributions are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital

Expenses - Allocable expenses of the Fund are charged to each Portfolio based on the ratio of the net assets of each Portfolio to the combined net assets of the Fund. Nonallocable expenses are charged to each Portfolio based on specific identification.





NOTE 2 - TRANSACTIONS WITH AFFILIATES

Investment advisory fees - Index pays investment advisory fees to Carillon Advisers, Inc. (the Adviser), under terms of an Investment Advisory Agreement (the Agreement). Certain officers and directors of the Adviser are affiliated with Index. Index pays the Adviser, as full compensation for all services and facilities furnished, a monthly fee computed on a daily basis, at an annual rate of 0.30% of the current net asset value. The Agreement provides that the Adviser will limit the operating expenses of Index, other than the advisory fee, to an annual rate of 0.30% of the average daily net assets. The Adviser will reimburse Index for expenses exceeding this rate. No such reimbursements were required for the period presented in the financial statements.

In addition to providing investment advisory services, the Adviser is responsible for providing certain administrative functions to the Fund. The Adviser has entered into an Administration
Agreement with Carillon Investments, Inc. (the Distributor) under which the Distributor furnishes substantially all of such services for an annual fee of .05% of the Funds average net assets. The fee is borne by the Adviser, not the Fund.

Carillon Advisers, Inc. and Carillon Investments, Inc. are wholly-owned subsidiaries of Union Central.

Directors fees - Each director who is not affiliated with the Adviser receives fees from the Fund for service as a director. Members of the Board of Directors who are not affiliated with the Adviser are eligible to participate in a deferred compensation plan. The value of each directors deferred compensation account will increase or decrease at the same rate as if it were invested in shares of the Scudder Money Market Fund.


NOTE 3 - FUTURES CONTRACTS

Index may purchase futures contracts on the Standard & Poors 500 Stock Index. These contracts provide for the sale of a specified quantity of a financial instrument at a fixed price at a future date. When Index enters into a futures contract, it is required to deposit and maintain as collateral such initial margin as required by the exchange on which the contract is traded. Under terms of the contract, Index agrees to receive from or pay to the broker an amount equal to the daily fluctuation in the value of the contract (known as the variation margin). The variation margin is recorded as unrealized gain or loss until the contract expires or is otherwise closed, at which time the gain or loss is realized. Index invests in futures as a substitute to investing in the 500 common stock positions in the Standard & Poors 500 Index. The potential risk to Index is that the change in the value in the underlying securities may not correlate to the value of the contracts. At December 31, 1995 Index had one open futures contract on the Standard & Poors 500 Index expiring in June 1996. The opening notional value of the contract was $312,050 and the market value on December 31, 1995 was $312,075. The initial margin requirement of $10,000 was satisfied by segregating a portion of the U.S. Treasury Bill into a separate custodial account held in the brokers name.


NOTE 4 - FINANCIAL HIGHLIGHTS

The financial highlights table is not presented because the activity for the period presented did not round to $.01 in any category of the reconciliation of beginning to ending net asset value per share. The total return and the ratios and supplemental data were all less than 0.1%.  The net assets at December 31,
1995
were $305,148.